       As filed with the Securities and Exchange Commission on January 29, 1999
                           Securities Act File No. 333-8653
                       Investment Company File Act No. 811-07725

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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

                 REGISTRATION STATEMENT UNDER THE SECURITIES
                                     ACT OF 1933

                            Pre-Effective Amendment No.                      / /

                            POST-EFFECTIVE AMENDMENT NO. 5                   /X/

                                        AND/OR
                 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                     ACT OF 1940
                            AMENDMENT NO. 7                                 /X/

                           (Check appropriate box or boxes)

                                SEASONS SERIES TRUST
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                 1 SunAmerica Center
                              Los Angeles, CA 90067-6022

                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 858-8850

                                Robert M. Zakem, Esq.
                       Senior Vice President and General Counsel
                                 The SunAmerica Center
                           SunAmerica Asset Management Corp.
                              733 Third Avenue - 3rd Floor
                                 New York, NY  10017
                        (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                      COPY TO:

      Susan L. Harris, Esq.              Margery K. Neale, Esq.
      SunAmerica Inc.                    Swidler Berlin Shereff Friedman, LLP
      1 SunAmerica Center                919 Third Avenue
      Los Angeles, CA 90067-6022         New York, New York 10022


      Approximate date of Proposed Public Offering:
      As soon as practicable after this Registration Statement becomes effective.



                IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                               (CHECK APPROPRIATE BOX)

    /X/  immediately upon filing pursuant to paragraph (b) of Rule 485

    / /  on (date) pursuant to paragraph (b) of Rule 485

    / /  60 days after filing pursuant to paragraph (a) of Rule 485

    / /  on (date) pursuant to paragraph (a) of Rule 485

    / /  75 days after filing pursuant to paragraph (a)(ii)

    / /  on (date) pursuant to paragraph (a)(ii) of Rule 485.

         If appropriate, check the following box:
    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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
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                                                          PROSPECTUS


 January 29, 1999


                                     [LOGO]

   SEASONS SERIES TRUST

            - MULTI-MANAGED GROWTH PORTFOLIO

            - MULTI-MANAGED MODERATE GROWTH PORTFOLIO

            - MULTI-MANAGED INCOME/EQUITY PORTFOLIO

            - MULTI-MANAGED INCOME PORTFOLIO

            - ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

            - STOCK PORTFOLIO

            - LARGE-CAP GROWTH PORTFOLIO

            - LARGE-CAP COMPOSITE PORTFOLIO

            - LARGE-CAP VALUE PORTFOLIO

            - MID-CAP GROWTH PORTFOLIO

            - MID-CAP VALUE PORTFOLIO

            - SMALL-CAP PORTFOLIO

            - INTERNATIONAL EQUITY PORTFOLIO

            - DIVERSIFIED FIXED INCOME PORTFOLIO

            - CASH MANAGEMENT PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITES OR PASSED
UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


TRUST HIGHLIGHTS.......................................................................          3

MORE INFORMATION ABOUT THE PORTFOLIOS..................................................         16
        Investment Strategies..........................................................         16

GLOSSARY...............................................................................         23
        Investment Terminology.........................................................         23
        Risk Terminology...............................................................         27

MANAGEMENT.............................................................................         29

ACCOUNT INFORMATION....................................................................         47

FINANCIAL HIGHLIGHTS...................................................................         48

OTHER INFORMATION......................................................................         50

FOR MORE INFORMATION...................................................................

TRUST HIGHLIGHTS


The following questions and answers are designed to provide you with information about Seasons Series Trust (the "Trust"), and to give you an overview of the Trust's fifteen separate investment series ("Portfolios") and their investment goals and principal strategies. More complete investment information is provided in the chart, under "More Information About the Portfolios," which is on page 12, and the glossary that follows on page 20.


Six of the Portfolios, which we call the "Seasons Portfolios," are available through the Seasons Variable Annuity Contract. The other nine Portfolios, which we call the "Seasons Select Portfolios," are available in addition to the Seasons Portfolios, through the Seasons Select Variable Annuity Contract.


Q:    What are the Portfolios' investment goals and strategies?


A: Each Portfolio operates as a separate mutual fund and has its own investment goal and a strategy for pursuing it. A Portfolio's investment goal may be changed by the Board of Trustees without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles.


                               SEASONS PORTFOLIOS


PORTFOLIO                             INVESTMENT GOAL                   STRATEGY
-----------------------------  -----------------------------  -----------------------------
MULTI-MANAGED GROWTH           long-term growth of capital    asset allocation through
PORTFOLIO                                                     Managed Components

MULTI-MANAGED MODERATE GROWTH  long-term growth of capital,   asset allocation through
PORTFOLIO                      with capital preservation as   Managed Components
                               a secondary objective

MULTI-MANAGED INCOME/ EQUITY   conservation of principal      asset allocation through
PORTFOLIO                      while maintaining some         Managed Components
                               potential for long-term
                               growth of capital

MULTI-MANAGED INCOME           capital preservation           asset allocation through
PORTFOLIO                                                     Managed Components

PORTFOLIO                             INVESTMENT GOAL                   STRATEGY
-----------------------------  -----------------------------  -----------------------------
ASSET ALLOCATION: DIVERSIFIED  capital appreciation           investment primarily through
GROWTH PORTFOLIO                                              a strategic allocation of
                                                              approximately 80% (with a
                                                              range of 65-95%) of its
                                                              assets to equity securities
                                                              and approximately 20% (with a
                                                              range of 5-35%) of its assets
                                                              to fixed income securities

STOCK PORTFOLIO                long-term capital              investment primarily in the
                               appreciation, with a           stock of well-established
                               secondary objective of         growth companies
                               increasing dividend income


Each of the Seasons MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS (referred to hereinafter as the "Multi-Managed Seasons Portfolio(s)") allocates all of its assets among three or four distinct MANAGED COMPONENTS, each managed by a separate Manager. The three Managers of the Multi-Managed Seasons Portfolios are SunAmerica Asset Management Corp. ("SunAmerica"), Janus Capital Corporation ("Janus") and Wellington Management Company, LLP ("WMC"). None of the Multi-Managed Seasons Portfolios contains a passively managed component. The four current Managed Components are SUNAMERICA/AGGRESSIVE GROWTH, JANUS/ GROWTH, SUNAMERICA/BALANCED and WMC/FIXED INCOME. The Managed Components invest to varying degrees in a diverse portfolio of common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and cash or cash equivalents. The assets of each Managed Component that comprises a particular Multi-Managed Seasons Portfolio belong to that Portfolio. The term "Manager" as used herein shall mean either SunAmerica, the Investment Adviser to the Trust, or the other registered investment advisers that serve as Subadvisers to the Trust, as the case may be.



Although each Multi-Managed Seasons Portfolio has a distinct investment objective and allocates its assets in varying percentages among the Managed Components in furtherance of that objective, each Manager intends to manage its respective Managed Component(s) in the same general manner regardless of the objective of the Multi-Managed Seasons Portfolio. However, the equity/debt weightings of the SunAmerica/Balanced component under normal market conditions will vary depending on the objective of the Multi-Managed Seasons Portfolio. The following chart shows the allocation of the assets of each Multi-Managed Seasons Portfolio among Managed Components.

                                       SUNAMERICA/
                                    AGGRESSIVE GROWTH      JANUS/GROWTH          SUNAMERICA/      WMC/FIXED INCOME
PORTFOLIO                               COMPONENT            COMPONENT       BALANCED COMPONENT       COMPONENT
---------------------------------  -------------------  -------------------  -------------------  -----------------
MULTI-MANAGED GROWTH PORTFOLIO                 20%                  40%                  20%                 20%

MULTI-MANAGED MODERATE GROWTH
PORTFOLIO                                      18%                  28%                  18%                 36%

MULTI-MANAGED INCOME/EQUITY
PORTFOLIO                                       0%                  18%                  28%                 54%

MULTI-MANAGED INCOME PORTFOLIO                  0%                   8%                  17%                 75%

Differences in investment returns among the Managed Components may cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

                           SEASONS SELECT PORTFOLIOS


All of the Seasons Select Portfolios except the Cash Management Portfolio are managed by several Managers, and we call them the Multi-Managed Seasons Select Portfolios. Each Multi-Managed Seasons Select Portfolio offers you access to at least three different professional Advisers, one of which may be SunAmerica, and each of which advises a separate portion of the Portfolio. Each Multi-Managed Seasons Select Portfolio will allocate one portion of its portfolio to a passively-managed strategy, currently managed by Bankers Trust Company, that seeks to replicate a relevant market index, or the relevant subset of an index.



SunAmerica will initially allocate the assets of each Multi-Managed Seasons Select Portfolio among the Managers for a Portfolio in a manner designed to maximize investment efficiency. SunAmerica will then allocate new cash from share purchases and redemption requests equally among the Managers, unless SunAmerica determines, subject to the review of the Trustees, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Seasons Select Portfolio to determine the extent to which the portion of assets managed by a Manager differs from that portion managed by any other Manager to the Portfolio. If SunAmerica determines that the difference is significant, SunAmerica will then re-allocate cash flows among the three Managers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio's asset allocation. In general, SunAmerica will not rebalance or reallocate the existing assets of a Seasons Select Multi-Managed Portfolio among Managers. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Manager to another when it would be in the best interests of a Portfolio and its shareholders to do so. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation may be to shift assets from a better performing Manager to a portion of the Portfolio with a relatively lower total return.



                           SEASONS SELECT PORTFOLIOS



                                      INVESTMENT GOAL                   STRATEGY
                               -----------------------------  -----------------------------
LARGE-CAP GROWTH PORTFOLIO     long-term growth of capital    investment primarily in
                                                              equity securities of large
                                                              companies (at least 65% of
                                                              total assets) selected
                                                              through a growth strategy

LARGE-CAP COMPOSITE PORTFOLIO  long-term growth of capital    investment primarily in
                               and growth of dividend income  equity securities of large
                                                              companies (at least 65% of
                                                              total assets) that offer the
                                                              potential for long-term
                                                              growth of capital or
                                                              dividends

LARGE-CAP VALUE PORTFOLIO      long-term growth of capital    investment primarily in
                                                              equity securities of large
                                                              companies (at least 65% of
                                                              total assets) selected
                                                              through a value strategy

MID-CAP GROWTH PORTFOLIO       long-term growth of capital    investment primarily in
                                                              equity securities of
                                                              medium-sized companies (at
                                                              least 65% of total assets)
                                                              selected through a growth
                                                              strategy

                                      INVESTMENT GOAL                   STRATEGY
                               -----------------------------  -----------------------------
MID-CAP VALUE PORTFOLIO        long-term growth of capital    investment primarily in
                                                              equity securities of
                                                              medium-sized companies (at
                                                              least 65% of total assets)
                                                              selected through a value
                                                              strategy

SMALL-CAP PORTFOLIO            long-term growth of capital    investment primarily in
                                                              equity securities of small
                                                              companies (at least 65% of
                                                              total assets)

INTERNATIONAL EQUITY           long-term growth of capital    investment primarily in
PORTFOLIO                                                     equity securities of issuers
                                                              in at least three countries
                                                              other than the U.S.

DIVERSIFIED FIXED INCOME       relatively high current        investment primarily in fixed
PORTFOLIO                      income and secondarily         income securities, including
                               capital appreciation           U.S. and foreign government
                                                              securities, mortgaged-backed
                                                              securities, investment grade
                                                              debt securities, and high
                                                              yield/high risk bonds ("junk
                                                              bonds")

CASH MANAGEMENT PORTFOLIO      high current yield while       investment in a diversified
                               preserving capital             selection of money market
                                                              instruments



To balance the risks of an actively traded portfolio, each Multi-Managed Seasons Select Portfolio includes a passively-managed component that tracks a particular target index or a subset of an index and which will not sell stocks in its portfolio or buy different stocks over the course of a year other than in conjunction with changes in its index, even if there are adverse developments concerning a particular stock, company or industry.



A "value" oriented philosophy -- that of investing principally in securities believed to be undervalued in the market -- reflects a belief in that the potential for superior relative performance is highest when stocks of fundamentally solid companies are out of favor. The selection criteria are calculated to identify stocks of well-known companies with solid financial strength that have low price-earnings ratios and have been generally overlooked by the market.

"GROWTH" COMPANIES are considered to have a historical record of above-average growth rate; to have significant growth potential; to have above-average earnings growth or value or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.



"HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.


Q:    What are the principal risks of investing in the Portfolios?


A: Each of the MULTI-MANAGED GROWTH PORTFOLIO, the MULTI-MANAGED MODERATE GROWTH PORTFOLIO, the ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO, the STOCK PORTFOLIO, the LARGE-CAP GROWTH PORTFOLIO, the LARGE-CAP COMPOSITE PORTFOLIO, the LARGE-CAP VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the MID-CAP VALUE PORTFOLIO, the SMALL-CAP PORTFOLIO and the INTERNATIONAL EQUITY PORTFOLIO invest primarily in equity securities. In addition, the MULTI-MANAGED INCOME/EQUITY PORTFOLIO and the MULTI-MANAGED INCOME PORTFOLIO invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. Growth stocks are historically volatile, which will particularly affect the MULTI-MANAGED GROWTH PORTFOLIO, the MULTI-MANAGED MODERATE GROWTH PORTFOLIO, the ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO, the STOCK PORTFOLIO, the LARGE-CAP COMPOSITE PORTFOLIO, the LARGE-CAP GROWTH PORTFOLIO, the MID-CAP GROWTH PORTFOLIO and the SMALL-CAP PORTFOLIO. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.


     The MULTI-MANAGED INCOME/EQUITY PORTFOLIO, the MULTI-MANAGED INCOME PORTFOLIO and the DIVERSIFIED FIXED INCOME PORTFOLIO invest primarily in fixed income securities. In addition, the MULTI-MANAGED GROWTH PORTFOLIO, the MULTI-MANAGED MODERATE GROWTH PORTFOLIO and the ASSET ALLOCATION:
     DIVERSIFIED GROWTH PORTFOLIO each invests significantly in fixed income securities. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in bonds, movements in the bond market generally may affect its performance.

     While an investment in the Cash Management Portfolio should present the least market risk of any of the Portfolios, since it invests only in high-quality short-term debt obligations, you should be aware that an investment in the Cash Management Portfolio is subject to the risks that the value of its investments may be affected by changes in interest rates. You should also be aware that your return on an investment in the Cash Management Portfolio will be affected by fees at the contract level. The Cash Management Portfolio does not seek to maintain a stable net asset value of $1.00.



     All of the Portfolios except the Cash Management Portfolio may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. This will particularly affect the INTERNATIONAL EQUITY PORTFOLIO.


     Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the MULTI-MANAGED GROWTH PORTFOLIO, the MULTI-MANAGED MODERATE GROWTH PORTFOLIO, the ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO and the SMALL-CAP PORTFOLIO.


     Each of the Portfolios except the STOCK PORTFOLIO, the LARGE-CAP VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO and the CASH MANAGEMENT PORTFOLIO may invest in varying degrees in high yield/high risk securities, also known as "junk bonds," which are considered speculative. While the Managers try to diversify a Portfolio and to engage in a credit analysis of each junk bond issuer in which a Portfolio invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.



     Each of the Portfolios except the ASSET ALLOCATION: DIVERSIFIED GROWTH, DIVERSIFIED FIXED INCOME and CASH MANAGEMENT PORTFOLIOS is non-diversified, which means that each can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.


     Finally, shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.



Q:    How have the Seasons Portfolios performed historically?



A: The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Seasons Portfolios by comparing the Seasons Portfolios' performance with those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Seasons Portfolio will perform in the future.



MULTI-MANAGED GROWTH PORTFOLIO


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          31.45%


    During the one year period shown in the bar chart, the highest return for a quarter was 21.27% (quarter ended 12/31/98) and the lowest return for a quarter was -6.23% (quarter ended 09/30/98).



AVERAGE ANNUAL TOTAL RETURNS (AS OF THE        PAST ONE   RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)         YEAR       INCEPTION***
----------------------------------------------------------------------
Multi-Managed Growth Portfolio                  31.45%       30.16%
----------------------------------------------------------------------
Blended Benchmark Index*                        16.59%       23.98%
----------------------------------------------------------------------
S&P 500 Index**                                 28.58%       36.28%
----------------------------------------------------------------------



* The Blended Benchmark Index consists of 51% Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), 27% Lehman Brothers Aggregate Index, 20% Russell 2000 Index and 2% Treasury Bills. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.



** The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.



*** Inception date is April 15, 1997.



MULTI-MANAGED MODERATE GROWTH PORTFOLIO


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          25.07%


    During the one year period shown in the bar chart, the highest return for a quarter was 16.24% (quarter ended 12/31/98) and the lowest return for a quarter was -4.20% (quarter ended 09/30/98).



AVERAGE ANNUAL TOTAL RETURNS (AS OF THE        PAST ONE   RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)         YEAR       INCEPTION***
----------------------------------------------------------------------
Multi-Managed Moderate Growth Portfolio         25.07%       25.23%
----------------------------------------------------------------------
Blended Benchmark Index*                        14.43%       20.83%
----------------------------------------------------------------------
S&P 500 Index**                                 28.58%       36.28%
----------------------------------------------------------------------



* The Blended Benchmark Index consists of 51% Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), 27% Lehman Brothers Aggregate Index, 20% Russell 2000 Index and 2% Treasury Bills. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.



** The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.



*** Inception date is April 15, 1997.

MULTI-MANAGED INCOME/EQUITY PORTFOLIO


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          19.13%


    During the one year period shown in the bar chart, the highest return for a quarter was 7.95% (quarter ended 12/31/98) and the lowest return for a quarter was 0.49% (quarter ended 09/30/98).



AVERAGE ANNUAL TOTAL RETURNS (AS OF THE        PAST ONE   RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)         YEAR       INCEPTION****
----------------------------------------------------------------------
Multi-Managed Income/Equity Portfolio           19.13%       19.64%
----------------------------------------------------------------------
Blended Benchmark Index*                        15.51%       18.79%
----------------------------------------------------------------------
S&P 500 Index**                                 28.58%       36.28%
----------------------------------------------------------------------
Lehman Brothers Aggregate Index***               8.69%       10.87%
----------------------------------------------------------------------



   * The Blended Benchmark Index consists of 51% Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), 27% Lehman Brothers Aggregate Index, 20% Russell 2000 Index and 2% Treasury Bills. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.



  ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.



 *** The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market.



**** Inception date is April 15, 1997.

MULTI-MANAGED INCOME PORTFOLIO


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          13.58%


    During the one year period shown in the bar chart, the highest return for a quarter was 4.10% (quarter ended 12/31/98) and the lowest return for a quarter was 2.07% (quarter ended 09/30/98).



AVERAGE ANNUAL TOTAL RETURNS (AS OF THE        PAST ONE   RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)         YEAR       INCEPTION***
----------------------------------------------------------------------
Multi-Managed Income Portfolio                  13.58%       15.31%
----------------------------------------------------------------------
Blended Benchmark Index*                        12.24%       14.96%
----------------------------------------------------------------------
Lehman Brothers Aggregate Index**                8.69%       10.87%
----------------------------------------------------------------------



   * The Blended Benchmark Index consists of 51% Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), 27% Lehman Brothers Aggregate Index, 20% Russell 2000 Index and 2% Treasury Bills. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.



  ** The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market.



 *** Inception date is April 15, 1997.

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          13.43%


    During the one year period shown in the bar chart, the highest return for a quarter was 15.54% (quarter ended 12/31/98) and the lowest return for a quarter was -9.81% (quarter ended 09/30/98).



AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR  PAST ONE   RETURN SINCE
YEAR ENDED DECEMBER 31, 1998)                     YEAR       INCEPTION***
-------------------------------------------------------------------------
Asset Allocation: Diversified Growth Portfolio     13.43%       15.24%
-------------------------------------------------------------------------
Blended Benchmark Index*                           23.30%       26.46%
-------------------------------------------------------------------------
S&P 500 Index**                                    28.58%       36.28%
-------------------------------------------------------------------------



   * The Blended Benchmark Index consists of 51% Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), 27% Lehman Brothers Aggregate Index, 20% Russell 2000 Index and 2% Treasury Bills. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.



  ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.



 *** Inception date is April 15, 1997.

STOCK PORTFOLIO


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          27.24%


    During the one year period shown in the bar chart, the highest return for a quarter was 22.80% (quarter ended 12/31/98) and the lowest return for a quarter was -11.25% (quarter ended 09/30/98).



AVERAGE ANNUAL TOTAL RETURNS (AS OF THE        PAST ONE   RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)         YEAR       INCEPTION**
----------------------------------------------------------------------
Stock Portfolio                                 27.24%       33.52%
----------------------------------------------------------------------
S&P 500 Index*                                  28.58%       36.28%
----------------------------------------------------------------------



* The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.



**  Inception date is April 15, 1997.

MORE INFORMATION ABOUT THE PORTFOLIOS


INVESTMENT STRATEGIES


The charts provided below summarize information about the investment strategies that each Managed Component and Portfolio uses. We have included a glossary to define the investment and risk terminology that we have used in the charts and throughout this Prospectus. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Contracts. You should be aware that if you purchase Seasons Variable Annuity Contract, you will not invest directly in one of the Seasons Portfolios. Instead, the Seasons Variable Annuity Contract offers four variable investment "Strategies," each of which invests in three of the six Seasons Portfolios, managed collectively by five different professional investment managers. The allocation of assets among the Portfolios will vary depending on the objective of the Strategy.


                               SEASONS PORTFOLIOS


Four of the Seasons Portfolios are Multi-Managed Seasons Portfolios, which means that they pursue their investment goals by allocating their assets among three or four Managed Components, as indicated in the chart on page 4, above. If you invest in one of the Multi-Managed Seasons Portfolios, it's important for you to understand how the chart provided below applies specifically to your investment. To summarize the allocation strategy, because the Multi-Managed Growth and the Multi-Managed Moderate Growth Portfolios seek long-term growth of capital, each therefore allocates a relatively larger percentage of its assets to the SunAmerica/ Aggressive Growth and Janus/Growth components than do the other two Multi-Managed Seasons Portfolios. In contrast, the Multi-Managed Income/Equity and the Multi-Managed Income Portfolios focus on preservation of principal or capital and therefore allocate a relatively larger percentage of their assets to the SunAmerica/Balanced and WMC/Fixed Income components. The Multi-Managed Income/Equity and the Multi-Managed Income Portfolios do not allocate any percentage of their assets to the SunAmerica/Aggressive Growth component.



You should carefully review the investment objectives and policies of each Multi-Managed Seasons Portfolios to understand how each Managed Component applies to an investment in any of the Multi-Managed Season Portfolios. For example, if you invest in a Strategy that invests heavily in the Multi-Managed Income Portfolio, you should be aware that this Portfolio distributes its assets among the Janus/Growth component, the SunAmerica Balanced component and the WMC/Fixed Income component in a ratio of 8%/17%/75%. When reviewing the charts provided below, please keep in mind how the investment strategies and risks of each of the Managed Components applies to your investment. You should also bear in mind when reviewing the chart that the Multi-Managed Income Portfolio invests three quarters of its assets in the WMC/Fixed Income component and pay close attention to that component's investment strategies and risks.

                               SEASONS PORTFOLIOS


                                  SUNAMERICA/                                           SUNAMERICA/
                               AGGRESSIVE GROWTH            JANUS/GROWTH                 BALANCED
                                   COMPONENT                  COMPONENT                  COMPONENT
What are the Portfolio's   equity securities of       common stocks selected     equity securities of mid-
or Managed Component's     small, lesser known or     for their growth           to large-cap companies
principal investments      new growth companies or    potential                  believed to be
(under normal market       industries, such as                                   undervalued, and
conditions)?               technology,                                           long-term bonds and other
                           telecommunications, media                             debt securities; neutral
                           and healthcare                                        equity/debt weightings of
                                                                                 70%/30% for Multi-Managed
                                                                                 Growth and Moderate
                                                                                 Growth Portfolios;
                                                                                 50%/50% for Multi-Managed
                                                                                 Income/ Equity and Income
                                                                                 Portfolios (actual
                                                                                 weighting may differ)
What are the Portfolio's   - stock market volatility  - stock market volatility  - stock and bond market
or Managed Component's     - securities selection     - securities selection      volatility
principal risks?           - growth stocks            - growth stocks            - securities selection
                           - small and mid-market     - junk bonds               - interest rate
                            capitalization            - small and mid- market     fluctuations
                           - non-diversification       capitalization            - non-diversification
                                                      - non-diversification
What other investment
strategies can the
Portfolio or Managed
Component use?
- Large company stocks                Yes                        Yes             See principal investments
                                                                                       section above
- Medium-sized company     See principal investments             Yes             See principal investments
 stocks                          section above                                         section above
- Small company stocks     See principal investments             Yes                  Yes (up to 20%)
                                 section above
- Active Trading                      Yes                        Yes                        No
 What other investments
 can the Portfolio or
 Managed Components use?
- Types of fixed income
 securities:
  Investment grade                    Yes                        Yes                        Yes
  U.S. government                     Yes                        Yes                        Yes
  securities
  Asset-backed and                    Yes                        Yes                        Yes
  mortgage-backed
  securities

                                   WMC/FIXED              ASSET ALLOCATION:
                                    INCOME                   DIVERSIFIED
                                   COMPONENT              GROWTH PORTFOLIO            STOCK PORTFOLIO
What are the Portfolio's   U.S. and foreign fixed     strategic allocation of    common stock of well-
or Managed Component's     income securities of       approximately 80% (with a  established growth
principal investments      varying maturities and     range of 65-95%) of its    companies (at least 65%
(under normal market       risk/return                assets to equity           of total assets)
conditions)?               characteristics (at least  securities and
                           80% investment grade       approximately 20% (with a
                           securities and at least    range of 5-35%) of its
                           85% U.S. dollar            assets to fixed income
                           denominated)               securities

What are the Portfolio's   - bond market volatility   - stock market volatility  - stock market volatility
or Managed Component's     - securities selection     - securities selection     - securities selection
principal risks?           - interest rate            - growth stocks            - growth stocks
                            fluctuations              - foreign exposure         - non-diversification
                           - non-diversification      - small and mid- market
                                                       capitalization
                                                      - non-diversification
What other investment
strategies can the
Portfolio or Managed
Component use?
- Large company stocks                No              See principal investments             Yes
                                                            section above
- Medium-sized company                No              See principal investments             Yes
 stocks                                                     section above
- Small company stocks                No              See principal investments             Yes
                                                            section above
- Active Trading                      Yes                        Yes                        No
 What other investments
 can the Portfolio or
 Managed Components use?
- Types of fixed income
 securities:
  Investment grade                    Yes                        Yes                        Yes
  U.S. government                     Yes                        Yes                        Yes
  securities
  Asset-backed and                    Yes                        Yes                        Yes
  mortgage-backed
  securities

                                  SUNAMERICA/                                           SUNAMERICA/
                               AGGRESSIVE GROWTH            JANUS/GROWTH                 BALANCED
                                   COMPONENT                  COMPONENT                  COMPONENT
  Junk bonds                          No                   Yes (up to 35%)                  No
  Short-term money              Yes (up to 25%)            Yes (up to 25%)            Yes (up to 25%)
  market  instruments
- Temporary defensive          Yes (up to 100%)           Yes (up to 100%)           Yes (up to 100%)
 investments
- Foreign securities                  Yes                        Yes                  Yes (up to 25%)
  ADRs/EDRs/GDRs                      Yes                        Yes                        Yes
  Currency transactions               Yes                        Yes                        Yes
  Currency baskets                    Yes                        Yes                        Yes
  Emerging markets                    Yes                        Yes                        Yes
- Illiquid securities           Yes (up to 15%)            Yes (up to 15%)            Yes (up to 15%)
- Options and futures                 Yes                        Yes                        Yes
- Securities lending          Yes (up to 33 1/3%)        Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
- Special situations                  Yes                        Yes                        Yes
- Borrowing for temporary     Yes (up to 33 1/3%)        Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
 or emergency purposes

                                   WMC/FIXED              ASSET ALLOCATION:
                                    INCOME                   DIVERSIFIED
                                   COMPONENT              GROWTH PORTFOLIO            STOCK PORTFOLIO
  Junk bonds                    Yes (up to 20%)            Yes (up to 20%)                  No
  Short-term money              Yes (up to 25%)            Yes (up to 25%)            Yes (up to 25%)
  market  instruments
- Temporary defensive          Yes (up to 100%)           Yes (up to 100%)           Yes (up to 100%)
 investments
- Foreign securities            Yes (up to 15%             Yes (up to 60%)            Yes (up to 30%)
                            denominated in foreign
                            currencies; up to 100%
                              denominated in U.S.
                                   dollars)
  ADRs/EDRs/GDRs                      No                         Yes                        Yes
  Currency transactions               Yes                        Yes                        Yes
  Currency baskets                    Yes                        Yes                        Yes
  Emerging markets         Yes (up to 20%, including             Yes                        Yes
                            investments in foreign
                           and domestic junk bonds)
- Illiquid securities           Yes (up to 15%)            Yes (up to 15%)            Yes (up to 15%)
- Options and futures                 Yes                        Yes                        Yes
- Securities lending          Yes (up to 33 1/3%)        Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
- Special situations                  Yes                        Yes                        Yes
- Borrowing for temporary     Yes (up to 33 1/3%)        Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
 or emergency purposes

                                  SUNAMERICA/                                           SUNAMERICA/
                               AGGRESSIVE GROWTH            JANUS/GROWTH                 BALANCED
                                   COMPONENT                  COMPONENT                  COMPONENT
 What other potential      - foreign exposure         - foreign exposure         - stock market volatility
 risks can affect the      - emerging markets         - emerging markets         - foreign exposure
 Portfolio or Managed      - euro conversion          - euro conversion          - emerging markets
 Component?                - illiquidity              - credit quality           - euro conversion
                           - prepayment               - junk bonds               - illiquidity
                           - derivatives              - illiquidity              - prepayment
                           - hedging                  - prepayment               - derivatives
                                                      - derivatives              - hedging
                                                      - hedging                  - small and mid- market
                                                      - small and mid-market      capitalization
                                                       capitalization

                                   WMC/FIXED              ASSET ALLOCATION:
                                    INCOME                   DIVERSIFIED
                                   COMPONENT              GROWTH PORTFOLIO            STOCK PORTFOLIO
 What other potential      - foreign exposure         - emerging markets         - foreign exposure
 risks can affect the      - emerging markets         - euro conversion          - emerging markets
 Portfolio or Managed      - euro conversion          - credit quality           - euro conversion
 Component?                - credit quality           - junk bonds               - illiquidity
                           - junk bonds               - illiquidity              - prepayment
                           - illiquidity              - prepayment               - derivatives
                           - prepayment               - derivatives              - hedging
                           - derivatives              - hedging                  - small and mid- market
                           - hedging                                              capitalization

                           SEASONS SELECT PORTFOLIOS

                                   LARGE-CAP             LARGE-CAP COMPOSITE
                               GROWTH PORTFOLIO               PORTFOLIO          LARGE-CAP VALUE PORTFOLIO
What are the Portfolio's   equity securities of       equity securities of       equity securities of
principal investments      large companies (at least  large companies (at least  large companies (at least
(under normal market       65% of total assets)       65% of total assets)       65% of total assets)
conditions)?               selected through a growth  selected through a growth  selected through a value
                           strategy                   strategy, that offer the   strategy
                                                      potential for long-term
                                                      growth of capital or
                                                      dividends
Which index or subset of         S&P 500/BARRA            S&P 500 Composite            S&P 500/BARRA
an index will the                Growth Index                Stock Index                Value Index
Portfolio's index
component seek to
replicate?
What are the Portfolio's   - stock market volatility  - stock market volatility  - stock market volatility
principal risks?           - indexing                 - indexing                 - indexing
                           - securities selection     - securities selection     - securities selection
                           - growth stocks            - interest rate            - non-diversification
                           - non-diversification       fluctuations
                                                      - growth stocks
                                                      - credit quality
                                                      - non-diversification
What other investment
strategies can the
Portfolio use?
- Large company stocks      a principal investment     a principal investment     a principal investment
                                  (see above)                (see above)                (see above)
- Medium-sized company                Yes                        Yes                        Yes
 stocks
- Small company stocks                Yes                        Yes                        Yes
- Active trading                      Yes                        Yes                        Yes

                                MID-CAP GROWTH
                                   PORTFOLIO           MID-CAP VALUE PORTFOLIO      SMALL-CAP PORTFOLIO
What are the Portfolio's   equity securities of       equity securities of       equity securities of
principal investments      medium-sized companies     medium-sized companies     small companies (at least
(under normal market       (at least 65% of total     (at least 65% of total     65% of total assets)
conditions)?               assets) selected through   assets) selected through
                           a growth strategy          a value strategy

Which index or subset of        Russell MidCap             Russell MidCap              Russell 2000
an index will the                Growth Index                Value Index                   Index
Portfolio's index
component seek to
replicate?
What are the Portfolio's   - stock market volatility  - stock market volatility  - stock market volatility
principal risks?           - indexing                 - indexing                 - indexing
                           - securities selection     - securities selection     - securities selection
                           - growth stocks            - non-diversification      - growth stocks
                           - non-diversification      - mid-market               - small market
                           - mid-market                capitalization             capitalization
                            capitalization                                       - non-diversification

What other investment
strategies can the
Portfolio use?
- Large company stocks                Yes                        Yes                        Yes

- Medium-sized company      a principal investment     a principal investment               Yes
 stocks                           (see above)                (see above)
- Small company stocks                Yes                        Yes              a principal investment
                                                                                        (see above)
- Active trading                      Yes                        Yes                        Yes

                                 INTERNATIONAL        DIVERSIFIED FIXED INCOME
                               EQUITY PORTFOLIO               PORTFOLIO          CASH MANAGEMENT PORTFOLIO
What are the Portfolio's   equity securities of       fixed income securities,   a diversified selection
principal investments      issuers in at least 3      including U.S. and         of money market
(under normal market       countries other than the   foreign government         instruments
conditions)?               United States              securities,
                                                      mortgaged-backed
                                                      securities, investment
                                                      grade debt securities,
                                                      and high yield/high risk
                                                      bonds (junk bonds)
Which index or subset of           MSCI EAFE           Lehman Government/Corp.              N/A
an index will the                    Index                      Index
Portfolio's index
component seek to
replicate?
What are the Portfolio's   - stock market volatility  - bond market volatility   - securities selection
principal risks?           - indexing                 - indexing                 - interest rate
                           - securities selection     - securities selection      fluctuations
                           - foreign exposure         - interest rate            - non-diversification
                           - emerging markets          fluctuations
                           - euro conversion          - credit quality
                           - non-diversification      - issuer default
                                                      - non-diversification
What other investment
strategies can the
Portfolio use?
- Large company stocks                Yes                        No                         No

- Medium-sized company                Yes                        No                         No
 stocks
- Small company stocks                Yes                        No                         No

- Active trading                      Yes                        Yes                        No

                                   LARGE-CAP             LARGE-CAP COMPOSITE
                               GROWTH PORTFOLIO               PORTFOLIO          LARGE-CAP VALUE PORTFOLIO
- Types of fixed income
 securities:
    Investment                        Yes                        Yes                        Yes
    grade
    U.S.                              Yes                        Yes                        Yes
    government securities
    Asset-backed and                  Yes                        Yes                        Yes
    mortgage-backed
    securities
    Junk bonds                        Yes                  Yes (up to 15%)            Yes (up to 10%)
    Short-term                  Yes (up to 25%)            Yes (up to 25%)            Yes (up to 25%)
    money market
    instruments
- REITs                               Yes                        Yes                        Yes
- Borrowing for temporary     Yes (up to 33 1/3%)        Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
 or emergency purposes
- Defensive investments               Yes                        Yes                        Yes
- Foreign                             Yes                  Yes (up to 30%)            Yes (up to 30%)
 securities
    ADRs/EDRs/ GDRs                   Yes                        Yes                        Yes
    Foreign                           Yes                  Yes (up to 10%)                  No
    investment companies
    Currency transactions             Yes                        Yes                        Yes
    Currency                          Yes                        Yes                        Yes
    baskets
    Emerging                          Yes                        Yes                        Yes
    markets
- Illiquid securities           Yes (up to 15%)            Yes (up to 15%)            Yes (up to 15%)
- Options and futures                 Yes                        Yes                        Yes
  Securities lending          Yes (up to 33 1/3%)        Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
  Hybrid instruments                  Yes                        Yes                        Yes
                                  (up to 10%)                (up to 10%)                (up to 10%)
    Structured securities  Yes                        Yes                        Yes

                                MID-CAP GROWTH
                                   PORTFOLIO           MID-CAP VALUE PORTFOLIO      SMALL-CAP PORTFOLIO

- Types of fixed income
 securities:
    Investment                        Yes                        Yes                        Yes
    grade
    U.S.                              Yes                        Yes                        Yes
    government securities
    Asset-backed and                  Yes                        Yes                        Yes
    mortgage-backed
    securities
    Junk bonds                        No                         Yes                        Yes
    Short-term                  Yes (up to 25%)            Yes (up to 25%)            Yes (up to 25%)
    money market
    instruments
- REITs                               Yes                        Yes                        No
- Borrowing for temporary     Yes (up to 33 1/3%)        Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
 or emergency purposes
- Defensive investments               Yes                        Yes                        Yes
- Foreign                       Yes (up to 30%)            Yes (up to 30%)            Yes (up to 30%)
 securities
    ADRs/EDRs/ GDRs                   Yes                        Yes                        Yes

    Foreign                           No                   Yes (up to 10%)            Yes (up to 10%)
    investment companies
    Currency transactions             Yes                        Yes                        Yes
    Currency                          Yes                        Yes                        Yes
    baskets
    Emerging                          Yes                        Yes                        Yes
    markets
- Illiquid securities           Yes (up to 15%)            Yes (up to 15%)            Yes (up to 15%)
- Options and futures                 Yes                        Yes                        Yes
  Securities lending          Yes (up to 33 1/3%)        Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
  Hybrid instruments                  Yes                        Yes                        Yes
                                  (up to 10%)                (up to 10%)                (up to 10%)
    Structured securities  Yes                        Yes                        Yes

                                 INTERNATIONAL        DIVERSIFIED FIXED INCOME
                               EQUITY PORTFOLIO               PORTFOLIO          CASH MANAGEMENT PORTFOLIO

- Types of fixed income
 securities:
    Investment                        Yes              a principal investment               Yes
    grade                                                    (see above)
    U.S.                              Yes              a principal investment               Yes
    government securities                                    (see above)
    Asset-backed and                  Yes                        Yes                        Yes
    mortgage-backed
    securities
    Junk bonds                        Yes                  Yes (up to 20%)                  No
    Short-term                  Yes (up to 25%)                  Yes              a principal investment
    money market                                                                        (see above)
    instruments
- REITs                               Yes                        No                         No
- Borrowing for temporary     Yes (up to 33 1/3%)        Yes (up to 33 1/3%)          Yes (up to 5%)
 or emergency purposes
- Defensive investments               Yes                        Yes                        Yes
- Foreign                   a principal investment         Yes (up to 30%)            Yes (up to 30%)
 securities                       (see above)
    ADRs/EDRs/ GDRs                   Yes                        Yes                 Yes (U.S. dollar
                                                                                     denominated only)
    Foreign                     Yes (up to 10%)                  Yes                        No
    investment companies
    Currency transactions             Yes                        Yes                        No
    Currency                          Yes                        Yes                        No
    baskets
    Emerging                          Yes                        Yes                        No
    markets
- Illiquid securities           Yes (up to 15%)            Yes (up to 15%)            Yes (up to 10%)
- Options and futures                 Yes                        Yes                        No
  Securities lending          Yes (up to 33 1/3%)        Yes (up to 33 1/3%)                No
  Hybrid instruments                  Yes                        Yes                        No
                                  (up to 10%)
    Structured securities  Yes                        Yes                        No

                                   LARGE-CAP             LARGE-CAP COMPOSITE
                               GROWTH PORTFOLIO               PORTFOLIO          LARGE-CAP VALUE PORTFOLIO
    Indexed securities                Yes                        Yes                        Yes
- Special situations                  Yes                        Yes                        Yes
What other potential       - interest rate            - foreign exposure         - interest rate
risks can affect a          fluctuations              - emerging markets          fluctuations
Portfolio?                 - foreign exposure         - euro conversion          - foreign exposure
                           - euro conversion          - illiquidity              - emerging markets
                           - illiquidity              - prepayment               - euro conversion
                           - prepayment               - derivatives              - illiquidity
                           - derivatives              - hedging                  - derivatives
                           - hedging                  - small and mid- market    - hedging
                           - small and mid-market      capitalization            - small and mid- market
                            capitalization                                        capitalization

                                MID-CAP GROWTH
                                   PORTFOLIO           MID-CAP VALUE PORTFOLIO      SMALL-CAP PORTFOLIO
    Indexed securities                Yes                        Yes                        Yes
- Special situations                  Yes                        Yes                        Yes
What other potential       - interest rate            - interest rate            - interest rate
risks can affect a          fluctuations               fluctuations               fluctuations
Portfolio?                 - foreign exposure         - growth stocks            - foreign exposure
                           - euro conversion          - foreign exposure         - euro conversion
                           - illiquidity              - euro conversion          - illiquidity
                           - derivatives              - illiquidity              - prepayment
                           - hedging                  - prepayment               - derivatives
                           - small and mid- market    - derivatives              - hedging
                            capitalization            - hedging                  - small and mid- market
                                                      - small and mid- market     capitalization
                                                       capitalization

                                 INTERNATIONAL        DIVERSIFIED FIXED INCOME
                               EQUITY PORTFOLIO               PORTFOLIO          CASH MANAGEMENT PORTFOLIO
    Indexed securities                Yes                        Yes                        No
- Special situations                  Yes                        Yes                        Yes
What other potential       - interest rate            - stock market volatility  - foreign exposure
risks can affect a          fluctuations              - growth stocks            - euro conversion
Portfolio?                 - illiquidity              - foreign exposure         - illiquidity
                           - prepayment               - emerging markets
                           - derivatives              - euro conversion
                           - hedging                  - illiquidity
                                                      - prepayment
                                                      - derivatives
                                                      - hedging
                                                      - small and mid- market
                                                       capitalization

GLOSSARY

INVESTMENT TERMINOLOGY


LARGE COMPANIES generally, have market capitalizations of over $5 billion, although there may be some overlap among capitalization categories.



MEDIUM-SIZED COMPANIES generally have market capitalizations ranging from $1 billion to $5 billion, although there may be some overlap among capitalization categories. The Mid-Cap Growth and Mid-Cap Value Portfolios use the S&P 400-Registered Trademark- MidCap Index as its benchmark, which targets issuers with capitalizations ranging from $500 million to $10 billion. Accordingly, these Portfolios will consider companies within this capitalization range to be mid-cap, based also on certain other relevant criteria.



SMALL COMPANIES generally have market capitalizations of $1 billion or less, although there may be some overlap among capitalization categories. A Manager may consider an issuer that has a market capitalization in excess of $1 billion to be "small-cap" if it meets certain relevant criteria.



ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced.



FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, Yankee bonds, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.



An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Manager).



U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.


ASSET-BACKED SECURITIES represent an interest in a pool of consumer or other types of loans. Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. MORTGAGE-BACKED SECURITIES represent an undivided ownership interest in a pool of mortgages.


A "JUNK BOND" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.


SHORT-TERM MONEY MARKET INSTRUMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.


REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.


A Portfolio may BORROW for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in a Portfolio's net asset value and yield. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.


DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.


FOREIGN SECURITIES are issued by companies located outside of the U.S., including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, American Depositary Receipts (ADRs) or other similar securities that represents interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).



It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Managers will not invest in such investment companies unless, in their judgment, the potential benefits justify the payment of any associated fees and expenses.



CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are generally used to hedge against changes in currency exchange rates.



A CURRENCY BASKET consists of specified amounts of currencies of certain foreign countries.



An EMERGING MARKET country is generally considered to be a country in the initial stages of its industrialization cycle with a lower per capita gross national product.



ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established institutional trading markets.


OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.


SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.



HYBRID INSTRUMENTS, such as indexed securities (for example Standard and Poor's Depositary Receipts) and structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.



A SPECIAL SITUATION arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

ABOUT THE INDEXES


As shown on the chart, below, each of the Seasons Select Portfolios except the Cash Management Portfolio has one passively managed portion, which seeks to replicate all or a subset of a nationally-recognized market index.



- THE S&P 500 COMPOSITE STOCK PRICE INDEX, commonly known as the S&P 500, is an unmanaged index of 500 common stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market, representing approximately 70% of the total domestic U.S. equity market capitalization.


- THE S&P 400 MIDCAP INDEX is an unmanaged index of common stocks of 400 mid-cap companies, with market capitalizations ranging from $500 million to $10 billion.


- RUSSELL 2000-REGISTERED TRADEMARK- INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $592.0 million; the median market capitalization was approximately $500.0 million. The largest company in the index had an approximate market capitalization of $1,402.7 million.



- RUSSELL MIDCAP-TM- GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.



- RUSSELL MIDCAP-TM- VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.



- RUSSELL 1000-REGISTERED TRADEMARK- INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the median market capitalization was approximately $3.7 billion. The smallest company in the index had an approximate market capitalization of $1,404.7 million.



- THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX is an unmanaged index that includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The Index is weighted by market capitalization and therefore has a heavy representation in countries with large stock markets, such as Japan.

- THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX is a measure of the market value of approximately 5,300 bonds, each with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher by a nationally recognized statistical rating organization.



The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. Each company in the index is assigned to either the value or growth index so that the two style indices "add up" to the full index. Like the full S&P indexes, the value and growth indexes are capitalization-weighted, meaning that each stock is weighted in proportion to its market value.


Certain Portfolios invest in either the growth or value "subset" of an index. These subsets are created by splitting an index according to "book-to-price" ratio (that is, the difference between an issuer's "book value" and its market capitalization). The value subset of an index contains securities of issuers with higher book to price ratios, while a growth subset contains those of issuers with lower book-to-price ratios.

RISK TERMINOLOGY


MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities held by a Portfolio.



INDEXING: The passively-managed portion of each Seasons Select Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.


SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.


INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower quality bonds tend to be more sensitive to changes in interest rates.



GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own businesses, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an EMERGING MARKET. Historical experience indicates that the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


EURO CONVERSION: Effective January 1, 1999, several European countries irrevocably fixed their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. SunAmerica is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Portfolios. There can be no assurance that a Portfolio will not suffer any adverse consequences as a result of the euro conversion.


CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be retired in advance of the maturity date. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.


DERIVATIVES: In addition to general risks relating to market volatility, interest rate fluctuations, credit quality, options and futures contracts are subject to certain special risks. To the extent a contract is used to hedge another position in the portfolio, there is a risk that changes in the value of the contract will not match those of the hedged position. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.



HEDGING: A strategy in which a Manager uses a derivative to offset the risk that other instruments in a Portfolio's holdings may decrease in value. Gains on a derivative that reacts in an opposite manner to market movements may substantially reduce losses on the other investment. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than the Manager anticipates or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.



SMALL AND MID-MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile than shares of large companies and entail greater risks.



NON-DIVERSIFICATION: Non-diversified investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of stocks. A non-diversified investment company's risk may increase because the effect of each stock on its performance is greater.


MANAGEMENT


INVESTMENT ADVISER: SunAmerica Asset Management Corp. serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the Subadvisers for the Portfolios, serves as Manager for certain Portfolios or portions of Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

For the period April 15, 1997 (commencement of operations) through March 31, 1998, each Seasons Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets (on an annualized basis):

PORTFOLIO                                                      FEE
----------------------------------------------------------  ---------
Multi-Managed Growth Portfolio                                   0.89%

Multi-Managed Moderate Growth Portfolio                          0.85%

Multi-Managed Income/Equity Portfolio                            0.81%

Multi-Managed Income Portfolio                                   0.77%

Asset Allocation: Diversified Growth Portfolio                   0.85%

Stock Portfolio                                                  0.85%

    In addition, the Seasons Select Portfolios will pay SunAmerica a fee equal to the following percentage of average daily net assets:

        PORTFOLIO                                                           FEE
----------------------------------------------------------  -----------------------------------
                                                                  (INCLUDING BREAKPOINTS)
        Large-Cap Growth Portfolio                          First $250 million            0.800%
                                                            Next $250 million             0.750%
                                                            Over $500 million             0.700%

        Large-Cap Composite Portfolio                       First $250 million            0.800%
                                                            Next $250 million             0.750%
                                                            Over $500 million             0.700%

        Large-Cap Value Portfolio                           First $250 million            0.800%
                                                            Next $250 million             0.750%
                                                            Over $500 million             0.700%

        Mid-Cap Growth Portfolio                            First $250 million            0.850%
                                                            Next $250 million             0.800%
                                                            Over $500 million             0.750%

        Mid-Cap Value Portfolio                             First $250 million            0.850%
                                                            Next $250 million             0.800%
                                                            Over $500 million             0.750%

        Small-Cap Portfolio                                 First $250 million            0.850%
                                                            Next $250 million             0.800%
                                                            Over $500 million             0.750%

        International Equity Portfolio                      1.000%

        Diversified Fixed Income Portfolio                  First $200 million            0.700%
                                                            Next $200 million             0.650%
                                                            Over $400 million             0.600%

        Cash Management Portfolio                           First $100 million             0.55%
                                                            Next $200 million              0.50%
                                                            Thereafter                     0.45%


SunAmerica compensates the Subadviser(s) out of the fees that it receives from the Portfolios. SunAmerica may terminate any agreement with a Subadviser(s) without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with Subadviser(s) approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadviser(s) for new or existing Portfolios, change the terms of particular agreements with Subadviser(s) or continue the employment of existing Subadviser(s) after events that would otherwise cause an automatic termination of a Subadviser(s) agreement. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser(s) for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadviser(s) changes. The order also permits the Trust to disclose to shareholders the Subadviser(s) fees only in the aggregate for each Portfolio. Each of the Subadviser(s) is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadviser(s) fees. These fees do not increase Portfolio expenses.



SunAmerica, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, is a corporation organized in 1982 under the laws of the State of Delaware. SunAmerica is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets of approximately $17 billion as of December 31, 1998 for investment companies, individuals, pension accounts, and corporate and trust accounts.



In addition to serving as the investment adviser and manager to the Trust and each Portfolio and supervising activities of the other Subadviser(s), SunAmerica manages the Cash Management Portfolio, the Aggressive Growth and SunAmerica/Balanced components of the Multi-Managed Seasons Portfolios, and portions of the Large-Cap Composite Portfolio, the Small-Cap Portfolio and the Diversified Fixed Income Portfolio.


The management of each Portfolio and Managed Component is summarized in the following chart and described below.


                                               PORTFOLIO MANAGEMENT ALLOCATED AMONG THE
PORTFOLIO                                      FOLLOWING MANAGER(S)
---------------------------------------------  ---------------------------------------------
Multi-Managed Growth Portfolio                 - Janus (through Janus/Growth component)
                                               - SunAmerica (through SunAmerica/Aggressive
                                                     Growth component and SunAmerica/
                                                     Balanced component)

                                               PORTFOLIO MANAGEMENT ALLOCATED AMONG THE
PORTFOLIO                                      FOLLOWING MANAGER(S)
---------------------------------------------  ---------------------------------------------
                                               - WMC (through WMC/Fixed Income component)
Multi-Managed Moderate Growth Portfolio        - Janus (through Janus/Growth component)
                                               - SunAmerica (through SunAmerica/Aggressive
                                                     Growth component and SunAmerica/
                                                     Balanced component) WMC (through
                                                     WMC/Fixed Income component)

Multi-Managed Income/Equity Portfolio          - Janus (through Janus/Growth component)
                                               - SunAmerica (through SunAmerica/Balanced
                                                     component)
                                               - WMC (through WMC/Fixed Income component)

Multi-Managed Income Portfolio                 - Janus (through Janus/Growth component)
                                               - SunAmerica (through SunAmerica/Balanced
                                                     component
                                               - WMC (through WMC/Fixed Income component)

Asset Allocation: Diversified Growth           - Putnam Investment Management, Inc.
Portfolio                                      ("Putnam")

Stock Portfolio                                - T. Rowe Price Associates, Inc. ("T. Rowe
                                               Price")
Large-Cap Growth Portfolio                     - Bankers Trust Company ("Bankers Trust")
                                               - Goldman Sachs Asset Management ("GSAM")
                                               - Janus

Large-Cap Composite Portfolio                  - Bankers Trust
                                               - SunAmerica
                                               - T. Rowe Price

Large-Cap Value Portfolio                      - Bankers Trust
                                               - T. Rowe Price
                                               - WMC

Mid-Cap Growth Portfolio                       - Bankers Trust
                                               - T. Rowe Price
                                               - WMC

                                               PORTFOLIO MANAGEMENT ALLOCATED AMONG THE
PORTFOLIO                                      FOLLOWING MANAGER(S)
---------------------------------------------  ---------------------------------------------
Mid-Cap Value Portfolio                        - Bankers Trust
                                               - GSAM
                                               - Lord, Abbett & Co. ("Lord Abbett")

Small-Cap Portfolio                            - Bankers Trust
                                               - Lord Abbett
                                               - SunAmerica

International Equity Portfolio                 - Bankers Trust
                                               - Goldman Sachs Asset Management
                                               - International ("GSAM-International")
                                               - Lord Abbett

Diversified Fixed Income Portfolio             - Bankers Trust
                                               - SunAmerica
                                               - WMC

Cash Management Portfolio                      - SunAmerica

INFORMATION ABOUT THE SUBADVISERS



BANKERS TRUST COMPANY. BANKERS TRUST has principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York 10006. Bankers Trust is a worldwide merchant bank that provides investment management services for the nation's largest corporations and institutions. As of September 30, 1998, Bankers Trust managed approximately $338 billion in assets.



GOLDMAN SACHS ASSET MANAGEMENT AND GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL. GOLDMAN SACHS, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs & Co., registered as an investment adviser in 1981. Goldman Sachs International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs & Co., became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. As of August 21, 1998, Goldman Sachs and Goldman Sachs International, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.



JANUS CAPITAL CORPORATION. JANUS is a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206-4923. Janus serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts, and, as of December 31, 1998, had assets under management of approximately $108 billion.



LORD, ABBETT & CO. LORD ABBETT, located in the General Motors Building, at 767 Fifth Avenue, New York, New York 10153, has been an investment manager for over 69 years and as of December 31 1998 managed about $29.4 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides similar services to twelve other funds having various investment objectives and also advises other investment clients.



PUTNAM INVESTMENT MANAGEMENT, INC. PUTNAM is a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. Putnam and its affiliates managed assets of approximately $294 billion as of December 31, 1998.



T. ROWE PRICE ASSOCIATES, INC. T. ROWE PRICE is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed assets in excess of $148 billion as of December 31, 1998.



WELLINGTON MANAGEMENT COMPANY, LLP. WMC is a Massachusetts limited liability partnership. The principal offices of Wellington are located at 75 State Street, Boston, Massachusetts 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1998, Wellington had discretionary management authority with respect to approximately $211.3 billion of assets.



PORTFOLIO MANAGEMENT: The primary investment manager(s) and/or the management team(s) for each Portfolio and Managed Component is set forth in the following table.



                                       NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED                   MANAGER(S) (AND/ OR
COMPONENT              MANAGER         MANAGEMENT TEAMS)            EXPERIENCE
---------------------  --------------  ---------------------------  --------------------------
SunAmerica Aggressive  SunAmerica      - Donna M. Calder            Ms. Calder has been a
Growth component                        Vice President and          portfolio manager with the
(Multi-Managed                          Portfolio Manager           firm since March 1998.
Seasons Portfolio)                      (Domestic Equity            Prior to joining
                                        Investment Team)            SunAmerica, Ms. Calder was
                                                                    the Founder and General
                                                                    Partner of Manhattan
                                                                    Capital Partners, L.P.
                                                                    (1991-1995)

SunAmerica/ Balanced   SunAmerica      - Francis D. Gannon          Mr. Gannon has been a
components (equity                      Vice President and          portfolio manager with the
portion) (Multi-                        Portfolio Manager           firm since 1996. He joined
Managed Seasons                         (Domestic Equity            SunAmerica as an equity
Portfolio)                              Investment Team)            analyst in 1993.

                                       - Fixed Income Investment
                                        Team

Janus/Growth           Janus           - Warren B. Lammert          Mr. Lammert first joined
component (Multi-                       Executive Vice President    Janus in 1987 and has been
Managed Seasons                         Portfolio Manager           a portfolio manager with
Portfolio)                                                          the firm since 1993. He is
                                                                    a Chartered Financial
                                                                    Analyst.

WMC/Fixed Income       WMC             - Thomas L. Pappas Senior    Mr. Pappas joined WMC in
component (Multi-                       Vice President and Partner  1987 and has been a
Managed Seasons                                                     portfolio manager. He is a
Portfolio)                                                          Chartered Financial
                                                                    Analyst.

                                       NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED                   MANAGER(S) (AND/ OR
COMPONENT              MANAGER         MANAGEMENT TEAMS)            EXPERIENCE
---------------------  --------------  ---------------------------  --------------------------
Asset Allocation:      Putnam          - (Global Asset Allocation   N/A
Diversified Growth                      Committee)
Portfolio

Stock Portfolio        T. Rowe Price   - Robert W. Smith            Mr. Smith has been
                                        Managing Director,          managing investments with
                                        Chairman, Vice President    T. Rowe Price since
                                        and Equity Portfolio        joining the firm in 1992.
                                        Manager
                                        (Investment Advisory
                                        Committee)

Large-Cap Growth       Bankers Trust   - Frank Salerno              Mr. Salerno has been an
Portfolio                               Managing Director and       investment officer since
                                        Chief Investment Officer    joining Bankers Trust in
                                        of Structured Investments   1981.
                                        (passively managed
                                        portion)

                       GSAM            - George D. Adler            Mr. Adler joined GSAM in
                                        Vice President and Senior   1997. From 1990 to 1997,
                                        Portfolio Manager           he was a portfolio manager
                                                                    at Liberty Investment
                                                                    Management, Inc.
                                                                    ("Liberty").

                                       - Robert G. Collins          Mr. Collins joined GSAM in
                                        Vice President and Senior   1997. From 1991 to 1997,
                                        Portfolio Manager           he was a portfolio manager
                                                                    at Liberty. His past
                                                                    experiences include work
                                                                    as a special situations
                                                                    analyst with Raymond James
                                                                    & Associates for five
                                                                    years.

                                                                    EXPERIENCE
                                                                    --------------------------
                                                                    Mr. Ehlers joined GSAM in
                                                                    1997. From 1994 to 1997,
                                       NAME AND TITLE OF PORTFOLIO  he was the Chief
                                       MANAGER(S) (AND/ OR          Investment Officer and
                                       MANAGEMENT TEAMS)            Chairman at Liberty. He
                                       ---------------------------  was a portfolio manager
                                                                    and president at Liberty's
                                       - Herbert E. Ehlers          predecessor firm, Eagle
PORTFOLIO OR MANAGED                    Managing Director and       Asset Management, from
COMPONENT              MANAGER          Senior Portfolio Manager    1984 to 1994.
---------------------  --------------

                                       - Gregory H. Ekizian         Mr. Ekizian joined GSAM in
                                        Vice President and Senior   1997. From 1990 to 1997,
                                        Portfolio Manager           he was a portfolio manager
                                                                    at Liberty and its
                                                                    predecessor firm, Eagle
                                                                    Asset Management.

                                       - David G. Shell             Mr. Shell joined GSAM in
                                        Vice President and Senior   1997. From 1987 to 1997,
                                        Portfolio Manager           he was a portfolio manager
                                                                    at Liberty and its
                                                                    predecessor firm, Eagle
                                                                    Asset Management.

                                       - Ernest C. Segundo, Jr.     Mr. Segundo joined GSAM in
                                        Vice President and Senior   1997. From 1992 to 1997,
                                        Portfolio Manager           he was a portfolio manager
                                                                    at Liberty.

                                                                    EXPERIENCE
                                                                    --------------------------
                                                                    Mr. Pinto has been the
                                                                    Vice President of
                                                                    Portfolio Management of
                                                                    Janus since 1994. From
                                       NAME AND TITLE OF PORTFOLIO  1993 to 1994, he was Co-
                                       MANAGER(S) (AND/ OR          President of Creative
                                       MANAGEMENT TEAMS)            Retail Technology, a
                                       ---------------------------  producer of hardware for
                                                                    retail clients. From 1991
                       MANAGER         - Marc Pinto                 to 1993, Mr. Pinto was an
                       --------------   Vice President of           equity analyst at Priority
PORTFOLIO OR MANAGED                    Portfolio Management and    Investments Ltd., a family
COMPONENT              Janus            Portfolio Manager           owned business.
---------------------

                                       - Warren B. Lammert          See above.
                                        Executive Vice President
                                        and Portfolio Manager

Large-Cap Composite    Bankers Trust   - Frank Salerno              See above.
Portfolio                               Managing Director and
                                        Chief Investment Officer
                                        of Structured Investments
                                        (passively managed
                                        portion)

                       SunAmerica      - Francis D. Gannon          See above.
                                        Vice President and
                                        Portfolio Manager
                                        (Domestic Equity
                                        Investment Team)

                       T. Rowe Price   - Robert W. Smith            See above.
                                        Chairman, Managing
                                        Director, Vice President
                                        and Equity Portfolio
                                        Manager
                                        (Investment Advisory
                                        Committee)

                                       NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED                   MANAGER(S) (AND/ OR
COMPONENT              MANAGER         MANAGEMENT TEAMS)            EXPERIENCE
---------------------  --------------  ---------------------------  --------------------------
Large-Cap Value        Bankers Trust   - Frank Salerno              See above.
Portfolio                               Managing Director and
                                        Chief Investment Officer
                                        of Structured Investments
                                        (passively managed
                                        portion)

                       T. Rowe Price   - Brian C. Rogers            Mr. Rogers has been
                                        Chairman                    managing investments at T.
                                        (Investment Advisory        Rowe Price since 1983.
                                        Committee)

                       WMC             - John R. Ryan               Mr. Ryan joined WMC in
                                        Senior Vice President and   1981.
                                        Managing Partner
                                        (Value/Yield Team)

                                       - Steven T. Irons            Mr. Irons joined WMC in
                                        Vice President and Equity   1993.
                                        Research Analyst

Mid-Cap Growth         Bankers Trust   - Frank Salerno              See above.
Portfolio                               Managing Director and
                                        Chief Investment Officer
                                        of Structured Investments
                                        (passively managed
                                        portion)

                       T. Rowe Price   - Donald J. Peters           Mr. Peters has been a
                                        Vice President, Portfolio   portfolio manager and
                                        Manager & Quantitative      quantitative investment
                                        Investment Analyst          analyst for T. Rowe
                                                                    Price's Equity Research
                                                                    Division since joining the
                                                                    firm in 1993.

                       WMC             - Robert D. Rands            Mr. Rands joined WMC in
                                        Senior Vice President and   1978 as a special
                                        Partner                     situations analyst and
                                                                    became a portfolio manager
                                                                    in 1983.

                                       NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED                   MANAGER(S) (AND/ OR
COMPONENT              MANAGER         MANAGEMENT TEAMS)            EXPERIENCE
---------------------  --------------  ---------------------------  --------------------------
                                       - Steven Angeli              Mr. Angeli joined WMC in
                                        Vice President and          1994.
                                        Portfolio Manager

Mid-Cap Value          Bankers Trust   - Frank Salerno              See above.
Portfolio                               Managing Director and
                                        Chief Investment Officer
                                        of Structured Investments
                                        (passively managed
                                        portion)

                       GSAM            - Eileen Aptman              Ms. Aptman joined GSAM in
                                        Vice President and Senior   1993 and has been a
                                        Portfolio Manager           portfolio manager for GSAM
                                                                    funds since 1996.

                                       - Paul D. Farrell            Mr. Farrell has been a
                                        Vice President and Senior   portfolio manager for GSAM
                                        Portfolio Manager           funds since 1992.

                                       - Matthew B. McLennan        Mr. McLennan joined GSAM
                                        Vice President and Senior   in 1995. From 1994 to
                                        Portfolio Manager           1995, he worked in the
                                                                    Investment Banking
                                                                    Division of GSAM in
                                                                    Australia. From 1991 to
                                                                    1994, Mr. McLennan worked
                                                                    at Queensland Investment
                                                                    Corporation in Australia.

                                       - Karma Wilson               Ms. Wilson joined GSAM in
                                        Vice President and Senior   1994. Prior to 1994, she
                                        Portfolio Manager           was an investment analyst
                                                                    with Bankers Trust
                                                                    Australia Ltd.

                                       NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED                   MANAGER(S) (AND/ OR
COMPONENT              MANAGER         MANAGEMENT TEAMS)            EXPERIENCE
---------------------  --------------  ---------------------------  --------------------------
                       Lord Abbett     - Edward K. von der Linde    Mr. von der Linde has been
                                        Portfolio Manager           with Lord Abbett since
                                                                    1988 and has over 12 years
                                                                    of investment experience.

                                       - Howard E. Hansen           Mr. Hansen joined Lord
                                        Associate Portfolio         Abbett as an equity
                                        Manager                     analyst in 1995. He has
                                                                    been an associate
                                                                    portfolio manager since
                                                                    1997. From 1990-1994, he
                                                                    was an equity analyst at
                                                                    Alfred Berg Inc.

Small-Cap Portfolio    Bankers Trust   - Frank Salerno              See above.
                                        Managing Director and
                                        Chief Investment Officer
                                        of Structured Investments
                                        (passively managed
                                        portion)

                       Lord Abbett     - Stephen J. McGruder        Mr. McGruder joined Lord
                                        Senior Portfolio Manager    Abbett in May 1995. Prior
                                                                    to joining Lord Abbett Mr.
                                                                    McGruder served from
                                                                    October of 1988 as Vice
                                                                    President of Wafra
                                                                    Investment Advisory Group,
                                                                    a private investment
                                                                    company. Mr. McGruder has
                                                                    over 29 years of
                                                                    investment experience.

                       SunAmerica      - Donna Calder               See above.
                                        Portfolio Manager
                                        (Domestic Equity
                                        Investment Team)

                                       NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED                   MANAGER(S) (AND/ OR
COMPONENT              MANAGER         MANAGEMENT TEAMS)            EXPERIENCE
---------------------  --------------  ---------------------------  --------------------------
International Equity   Bankers Trust   - Frank Salerno              See above.
Portfolio                               Managing Director and
                                        Chief Investment Officer
                                        of Structured Investments
                                        (passively managed
                                        portion)

                       GSAM-           - Guy P. de C. Bennet        Mr. Bennet joined GSAM as
                       International    Vice President and          a portfolio manager in
                                        Portfolio Manager           1996 and is also co-head
                                                                    of GSAM's Japanese Equity
                                                                    Group in Tokyo. From 1984
                                                                    to 1996, he was a
                                                                    portfolio manager and an
                                                                    Executive Director at CIN
                                                                    Management.

                                       - Ivor H. Farman             Mr. Farman joined GSAM as
                                        Executive Director and      a senior portfolio manager
                                        Portfolio Manager           in 1996. From 1995 to
                                                                    1996, he was responsible
                                                                    for originating and
                                                                    marketing French equity
                                                                    ideas at Exane in Paris.
                                                                    Prior to 1995, he spent
                                                                    five years engaged in
                                                                    French equity research and
                                                                    marketing at Banque
                                                                    Nationale de Paris and
                                                                    Schroders in London.

                                       - Shogo Maeda                Mr. Maeda joined GSAM as a
                                        Managing Director and       portfolio manager in 1994.
                                        Portfolio Manager           From 1987 to 1994, he
                                                                    worked at Nomura
                                                                    Investment Management
                                                                    Incorporated as a Senior
                                                                    Portfolio Manager.

                                       NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED                   MANAGER(S) (AND/ OR
COMPONENT              MANAGER         MANAGEMENT TEAMS)            EXPERIENCE
---------------------  --------------  ---------------------------  --------------------------
                                       - Warwick M. Negus           Mr. Negus joined GSAM as a
                                        Managing Director and       portfolio manager in 1994.
                                        Co-Head of Emerging Market  From 1987 to 1994, he was
                                        Equities                    a Vice President of
                                                                    Bankers Trust Australia
                                                                    Ltd. where he was the
                                                                    Chief Investment Officer
                                                                    of their Southeast Asian
                                                                    investment team. He is
                                                                    also a member of GSAM's
                                                                    global asset allocation
                                                                    committee.

                                       - Susan Noble                Ms. Noble joined GSAM as a
                                        Executive Director and      senior portfolio manager
                                        Senior Portfolio Manager    and head of the European
                                                                    Equity team in October
                                                                    1997. From 1986 to 1997,
                                                                    she worked at Fleming
                                                                    Investment Management in
                                                                    London, where she most
                                                                    recently was Portfolio
                                                                    Management Director for
                                                                    the European equity
                                                                    investment strategy and
                                                                    process.

                       Lord Abbett     - Christopher Taylor         Mr. Taylor is Managing
                                        Portfolio Manager           Director of Fuji -Lord
                                                                    Abbett International,
                                                                    Limited, where he has
                                                                    worked since 1987.

Diversified Fixed      Bankers Trust   - Frank Salerno              See above.
Income Portfolio                        Managing Director and
                                        Chief Investment Officer
                                        of Structured Investments
                                        (passively managed
                                        portion)

                                       NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED                   MANAGER(S) (AND/ OR
COMPONENT              MANAGER         MANAGEMENT TEAMS)            EXPERIENCE
---------------------  --------------  ---------------------------  --------------------------
                       SunAmerica      - John W. Risner             Mr. Risner joined
                                        Vice President and          SunAmerica as portfolio
                                        Portfolio Manager           manager in 1997. From 1992
                                        (Fixed Income Investment    to 1997, Mr. Risner
                                        Team)                       managed the High-Yield and
                                                                    Convertible Bond
                                                                    portfolios for Value Line
                                                                    Asset Management.

                       WMC             - John C. Keogh              Mr. Keogh joined WMC in
                                        Senior Vice President and   1983.
                                        Partner

Cash Management        SunAmerica      - Fixed Income Investment
Portfolio                               Team

ACCOUNT INFORMATION



Shares of the Portfolios are not offered directly to the public. Instead, shares of the Portfolios are currently offered only to Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company. So if you would like to invest in a Portfolio, you must purchase a Seasons Variable Annuity Contract or a Seasons Select Variable Annuity Contract from Anchor National. You should be aware that if you purchase Seasons Variable Annuity Contract, you will not invest directly in one of the Seasons Portfolios. Instead, the Seasons Variable Annuity Contract offers four variable investment "Strategies," each of which invests in three of the six Seasons Portfolios, managed collectively by five different professional investment managers. The allocation of assets among the Portfolios will vary depending on the objective of the Strategy.



You should also be aware that the Contracts involve fees and expenses that are not described in this Prospectus, and that the Contracts also may involve certain restrictions and limitations. You will find information about purchasing a Seasons Variable Annuity Contract or a Seasons Select Variable Annuity Contract in the prospectus that offers the Contracts, which accompanies this Prospectus.



TRANSACTION POLICIES



VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market, except that short-term securities with 60 days or less to maturity are valued on an amortized cost basis. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.



The International Equity Portfolio may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of this Portfolio's shares may change on days when the Trust is not open for purchases or redemptions.



BUY AND SELL PRICES The Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.



EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust accepts the request. If the Trust receives the order before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the Trust receives the order after that time, it will receive the next business day's closing price.



During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.



DIVIDEND POLICIES AND TAXES



DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.



DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.



TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.



FINANCIAL HIGHLIGHTS



(Selected data for a share of beneficial interest outstanding throughout each period)



The Financial Highlights table for each Seasons Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Statement of Additional Information (SAI), which is available upon request.

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------
                                          NET
                                      REALIZED &                 DIVIDENDS     DIVIDENDS
           NET ASSET        NET       UNREALIZED                  DECLARED     FROM NET
             VALUE       INVESTMENT   GAIN (LOSS)   TOTAL FROM    FROM NET     REALIZED     RETURNS                  NET ASSET
 PERIOD   BEGINNING OF     INCOME         ON        INVESTMENT   INVESTMENT     GAIN ON       OF         TOTAL       VALUE END
 ENDED       PERIOD        (1)(2)     INVESTMENTS   OPERATIONS     INCOME     INVESTMENTS   CAPITAL   DISTRIBUTION   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------
                                                Multi-Managed Growth Portfolio
4/15/97-
3/31/98      $10.00        $0.18         $2.95        $3.13        ($0.08)      ($0.20)                               $12.85

                                           Multi-Managed Moderate Growth Portfolio
4/15/97-
3/31/98       10.00         0.27          2.40         2.67         (0.13)       (0.17)                                12.37

                                            Multi-Managed Income/Equity Portfolio
4/15/97-
3/31/98       10.00         0.41          1.68         2.09         (0.20)       (0.10)                                11.79

                                                Multi-Managed Income Portfolio
4/15/97-
3/31/98       10.00         0.51          1.15         1.66         (0.27)       (0.10)                                11.29

                                        Asset Allocation: Diversified Growth Portfolio
4/15/97-
3/31/98       10.00         0.23          1.76         1.99         (0.12)       (0.16)                                11.71

                                                       Stock Portfolio
4/15/97-
3/31/98       10.00         0.03          4.80         4.83         (0.02)       (0.15)                                14.66
------------------------------------------------------------------------------------------------------------------------------

--------  ------------------------------------------------------
                                RATIO OF    RATIO OF
                                EXPENSES      NET
                                   TO      INVESTMENT
                   NET ASSETS   AVERAGE    INCOME TO
          TOTAL      END OF       NET       AVERAGE
 PERIOD   RETURN     PERIOD      ASSETS    NET ASSETS   PORTFOLIO
 ENDED     (3)      (000'S)      (4)(5)      (4)(5)     TURNOVER
--------  ------------------------------------------------------

4/15/97-
3/31/98   31.55%    $32,481       1.29%       1.52%         114%

4/15/97-
3/31/98   26.86      32,622       1.21        2.36          101

4/15/97-
3/31/98   21.10      25,957       1.14        3.72           46

4/15/97-
3/31/98   16.81      18,378       1.06        4.69           47

4/15/97-
3/31/98   20.09      50,384       1.21        2.06          166

4/15/97-
3/31/98   48.59      42,085       1.21        0.24           46
--------  ------------------------------------------------------



(1) Calculated based upon average shares outstanding



(2) After fee waivers and expense reimbursements by SunAmerica



(3) Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower



(4) Annualized



(5) During the period April 15, 1997 (commencement of operations) through March 31, 1998, SunAmerica waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:



                                                                                        EXPENSES (4)   NET INVESTMENT INCOME (4)
                                                                                        ----------------------------------------
Multi-Managed Growth Portfolio                                                                 1.44%                1.37%
Multi-Managed Moderate Growth Portfolio                                                        1.40                 2.17
Multi-Managed Income/Equity Portfolio                                                          1.43                 3.43
Multi-Managed Income Portfolio                                                                 1.50                 4.25
Asset Allocation: Diversified Growth Portfolio                                                 1.53                 1.74
Stock Portfolio                                                                                1.26                 0.19

--------------------------------------------------------------------------------



                               OTHER INFORMATION

--------------------------------------------------------------------------------


YEAR 2000 Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Trust's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Trust's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Trust could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Trust invests, which could hurt the Trust's investment returns.

FOR MORE INFORMATION


    The following documents contain more information about the Portfolios and are available free of charge upon request:

     ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

    You may obtain copies of these documents or ask questions about the Portfolios by contacting:

       Anchor National Life Insurance Company

       Annuity Service Center

       P.O. Box 54299

       Los Angeles, California 90054-0299

       1-800-445-7862


Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

          [LOGO]

Anchor National Life Insurance Company

1 SunAmerica Center

Los Angeles, California 90067-6022

INVESTMENT COMPANY ACT
File No. 811-07725

                       Statement of Additional Information

                              SEASONS SERIES TRUST


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectus of Seasons Series Trust (the "Trust") dated January 29, 1999. This Statement of Additional Information incorporates the Prospectus by reference. Capitalized terms used herein but not defined, have the meanings assigned to them in the Prospectus. The Prospectus may be obtained without charge by calling (800) 445-7862 or writing to the Trust at the following address:


                                 P.O. Box 54299
                       Los Angeles, California 90054-0299

                                January 29, 1999

                                TABLE OF CONTENTS


TOPIC                                                                                PAGE
-----                                                                                ----
THE TRUST.............................................................................B-3

INVESTMENT OBJECTIVES AND POLICIES....................................................B-4

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS.....................................B-41

INVESTMENT RESTRICTIONS..............................................................B-46

TRUST OFFICERS AND TRUSTEES..........................................................B-48

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT.........................................B-51

SUBADVISORY AGREEMENTS...............................................................B-54

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES...........................................B-58

SHARES OF THE TRUST..................................................................B-59

PRICE OF SHARES......................................................................B-60

EXECUTION OF PORTFOLIO TRANSACTIONS..................................................B-61

GENERAL INFORMATION..................................................................B-63
         Custodian...................................................................B-63
         Independent Accountants and Legal Counsel...................................B-63
         Reports to Shareholders.....................................................B-63
         Shareholder and Trustee Responsibility......................................B-63
         Registration Statement......................................................B-64


                                    THE TRUST


         The Trust, organized as a Massachusetts business trust on October 10, 1995, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts in the future. The Trust currently consists of fifteen separate series or portfolios (each, a "Portfolio" and collectively, the "Portfolios") . As described in the Prospectus, the Asset Allocation: Diversified Growth, Diversified Fixed Income and Cash Management Portfolios are diversified. The other Portfolios are non-diversified.



         Six of the Portfolios, the Multi-Managed Growth Portfolio, the Multi-Managed Moderate Growth Portfolio, the Multi-Managed Income/Equity Portfolio, the Multi-Managed Income Portfolio (each, a "Multi-Managed Seasons Portfolio," and collectively, the "Multi-Managed Seasons Portfolios"), the Asset
Allocation: Diversified Growth Portfolio and the Stock Portfolio (collectively, with the Multi-Managed Seasons Portfolios, the "Seasons Portfolios"), are available through the Seasons Variable Annuity Contract. The other nine Portfolios, the Large-Cap Growth Portfolio, the Large-Cap Composite Portfolio, the Large-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small-Cap Portfolio, the International Equity Portfolio, the Diversified Fixed Income Portfolio and the Cash Management Portfolio (collectively, the "Seasons Select Portfolios") are available through the Seasons Select Variable Annuity Contract. Certain of the Seasons Select Portfolios (the "Multi-Managed Seasons Select Portfolios"), as described more fully in the Prospectus, are managed by more than one investment adviser. The Board of Trustees may establish additional series in the future.



          Shares of the Portfolios are held by Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company ("Life Company"), an Arizona life insurance company. The Life Company is a wholly owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation wholly owned by American International Group, Inc. ("AIG"), a Delaware corporation. The Life Company may issue variable life contracts that also will use the Trust as the underlying investment. The offering of Trust shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Trust simultaneously. Although neither the Life Company nor the Trust currently foresees such disadvantages either to variable annuity or variable life contract owners, the Board of Trustees of the Trust would monitor events in order to identify any material conflicts to determine what action, if any, should be taken in response thereto. Shares of the Trust may be offered to separate accounts of other life insurance companies that are affiliates of the Life Company.


         SunAmerica Asset Management Corp. ("SunAmerica"), an indirect, wholly owned subsidiary of the Life Company, serves as investment adviser for each Portfolio. As described in the Prospectus, SunAmerica may retain subadvisers (each, an "Adviser" and together with SunAmerica, the "Advisers") to assist in management of one or more Portfolios.

         Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may beheld personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.


                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each of the Portfolios are described in the Trust's Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices the Portfolios may employ, which are described under "More Information About the Portfolios" in the Prospectus, are discussed more fully below. Unless otherwise specified, each Portfolio, including each Managed Component of the Multi-Managed Seasons Portfolios, may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

         WARRANTS. Each Portfolio except the Cash Management Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.



         CONVERTIBLE SECURITIES AND PREFERRED STOCKS. Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. The Cash Management Portfolio will not invest in convertible securities and preferred stocks.


         INVESTMENT IN SMALL, UNSEASONED COMPANIES. As described in the Prospectus, each Portfolio except the WMC/Fixed Income component and the Cash Management Portfolio may invest in the securities of small companies having market capitalizations under $1 billion. While such companies may realize more substantial growth than larger, more established companies, they may also be subject to some additional risks. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management than larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

         Companies with a market capitalization of $1 billion to $5 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative.

         FOREIGN SECURITIES. The Asset Allocation: Diversified Growth Portfolio may invest up to 60% of its total assets, the Stock Portfolio may invest up to 30% of its total assets, the SunAmerica/Balanced component of each Multi-Managed Portfolio may invest up to 25% of its total assets, the WMC/Fixed Income component of each Multi-Managed Seasons Portfolio may invest up to 15% of its total assets, the Large-Cap Growth Portfolio, the Large-Cap Composite Portfolio, the Large-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small-Cap Portfolio and the Diversified Fixed Income Portfolio may invest up to 30% of total assets, and the International Equity Portfolio and the Janus/Growth and SunAmerica/ Aggressive Growth components of each Multi-Managed Seasons Portfolio may invest without limitation in foreign securities. The Cash Management Portfolio may invest in U.S. dollar denominated securities of foreign issuers that meet the quality and maturity requirements applicable to the Portfolio. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

         Each Portfolio may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts or other similar securities representing interests in securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Trust's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio except the Cash Management Portfolio may invest, and the WMC/Fixed Income component may invest without limitation, in U.S. dollar denominated foreign debt securities. In addition, the Portfolios may invest in securities denominated in other currency "baskets."


         Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (E.G., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. The Cash
Management Portfolio will not invest in emerging markets.

         Each Portfolio except the Cash Management Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will maintain in a segregated account with its custodian cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlements with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Trust believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

         PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS"). The Asset Allocation:
Diversified Growth Portfolio, Large-Cap Growth Portfolio, Large-Cap Composite Portfolio, Small-Cap Portfolio and International Equity Portfolio may invest, and Janus Capital Corporation may invest the assets of the Janus/Growth component of each Multi-Managed Seasons Portfolio, in PFICs, which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, the tax laws may require the Portfolio to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid the imposition of tax at the Portfolio level.

         FIXED INCOME SECURITIES. Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called
"floating rate instruments," changes whenever there is a change in a designated base rate.

         The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

         The SunAmerica/Aggressive Growth component, the Stock Portfolio, the Large-Cap Value Portfolio and the Mid-Cap Growth Portfolio may invest in debt securities rated as low as "BBB" by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), "Baa" by Moody's Investors Service, Inc. ("Moody's"), or unrated securities determined by the Adviser to be of comparable quality.

         The Janus/Growth component may invest up to 35% of net assets in high-yield/high-risk securities rated below Baa by Moody's or BBB by Standard & Poor's, or unrated bonds determined by the Adviser to be of comparable quality.


         The SunAmerica/Balanced component may invest up to 10% of total assets in securities rated as low as BBB (or determined by the Adviser to be of equivalent quality if unrated).


         The WMC/Fixed Income component may invest up to 20% of its assets in securities rated below Baa by Moody's or BBB by Standard & Poor's and no more than 10% of its assets in bonds rated as low as C by Moody's or D by Standard & Poor's (or, in each case, if not rated, determined by the Adviser to be of comparable quality).


         The Large-Cap Composite Portfolio may invest in debt securities rated below investment grade (I.E., below "BBB" by Standard & Poor's or below "Baa" by Moody's) or, if unrated, determined by the Adviser to be of equivalent quality.


         The Asset Allocation: Diversified Growth Portfolio may invest up to 20% of its total assets in securities rated below Baa by Moody's or BBB by Standard & Poor's, including no more than 5% of its total assets in bonds rated at the time of purchase below Caa by Moody's or CCC by Standard & Poor's (or, in each case, if not rated, determined by the Adviser to be of comparable quality).


         The Large-Cap Growth Portfolio, the Small-Cap Portfolio, the Mid-Cap Value Portfolio, the International Equity Portfolio and the Diversified Fixed Income Portfolio may invest up to 20% of their respective assets in securities rated below Baa by Moody's or BBB by Standard & Poor's and no more than 10% of their respective assets in bonds rated as low as C by Moody's or D by



         Managed by Janus Capital Corporation ("Janus") may invest up to 35% of the assets allocated to it and each of the Large-Cap Growth Porfolio

Standard & Poor's. In addition, the portion of the Large-Cap Growth Portfolio allocated to Janus may invest up to 35% of the assets allocated to it in securities rated below Baa by Moody's or BBB by Standard & Poors; and the portion of the Large-Cap Growth and Mid-Cap Value Portfolios allocated to Goldman Sachs Asset Management and the portion of the International Equity Portfolio allocated to Goldman Sachs Asset Management-International may invest no more than 1% of the assets allocated to it in bonds rated as low as C by Moody's or D By Standard & Poors. In each case, securities that are not rated will be subject to the percentage limitations of securities determined by the adviser to be of comparable quality as stated herein.

         The Cash Management Portfolio currently invests only in instruments rated in the highest rating category by Moody's and Standard & Poor's or in instruments issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

         U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

         A Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the United States.

         Each Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.


MORTGAGE-RELATED SECURITIES. Each Portfolio may also invest in mortgage-related securities, including certain U.S. government securities such as GNMA, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities.
However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.



         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (I.E., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

         The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

              GNMA CERTIFICATES. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

              GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

              The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.


              FHLMC CERTIFICATES. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.


              GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.


              FNMA CERTIFICATES. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.


              Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans

         (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

              The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

              Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

              The Asset Allocation: Diversified Growth Portfolio , the SunAmerica/Balanced and WMC/Fixed Income components of the Multi-Managed Seasons Portfolios, and the Large-Cap Growth Portfolio, the Large-Cap Composite Portfolio, the Large-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small-Cap Portfolio, the International Equity Portfolio and the Diversified Fixed Income Portfolio may invest in another type of mortgage-backed security, a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (E.G., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (I.E., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

              Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

              Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


              A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.




              The Asset Allocation: Diversified Growth Portfolio and the SunAmerica/Balanced and WMC/Fixed Income components of the Multi-Managed Seasons Portfolios and each of the Season's Select Portfolios except the Cash Management Portfolio may also invest in stripped mortgage-backed securities.

         Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.


         CERTAIN RISK FACTORS RELATING TO HIGH-YIELD BONDS. As described above, the WMC/Fixed Income and Janus/Growth components of the Multi-Managed Seasons Portfolios and the Asset Allocation: Diversified Growth Portfolio, the Large-Cap Growth Portfolio, the Large-Cap Composite Portfolio, the Mid-Cap Value Portfolio, the Small-Cap Portfolio, the International Equity Portfolio and the Diversified Fixed Income Portfolio may invest in high-yield bonds. These bonds present certain risks, which are discussed below:

              SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

              PAYMENT EXPECTATIONS - High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets.

         If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

              LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

         ASSET-BACKED SECURITIES. Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

          Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities in which each Portfolio except the Cash Management Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations. Janus will not cause the Janus/Growth component of any Multi-Managed Seasons Portfolio to invest more than 10% of its total assets in zero coupon bonds, step-coupon bonds, deferred interest bonds and PIK bonds.


         LOAN PARTICIPATIONS. The WMC/Fixed Income component, the Janus/Growth Component and the Large-Cap Growth Portfolio, the Large-Cap Composite Portfolio, the Large-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small-Cap Portfolio , the International Equity Portfolio and the Diversified Fixed-Income Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.


         The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they can not be sold within seven days.

         SHORT-TERM DEBT SECURITIES. In addition to its primary investments, each Portfolio may also invest up to 25% of its total assets, except that the Cash Management Portfolio may invest without limitation, in both U.S. and non-U.S. dollar denominated money market instruments for reasons that may include (a) liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held by a Portfolio during periods when an Adviser is unable to locate favorable investment opportunities. In order to facilitate quarterly rebalancing of the Multi-Managed Seasons Portfolios as described in the Prospectus and to adjust for the flow of investments into and out of the Portfolios, each Portfolio may hold a greater percentage of its assets in cash or cash equivalents at the end of each quarter than might otherwise be the case. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality).


              MONEY MARKET SECURITIES - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. In addition, Janus may invest idle cash of the Janus/Growth component of each Multi-Managed Seasons Portfolio and their portion of the Large-Cap Growth Portfolio in money market mutual funds that it manages.



              COMMERCIAL BANK OBLIGATIONS - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. The Cash Management Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

              SAVINGS ASSOCIATION OBLIGATIONS - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations. The Cash Management Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the FDIC.

              COMMERCIAL PAPER - Short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes.

              The Cash Management Portfolio may purchase commercial paper only if judged by SunAmerica to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 5% of the Cash Management Portfolio's assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Cash Management Portfolio's assets or $1 million may be invested in such securities of any one issuer.) See "Description of Commercial Paper and Bond Ratings" for a description of the ratings. The Cash Management Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which the Cash Management Portfolio (and other
Portfolios) may invest includes variable amount master demand notes.

              Variable amount master demand notes permit each Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The Cash Management Portfolio's investments in these instruments are limited to those that have a demand feature enabling the Cash Management Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the Cash Management Portfolio attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Adviser, subject to the direction of the Trustees, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

              CORPORATE BONDS AND NOTES - A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year (397 days with respect to the Cash Management Portfolio) or less. These obligations originally may have been issued with maturities in excess of such period. The Cash Management Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See "Description of Commercial Paper and Bond Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

              GOVERNMENT SECURITIES - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities," above.

         REPURCHASE AGREEMENTS. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Advisers in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (10% with respect to the Cash Management Portfolio) of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

         DIVERSIFICATION. Each Portfolio except the Asset Allocation:
Diversified Growth, Diversified Fixed Income and Cash Management Portfolios, is classified as "non-diversified" for purposes of the 1940 Act, which means that they are not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

         DERIVATIVES STRATEGIES. Each Portfolio except the Cash Management Portfolio may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (I.E., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

         In addition, the Portfolio could experience capital losses which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.


         Each Portfolio except the Cash Management Portfolio may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will receive a premium for writing a put option that increases the Portfolio's return. A Portfolio writes only covered put options, which means that so long as the

Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. Puts on Futures (defined below) will be considered "covered" if the Portfolio owns an option to sell that Futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if the Portfolio for the term of the option segregates cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option).


         Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio except the Cash Management Portfolio may use interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies; and each Multi-Managed Seasons Portfolio and the Diversified Fixed Income Portfolio may, through its WMC/Fixed Income component, invest in yield curve options (up to 5% of total assets allocated to the WMC/Fixed Income component). In addition, the Asset
Allocation: Diversified Growth Portfolio may use Futures in order to adjust its exposure to various equity or fixed income markets or as a substitute for investment in underlying cash markets. All puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by a Portfolio will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. However, each Portfolio except the Cash Management Portfolio may buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations.


         Each Portfolio except the Cash Management Portfolio may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions.

         A Portfolio's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about derivatives the Portfolios may use is provided below.

OPTIONS

         OPTIONS ON SECURITIES. As noted above, each Portfolio except the Cash Management Portfolio may write and purchase call and put options (including, in the case of the Multi-Managed Seasons Portfolios and the Diversified Fixed Income Portfolio, yield curve options) on equity and debt securities.

         When a Portfolio writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

         When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

         Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

         When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         Each Portfolio except the Cash Management Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.


         OPTIONS ON FOREIGN CURRENCIES. Each Portfolio except the Cash Management Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio deposits with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Trust's custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses.

The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         OPTIONS ON SECURITIES INDICES. As noted above, each Portfolio except the Cash Management Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

         FUTURES. Upon entering into a Futures transaction, a Portfolio except the Cash Management Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Trust's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio
                                      B-24
would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         As noted above, each Portfolio except the Cash Management Portfolio may purchase and sell foreign currency futures contracts for hedging or income enhancement purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio except the Cash Management Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         OPTIONS ON FUTURES. As noted above, each Portfolio except the Cash Management Portfolio may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

         The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS

         A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. The Cash Management Portfolio will not engage in Forward Contracts. These contracts are traded in the interbank market conducted directly between currency traders
(usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

         A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio, except the Cash Management Portfolio, may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

         The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust's custodian will place cash or liquid securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward
Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

         The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

         An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

         In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

REGULATORY ASPECTS OF DERIVATIVES

         Each Portfolio that utilizes such instruments must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN DERIVATIVES

         Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.



         ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Portfolio's net assets (with respect only to "RESTRICTED" securities, 10% in the case of the Cash Management Portfolio), determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of "Rule 144A securities," as described below).


         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to

Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

         Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities (10%, with respect to restricted securities, in the case of the Cash Management Portfolio) includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

         SHORT SALES. Each of the Multi-Managed Growth and Moderate Growth Portfolios, through the SunAmerica/Aggressive Growth component, and each of the Seasons Select Portfolios except the Cash Management Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. Each Portfolio except the Cash Management Portfolio may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, the same securities or securities substantially similar to those sold short. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

         HYBRID INSTRUMENTS; INDEXED/STRUCTURED SECURITIES. Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The Cash Management Portfolio will not invest in these Hybrid Instruments. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.


         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

         WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENT. A Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

         A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

         When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that the Asset Allocation: Diversified Growth Portfolio, the WMC/Fixed Income component of each Multi-Managed Portfolio and each Seasons Select Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

         INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

         BORROWING. As a matter of fundamental policy each Portfolio is authorized to borrow up to 331/3% (and the Cash Management Portfolio up to 5%) of its total assets for temporary or emergency purposes.

         In seeking to enhance investment performance, each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/Aggressive Growth component, and the Large-Cap Growth Portfolio, the Large-Cap Composite Portfolio, the Large-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small-Cap Portfolio, the International Equity Portfolio and the Diversified Fixed Income Portfolio may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets allocated to these Portfolios in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. Each of such Portfolios is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets); provided that, with respect to the Multi-Managed Seasons Portfolios such limitation will be calculated with respect to the net assets allocated to the SunAmerica/Aggressive Growth component of such Multi-Managed Seasons
Portfolio. The time and extent to which the component or Portfolios may employ leverage will be determined by the respective Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

         Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. A Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

         LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio except the Cash Management Portfolio may lend portfolio securities in amounts up to 331/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each such Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Since voting or consent rights accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

         REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Manager to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

         DOLLAR ROLLS. Each Portfolio except the Cash Management Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

         Dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of dollar rolls will depend upon the Manager's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

         STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Manager may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

         INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS. In order to protect the value of the Portfolio from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolio's investments are traded, each Portfolio except the Cash Management Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The
Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.


         A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk in accordance with guidelines established by the Board of Trustees. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.


         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps. Such Portfolios may also engage in equity swaps, which are exchanges of the total return on a stock for the total return on another asset, usually a diversified equity or fixed income index.

         Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to reference pool or pools of mortgages.

         The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.


         PORTFOLIO TRADING. A Portfolio may engage in portfolio trading when it is believed by the Adviser that the sale of a security owned and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

         SPECIAL SITUATIONS. Each Portfolio may invest, subject to its particular investment limitations described above, up to 25% of its assets in "special situations." A "special situation" arises when, in the opinion of an Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

         FUTURE DEVELOPMENTS. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

         COMMERCIAL PAPER RATINGS. Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader
                                      B-41
 to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         Standard and Poor's ratings of commercial paper are graded into four categories ranging from A for the highest quality obligations to D for the lowest. A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. B - Issues in this category are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D - The rating indicates that the issues are either in default or are expected to be in default upon maturity.

         Duff & Phelps, Inc. ("Duff & Phelps") commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.

         Duff 1+ - Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.

Risk factors are small. Duff 3 - Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4
- Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 - Default.

         The short-term ratings of Fitch Investor Services, Inc. ("Fitch") apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are as follows: F-1+ Exceptionally Strong Credit Quality - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 Very Strong Credit Quality - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 Good Credit Quality - Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as good as it is for issues assigned F-1+ and F-1 ratings. F-3 Fair Credit Quality - Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. F-5 Weak Credit Quality - Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. D Default - Issues assigned this rating are in actual or imminent payment default. LOC - The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

         Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

         CORPORATE DEBT SECURITIES. Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C."

         Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of these issues. Aa - High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A - Upper medium grade obligations. These bonds possess many
favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba - Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B - Generally lack characteristics of the desirable investment assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - Speculative in a high degree; often in default or have other marked shortcomings. C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standings.

         Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

         Standard & Poor's rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA -Highest rating. Capacity to pay interest and repay principal is extremely strong. AA - High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C - Regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicated the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 Reserved for income bonds on which no interest is being paid. D - In default and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

                             INVESTMENT RESTRICTIONS

         The Trust has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

         Each Portfolio may not:

1. With respect to the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio, the Diversified Fixed Income Portfolio and the Cash Management Portfolio, invest more than 5% of the Portfolio's total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of each such Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

2. With respect to the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio, the Diversified Fixed Income Portfolio and the Cash Management Portfolio, as to 75% of its total assets purchase more than 10% of the outstanding voting securities of any one issuer.

3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. In addition, the Cash Management Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. The gas, electric, water and telephone businesses will be considered separate industries.

4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

 5. Purchase or sell commodities or commodity contracts, except to the extent that each Portfolio may do so in accordance with applicable law and the Portfolio's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase Hybrid Instruments.


6. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.


7. Borrow money, except that (i) each Portfolio may borrow in amounts up to 331/3% (5% in the case of the Cash Management Portfolio) of its total assets for temporary or emergency purposes, (ii) each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/Aggressive Growth component, and the Large-Cap Growth Portfolio, the Large-Cap Composite Portfolio, the Large-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small-Cap Portfolio, the International Equity Portfolio and the Diversified Fixed Income Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (with any percentage limitation calculated only with respect to the total assets allocated to the SunAmerica/Aggressive Growth component of such Multi-Managed Seasons Portfolio), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.


8. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements and dollar rolls, lend its portfolio securities and borrow money , as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.


9. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

         The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Portfolio may not:

10.           Purchase securities on margin.

11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

12. Sell securities short, including short sales "against the box" (I.E., where a Portfolio contemporaneously owns, or has the right to acquire at no additional cost, securities identical or substantially similar to those sold short) if as a result more than 25% of its net assets would be subject to such short sales.


13.           Purchase or sell securities of other investment companies except
         (i) to the extent permitted by applicable law ; (ii) that Janus and T. Rowe Price may invest uninvested cash balances of their respective component of each Multi-Managed Seasons Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.


14. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% (10% in the case of the Cash Management Portfolio) of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Manager has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

                           TRUST OFFICERS AND TRUSTEES

         The trustees and executive officers of the Trust, their business addresses, ages and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is 1 SunAmerica Center, Los Angeles, California 90067-6022.



---------------------------------------------------------------------------------------------------
                                                           PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS         POSITION WITH THE TRUST      DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------
James K. Hunt, *47            Trustee, Chairman and        Executive Vice President,
                              President                    SunAmerica Investments, Inc.
                                                           (1993 to Present); President,
                                                           SunAmerica Corporate Finance,
                                                           (since January 1994); Trustee,
                                                           Chairman and President,
                                                           SunAmerica Series Trust (since
                                                           1994).
---------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                                           PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS         POSITION WITH THE TRUST      DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Monica C.  Lozano, 42        Trustee                       Associate Publisher, LA OPINION
3257 Purdue Avenue                                         (newspaper publishing concern)
Los Angeles, CA  90066                                     (since 1995), Director, First
                                                           Interstate Bank of California
                                                           (1994-1996); Editor, LA OPINION
                                                           (1991-1995); Trustee, Anchor
                                                           Pathway Fund and SunAmerica
                                                           Series Trust (since 1998).
---------------------------------------------------------------------------------------------------

Allan L. Sher,  67           Trustee                       Retired; Trustee, Anchor
                                                           Pathway Fund and SunAmerica
                                                           Series Trust.
---------------------------------------------------------------------------------------------------
William M. Wardlaw,  52      Trustee                       Principal, Freeman Spogli &
                                                           Co. (investment banking) (1988
                                                           to Present); Vice President and
                                                           Director, MCC International
                                                           Holdings (cable) (since April
                                                           1996); Trustee, Anchor Pathway
                                                           Fund and SunAmerica Series Trust.
---------------------------------------------------------------------------------------------------
Scott L. Robinson, 52         Senior Vice President,       Senior Vice President and
                              Treasurer and                Controller, SunAmerica Inc.
                              Controller                   (since 1991); Senior Vice President
                                                           of Anchor National (since 1988);
                                                           Senior Vice President, Treasurer
                                                           and Controller, Anchor Pathway Fund
                                                           and SunAmerica Series Trust; Joined
                                                           SunAmerica Inc. in 1978.
---------------------------------------------------------------------------------------------------
Susan L. Harris, 41           Vice President,              Senior Vice President (since November
                              Counsel and Secretary        1995), Secretary (since 1989), and
                                                           General Counsel-Corporate Affairs
                                                           (since December 1994), SunAmerica
                                                           Inc.; Senior Vice President and
                                                           Secretary, Anchor National (since
                                                           1990); Vice President, Counsel and
                                                           Secretary, Anchor Pathway Fund and
                                                           SunAmerica Series Trust; Joined
                                                           SunAmerica Inc. in 1985.
---------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                                           PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS         POSITION WITH THE TRUST      DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------

Peter C. Sutton, 34           Vice President and           Senior Vice President, SunAmerica
The SunAmerica Center         Assistant Treasurer          (since April 1997); Treasurer,
733 Third Avenue                                           SunAmerica Mutual Funds, Anchor
New York, NY 10017-3204                                    Series Trust and Style Select Series,
                                                           Inc. (since 1996); Vice President and
                                                           Assistant Treasurer, SunAmerica
                                                           Series Trust and Anchor Pathway Fund
                                                           (since 1994); formerly, Vice
                                                           President, SunAmerica (1994-1997);
                                                           Controller, SunAmerica Mutual Funds
                                                           and Anchor Series Trust (March 1993
                                                           to February 1996); Assistant
                                                           Controller, SunAmerica Mutual Funds
                                                           and Anchor Series Trust (1990-1993).
---------------------------------------------------------------------------------------------------
Robert M. Zakem, 41           Vice President and           Vice President and Assistant
The SunAmerica Center         Assistant Secretary          Secretary, SunAmerica Series
733 Third Avenue                                           Trust (since April 1993) and
New York, New York                                         Anchor Pathway Fund (since
10017-3204                                                 1993); Secretary and Chief
                                                           Compliance Officer, SunAmerica Mutual
                                                           Funds and Anchor Series Trust (since
                                                           1993) and Style Select Series (since
                                                           1996) Senior Vice President and
                                                           General Counsel, SunAmerica (since
                                                           April 1993); Executive Vice
                                                           President, General Counsel and
                                                           Director, SunAmerica Capital
                                                           Services, Inc. (since February 1993);
                                                           Vice President, General Counsel and
                                                           Assistant Secretary, SunAmerica Fund
                                                           Services, Inc. (since January 1994).
---------------------------------------------------------------------------------------------------



* A trustee who may be deemed to be an "interested person" of the Trust as that term is defined in the 1940 Act.

         The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust.



         As of January 4, 1999, the officers and Trustees as a group owned an aggregate of less than 1% of the outstanding shares of each Portfolio of the Trust.


         The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Life Company or its affiliates. A fee of $500 for each meeting attended and expenses are paid to each Trustee who is not an officer or employee of Anchor National Life Insurance Company or its affiliates for attendance at meetings of the Board of Trustees.

         The following table sets forth information summarizing the compensation of each of the Trustees for his services as Trustee for the period April 15, 1997 (commencement of operations) through March 31, 1998. Ms. Lozano became a Trustee as of January 1, 1999.

                               COMPENSATION TABLE


----------------------------------------------------------------------------------
                                             PENSION OR
                                              RETIREMENT      TOTAL COMPENSATION
                          AGGREGATE        BENEFITS ACCRUED   FROM REGISTRANT AND
                         COMPENSATION       AS PART OF FUND    FUND COMPLEX PAID
   TRUSTEE              FROM REGISTRANT        EXPENSES          TO TRUSTEES*
----------------------------------------------------------------------------------
Allan L. Sher              $1,500                 -                $23,500
----------------------------------------------------------------------------------
William M. Wardlaw         $1,000                 -                $21,250
----------------------------------------------------------------------------------


* Information is for the three investment companies in the Complex that pay fees to these Trustees. The Complex consists of Anchor Pathway Fund, SunAmerica Series Trust and the Trust.

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


         The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement with SunAmerica to handle the Trust's day-to-day affairs. SunAmerica is a wholly-owned subsidiary of SunAmerica, Inc., a wholly-owned subsidiary of AIG, the leading U.S.-based international insurance organization.



         AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities. AIG's asset management operations are carried out primarily by AIG Global Investment Group, Inc., a direct wholly owned subsidiary of AIG, and its affiliates (collectively, "AIG Global"). AIG Global manages the investment portfolios of various AIG subsidiaries, as well as third party assets, and is responsible for product design and origination, marketing and distribution of third party asset management products, including offshore and private investment funds and direct investment. As of June 30, 1998, AIG Global managed more than $86 billion of assets, of which approximately $10.8 billion represented assets of unaffiliated third parties. AIG Capital Management
Corp., an indirect wholly-owned subsidiary of AIG Global Investment Group, Inc., serves as investment adviser to The AIG Money Market Fund, a separate series of The Advisors' Inner Circle Fund, a registered investment company.
In addition, AIG Global Investment Corp., an AIG Global group company, serves as the sub-investment adviser to an unaffiliated registered investment company. AIG companies do not otherwise provide investment advice to any registered investment companies. [confirm that merger is final before filing]


         The Investment Advisory and Management Agreement provides that SunAmerica shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SunAmerica or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to Federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses. SunAmerica is also ultimately responsible for overseeing compliance with respect to percentage limitations by each Multi-Managed Seasons and Multi-Managed Seasons Select Portfolio as a whole, and accordingly it verifies that in the aggregate the investments of each Multi-Managed Seasons Portfolio comply with applicable percentage limitations.

         The Investment Advisory and Management Agreement ("Management Agreement") provides that it will continue in effect until two years from the date of its approval by the Board of Trustees, unless terminated, and may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Management Agreement also provides that it may be terminated by either party without penalty upon 60 days' written notice to the other party. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, by the Trustees or by the holders of a majority of the respective Portfolio's outstanding voting securities on sixty (60) days written notice to SunAmerica, or by SunAmerica upon the approval by the Trust of another investment advisory agreement or on six months' written notice, whichever is earlier. The Agreement provides for automatic termination with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act).

         Pursuant to the Management Agreement entered into between SunAmerica and the Trust on behalf of each Portfolio, each Portfolio pays SunAmerica a fee, payable monthly, computed daily at the following annual rates:


----------------------------------------------------------------------------------------------
PORTFOLIO                                           ADVISORY FEE (AS A PERCENTAGE OF ASSETS)
----------------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio                                          0.89%
----------------------------------------------------------------------------------------------
Multi-Managed Moderate Growth Portfolio                                 0.85%
----------------------------------------------------------------------------------------------
Multi-Managed Income/Equity Portfolio                                   0.81%
----------------------------------------------------------------------------------------------
Multi-Managed Income Portfolio                                          0.77%
----------------------------------------------------------------------------------------------
Asset Allocation: Diversified Growth Portfolio                          0.85%
----------------------------------------------------------------------------------------------
Stock Portfolio                                                         0.85%
----------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio                            First $250 million     0.800%
                                                      ----------------------------------------
                                                      Next $250 million      0.750%
                                                      ----------------------------------------
                                                      Over $500 million      0.700%
----------------------------------------------------------------------------------------------
Large-Cap Composite Portfolio                         First $250 million     0.800%
                                                      ----------------------------------------
                                                      Next $250 million      0.750%
                                                      ----------------------------------------
                                                      Over $500 million      0.700%
----------------------------------------------------------------------------------------------
Large-Cap Value Portfolio                             First $250 million     0.800%
                                                      ----------------------------------------
                                                      Next $250 million      0.750%
                                                      ----------------------------------------
                                                      Over $500 million      0.700%
----------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                              First $250 million     0.850%
                                                      ----------------------------------------
                                                      next $250 million      0.800%
                                                      ----------------------------------------
                                                      Over $500 million      0.750%
----------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                               First $250 million     0.850%
                                                      ----------------------------------------

----------------------------------------------------------------------------------------------
PORTFOLIO                                           ADVISORY FEE (AS A PERCENTAGE OF ASSETS)
----------------------------------------------------------------------------------------------
                                                      next $250 million      0.800%
                                                      ----------------------------------------
                                                      Over $500 million      0.750%
----------------------------------------------------------------------------------------------
Small-Cap Portfolio                                   First $250 million     0.850%
                                                      ----------------------------------------
                                                      Next $250 million      0.800%
                                                      ----------------------------------------
                                                      Over $500 million      0.750%
----------------------------------------------------------------------------------------------
International Equity Portfolio                                                1.00%
----------------------------------------------------------------------------------------------
Diversified Fixed Income Portfolio                    First $200 million     0.700%
                                                      ----------------------------------------
                                                      Next $200 million      0.650%
                                                      ----------------------------------------
                                                      Over $400 million      0.600%
----------------------------------------------------------------------------------------------
Cash Management Portfolio                             First $100 million     0.550%
----------------------------------------------------------------------------------------------
                                                    Next $200 million        0.50%
                                                    ------------------------------------------
                                                    Thereafter               0.45%
----------------------------------------------------------------------------------------------

         SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolios' average net assets:
Multi-Managed Growth Portfolio 1.29%, Multi-Managed Moderate Growth Portfolio 1.21%, Multi-Managed Income/Equity Portfolio 1.14%, Multi-Managed Income Portfolio 1.06%, Asset Allocation: Diversified Growth Portfolio 1.21%, Stock Portfolio 1.21%, Large-Cap Growth Portfolio 1.10%, Large-Cap Composite Portfolio 1.10%, Large-Cap Value Portfolio 1.10%, Mid-Cap Growth Portfolio 1.15%, Mid-Cap Value Portfolio 1.15%, Small-Cap Portfolio 1.15%, International Equity Portfolio 1.30%, Diversified Fixed Income Portfolio 1.00% and Cash Management Portfolio 0.85%. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. SunAmerica may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

         The term "Assets" means the average daily net assets of each Portfolio.

The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Investment Advisory and Management Agreement for the period April 15, 1997 (commencement of operations) through March 31, 1998.

                                  ADVISORY FEES


          -----------------------------------------------------------------
                   PORTFOLIO                                ADVISORY FEE
          -----------------------------------------------------------------
          Multi-Managed Growth Portfolio                       $137,424
          -----------------------------------------------------------------
          Multi-Managed Moderate Growth Portfolio              $135,378
          -----------------------------------------------------------------
          Multi-Managed Income/Equity Portfolio                $101,740
          -----------------------------------------------------------------
          Multi-Managed Income Portfolio                       $ 76,624
          -----------------------------------------------------------------
          Asset Allocation: Diversified Income Portfolio       $208,284
          -----------------------------------------------------------------
          Stock Portfolio                                      $178,227
          -----------------------------------------------------------------


         For the period April 15, 1997 (commencement of operations) through March 31, 1998, SunAmerica voluntarily waived fees or reimbursed expenses of each of the following Portfolios: Multi-Managed Growth Portfolio - $23,646; Multi-Managed Moderate Growth Portfolio - $29,927; Multi-Managed Income/Equity Portfolio - $36,590; Multi-Managed Income Portfolio - $43,490; Asset Allocation: Diversified Growth
         Portfolio - $77,724; and Stock Portfolio - $10,325.

                             SUBADVISORY AGREEMENTS


         Bankers Trust Company ("Bankers Trust"), Goldman Sachs Asset Management ("G SAM"), Goldman Sachs Asset Management International ("GSAM-"), Janus Capital Corporation ("Janus"), Lord, Abbett & Co. ("Lord, Abbett"), Putnam Investment Management, Inc. ("Putnam"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), and Wellington Management Company, LLP ("Wellington") act as Advisers to certain of the Portfolios pursuant to various Subadvisory Agreements with SunAmerica.





         SunAmerica manages the Cash Management Portfolio, the Aggressive Growth and SunAmerica/Balanced components of the Multi-Managed Seasons Portfolios, and portions of the Large-Cap Composite Portfolio, the Small-Cap Portfolio, and the Diversified Fixed Income Portfolio. SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Advisers for new or existing Funds, change the terms of particular agreements with Advisers or continue the employment of existing Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Adviser changes.


         The following chart shows the Advisers to each Portfolio and Managed
Component:



-------------------------------------------------------------------------------------------
                                               PORTFOLIO MANAGEMENT ALLOCATED
  PORTFOLIO                                     AMONG THE FOLLOWING ADVISERS
-------------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio           Janus (through Janus/Growth component)
                                         --------------------------------------------------
                                         SunAmerica (through SunAmerica/Aggressive Growth
                                         component and SunAmerica/Balanced component)
                                         --------------------------------------------------
                                         WMC (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------
Multi-Managed Moderate Growth Portfolio  Janus (through Janus/Growth component)
                                         --------------------------------------------------
                                         SunAmerica (through SunAmerica/Aggressive Growth
                                         component and SunAmerica/Balanced component)
                                         --------------------------------------------------
                                         WMC (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------
Multi-Managed Income/Equity Portfolio    Janus (through Janus/Growth component)
-------------------------------------------------------------------------------------------
                                         SunAmerica (through SunAmerica/Balanced
                                         component)
                                         --------------------------------------------------
                                         WMC (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------
Multi-Managed Income Portfolio           Janus (through Janus/Growth component)
-------------------------------------------------------------------------------------------
                                         SunAmerica (through SunAmerica/Balanced
                                         component)
                                         --------------------------------------------------
                                         WMC (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------
Asset Allocation: Diversified Income
 Portfolio                               Putnam
-------------------------------------------------------------------------------------------
Stock Portfolio                          T. Rowe Price
-------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio               Bankers Trust
                                         GSAM
                                         Janus
-------------------------------------------------------------------------------------------
Large-Cap Composite Portfolio            Bankers Trust
                                         SunAmerica
                                         T. Rowe Price
-------------------------------------------------------------------------------------------
Large-Cap Value Portfolio                Bankers Trust
                                         T. Rowe Price
                                         WMC
-------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                 Bankers Trust
                                         T. Rowe Price
                                         WMC
-------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                  Bankers Trust
                                         GSAM
                                         Lord, Abbett
-------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------
                                               PORTFOLIO MANAGEMENT ALLOCATED
  PORTFOLIO                                     AMONG THE FOLLOWING ADVISERS
-------------------------------------------------------------------------------------------

Small-Cap Portfolio                      Bankers Trust
                                         Lord, Abbett
                                         SunAmerica
-------------------------------------------------------------------------------------------
International Equity Portfolio           Bankers Trust
                                         GSAM-International
                                         Lord, Abbett
-------------------------------------------------------------------------------------------
Diversified Fixed Income Portfolio       Bankers Trust
                                         SunAmerica
                                         WMC
-------------------------------------------------------------------------------------------
Cash Management Portfolio                SunAmerica
-------------------------------------------------------------------------------------------




         Each of the other Advisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight of supervision of SunAmerica, which pays the other Advisers' fees. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a New York limited partnership. GSAM-International, London, England, is an affiliate of Goldman, Sachs & Co. The general partners of Lord, Abbett are Stephan I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Daria
L. Foster, Paul A. Hilstad, W. Thomas Hudson, Michael McLaughlin, Robert G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. Kansas City Southern Industries, Inc. ("KCSI"), owns approximately 83% of the outstanding voting stock of Janus, and is publicly traded holding company with principal operations in rail transportation through its subsidiary The Kansas City Southern Railway Company and financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' board. T. Rowe Price is a publicly traded company. The following persons are managing partners of WMC: Robert W. Doran, Duncan M. McFarland and John R. Ryan.




         SunAmerica will initially allocate the assets of each Multi-Managed Seasons Select Portfolio equally among the Advisers for that Portfolio, and subsequently, allocations of new cash flows and of redemption requests will be made equally among the Advisers of each such Portfolio unless SunAmerica determines, subject to the review of the Trustees, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Trust expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Seasons Select Portfolio to determine the extent to which the portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Portfolio. If SunAmerica determines that the difference is significant, SunAmerica will then re-allocate cash flows among the three Advisers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio's asset allocation. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation may be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.


     Each Multi-Managed Seasons Portfolio allocates its assets among the Managed Components as described in the Prospectus. Differences in investment returns among the Managed Components may cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

         SunAmerica pays each other Adviser to the Seasons Portfolios a monthly fee with respect to each Portfolio for which such Adviser performs services, computed on average daily net assets, at the following annual rates:


----------------------------------------------------------------------------------------------------------
  ADVISER                  PORTFOLIO                                                  FEE
----------------------------------------------------------------------------------------------------------
Janus            Multi-Managed Growth Portfolio                         0.60% on the first $200 million
                 Multi-Managed Moderate Growth Portfolio                0.55% thereafter
                 Multi-Managed Income/Equity Portfolio
                 Multi-Managed Income Portfolio
----------------------------------------------------------------------------------------------------------
WMC              Multi-Managed Growth Portfolio                         0.225% on the first $100 million
                 Multi-Managed Moderate Growth Portfolio                0.125% on the next $100 million
                 Multi-Managed Income/Equity Portfolio                  0.10% thereafter
                 Multi-Managed Income Portfolio
----------------------------------------------------------------------------------------------------------
Putnam           Asset Allocation: Diversified Growth Portfolio         0.55% on the first $150 million
                                                                        0.50% on the next $150 million
                                                                        0.40% thereafter
----------------------------------------------------------------------------------------------------------
T. Rowe Price    Stock Portfolio                                        0.50% on the first $40 million
                                                                        0.40% thereafter
----------------------------------------------------------------------------------------------------------


         The following table sets forth the fees paid to the other Advisers to the Seasons Portfolios by SunAmerica for the period April 15, 1997 (commencement of operations) through March 31, 1998.


----------------------------------------------------------------------------------
   ADVISER                      PORTFOLIO                                 FEE
----------------------------------------------------------------------------------
Janus                Multi-Managed Growth Portfolio                    $ 37,947
                     Multi-Managed Moderate Growth Portfolio           $ 27,549
                     Multi-Managed Income/Equity Portfolio             $ 14,021
                     Multi-Managed Income Portfolio                    $  4,971
----------------------------------------------------------------------------------
WMC                  Multi-Managed Growth Portfolio                    $  6,813
                     Multi-Managed Moderate Growth Portfolio           $ 12,720
                     Multi-Managed Income/Equity Portfolio             $ 15,084
                     Multi-Managed Income Portfolio                    $ 16,688
----------------------------------------------------------------------------------

                                        B-58


----------------------------------------------------------------------------------
   ADVISER                      PORTFOLIO                                 FEE
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Putnam               Asset Allocation: Diversified Growth Portfolio    $134,772
----------------------------------------------------------------------------------
T. Rowe Price        Stock Portfolio                                   $104,733
----------------------------------------------------------------------------------

         SunAmerica has received an exemptive order that, among other things, permits the Trust to disclose to shareholders the Advisers' fees only in the aggregate for each Portfolio. With respect to the Multi-Managed Seasons Select Portfolios, the highest possible aggregate annual rates of the fees payable by SunAmerica to the Advisers for each Portfolio for the first year of operation - I.E., the fee rate charged on the first dollar held by each Portfolio - will be the following, expressed as a percentage of the average daily net assets of each
Portfolio: Large-Cap Growth Portfolio 0.400%, Large-Cap Composite Portfolio 0.233%, Large-Cap Value Portfolio 0.333%, Mid-Cap Growth Portfolio 0.325%, Mid-Cap Value Portfolio 0.367%, Small-Cap Portfolio 0.240%, International Equity Portfolio 0.500%, and Diversified Fixed Income Portfolio 0.165%. There can be no assurance that the Portfolios will achieve a level of average daily net assets in the amounts estimated.

         The Subadvisory Agreements will continue in effect for two years from the dates thereof, unless terminated, and may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Each Subadvisory Agreement may be terminated at any time, without penalty, by the Portfolio or the Trust, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by SunAmerica, on not less than thirty (30) nor more than sixty (60) days' written notice to the Adviser, or by the Adviser, on not less than ninety (90) days' written notice to SunAmerica and the Trust; provided, that the Adviser may not terminate the Subadvisory Agreement unless another subadvisory agreement has been approved by the Trust in accordance with the 1940 Act, or after six (6) months' written notice, whichever is earlier; provided, further, that each may terminate its respective Subadvisory Agreement on sixty (60) days' written notice in the event of a breach of such agreement by SunAmerica.


         Personal Trading. The Trust and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code of Ethics"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code of Ethics is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or SunAmerica. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by SunAmerica,
(ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods,
(v) short-term trading profits, (vi) gifts, and (vii) services as a Trustee. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code of Ethics by Access Persons of the Trust or SunAmerica during the quarter.

         The Advisers have each adopted a written Code of Ethics and have represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code of Ethics. Further, the other Advisers report to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code of Ethics by Access Persons of the Trust or SunAmerica.


                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES



         Federal Taxes. Each Portfolio of the Trust intends to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Portfolio will not be subject to federal income tax on that portion of any income and net realized capital gains it distributes to its shareholders. Each Portfolio intends to distribute all income and net realized capital gains to the Variable Separate Account. If a Portfolio should fail to meet the requirements of Subchapter M, it would be subject to income tax on its income and capital gains. Each Portfolio is subject to asset diversification regulations prescribed by the U.S. Treasury Department under the Code. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests which may be satisfied by the Portfolio under the regulation. Each Portfolio intends to comply with the diversification regulations. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts under the Code.


                               SHARES OF THE TRUST

         The Trust consists of fifteen separate Portfolios, each of which offers a single class of shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

         In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

         Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

                                 PRICE OF SHARES

         The Trust is open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the shares outstanding.


         Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.



         A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

         Except in extraordinary circumstances and as permissible under the 1940 Act, the redemption proceeds are paid on or before the seventh day following the request for redemption.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

         It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

         A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser.


         The Adviser or a Subadviser may cause a Portfolio to pay such broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser places the Trust's portfolio transactions, the Adviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may not be used by the Adviser or Subadviser in connection with the Trust and could be useful and of value to the Adviser in serving other clients as well as the Trust . Research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Trust is subject to an exemptive order from the SEC, permitting the Trust to deal with securities dealers (that may be deemed to be affiliated persons of affiliated persons of the Trust solely because of any subadvisory relationship) as a principal in purchases and sales of certain securities.


         Subject to the above considerations, an Adviser may use broker-dealer affiliates of an Adviser as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law. The following table sets forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for such period.


                           1998 BROKERAGE COMMISSIONS



--------------------------------------------------------------------------------------------------------------
                                                                                            PERCENTAGE OF
     PORTFOLIO                                            AMOUNT PAID    PERCENTAGE OF       AMOUNT OF
                                                              TO          COMMISSIONS       TRANSACTIONS
                                           AGGREGATE      AFFILIATED         PAID            INVOLVING
                                           BROKERAGE     BROKER-DEALER    TO AFFILIATED      PAYMENT OF
                                          COMMISSIONS          S         BROKER-DEALERS     COMMISSIONS
--------------------------------------------------------------------------------------------------------------
Multi-Managed Growth                        $36,894            --              --
--------------------------------------------------------------------------------------------------------------
Multi-Managed Moderate Growth               $31,159            --              --
--------------------------------------------------------------------------------------------------------------
Multi-Managed Income/Equity                 $12,098            --              --
--------------------------------------------------------------------------------------------------------------
Multi-Managed Income                        $ 5,374            --              --
--------------------------------------------------------------------------------------------------------------

                                      B-63



--------------------------------------------------------------------------------------------------------------
                                                                                            PERCENTAGE OF
     PORTFOLIO                                            AMOUNT PAID    PERCENTAGE OF       AMOUNT OF
                                                              TO          COMMISSIONS       TRANSACTIONS
                                           AGGREGATE      AFFILIATED         PAID            INVOLVING
                                           BROKERAGE     BROKER-DEALER    TO AFFILIATED      PAYMENT OF
                                          COMMISSIONS          S         BROKER-DEALERS     COMMISSIONS
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Asset Allocation: Diversified Growth        $84,108           $635            0.75%
--------------------------------------------------------------------------------------------------------------
Stock                                       $44,763            --               -
--------------------------------------------------------------------------------------------------------------



         The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time-to-time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

         An Adviser and its respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

         If determined by an Adviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

         It is possible that a Portfolio's holdings may include securities of entities for which an Adviser or its affiliate performs investment banking services as well as securities of entities in which the Adviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of securities. When an Adviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

         Because each Managed Component of a Multi-Managed Seasons Portfolio and each separate portion of a Multi-Managed Seasons Select Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components or separate portion, resulting in higher brokerage commissions for the Portfolio.

                               GENERAL INFORMATION

         CUSTODIAN. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities, and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.

         INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP (successor firm to Price Waterhouse LLP), 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Trust's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Trust's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the SEC. The firms of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, NY 10022, and Blazzard, Grodd & Hasenauer, P.C., 943 Coast Road East, Westport, CT 06881, have been selected to provide legal counsel to the Trust.

         REPORTS TO SHAREHOLDERS. Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

         SHAREHOLDER AND TRUSTEE RESPONSIBILITY. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

         Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

         REGISTRATION STATEMENT. A registration statement has been filed with the SEC under the Securities Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

                              FINANCIAL STATEMENTS

         Set forth following this Statement of Additional Information are the audited financial statements of the Trust with respect to the period April 15, 1997 (commencement of operations) to March 31, 1998 and the unaudited financial statements of the Trust with respect to the period April 1, 1998 to September 30, 1998.

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 1998

COMMON STOCK -- 70.7%                        SHARES           VALUE
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 3.4%
APPAREL & TEXTILES -- 0.5%
Oakley, Inc.+ ..........................          8,200   $      94,813
R.P.M., Inc. ...........................          1,625          28,945
Sola International, Inc.+ ..............            800          33,150

AUTOMOTIVE -- 0.6%
Federal-Mogul Corp. ....................          2,775         147,595
Ford Motor Co. .........................            700          45,369

HOUSING -- 0.0%
Krause's Furniture, Inc.+ ..............          3,900          14,625

RETAIL -- 2.3%
Abercrombie & Fitch Co., Class A+ ......          1,300          54,681
Costco Cos., Inc.+ .....................          2,450         130,769
CVS Corp. ..............................            400          30,200
Cybershop International, Inc.+ .........          1,150          10,781
Duane Reade, Inc.+ .....................          6,493         165,977
Federated Department Stores, Inc.+ .....            900          46,631
Gap, Inc. ..............................            750          33,750
Office Depot, Inc.+ ....................          1,900          59,138
Pacific Sunwear of California+ .........            500          20,750
Sunglass Hut International, Inc.+ ......          8,400          88,200
U.S. Vision, Inc.+ .....................          3,000          30,750
Wal-Mart Stores, Inc. ..................          1,000          50,813
Woolworth Corp.+ .......................          1,000          25,000
                                                          -------------
                                                              1,111,937
                                                          -------------

CONSUMER STAPLES -- 1.2%
FOOD, BEVERAGE & TOBACCO -- 0.7%
DEKALB Genetics Corp., Class B .........          1,780         119,037
Flowers Industries, Inc. ...............          1,000          23,437
Philip Morris Cos., Inc. ...............          1,300          54,194
RJR Nabisco Holdings Corp. .............            700          21,919
UST, Inc. ..............................            600          19,350

HOUSEHOLD PRODUCTS -- 0.5%
Colgate-Palmolive Co. ..................            700          60,638
Gillette Co. ...........................            400          47,475
Procter & Gamble Co. ...................            600          50,625
                                                          -------------
                                                                396,675
                                                          -------------

ENERGY -- 1.5%
ENERGY SERVICES -- 0.3%
Baker Hughes, Inc. .....................            600          24,150
Friede Goldman International, Inc.+ ....            900          25,987

----------------
4

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SERVICES (CONTINUED)
Schlumberger Ltd. ......................            300   $      22,725
Smedvig ASA, Class B ...................            749          15,030
Transocean Offshore, Inc. ..............            500          25,719

ENERGY SOURCES -- 1.2%
Exxon Corp. ............................            800          54,100
Global Marine, Inc.+ ...................            750          18,563
Mobil Corp. ............................            500          38,312
Nabors Industries, Inc.+ ...............            750          17,766
Noble Affiliates, Inc. .................            800          33,300
Ocean Rig ASA+ .........................         57,031          58,343
Royal Dutch Petroleum Co. ..............            600          34,087
Smith International, Inc.+ .............          1,593          87,715
Texaco, Inc. ...........................            800          48,200
                                                          -------------
                                                                503,997
                                                          -------------

FINANCE -- 10.5%
BANKS -- 4.5%
Ambanc Holding Co., Inc. ...............            325           6,175
Astoria Financial Corp. ................            235          14,526
Banca Commerciale Italiana+ ............         39,668         197,905
Bank of New York Co., Inc. .............          2,125         133,477
BankAmerica Corp. ......................          2,050         169,381
BankBoston Corp. .......................            300          33,075
Chase Manhattan Corp. ..................            400          53,950
Citicorp ...............................            250          35,500
First American Corp. ...................          1,300          63,700
First Chicago NBD Corp. ................            700          61,688
First Defiance Financial Corp. .........            945          14,411
First Union Corp. ......................            700          39,725
Golden State Bancorp, Inc.+ ............          1,600          61,100
Hibernia Corp., Class A ................          3,100          63,744
Klamath First Bancorp, Inc. ............            710          16,330
Mellon Bank Corp. ......................            500          31,750
North Central Bancshares, Inc. .........            130           2,893
PNC Bank Corp. .........................          1,800         107,887
Provident Financial Holdings, Inc.+ ....            525          12,338
Queens County Bancorp, Inc. ............            400          17,600
Sovereign Bancorp, Inc. ................          3,400          61,837
Star Banc Corp. ........................          1,250          73,906
Summit Bancorp. ........................          1,200          60,075
TF Financial Corp. .....................             90           2,520
U.S. Bancorp ...........................          1,055         131,611

FINANCIAL SERVICES -- 3.7%
American Express Co. ...................            600          55,087
Associates First Capital Corp., Class
  A ....................................          2,930         231,470
Beneficial Corp. .......................            490          60,913
Capital One Financial Corp. ............          1,000          78,875
Charles Schwab Corp. ...................          2,052          77,976
CIT Group, Inc., Class A+ ..............          1,300          42,413

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
ContiFinancial Corp.+ ..................            800   $      24,400
Federal Agricultural Mortgage Corp.+ ...            700          39,200
Federal National Mortgage
  Association ..........................            800          50,600
FirstSpartan Financial Corp. ...........            265          11,958
Healthcare Financial Partners, Inc.+ ...          1,400          66,325
Household International, Inc. ..........          1,125         154,969
Jefferies Group, Inc. ..................            200          11,300
Legg Mason, Inc. .......................            500          29,656
Lehman Brothers Holdings, Inc. .........            500          37,438
SLM Holding Corp. ......................          2,820         123,022
T&W Financial Corp.+ ...................          2,000          57,500
Waddell & Reed Financial, Inc., Class
  A+ ...................................          1,050          27,300

INSURANCE -- 2.3%
Aetna, Inc. ............................            300          25,031
Allstate Corp. .........................            400          36,775
Chubb Corp. ............................            300          23,513
Conseco, Inc. ..........................            900          50,962
Reliance Group Holdings, Inc. ..........          4,000          76,500
Stirling Cooke Brown Holdings Ltd.+ ....            500          13,250
Swiss Life Insurance & Pension Co. .....            108          91,316
The Hartford Financial Services Group,
  Inc. .................................            400          43,400
UICI+ ..................................          2,375          82,086
UNUM Corp. .............................          5,700         314,569
                                                          -------------
                                                              3,404,908
                                                          -------------

HEALTHCARE -- 9.2%
DRUGS -- 5.5%
Abbott Laboratories, Inc. ..............            400          30,125
Alkermes, Inc.+ ........................          2,000          49,750
Alza Corp.+ ............................          3,140         140,711
Bristol-Myers Squibb Co. ...............            700          73,019
Centocor, Inc.+ ........................            500          22,313
Eli Lilly & Co. ........................          2,835         169,037
ICN Pharmaceuticals, Inc. ..............          1,400          68,950
Inhale Therapeutic Systems .............          1,000          27,125
Merck & Co., Inc. ......................            500          64,187
Pfizer, Inc. ...........................          3,565         355,386
Sepracor, Inc.+ ........................          1,000          42,625
Smithkline Beecham PLC .................         12,026         151,490
Warner-Lambert Co. .....................          3,475         591,836

HEALTH SERVICES -- 1.8%
Advance Paradigm, Inc.+ ................          1,500          59,437
Assisted Living Concepts, Inc.+ ........          1,000          21,625
Boron, LePore & Associates, Inc.+ ......          1,700          56,313
Columbia/HCA Healthcare Corp. ..........          1,400          45,150
Novoste Corp.+ .........................          2,400          62,250
Omnicare, Inc. .........................          5,599         221,860
Sunrise Assisted Living, Inc.+ .........          1,000          44,750
Tenet Healthcare Corp.+ ................          1,100          39,944

----------------
6

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
United Healthcare Corp. ................            300   $      19,425
Vision Twenty-One, Inc.+ ...............          2,100          24,675

MEDICAL PRODUCTS -- 1.9%
Arterial Vascular Engineering, Inc.+ ...          2,000          73,250
Baxter International, Inc. .............            500          27,563
Cardinal Health, Inc. ..................            765          67,463
Cytyc Corp.+ ...........................          2,500          62,500
Endocardial Solutions, Inc.+ ...........            500           7,000
Johnson & Johnson ......................            600          43,988
Medaphis Corp.+ ........................          5,700          59,494
Respironics, Inc.+ .....................          3,000          86,812
Sofamor Danek Group, Inc.+ .............          2,070         176,467
                                                          -------------
                                                              2,986,520
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 8.1%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Boeing Co. .............................            700          36,488

BUSINESS SERVICES -- 5.0%
Aavid Thermal Technologies, Inc.+ ......          4,400         135,850
Billing Concepts Corp.+ ................            200           5,188
Cendant Corp.+ .........................          1,000          39,625
Cultural Access Worldwide, Inc.+ .......         10,000         158,750
D.R. Horton, Inc. ......................          1,500          31,875
Delta & Pine Land Co. ..................          3,640         189,280
DSET Corp.+ ............................          3,400          63,537
Gartner Group, Inc., Class A+ ..........            700          26,163
GTECH Holdings Corp.+ ..................            400          15,550
Ha-Lo Industries, Inc.+ ................          3,900         136,256
Metro One Telecommunications, Inc.+ ....          5,600          66,500
NCO Group, Inc.+ .......................          1,000          25,000
Network Appliance, Inc. ................          1,900          67,450
Owens-Illinois, Inc.+ ..................            500          21,625
Positron Fiber Systems Corp., Class
  A+ ...................................          9,600          73,800
PSINet, Inc.+ ..........................          5,900          65,637
Ryland Group, Inc. .....................          1,000          27,625
Sealed Air Corp.+ ......................          2,440         159,820
Service Corp. International ............          1,000          42,437
Sysco Corp. ............................            800          20,500
Toll Brothers, Inc.+ ...................          1,500          42,188
Tomra Systems ASA ......................            571          15,128
Transition Systems, Inc.+ ..............          3,300          67,237
Unisys Corp.+ ..........................          4,000          76,000
USA Waste Services, Inc.+ ..............          1,100          49,019

ELECTRICAL EQUIPMENT -- 0.4%
Aeroflex, Inc.+ ........................          4,700          62,275
North American Scientific, Inc.+ .......          2,200          79,200

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MACHINERY -- 0.2%
EVI, Inc.+ .............................          1,100   $      50,944
Varco International, Inc.+ .............            750          19,312

MULTI-INDUSTRY -- 1.9%
Corning, Inc. ..........................            800          35,400
Raision Tehtaat Oy .....................          1,755         251,945
Republic Industries, Inc.+ .............          1,400          36,137
Siebe PLC ..............................          5,571         121,609
Tyco International Ltd. ................          2,880         157,320

TRANSPORTATION -- 0.5%
Atlas Air, Inc.+ .......................          1,600          52,100
Burlington Northern Santa Fe Corp. .....            400          41,600
Comair Holdings, Inc. ..................          1,000          26,500
Trans World Airlines, Inc.+ ............          2,500          30,781
                                                          -------------
                                                              2,623,651
                                                          -------------

INFORMATION & ENTERTAINMENT -- 5.6%
BROADCASTING & MEDIA -- 4.6%
CBS Corp. ..............................          6,385         216,691
Chancellor Media Corp.+ ................          4,805         220,429
Cinar Films, Inc., Class B+ ............          1,000          42,625
Clear Channel Communications, Inc.+ ....            400          39,200
DoubleClick, Inc.+ .....................          2,000          70,250
Forrester Research, Inc.+ ..............            500          17,750
Jacor Communications, Inc.+ ............          1,000          59,000
Lamar Advertising Co., Class A+ ........          2,610          91,350
Outdoor Systems, Inc.+ .................          2,960         103,785
The Petersen Companies, Inc., Class
  A+ ...................................          2,000          50,000
Time Warner, Inc. ......................          7,544         543,168
Univision Communications, Inc., Class
  A+ ...................................          1,250          46,563

ENTERTAINMENT PRODUCTS -- 0.2%
Hasbro, Inc. ...........................            800          28,250
Mattel, Inc. ...........................            800          31,700

LEISURE & TOURISM -- 0.8%
Hilton Hotels Corp. ....................            900          28,688
McDonald's Corp. .......................            800          48,000
Outback Steakhouse, Inc.+ ..............          1,900          74,337
Primadonna Resorts, Inc.+ ..............          6,000          94,500
                                                          -------------
                                                              1,806,286
                                                          -------------

INFORMATION TECHNOLOGY -- 25.4%
COMMUNICATION EQUIPMENT -- 2.1%
CIENA Corp.+ ...........................          1,500          63,937
Lucent Technologies, Inc. ..............            900         115,087
Nokia Corp., Class A ADR ...............          3,060         330,289
Tellabs, Inc.+ .........................            500          33,563
U.S. West Media Group+ .................          3,240         112,590

----------------
8

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT -- 2.0%
Computer Sciences Corp. ................            600   $      33,000
Dell Computer Corp.+ ...................          1,930         130,758
EMC Corp.+ .............................          3,470         131,209
HBO & Co. ..............................          3,905         235,764
Hewlett-Packard Co. ....................            700          44,363
Honeywell, Inc. ........................            400          33,075
International Business Machines
  Corp. ................................            400          41,550

ELECTRONICS -- 4.2%
Analog Devices, Inc.+ ..................         10,300         342,475
Applied Materials, Inc.+ ...............            900          31,781
ASM Lithography Holdings NV+ ...........          2,705         250,043
ATMI, Inc.+ ............................          2,100          63,525
Emerson Electric Co. ...................            700          45,631
General Electric Co. ...................            900          77,569
Hubbell, Inc., Class B .................            600          30,225
Intel Corp. ............................            500          39,031
Lam Research Corp.+ ....................            400          11,250
Maxim Integrated Products, Inc.+ .......          2,180          79,434
Molex, Inc., Class A ...................          1,100          29,494
Motorola, Inc. .........................            500          30,313
Pittway Corp., Class A .................          3,840         276,480
Vitesse Semiconductor Corp.+ ...........          1,330          62,718

SOFTWARE -- 12.7%
America Online, Inc.+ ..................          7,344         501,687
Applied Voice Technology, Inc.+ ........          1,000          39,000
Aspen Technology, Inc.+ ................          5,375         221,719
At Home Corp., Series A+ ...............          3,710         125,444
Cadence Design Systems, Inc.+ ..........          6,680         231,295
Caere Corp.+ ...........................          5,000          54,375
Cambridge Technology Partners, Inc.+ ...            800          39,650
Cisco Systems, Inc.+ ...................          5,855         400,336
Computer Associates International,
  Inc. .................................          1,000          57,750
Computer Task Group, Inc. ..............          1,000          41,188
Compuware Corp.+ .......................          2,500         123,437
CrossKeys Systems Corp.+ ...............          1,000          11,250
Intuit, Inc.+ ..........................          1,930          93,364
ISS Group, Inc.+ .......................            600          23,325
J.D. Edwards & Co.+ ....................          3,800         124,212
Keane, Inc.+ ...........................          1,300          73,450
Microsoft Corp.+ .......................          6,835         611,732
MindSpring Enterprises, Inc.+ ..........          1,000          64,250
Oracle Corp.+ ..........................            900          28,406
Parametric Technology Corp.+ ...........         18,415         613,450
Pegrine Systems, Inc.+ .................          3,500          66,937
PeopleSoft, Inc.+ ......................          3,155         166,229
Reynolds & Reynolds Co., Class A .......          1,000          21,875
Sapient Corp.+ .........................          1,810          85,749
Segue Software, Inc.+ ..................            700           9,100
Sterling Commerce, Inc.+ ...............          1,400          64,925
Storage Technology Corp.+ ..............            850          64,653

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
SOFTWARE (CONTINUED)
VERITAS Software Corp.+ ................          1,230   $      72,724
VocalTec Communications Ltd.+ ..........          1,000          20,500
Wind River Systems+ ....................          1,865          74,134

TELECOMMUNICATIONS -- 4.4%
Alltel Corp. ...........................          1,000          43,687
Clearnet Communications, Inc., Class
  A ....................................          4,500          63,844
Comcast Corp., Class A+ ................         10,540         372,194
Frontier Corp. .........................          3,500         113,969
GST Telecommunications, Inc+ ...........          3,900          58,744
Intermedia Communications, Inc.+ .......            800          63,700
IWL Communications, Inc. ...............          1,000          17,875
Pacific Gateway Exchange, Inc.+ ........          1,300          74,425
RELTEC Corp.+ ..........................            250           8,859
Saville Systems PLC ADR+ ...............            500          25,625
Star Telecommunications, Inc.+ .........            900          50,062
STARTEC Global Communications Corp.+ ...          2,600          65,000
Tele-Communications, Inc., Series A+ ...         12,896         400,985
Teleport Communications Group Inc.,
  Class A+ .............................          1,200          70,500
                                                          -------------
                                                              8,230,769
                                                          -------------

MATERIALS -- 2.7%
CHEMICALS -- 2.4%
Cabot Corp. ............................          1,985          73,197
du Pont (E.I.) de Nemours & Co. ........            700          47,600
Monsanto Co. ...........................         10,845         563,940
Solutia, Inc. ..........................          3,195          95,051

FOREST PRODUCTS -- 0.2%
American Pad & Paper Co.+ ..............            900           6,525
Boise Cascade Corp. ....................          1,400          50,487
Sonoco Products Co. ....................            300          12,019

METALS & MINERALS -- 0.1%
EASCO, Inc. ............................          1,000          15,250
Martin Marietta Materials, Inc. ........            700          30,231
                                                          -------------
                                                                894,300
                                                          -------------

REAL ESTATE -- 0.3%
REAL ESTATE COMPANIES -- 0.1%
The Rouse Co. ..........................            500          15,750

REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Crescent Real Estate Equities Co. ......            700          25,200
ElderTrust+ ............................          1,000          17,875
Equity Office Properties Trust .........            400          12,250
                                                          -------------
                                                                 71,075
                                                          -------------

----------------
10

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
UTILITIES -- 2.8%
ELECTRIC UTILITIES -- 0.3%
Duke Energy Corp. ......................            800   $      47,650
GPU, Inc. ..............................          1,000          44,250

GAS & PIPELINE UTILITIES -- 0.3%
Consolidated Natural Gas Co. ...........            700          40,381
Enron Corp. ............................            900          41,737
US Filter Corp.+ .......................            900          31,613

TELEPHONE-- 2.2%
Ameritech Corp. ........................            900          44,494
AT&T Corp. .............................            800          52,500
Bell Atlantic Corp. ....................            407          41,718
Century Telephone Enterprises, Inc. ....          1,050          64,181
Cincinnati Bell, Inc. ..................          1,800          64,125
GTE Corp. ..............................            600          35,925
MCI Communications Corp. ...............            600          29,700
SBC Communications, Inc. ...............          1,200          52,350
Telecom Italia SpA .....................         17,263         136,030
Winstar Communications, Inc.+ ..........          1,500          64,125
WorldCom, Inc.+ ........................          3,114         134,097
                                                          -------------
                                                                924,876
                                                          -------------
TOTAL COMMON STOCK (cost $19,667,286)...                     22,954,994
                                                          -------------


                                            PRINCIPAL
BONDS & NOTES -- 23.6%                       AMOUNT
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.1%
RETAIL -- 0.1%
J.C. Penney Co., Inc. 7.40% 2037 .......  $      20,000          21,578
Fred Meyer, Inc. 7.38% 2005 ............         25,000          25,071
                                                          -------------
                                                                 46,649
                                                          -------------

CONSUMER STAPLES -- 0.1%
FOOD, BEVERAGE & TOBACCO -- 0.1%
Panamerican Beverages, Inc. 8.13%
  2003 .................................         30,000          31,890
                                                          -------------

ENERGY -- 0.2%
ENERGY SOURCES-- 0.2%
Newfield Exploration Co., Series B 7.45%
  2007* ................................         10,000           9,956
Petroleos Mexicano 9.00% 2007 ..........         25,000          25,594
YPF Sociedad Anonima 8.00% 2004 ........         15,000          15,238
                                                          -------------
                                                                 50,788
                                                          -------------

FINANCE -- 4.5%
BANKS -- 1.2%
Banc One Corp. 8.00% 2027 ..............         18,000          20,365
Bank One Columbus 7.38% 2002 ...........         25,000          26,112
Banponce Financial Corp. 6.75% 2001 ....         20,000          20,230
Credit National 7.00% 2005 .............         20,000          20,011

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Export Import Bank of Korea 6.50%
  2006 .................................  $      35,000   $      30,259
First Chicago NBD Corp. 7.25% 2004 .....         60,000          62,790
First Republic Bancorp 7.75% 2012 ......         25,000          25,615
First Union-Lehman Brothers Commercial
  Mortgage Corp. 6.60% 2029 ............         55,000          55,764
Korea Development Bank 7.13% 2001 ......         15,000          14,105
NBD Bank SA 8.25% 2024  ................         25,000          29,525
NCNB Co. 9.38% 2009 ....................         32,000          39,441
United States Bancorp 7.50% 2026 .......         50,000          54,295

FINANCIAL SERVICES -- 3.2%
Allstate Financing II 7.83% 2045 .......         24,000          24,571
Asset Securitization Corp. 6.66%
  2041# ................................         50,000          51,016
Associates Corp. of North America 7.63%
  2004 .................................         60,000          64,261
CS First Boston Mortgage Securities
  Corp. 7.24% 2029 .....................         70,000          73,587
Dime Capital Trust I, Series A 9.33%
  2027 .................................         20,000          22,556
Finova Capital Corp. 6.63% 2001 ........         50,000          50,615
Finova Capital Corp., Series C 6.39%
  2002 .................................         30,000          30,146
Fleet Mortgage Group, Inc. 6.84%
  2003 .................................         30,000          30,507
Ford Motor Credit Company 7.02% 2000 ...         50,000          51,093
GE Capital Mortgage Services Inc. 6.25%
  2023 .................................         16,025          15,935
Lubermens Mutual Casualty Co. 8.30%
  2037* ................................         40,000          42,540
Morgan Stanley Capital I, Inc. 7.22%
  2007* ................................         60,000          63,337
Popular North America, Inc. 6.63%
  2002 .................................         35,000          35,502
Private Export Funding Corp. 6.31%
  2004 .................................        100,000         102,278
Private Export Funding Corp. 6.62%
  2005 .................................        120,000         124,617
Private Export Funding Corp. 7.03%
  2003 .................................         35,000          36,855
Private Export Funding Corp. 7.30%
  2002 .................................        125,000         131,171
Private Export Funding Corp. 7.90%
  2000 .................................         35,000          36,405
US West Capital Funding, Inc. 6.95%
  2037 .................................         40,000          41,701

INSURANCE -- 0.1%
Cigna Corp. 7.88% 2027 .................         19,000          20,671
Jackson National Life Insurance Co.
  8.15% 2027* ..........................         22,000          24,169
                                                          -------------
                                                              1,472,045
                                                          -------------

HEALTHCARE -- 0.4%
HEALTH SERVICES -- 0.3%
Allegiance Corp. 7.00% 2026 ............         55,000          56,825
Tenet Healthcare Corp. 7.88% 2003 ......         20,000          20,300

MEDICAL PRODUCTS -- 0.1%
Beckman Instruments, Inc. 7.10%
  2003* ................................         40,000          40,079
                                                          -------------
                                                                117,204
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 0.3%
MACHINERY -- 0.1%
Cincinnati Milacron, Inc. 7.88% 2000 ...         35,000          35,814

----------------
12

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
TRANSPORTATION -- 0.2%
AMR Corp. 9.88% 2020 ...................  $      30,000   $      39,169
Continental Airlines 6.65% 2019 ........         40,000          39,777
                                                          -------------
                                                                114,760
                                                          -------------

INFORMATION & ENTERTAINMENT -- 0.5%
BROADCASTING & MEDIA -- 0.5%
Comcast Cable Communications 8.50%
  2027 .................................         15,000          17,518
News America Holdings, Inc. 8.00%
  2016 .................................         65,000          70,044
Scholastic Corp. 7.00% 2003 ............         35,000          35,877
Viacom, Inc. 7.75% 2005 ................         40,000          41,950
                                                          -------------
                                                                165,389
                                                          -------------

INFORMATION TECHNOLOGY -- 0.2%
TELECOMMUNICATIONS -- 0.2%
Tele-Communications, Inc. 7.25% 2005 ...         25,000          25,585
Tele-Communications, Inc. 9.25% 2002 ...         25,000          27,362
                                                          -------------
                                                                 52,947
                                                          -------------

MATERIALS -- 0.1%
CHEMICALS -- 0.1%
ICI Wilmington, Inc. 6.95% 2004 ........         35,000          36,016
                                                          -------------

MUNICIPAL BONDS -- 0.5%
MUNICIPAL BONDS -- 0.5%
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002 ........         45,000          45,770
Huntsville Alabama Solid Waste Disposal
  Authority 5.95% 2003 .................         50,000          49,152
Miami Florida Revenue 7.25% 2003 .......         60,000          62,906
                                                          -------------
                                                                157,828
                                                          -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.9%
FOREIGN GOVERNMENT -- 0.9%
Australian Government 6.75%
  2006 ............................(AUD)        290,000         205,412
Republic of Argentina 11.00% 2006 ......         25,000          27,813
Republic of Columbia 7.25% 2004 ........         33,000          31,521
Republic of Columbia 7.63% 2007 ........         17,000          16,022
Republic of Lithuania 7.13% 2002* ......         19,000          18,620
                                                          -------------
                                                                299,388
                                                          -------------

REAL ESTATE -- 0.4%
REAL ESTATE COMPANIES -- 0.2%
Post Apartment Homes LP 7.02% 2001 .....         60,000          61,045

REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Equity Office Properties Operating LP
  6.38% 2003* ..........................         60,000          59,399
                                                          -------------
                                                                120,444
                                                          -------------

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 14.9%
U.S. GOVERNMENT & AGENCIES -- 14.9%
Federal Home Loan Mortgage Corp. 6.00%
  2006 .................................  $      20,000   $      19,868
Federal Home Loan Mortgage Corp. 6.50%
  2022 .................................         38,000          38,190
Federal Home Loan Mortgage Corp. 6.50%
  2023 .................................         10,000           9,962
Federal Home Loan Mortgage Corp. 6.55%
  2022 .................................         32,000          32,370
Federal Home Loan Mortgage Corp. 6.75%
  2022 .................................        105,000         106,241
Federal Home Loan Mortgage Corp. 7.00%
  2023 .................................         12,000          12,446
Federal Home Loan Mortgage Corp. 7.50%
  2023 .................................         17,552          18,002
Federal Home Loan Mortgage Corp. 7.75%
  2022 .................................         25,434          26,579
Federal Home Loan Mortgage Corp. 8.50%
  2019 .................................         31,741          33,496
Federal National Mortgage Association
  5.65% 2005 ...........................         15,000          14,914
Federal National Mortgage Association
  5.75% 2008 ...........................        230,000         225,455
Federal National Mortgage Association
  7.00% 2006 ...........................          8,201           8,223
Federal National Mortgage Association
  7.39% 2021 ...........................         27,948          28,894
Federal National Mortgage Association
  9.35% 2020 ...........................          3,434           3,449
Government National Mortgage Association
  7.00% 2022 ...........................         16,709          16,923
Government National Mortgage Association
  7.25% 2027 ...........................        123,017         125,208
Government National Mortgage Association
  7.50% 2023 ...........................         40,458          41,570
Government National Mortgage Association
  8.50% 2017 ...........................         36,706          39,287
Government National Mortgage Association
  9.00% 2021 ...........................         14,256          15,422
United States Treasury Bonds 6.38%
  2027 .................................         20,000          21,125
United States Treasury Bonds 6.63%
  2027 .................................         90,000          97,650
United States Treasury Bonds 7.13%
  2023 .................................        150,000         171,188
United States Treasury Bonds 7.50%
  2016 .................................         70,000          81,626
United States Treasury Bonds 8.13%
  2021 .................................         55,000          69,274
United States Treasury Bonds 8.50%
  2020 .................................        124,000         161,103
United States Treasury Bonds 11.88%
  2003 .................................        350,000         451,938
United States Treasury Bonds 12.00%
  2013 .................................        700,000       1,028,237
United States Treasury Notes 5.38%
  2001 .................................        100,000          99,406
United States Treasury Notes 5.50%
  2008 .................................        200,000         197,562
United States Treasury Notes 5.88%
  2000 .................................        245,000         246,149
United States Treasury Notes 6.25%
  2002 .................................        225,000         229,781
United States Treasury Notes 6.25%
  2007 .................................        185,000         191,388
United States Treasury Notes 6.63%
  2001 .................................        290,000         298,384
United States Treasury Notes 6.63%
  2002 .................................         50,000          51,664
United States Treasury Notes 6.63%
  2007 .................................         25,000          26,539
United States Treasury Notes 7.25%
  2004 .................................        285,000         307,578
United States Treasury Notes 8.50%
  2000 .................................        280,000         299,295
                                                          -------------
                                                              4,846,386
                                                          -------------

UTILITIES -- 0.5%
ELECTRIC UTILITIES -- 0.4%
Atlantic City Electric Co. 6.38%
  2005 .................................         20,000          20,251
Cleveland Electric Illuminating Co.
  7.19% 2000* ..........................         15,000          15,226
Empresa Nacional de Electricidad SA
  7.33% 2037 ...........................         25,000          24,921
Public Service Electric & Gas Co. 8.88%
  2003 .................................         11,000          12,305
UtiliCorp United, Inc. 6.88% 2004 ......         40,000          41,231

GAS & PIPELINE UTILITIES -- 0.1%
KN Energy, Inc. 6.65% 2005 .............         35,000          35,073

----------------
14

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE -- 0.0%
WorldCom, Inc. 7.55% 2004 ..............  $      15,000   $      15,798
                                                          -------------
                                                                164,805
                                                          -------------
TOTAL BONDS & NOTES (cost $7,555,530)...                      7,676,539
                                                          -------------
TOTAL INVESTMENT SECURITIES (cost
  $27,222,816)..........................                     30,631,533
                                                          -------------

SHORT-TERM SECURITIES -- 0.3%
-----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.1%
Chase Manhattan Corp. 8.77% due
  2/19/99 ..............................         30,000          30,692
                                                          -------------

FOREIGN SHORT-TERM NOTES -- 0.2%
New Zealand Treasury Bill zero coupon
  due 12/16/98 ....................(NZD)        150,000          78,069
                                                          -------------
TOTAL SHORT-TERM SECURITIES (cost
  $110,260).............................                        108,761
                                                          -------------

REPURCHASE AGREEMENTS -- 7.7%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.7%
PaineWebber, Inc. Joint Repurchase
  Agreement (Note 3)....................      2,153,000       2,153,000
Swiss Bank Corp. Joint Repurchase
  Agreement (Note 3)....................        350,000         350,000
                                                          -------------
TOTAL REPURCHASE AGREEMENTS (cost
  $2,503,000)...........................                      2,503,000
                                                          -------------

TOTAL INVESTMENTS --
  (cost $29,836,076)                            102.3%         33,243,294
Liabilities in excess of other assets --         (2.3)           (762,733)
                                                -----       -------------
NET ASSETS --                                   100.0%      $  32,480,561
                                                -----       -------------
                                                -----       -------------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
#  Fair valued security; see Note 2
ADR -- American Depository Receipt
AUD -- Australian Dollar
NZD -- New Zealand Dollar

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------
                                                                GROSS
     CONTRACT               IN              DELIVERY          UNREALIZED
    TO DELIVER         EXCHANGE FOR           DATE           APPRECIATION
--------------------------------------------------------------------------
AUD       309,000         USD  206,063         04/28/98     $       1,599
*DEM      110,000         USD   61,312         04/28/98             1,736
FIM       300,000         USD   54,718         07/31/98               913
FIM       200,000         USD   36,308         07/31/98               439
FIM       770,000         USD  139,493         07/31/98             1,395
FIM       380,000         USD   69,834         08/07/98             1,656
ITL    45,000,000         USD   25,378         05/06/98               690
ITL    14,000,000         USD    7,821         05/06/98               140
ITL    14,000,000         USD    7,785         05/06/98               104
ITL   105,000,000         USD   58,761         05/06/98             1,157
ITL   111,000,000         USD   61,696         08/07/98               678
ITL    91,000,000         USD   51,146         08/07/98             1,122
ITL    34,500,000         USD   19,235         08/07/98               271
NLG        97,000         USD   47,271         07/02/98               487
NLG        25,000         USD   12,348         07/31/98               271
NLG       153,000         USD   75,683         08/07/98             1,741
*SEK       64,000         USD    8,073         08/07/98                37
*USD        5,598         SEK   45,000         08/07/98                52
*USD        3,737         SEK   30,000         08/07/98                29
                                                                  -------
                                                                   14,517
                                                                  -------


                                                                GROSS
                                                              UNREALIZED
                                                             DEPRECIATION
--------------------------------------------------------------------------
GBP         8,500         USD   13,862         05/06/98              (340)
GBP        10,000         USD   16,387         05/06/98              (321)
GBP         6,000         USD    9,856         05/06/98              (170)
GBP        11,000         USD   17,856         08/07/98              (444)
GBP        26,500         USD   43,382         08/07/98              (707)
*SEK       11,000         USD    1,375         08/07/98                (6)
USD         6,668       ITL 12,000,000         05/06/98               (84)
USD         7,335          NLG  15,000         08/07/98               (86)
USD        31,799          NLG  65,000         08/07/98              (386)
USD        14,689          NLG  30,000         08/07/98              (190)
*USD       61,274          DEM 110,000         04/28/98            (1,697)
                                                                  -------
                                                                   (4,431)
                                                                  -------
Net Unrealized Appreciation............................     $      10,086
                                                                  -------
                                                                  -------

------------
* Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

AUD -- Australian Dollar    GBP -- Great British Pound  SEK -- Swedish Krona
DEM -- Deutsche Mark        ITL -- Italian Lira         USD -- United States Dollar
FIM -- Finnish Markka       NLG -- Netherlands Guilder

See Notes to Financial Statements

----------------
16

----------------

SEASONS SERIES TRUST
MULTI-MANAGED MODERATE
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 1998

COMMON STOCK -- 56.5%                        SHARES           VALUE
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.8%
APPAREL & TEXTILES -- 0.4%
Oakley, Inc.+ ..........................          5,100   $      58,969
R.P.M., Inc. ...........................          1,625          28,945
Sola International, Inc.+ ..............            800          33,150

AUTOMOTIVE -- 0.5%
Federal-Mogul Corp. ....................          1,965         104,513
Ford Motor Co. .........................            700          45,369

HOUSING -- 0.0%
Krause's Furniture, Inc.+ ..............          3,600          13,500

RETAIL -- 1.9%
Abercrombie & Fitch Co., Class A+ ......          1,100          46,269
Costco Cos., Inc.+ .....................          1,750          93,406
CVS Corp. ..............................            400          30,200
Cybershop International, Inc.+ .........          1,150          10,781
Duane Reade, Inc.+ .....................          4,654         118,968
Federated Department Stores, Inc.+ .....            700          36,269
Gap, Inc. ..............................            750          33,750
Office Depot, Inc.+ ....................          1,900          59,137
Pacific Sunwear of California+ .........            500          20,750
Sunglass Hut International, Inc.+ ......          7,500          78,750
U.S. Vision, Inc.+ .....................          3,000          30,750
Wal-Mart Stores, Inc. ..................            800          40,650
Woolworth Corp.+ .......................          1,000          25,000
                                                          -------------
                                                                909,126
                                                          -------------

CONSUMER STAPLES -- 1.1%
FOOD, BEVERAGE & TOBACCO -- 0.6%
DEKALB Genetics Corp., Class B .........          1,270          84,931
Flowers Industries, Inc. ...............          1,000          23,437
Philip Morris Cos., Inc. ...............          1,200          50,025
RJR Nabisco Holdings Corp. .............            700          21,919
UST, Inc. ..............................            600          19,350

HOUSEHOLD PRODUCTS -- 0.5%
Colgate-Palmolive Co. ..................            700          60,638
Gillette Co. ...........................            400          47,475
Procter & Gamble Co. ...................            600          50,625
                                                          -------------
                                                                358,400
                                                          -------------

ENERGY -- 1.3%
ENERGY SERVICES -- 0.3%
Baker Hughes, Inc. .....................            600          24,150
Friede Goldman International, Inc.+ ....            900          25,987

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SERVICES (CONTINUED)
Schlumberger Ltd. ......................            300   $      22,725
Smedvig ASA, Class B....................            557          11,177
Transocean Offshore, Inc. ..............            500          25,719

ENERGY SOURCES -- 1.0%
Exxon Corp. ............................            800          54,100
Global Marine, Inc.+ ...................            750          18,563
Mobil Corp. ............................            400          30,650
Nabors Industries, Inc.+ ...............            750          17,766
Noble Affiliates, Inc. .................            800          33,300
Ocean Rig ASA+ .........................         41,561          42,517
Royal Dutch Petroleum Co. ..............            600          34,087
Smith International, Inc.+ .............          1,135          62,496
Texaco, Inc. ...........................            700          42,175
                                                          -------------
                                                                445,412
                                                          -------------

FINANCE -- 8.3%
BANKS -- 3.7%
Ambanc Holding Co., Inc. ...............            230           4,370
Astoria Financial Corp. ................            165          10,199
Banca Commerciale Italiana + ...........         28,186         140,621
Bank of New York Co., Inc. .............          1,520          95,475
BankAmerica Corp. ......................          1,600         132,200
BankBoston Corp. .......................            300          33,075
Chase Manhattan Corp. ..................            300          40,462
Citicorp................................            250          35,500
First American Corp. ...................          1,200          58,800
First Chicago NBD Corp. ................            600          52,875
First Defiance Financial Corp. .........            675          10,294
First Union Corp. ......................            700          39,725
Golden State Bancorp, Inc.+ ............          1,500          57,281
Hibernia Corp., Class A.................          2,800          57,575
Klamath First Bancorp, Inc. ............            505          11,615
Mellon Bank Corp. ......................            400          25,400
North Central Bancshares, Inc. .........             90           2,003
PNC Bank Corp. .........................          1,800         107,887
Provident Financial Holdings, Inc.+ ....            375           8,813
Queens County Bancorp, Inc. ............            287          12,628
Sovereign Bancorp, Inc. ................          3,000          54,562
Star Banc Corp. ........................            895          52,917
Summit Bancorp. ........................          1,100          55,069
TF Financial Corp. .....................             65           1,820
U.S. Bancorp............................            755          94,186

FINANCIAL SERVICES -- 2.8%
American Express Co. ...................            600          55,087
Associates First Capital Corp., Class
 A......................................          2,075         163,925
Beneficial Corp. .......................            355          44,131
Charles Schwab Corp. ...................          1,455          55,290
CIT Group, Inc., Class A+ ..............          1,300          42,413
ContiFinancial Corp.+ ..................            800          24,400

----------------
18

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Federal Agricultural Mortgage Corp.,
 Class C+ ..............................            700   $      39,200
Federal National Mortgage Association...            600          37,950
FirstSpartan Financial Corp. ...........            185           8,348
Healthcare Financial Partners, Inc.+ ...          1,200          56,850
Household International, Inc. ..........            865         119,154
Jefferies Group, Inc. ..................            200          11,300
Legg Mason, Inc. .......................            500          29,656
Lehman Brothers Holdings, Inc. .........            500          37,438
SLM Holding Corp. ......................          2,015          87,904
T&W Financial Corp.+ ...................          2,000          57,500
Waddell & Reed Financial, Inc., Class
 A+ ....................................          1,050          27,300

INSURANCE -- 1.8%
Aetna, Inc. ............................            300          25,031
Allstate Corp. .........................            300          27,581
Chubb Corp. ............................            300          23,513
Conseco, Inc. ..........................            800          45,300
Reliance Group Holdings, Inc. ..........          4,000          76,500
Stirling Cooke Brown Holdings Ltd. .....            500          13,250
Swiss Life Insurance & Pension Co. .....             78          65,951
The Hartford Financial Services Group,
 Inc. ..................................            400          43,400
UICI+ ..................................          1,690          58,411
UNUM Corp. .............................          4,033         222,571
                                                          -------------
                                                              2,694,706
                                                          -------------

HEALTHCARE -- 7.5%
DRUGS -- 4.3%
Abbott Laboratories, Inc. ..............            400          30,125
Alkermes, Inc.+ ........................          2,000          49,750
Alza Corp.+ ............................          2,220          99,484
Bristol-Myers Squibb Co.................            700          73,019
Centocor, Inc.+ ........................            500          22,313
Eli Lilly & Co. ........................          2,185         130,281
ICN Pharmaceuticals, Inc. ..............          1,400          68,950
Inhale Therapeutic Systems..............          1,000          27,125
Merck & Co., Inc. ......................            500          64,187
Pfizer, Inc. ...........................          2,690         268,159
Sepracor, Inc.+ ........................          1,000          42,625
Smithkline Beecham PLC..................          8,569         107,942
Warner-Lambert Co. .....................          2,460         418,969

HEALTH SERVICES -- 1.6%
Advance Paradigm, Inc.+ ................          1,500          59,437
Assisted Living Concepts, Inc.+ ........          1,000          21,625
Boron, LePore & Associates, Inc.+ ......          1,700          56,313
Columbia/HCA Healthcare Corp. ..........          1,400          45,150
Novoste Corp.+ .........................          2,200          57,063
Omnicare, Inc. .........................          3,962         156,994
Sunrise Assisted Living, Inc.+ .........          1,000          44,750
Tenet Healthcare Corp.+ ................          1,100          39,944
United Healthcare Corp. ................            300          19,425

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                                                                              19

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
Vision Twenty-One, Inc.+ ...............          1,900   $      22,325

MEDICAL PRODUCTS -- 1.6%
Arterial Vascular Engineering, Inc.+ ...          2,000          73,250
Baxter International, Inc. .............            500          27,563
Cardinal Health, Inc. ..................            550          48,503
Cytyc Corp.+ ...........................          2,500          62,500
Endocardial Solutions, Inc.+ ...........            500           7,000
Johnson & Johnson ......................            600          43,987
Medaphis Corp.+ ........................          5,500          57,406
Respironics, Inc.+ .....................          3,000          86,812
Sofamor Danek Group, Inc.+ .............          1,480         126,170
                                                          -------------
                                                              2,459,146
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 6.9%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Boeing Co. .............................            700          36,488

BUSINESS SERVICES -- 4.4%
Aavid Thermal Technologies, Inc.+ ......          3,900         120,412
Billing Concepts Corp.+ ................            200           5,188
Cultural Access Worldwide, Inc.+ .......         10,000         158,750
D.R. Horton, Inc. ......................          1,500          31,875
Delta & Pine Land Co. ..................          2,595         134,940
DSET Corp.+ ............................          3,000          56,062
Gartner Group, Inc., Class A+ ..........            700          26,163
GTECH Holdings Corp.+ ..................            400          15,550
Ha-Lo Industries, Inc.+ ................          3,900         136,256
Metro One Telecommunications, Inc.+ ....          5,400          64,125
NCO Group, Inc.+ .......................          1,000          25,000
Network Appliance, Inc. ................          1,700          60,350
Owens-Illinois, Inc.+ ..................            500          21,625
Positron Fiber Systems Corp., Class
 A+ ....................................          9,200          70,725
PSINet, Inc.+ ..........................          5,700          63,412
Ryland Group, Inc. .....................          1,000          27,625
Sealed Air Corp.+ ......................          1,745         114,297
Service Corp. International.............            900          38,194
Sysco Corp. ............................            800          20,500
Toll Brothers, Inc.+ ...................          1,500          42,188
Tomra Systems ASA ......................            417          11,048
Transition Systems, Inc.+ ..............          2,900          59,087
Unisys Corp.+ ..........................          4,000          76,000
USA Waste Services, Inc.+ ..............          1,000          44,563

ELECTRICAL EQUIPMENT -- 0.4%
Aeroflex, Inc.+ ........................          4,200          55,650
North American Scientific, Inc.+ .......          2,000          72,000

MACHINERY -- 0.2%
EVI, Inc.+ .............................          1,000          46,312
Varco International, Inc.+ .............            750          19,313

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20

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY -- 1.4%
Corning, Inc. ..........................            800   $      35,400
Raision Tehtaat Oy......................          1,242         178,299
Republic Industries, Inc.+ .............          1,100          28,394
Siebe PLC...............................          3,995          87,207
Tyco International Ltd..................          2,040         111,435

TRANSPORTATION -- 0.4%
Atlas Air, Inc.+ .......................          1,500          48,843
Burlington Northern Santa Fe Corp. .....            400          41,600
Comair Holdings, Inc. ..................            900          23,850
Trans World Airlines, Inc. +............          2,300          28,319
                                                          -------------
                                                              2,237,045
                                                          -------------

INFORMATION & ENTERTAINMENT -- 4.5%
BROADCASTING & MEDIA -- 3.6%
CBS Corp. ..............................          4,520         153,397
Chancellor Media Corp.+ ................          3,845         176,389
Cinar Films, Inc., Class B+ ............          1,000          42,625
Clear Channel Communications, Inc.+ ....            400          39,200
DoubleClick, Inc.+ .....................          1,800          63,225
Forrester Research, Inc.+ ..............            500          17,750
Jacor Communications, Inc.+ ............          1,000          59,000
Lamar Advertising Co., Class A+ ........          1,868          65,363
Outdoor Systems, Inc.+ .................          2,118          74,262
The Petersen Companies, Inc., Class
 A+ ....................................          2,000          50,000
Time Warner, Inc. ......................          5,342         384,624
Univision Communications, Inc., Class
 A+ ....................................          1,250          46,563

ENTERTAINMENT PRODUCTS -- 0.2%
Hasbro, Inc. ...........................            700          24,719
Mattel, Inc. ...........................            800          31,700

LEISURE & TOURISM -- 0.7%
Hilton Hotels Corp. ....................            800          25,500
McDonald's Corp. .......................            700          42,000
Outback Steakhouse, Inc.+ ..............          1,800          70,425
Primadonna Resorts, Inc.+ ..............          5,300          83,475
                                                          -------------
                                                              1,450,217
                                                          -------------

INFORMATION TECHNOLOGY -- 19.4%
COMMUNICATION EQUIPMENT -- 1.6%
CIENA Corp.+ ...........................          1,070          45,609
Lucent Technologies, Inc. ..............            900         115,087
Nokia Corp., Class A ADR................          2,165         233,685
Tellabs, Inc.+ .........................            500          33,563
U.S. West Media Group + ................          2,310          80,272

COMPUTERS & BUSINESS EQUIPMENT -- 1.6%
Computer Sciences Corp. ................            600          33,000
Dell Computer Corp.+ ...................          1,370          92,817
EMC Corp.+ .............................          2,460          93,019

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                                                                              21

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS
 EQUIPMENT (CONTINUED)
HBO & Co. ..............................          3,005   $     181,427
Hewlett-Packard Co. ....................            600          38,025
Honeywell, Inc. ........................            400          33,075
International Business Machines
 Corp. .................................            400          41,550

ELECTRONICS -- 3.3%
Analog Devices, Inc.+ ..................          7,305         242,891
Applied Materials, Inc.+ ...............            900          31,781
ASM Lithography Holdings NV+ ...........          2,205         203,825
ATMI, Inc.+ ............................          1,900          57,475
Emerson Electric Co. ...................            700          45,631
General Electric Co. ...................            900          77,569
Hubbell, Inc., Class B..................            500          25,188
Intel Corp. ............................            400          31,225
Lam Research Corp.+ ....................            600          11,250
Maxim Integrated Products, Inc.+ .......          1,550          56,478
Molex, Inc., Class A....................          1,000          26,813
Motorola, Inc. .........................            500          30,312
Pittway Corp., Class A .................          2,745         197,640
Vitesse Semiconductor Corp.+ ...........            945          44,563

SOFTWARE -- 9.5%
America Online, Inc.+ ..................          5,362         366,292
Applied Voice Technology, Inc.+ ........          1,000          39,000
Aspen Technology, Inc.+ ................          3,800         156,750
At Home Corp., Series A+ ...............          2,675          90,448
Cadence Design Systems, Inc.+ ..........          5,055         175,029
Caere Corp.+ ...........................          5,000          54,375
Cambridge Technology Partners, Inc.+ ...            800          39,650
Cisco Systems, Inc.+ ...................          4,365         298,457
Computer Associates International,
 Inc. ..................................            800          46,200
Computer Task Group, Inc. ..............          1,000          41,188
Compuware Corp.+ .......................          1,000          49,375
CrossKeys Systems Corp.+ ...............          1,000          11,250
Intuit, Inc.+ ..........................          1,375          66,516
ISS Group, Inc.+ .......................            500          19,438
J.D. Edwards & Co.+ ....................          3,400         111,137
Keane, Inc.+ ...........................          1,100          62,150
Microsoft Corp.+ .......................          5,015         448,842
MindSpring Enterprises, Inc.+ ..........          1,000          64,250
Oracle Corp.+ ..........................            900          28,406
Parametric Technology Corp.+ ...........         13,075         435,561
Pegrine Systems, Inc.+ .................          3,200          61,200
PeopleSoft, Inc.+ ......................          2,260         119,074
Reynolds & Reynolds Co., Class A........            800          17,500
Sapient Corp.+ .........................          1,310          62,061
Segue Software, Inc.+ ..................            700           9,100
Sterling Commerce, Inc.+ ...............          1,300          60,287
Storage Technology Corp.+ ..............            750          57,047
VERITAS Software Corp.+ ................            870          51,439
VocalTec Communications Ltd.+ ..........            900          18,450
Wind River Systems+ ....................          1,320          52,470

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
COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS -- 3.4%
Alltel Corp. ...........................          1,000   $      43,688
Clearnet Communications, Inc., Class
 A .....................................          4,000          56,750
Comcast Corp., Class A+ ................          7,460         263,431
Frontier Corp. .........................          1,700          55,356
GST Telecommunications, Inc+ ...........          3,700          55,731
Intermedia Communications, Inc.+ .......            700          55,737
IWL Communications, Inc. ...............          1,000          17,875
Pacific Gateway Exchange, Inc.+ ........          1,200          68,700
RELTEC Corp.+ ..........................            250           8,859
Saville Systems PLC ADR+ ...............            500          25,625
Star Telecommunications, Inc.+ .........            900          50,063
STARTEC Global Communications Corp.+ ...          2,400          60,000
Tele-Communications, Inc., Series A+ ...          9,127         283,793
Teleport Communications Group Inc.,
 Class A+ ..............................          1,200          70,500
                                                          -------------
                                                              6,332,820
                                                          -------------

MATERIALS -- 2.1%
CHEMICALS -- 1.8%
Cabot Corp. ............................          1,700          62,687
du Pont (E.I.) de Nemours & Co. ........            700          47,600
Monsanto Co. ...........................          7,680         399,360
Solutia, Inc. ..........................          2,325          69,169

FOREST PRODUCTS -- 0.2%
American Pad & Paper Co.+ ..............            500           3,625
Boise Cascade Corp. ....................          1,400          50,487
Sonoco Products Co. ....................            300          12,019

METALS & MINERALS -- 0.1%
EASCO, Inc. ............................          1,000          15,250
Martin Marietta Materials, Inc. ........            600          25,913
                                                          -------------
                                                                686,110
                                                          -------------

REAL ESTATE -- 0.2%
REAL ESTATE COMPANIES -- 0.0%
The Rouse Co. ..........................            500          15,750

REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Crescent Real Estate Equities Co. ......            700          25,200
ElderTrust+ ............................          1,000          17,875
Equity Office Properties Trust..........            300           9,187
                                                          -------------
                                                                 68,012
                                                          -------------

UTILITIES -- 2.4%
ELECTRIC UTILITIES -- 0.2%
Duke Energy Corp. ......................            700          41,694
GPU, Inc. ..............................            900          39,825

GAS & PIPELINE UTILITIES -- 0.3%
Consolidated Natural Gas Co. ...........            700          40,381
Enron Corp. ............................            700          32,463

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

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
UTILITIES (CONTINUED)
GAS & PIPELINE UTILITIES (CONTINUED)
US Filter Corp.+ .......................            600   $      21,075

TELEPHONE -- 1.9%
Ameritech Corp. ........................            900          44,494
AT&T Corp. .............................            800          52,500
Bell Atlantic Corp. ....................            330          33,825
Century Telephone Enterprises, Inc. ....            950          58,069
Cincinnati Bell, Inc. ..................          1,800          64,125
GTE Corp. ..............................            600          35,925
MCI Communications Corp. ...............            400          19,800
SBC Communications, Inc. ...............          1,200          52,350
Telecom Italia SpA......................         12,331          97,166
Winstar Communications, Inc.+ ..........          1,500          64,125
WorldCom, Inc.+ ........................          2,225          95,814
                                                          -------------
                                                                793,631
                                                          -------------
TOTAL COMMON STOCK (cost $15,811,458)...                     18,434,625
                                                          -------------


                                            PRINCIPAL
BONDS & NOTES -- 37.9%                       AMOUNT
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.3%
RETAIL -- 0.3%
J.C. Penney Co., Inc. 7.40% 2037 .......  $      40,000          43,157
Fred Meyer, Inc. 7.38% 2005.............         40,000          40,113
                                                          -------------
                                                                 83,270
                                                          -------------
CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Panamerican Beverages, Inc. 8.13%
 2003 ..................................         60,000          63,781
                                                          -------------

ENERGY -- 0.3%
ENERGY SOURCES -- 0.3%
Newfield Exploration Co., Series B 7.45%
 2007*..................................         25,000          24,892
Petroleos Mexicano 9.00% 2007...........         47,000          48,116
YPF Sociedad Anonima 8.00% 2004.........         30,000          30,476
                                                          -------------
                                                                103,484
                                                          -------------

FINANCE -- 7.6%
BANKS -- 2.2%
Banc One Corp. 8.00% 2027...............         34,000          38,467
Bank One Columbus 7.38% 2002............         45,000          47,002
Banponce Financial Corp. 6.75% 2001.....         35,000          35,402
Credit National 7.00% 2005..............         30,000          30,017
Export Import Bank of Korea 6.50%
 2006...................................         60,000          51,872
First Chicago NBD Corp. 7.25% 2004......        110,000         115,115
First Republic Bancorp 7.75% 2012.......         45,000          46,107
First Union-Lehman Brothers Commercial
 Mortgage Corp. 6.60% 2029..............        105,000         106,458
Korea Development Bank 7.13% 2001.......         20,000          18,807
NBD Bank SA 8.25% 2024..................         45,000          53,146
NCNB Co. 9.38% 2009.....................         48,000          59,161

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
                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
United States Bancorp 7.50% 2026........  $      95,000   $     103,160

FINANCIAL SERVICES -- 5.2%
Allstate Financing II 7.83% 2045........         44,000          45,046
Asset Securitization Corp. 6.66% 2041
 #......................................         75,000          76,523
Associates Corp. of North America 7.63%
 2004...................................        110,000         117,812
CS First Boston Mortgage Securities
 Corp. 7.24% 2029.......................        100,000         105,125
Dime Capital Trust I, Series A 9.33%
 2027...................................         35,000          39,473
Finova Capital Corp. 6.63% 2001.........        100,000         101,229
Finova Capital Corp., Series C 6.39%
 2002...................................         45,000          45,219
Fleet Mortgage Group, Inc. 6.84% 2003...         50,000          50,845
Ford Motor Credit Company 7.02% 2000....        100,000         102,186
GE Capital Mortgage Services, Inc. 6.25%
 2023...................................         32,050          31,870
Lubermens Mutual Casualty Co. 8.30%
 2037*..................................         70,000          74,446
Morgan Stanley Capital I, Inc. 7.22%
 2007...................................        100,000         105,563
Popular North America, Inc. 6.63%
 2002...................................         50,000          50,718
Private Export Funding Corp. 6.31%
 2004...................................        100,000         102,278
Private Export Funding Corp. 6.62%
 2005...................................        220,000         228,464
Private Export Funding Corp. 7.03%
 2003...................................         45,000          47,385
Private Export Funding Corp. 7.30%
 2002...................................        225,000         236,108
Private Export Funding Corp. 7.90%
 2000...................................         55,000          57,208
US West Capital Funding, Inc. 6.95%
 2037...................................         75,000          78,189

INSURANCE -- 0.2%
Cigna Corp. 7.88% 2027..................         34,000          36,990
Jackson National Life Insurance Co.
 8.15% 2027*............................         40,000          43,944
                                                          -------------
                                                              2,481,335
                                                          -------------

HEALTHCARE -- 0.7%
HEALTH SERVICES -- 0.5%
Allegiance Corp. 7.00% 2026.............        110,000         113,650
Tenet Healthcare Corp. 7.88% 2003.......         40,000          40,600

MEDICAL PRODUCTS -- 0.2%
Beckman Instruments, Inc. 7.10% 2003*...         70,000          70,138
                                                          -------------
                                                                224,388
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 0.6%
MACHINERY -- 0.2%
Cincinnati Milacron, Inc. 7.88% 2000....         65,000          66,512

TRANSPORTATION -- 0.4%
AMR Corp 10.20% 2020....................         50,000          66,460
Continental Airlines 6.65% 2019.........         75,000          74,581
                                                          -------------
                                                                207,553
                                                          -------------

INFORMATION & ENTERTAINMENT -- 0.9%
BROADCASTING & MEDIA -- 0.9%
Comcast Cable Communications 8.50%
 2027...................................         35,000          40,876
News America Holdings, Inc. 8.00%
 2016...................................        110,000         118,536
Scholastic Corp. 7.00% 2003.............         70,000          71,753

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
                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Viacom, Inc. 7.75% 2005.................  $      65,000   $      68,169
                                                          -------------
                                                                299,334
                                                          -------------

INFORMATION TECHNOLOGY -- 0.3%
TELECOMMUNICATIONS -- 0.3%
Tele-Communications, Inc. 7.25% 2005....         50,000          51,170
Tele-Communications, Inc. 9.25% 2002....         35,000          38,306
                                                          -------------
                                                                 89,476
                                                          -------------

MATERIALS -- 0.2%
CHEMICALS -- 0.2%
ICI Wilmington, Inc. 6.95% 2004.........         65,000          66,886
                                                          -------------

MUNICIPAL BONDS -- 0.9%
MUNICIPAL BONDS -- 0.9%
Hudson County New Jersey Improvement
 Authority Facility 6.55% 2002..........         85,000          86,455
Huntsville Alabama Solid Waste Disposal
 Authority 5.95% 2003...................         85,000          83,558
Miami Florida Revenue 7.25% 2003........        110,000         115,328
                                                          -------------
                                                                285,341
                                                          -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 1.7%
FOREIGN GOVERNMENT -- 1.7%
Australian Government 6.75% 2006 .......
 (AUD)                                          530,000         375,409
Republic of Argentina 11.00% 2006.......         50,000          55,625
Republic of Columbia 7.25% 2004.........         49,000          46,803
Republic of Columbia 7.63% 2007.........         33,000          31,103
Republic of Lithuania 7.13% 2002*.......         35,000          34,300
                                                          -------------
                                                                543,240
                                                          -------------

REAL ESTATE -- 0.6%
REAL ESTATE COMPANIES -- 0.3%
Post Apartment Homes LP 7.02% 2001......        110,000         111,915

REAL ESTATE INVESTMENT TRUSTS -- 0.3%
Equity Office Properties Operating LP
 6.38% 2003*............................        100,000          98,998
                                                          -------------
                                                                210,913
                                                          -------------

U.S. GOVERNMENT & AGENCIES -- 22.7%
U.S. GOVERNMENT & AGENCIES -- 22.7%
Federal Home Loan Mortgage Corp. 6.00%
 2006...................................         35,000          34,770
Federal Home Loan Mortgage Corp. 6.50%
 2022...................................        122,000         122,610
Federal Home Loan Mortgage Corp. 6.50%
 2023...................................         20,000          19,925
Federal Home Loan Mortgage Corp. 6.55%
 2022...................................         32,000          32,370
Federal Home Loan Mortgage Corp. 6.75%
 2022...................................        130,000         131,537
Federal Home Loan Mortgage Corp. 7.00%
 2023...................................         25,000          25,930
Federal Home Loan Mortgage Corp. 7.50%
 2023...................................         17,552          18,002
Federal Home Loan Mortgage Corp. 7.75%
 2022...................................         39,741          41,529

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26
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
                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Federal Home Loan Mortgage Corp. 8.50%
 2019...................................  $      58,948   $      62,206
Federal National Mortgage Association
 5.65% 2005.............................         30,000          29,828
Federal National Mortgage Association
 5.75% 2008.............................        160,000         156,839
Federal National Mortgage Association
 7.00% 2006.............................         16,401          16,447
Federal National Mortgage Association
 7.39% 2021.............................         46,581          48,156
Federal National Mortgage Association
 9.35% 2020.............................          6,868           6,897
Government National Mortgage Association
 7.00% 2022.............................         17,254          17,475
Government National Mortgage Association
 7.00% 2023.............................         17,006          17,219
Government National Mortgage Association
 7.25% 2027.............................        242,569         246,889
Government National Mortgage Association
 7.50% 2024.............................         63,227          64,886
Government National Mortgage Association
 8.50% 2017.............................         67,295          72,026
Government National Mortgage Association
 9.00% 2021.............................         21,098          22,825
United States Treasury Bonds 6.38%
 2027...................................         15,000          15,844
United States Treasury Bonds 6.63%
 2027...................................         90,000          97,650
United States Treasury Bonds 7.13%
 2023...................................        265,000         302,431
United States Treasury Bonds 7.50%
 2016...................................         75,000          87,457
United States Treasury Bonds 8.13%
 2021...................................         75,000          94,465
United States Treasury Bonds 8.50%
 2020...................................        300,000         389,766
United States Treasury Bonds 9.25%
 2016...................................         40,000          54,193
United States Treasury Bonds 11.88%
 2003...................................        625,000         807,031
United States Treasury Bonds 12.00%
 2013...................................      1,200,000       1,762,692
United States Treasury Notes 5.38%
 2001...................................        100,000          99,406
United States Treasury Notes 5.50%
 2008...................................        200,000         197,562
United States Treasury Notes 5.75%
 2002...................................        100,000         100,281
United States Treasury Notes 5.88%
 2000...................................        245,000         246,149
United States Treasury Notes 6.13%
 2007...................................        100,000         102,844
United States Treasury Notes 6.25%
 2002...................................        150,000         153,187
United States Treasury Notes 6.25%
 2007...................................        120,000         124,144
United States Treasury Notes 6.63%
 2001...................................        565,000         581,334
United States Treasury Notes 6.63%
 2002...................................         50,000          51,664
United States Treasury Notes 6.63%
 2007...................................         25,000          26,539
United States Treasury Notes 7.25%
 2004...................................        185,000         199,656
United States Treasury Notes 8.50%
 2000...................................        670,000         716,170
                                                          -------------
                                                              7,398,831
                                                          -------------
UTILITIES -- 0.9%
ELECTRIC UTILITIES -- 0.6%
Atlantic City Electric Co. 6.38% 2005...         45,000          45,564
Cleveland Electric Illuminating Co.
 7.19% 2000*............................         20,000          20,302
Empresa Nacional de Electricidad SA
 7.33% 2037.............................         45,000          44,857
Public Service Electric & Gas Co. 8.88%
 2003...................................         21,000          23,492
UtiliCorp United, Inc. 6.88% 2004.......         70,000          72,154
GAS & PIPELINE UTILITIES -- 0.2%
KN Energy, Inc. 6.65% 2005..............         65,000          65,134
TELEPHONE -- 0.1%
Worldcom, Inc. 7.55% 2004...............         35,000          36,863
                                                          -------------
                                                                308,366
                                                          -------------
TOTAL BONDS & NOTES (cost
 $12,152,576)...........................                     12,366,198
                                                          -------------
TOTAL INVESTMENT SECURITIES (cost
 $27,964,034)...........................                     30,800,823
                                                          -------------

                                                                ----------------

                                            PRINCIPAL
SHORT-TERM SECURITIES -- 0.6%                AMOUNT           VALUE
-----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.2%
Chase Manhattan Corp. 8.77% due
 2/19/99................................  $      50,000   $      51,153
                                                          -------------

FOREIGN SHORT-TERM NOTES -- 0.4%
New Zealand Treasury Bill zero coupon
 due 12/16/98 .................... (NZD)        270,000         140,525
                                                          -------------
TOTAL SHORT-TERM SECURITIES (cost
 $194,381)..............................                        191,678
                                                          -------------


REPURCHASE AGREEMENTS -- 6.9%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.9%
PaineWebber, Inc. Joint Repurchase
 Agreement (Note 3) ....................      1,566,000       1,566,000
Swiss Bank Corp. Joint Repurchase
 Agreement (Note 3) ....................        675,000         675,000
                                                          -------------
TOTAL REPURCHASE AGREEMENTS (cost
 $2,241,000)............................                      2,241,000
                                                          -------------

TOTAL INVESTMENTS --
  (cost $30,399,415)                          101.9%         33,233,501
Liabilities in excess of other assets --       (1.9)           (611,337)
                                           ---------      -------------
NET ASSETS --                                 100.0%      $  32,622,164
                                           ---------      -------------
                                           ---------      -------------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyer
#  Fair valued security; see Note 2
ADR -- American Depository Receipt
AUD -- Australian Dollar
NZD -- New Zealand Dollar

----------------
28

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

-----------------------------------------------------------
                                                 GROSS
    CONTRACT             IN        DELIVERY    UNREALIZED
   TO DELIVER       EXCHANGE FOR     DATE     APPRECIATION
-----------------------------------------------------------
AUD      565,000    USD   376,782  04/28/98    $  2,924
*DEM     193,000    USD   107,575  04/28/98       3,045
FIM      200,000    USD    36,478  07/31/98         609
FIM      145,000    USD    26,323  07/31/98         318
FIM      555,000    USD   100,543  07/31/98       1,006
FIM      280,000    USD    51,457  08/07/98       1,221
ITL   35,000,000    USD    19,738  05/06/98         537
ITL    8,000,000    USD     4,469  05/06/98          80
ITL   11,000,000    USD     6,117  05/06/98          82
ITL   72,000,000    USD    40,293  05/06/98         793
ITL   80,000,000    USD    44,466  08/07/98         488
ITL   66,000,000    USD    37,095  08/07/98         814
ITL   24,400,000    USD    13,604  08/07/98         191
NLG       65,000    USD    31,676  07/02/98         326
NLG       15,000    USD     7,409  07/31/98         163
NLG      115,000    USD    56,886  08/07/98       1,309
*SEK      47,000    USD     5,928  08/07/98          27
*USD       4,105   SEK     33,000  08/07/98          38
*USD       2,741   SEK     22,000  08/07/98          21
                                                -------
                                                 13,992
                                                -------


                                                 GROSS
                                               UNREALIZED
                                              DEPRECIATION
-----------------------------------------------------------
GBP        6,800    USD    11,090  05/06/98        (272)
GBP        7,000    USD    11,471  05/06/98        (225)
GBP        4,000    USD     6,571  05/06/98        (112)
GBP        8,000    USD    12,986  08/07/98        (323)
GBP       19,200    USD    31,431  08/07/98        (512)
*SEK       8,000    USD     1,000  08/07/98          (5)
USD        6,668   ITL  12,000,000 05/06/98         (84)
USD        5,379    NLG    11,000  08/07/98         (63)
USD       21,525    NLG    44,000  08/07/98        (261)
USD        9,792    NLG    20,000  08/07/98        (127)
*USD     107,507    DEM   193,000  04/28/98      (2,978)
                                                -------
                                                 (4,962)
                                                -------
Net Unrealized Appreciation................    $  9,030
                                                -------
                                                -------

------------
* Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

AUD -- Australian Dollar    GBP -- Great British Pound  SEK -- Swedish Krona
DEM -- Deutsche Mark        ITL -- Italian Lira         USD -- United States Dollar
FIM -- Finnish Markka       NLG -- Netherlands Guilder

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
MULTI-MANAGED INCOME/EQUITY
PORTFOLIO                                 INVESTMENT PORTFOLIO -- MARCH 31, 1998

COMMON STOCK -- 29.9%                        SHARES           VALUE
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.6%
APPAREL & TEXTILES -- 0.3%
Oakley, Inc.+ ..........................          2,500   $      28,906
R.P.M., Inc. ...........................          1,687          30,050
Sola International, Inc.+ ..............            600          24,862

AUTOMOTIVE -- 0.4%
Federal-Mogul Corp. ....................          1,015          53,985
Ford Motor Co. .........................            700          45,369

RETAIL -- 0.9%
Costco Cos., Inc.+ .....................            895          47,771
CVS Corp. ..............................            300          22,650
Duane Reade, Inc.+ .....................          2,327          59,484
Federated Department Stores, Inc.+ .....            800          41,450
Office Depot, Inc.+ ....................          1,000          31,125
Wal-Mart Stores, Inc. ..................            800          40,650
                                                          -------------
                                                                426,302
                                                          -------------

CONSUMER STAPLES -- 1.0%
FOOD, BEVERAGE & TOBACCO -- 0.5%
DEKALB Genetics Corp., Class B .........            650          43,469
Flowers Industries, Inc. ...............          1,000          23,437
Philip Morris Cos., Inc. ...............            800          33,350
RJR Nabisco Holdings Corp. .............            600          18,788
UST, Inc. ..............................            400          12,900

HOUSEHOLD PRODUCTS -- 0.5%
Colgate-Palmolive Co. ..................            500          43,312
Gillette Co. ...........................            400          47,475
Procter & Gamble Co. ...................            400          33,750
                                                          -------------
                                                                256,481
                                                          -------------

ENERGY -- 1.0%
ENERGY SERVICES -- 0.2%
Baker Hughes, Inc. .....................            500          20,125
Schlumberger Ltd. ......................            300          22,725
Smedvig ASA, Class B ...................            279           5,598

ENERGY SOURCES -- 0.8%
Exxon Corp. ............................            500          33,812
Mobil Corp. ............................            400          30,650
Noble Affiliates, Inc. .................            700          29,138
Ocean Rig ASA+ .........................         19,699          20,152
Royal Dutch Petroleum Co. ..............            300          17,044

----------------
30

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Smith International, Inc.+ .............            575   $      31,661
Texaco, Inc. ...........................            600          36,150
                                                          -------------
                                                                247,055
                                                          -------------

FINANCE -- 4.6%
BANKS -- 1.7%
Ambanc Holding Co., Inc. ...............            115           2,185
Astoria Financial Corp. ................             85           5,254
Banca Commerciale Italiana + ...........         14,192          70,804
Bank of New York Co., Inc. .............            775          48,680
BankAmerica Corp. ......................            865          71,471
BankBoston Corp. .......................            200          22,050
Chase Manhattan Corp. ..................            300          40,463
Citicorp ...............................            250          35,500
First Defiance Financial Corp. .........            345           5,261
First Union Corp. ......................            500          28,375
Klamath First Bancorp, Inc. ............            260           5,980
Mellon Bank Corp. ......................            400          25,400
North Central Bancshares, Inc. .........             50           1,112
Provident Financial Holdings, Inc. + ...            190           4,465
Queens County Bancorp, Inc. ............            147           6,468
Star Banc Corp. ........................            455          26,902
TF Financial Corp. .....................             35             980
U.S. Bancorp ...........................            385          48,029

FINANCIAL SERVICES -- 1.7%
American Express Co. ...................            400          36,725
Associates First Capital Corp., Class
 A .....................................          1,070          84,530
Beneficial Corp. .......................            175          21,754
Capital One Financial Corp. ............          1,000          78,875
Charles Schwab Corp. ...................            750          28,500
CIT Group, Inc., Class A+ ..............          1,200          39,150
ContiFinancial Corp.+ ..................            700          21,350
Federal National Mortgage
 Association ...........................            400          25,300
FirstSpartan Financial Corp. ...........             95           4,287
Household International, Inc. ..........            440          60,610
SLM Holding Corp. ......................          1,027          44,803

INSURANCE -- 1.2%
Aetna, Inc. ............................            400          33,375
Allstate Corp. .........................            300          27,581
Chubb Corp. ............................            300          23,513
Conseco, Inc. ..........................            500          28,313
Swiss Life Insurance & Pension Co. .....             20          16,910
The Hartford Financial Services Group,
 Inc. ..................................            300          32,550
UICI+ ..................................            750          25,922
UNUM Corp. .............................          2,085         115,066
                                                          -------------
                                                              1,198,493
                                                          -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
HEALTHCARE -- 3.8%
DRUGS -- 2.6%
Abbott Laboratories, Inc. ..............            400   $      30,125
Alza Corp.+ ............................          1,140          51,086
Bristol-Myers Squibb Co. ...............            500          52,156
Eli Lilly & Co. ........................          1,265          75,426
Merck & Co., Inc. ......................            400          51,350
Pfizer, Inc. ...........................          1,520         151,525
Smithkline Beecham PLC .................          4,378          55,149
Warner-Lambert Co. .....................          1,270         216,297

HEALTH SERVICES -- 0.7%
Columbia/HCA Healthcare Corp. ..........          1,000          32,250
Omnicare, Inc. .........................          2,049          81,192
Tenet Healthcare Corp.+ ................          1,100          39,944
United Healthcare Corp. ................            300          19,425

MEDICAL PRODUCTS -- 0.5%
Baxter International, Inc. .............            400          22,050
Cardinal Health, Inc. ..................            280          24,692
Johnson & Johnson ......................            400          29,325
Sofamor Danek Group, Inc.+ .............            755          64,364
                                                          -------------
                                                                996,356
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 2.3%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Boeing Co. .............................            600          31,275

BUSINESS SERVICES -- 1.2%
Cendant Corp.+ .........................          1,000          39,625
Delta & Pine Land Co. ..................          1,310          68,120
Gartner Group, Inc., Class A+ ..........            400          14,950
GTECH Holdings Corp.+ ..................            300          11,663
Owens-Illinois, Inc.+ ..................            500          21,625
Sealed Air Corp.+ ......................            860          56,330
Service Corp. International ............            800          33,950
Sysco Corp. ............................            600          15,375
Tomra Systems ASA ......................            215           5,696
USA Waste Services, Inc.+ ..............            600          26,737

MULTI-INDUSTRY -- 0.9%
Corning, Inc. ..........................            300          13,275
Raision Tehtaat Oy .....................            642          92,164
Republic Industries, Inc.+ .............            900          23,231
Siebe PLC ..............................          1,970          43,003
Tyco International Ltd. ................          1,055          57,630

TRANSPORTATION -- 0.1%
Burlington Northern Santa Fe Corp. .....            300          31,200
                                                          -------------
                                                                585,849
                                                          -------------

----------------
32

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 1.9%
BROADCASTING & MEDIA -- 1.5%
CBS Corp. ..............................          2,335   $      79,244
Chancellor Media Corp.+ ................          1,205          55,279
Lamar Advertising Co., Class A+ ........            951          33,285
Outdoor Systems, Inc.+ .................          1,080          37,868
Time Warner, Inc. ......................          2,757         198,504

ENTERTAINMENT PRODUCTS -- 0.2%
Hasbro, Inc. ...........................            600          21,188
Mattel, Inc. ...........................            600          23,775

LEISURE & TOURISM -- 0.2%
Hilton Hotels Corp. ....................            500          15,937
McDonald's Corp. .......................            500          30,000
                                                          -------------
                                                                495,080
                                                          -------------

INFORMATION TECHNOLOGY -- 10.3%
COMMUNICATION EQUIPMENT -- 1.0%
CIENA Corp.+ ...........................            550          23,444
Lucent Technologies, Inc. ..............            300          38,362
Nokia Corp., Class A ADR ...............          1,120         120,890
Tellabs, Inc.+ .........................            400          26,850
U.S. West Media Group + ................          1,180          41,005

COMPUTERS & BUSINESS EQUIPMENT -- 1.0%
Computer Sciences Corp. ................            400          22,000
Dell Computer Corp.+ ...................            700          47,425
EMC Corp.+ .............................          1,260          47,644
HBO & Co. ..............................          1,020          61,582
Hewlett-Packard Co. ....................            300          19,013
Honeywell, Inc. ........................            400          33,075
International Business Machines
 Corp. .................................            300          31,162

ELECTRONICS -- 2.2%
Analog Devices, Inc.+ ..................          3,740         124,355
Applied Materials, Inc.+ ...............            900          31,781
ASM Lithography Holdings NV+ ...........            625          57,773
Emerson Electric Co. ...................            500          32,594
General Electric Co. ...................            900          77,569
Hubbell, Inc., Class B .................            400          20,150
Intel Corp. ............................            400          31,225
Maxim Integrated Products, Inc.+ .......            790          28,786
Molex, Inc., Class A ...................            900          24,131
Motorola, Inc. .........................            300          18,187
Pittway Corp. ..........................          1,380          99,360
Vitesse Semiconductor Corp.+ ...........            485          22,871

SOFTWARE -- 4.8%
America Online, Inc.+ ..................          2,355         160,876
Aspen Technology, Inc.+ ................          1,950          80,437
At Home Corp., Series A+ ...............          1,275          43,111
Cadence Design Systems, Inc.+ ..........          1,785          61,806
Cisco Systems, Inc.+ ...................          2,517         172,100

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
SOFTWARE (CONTINUED)
Computer Associates International,
 Inc. ..................................            800   $      46,200
Intuit, Inc.+ ..........................            705          34,104
Microsoft Corp.+ .......................          2,680         239,860
Oracle Corp.+ ..........................            800          25,250
Parametric Technology Corp.+ ...........          6,690         222,861
PeopleSoft, Inc.+ ......................          1,150          60,591
Reynolds & Reynolds Co., Class A .......            800          17,500
Sapient Corp.+ .........................            650          30,794
VERITAS Software Corp.+ ................            450          26,606
Wind River Systems+ ....................            680          27,030

TELECOMMUNICATIONS -- 1.3%
Comcast Corp., Class A+ ................          3,855         136,130
Frontier Corp. .........................          1,500          48,844
Tele-Communications, Inc., Series A+ ...          4,715         146,607
Teleport Communications Group Inc.,
 Class A+ ..............................            200          11,750
                                                          -------------
                                                              2,673,691
                                                          -------------

MATERIALS -- 1.5%
CHEMICALS -- 1.2%
Cabot Corp. ............................            350          12,906
du Pont (E.I.) de Nemours & Co. ........            800          54,400
Monsanto Co. ...........................          3,965         206,180
Solutia, Inc. ..........................          1,150          34,213

FOREST PRODUCTS -- 0.2%
American Pad & Paper Co.+ ..............            400           2,900
Boise Cascade Corp. ....................          1,200          43,275
Sonoco Products Co. ....................            200           8,013

METALS & MINERALS -- 0.1%
EASCO, Inc. ............................            500           7,625
Martin Marietta Materials, Inc. ........            300          12,956
                                                          -------------
                                                                382,468
                                                          -------------

REAL ESTATE -- 0.2%
REAL ESTATE COMPANIES -- 0.0%
The Rouse Co. ..........................            200           6,300

REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Crescent Real Estate Equities Co. ......            500          18,000
ElderTrust+ ............................          1,000          17,875
Equity Office Properties Trust .........            200           6,125
                                                          -------------
                                                                 48,300
                                                          -------------

UTILITIES -- 1.7%
ELECTRIC UTILITIES -- 0.3%
Duke Energy Corp. ......................            700          41,694
GPU, Inc. ..............................            800          35,400

----------------
34

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
UTILITIES (CONTINUED)
GAS & PIPELINE UTILITIES -- 0.3%
Consolidated Natural Gas Co. ...........            500   $      28,844
Enron Corp. ............................            500          23,187
US Filter Corp.+ .......................            600          21,075

TELEPHONE -- 1.1%
Ameritech Corp. ........................            800          39,550
AT&T Corp. .............................            500          32,812
Bell Atlantic Corp. ....................            330          33,825
GTE Corp. ..............................            500          29,938
MCI Communications Corp. ...............            500          24,750
SBC Communications, Inc. ...............            800          34,900
Telecom Italia SpA .....................          6,291          49,572
WorldCom, Inc.+ ........................          1,135          48,876
                                                          -------------
                                                                444,423
                                                          -------------
TOTAL COMMON STOCK (cost $6,415,338)....                      7,754,498
                                                          -------------


                                            PRINCIPAL
BONDS & NOTES -- 61.7%                       AMOUNT
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.4%
RETAIL -- 0.4%
J.C. Penney Co., Inc. 7.40% 2037........  $      50,000          53,946
Fred Meyer, Inc. 7.38% 2005.............         55,000          55,156
                                                          -------------
                                                                109,102
                                                          -------------

CONSUMER STAPLES -- 0.3%
FOOD, BEVERAGE & TOBACCO -- 0.3%
Panamerican Beverages, Inc. 8.13%
 2003...................................         70,000          74,411
                                                          -------------

ENERGY -- 0.4%
ENERGY SOURCES -- 0.4%
Newfield Exploration Co., Series B 7.45%
 2007*..................................         20,000          19,913
Petroleos Mexicano 9.00% 2007...........         52,000          53,235
YPF Sociedad Anonima 8.00% 2004.........         40,000          40,635
                                                          -------------
                                                                113,783
                                                          -------------

FINANCE -- 10.8%
BANKS -- 3.3%
Banc One Corp. 8.00% 2027...............         43,000          48,650
Bank One Columbus 7.38% 2002............         40,000          41,780
Banponce Financial Corp. 6.75% 2001.....         50,000          50,574
Credit National 7.00% 2005..............         40,000          40,022
Export Import Bank of Korea 6.50%
 2006...................................         65,000          56,194
First Chicago NBD Corp. 7.25% 2004......        135,000         141,277
First Republic Bancorp 7.75% 2012.......         50,000          51,230
First Union-Lehman Brothers Commercial
 Mortgage Corp. 6.60% 2029..............        130,000         131,806
Korea Development Bank 7.13% 2001.......         35,000          32,912
NBD Bank SA 8.25% 2024..................         50,000          59,051
NCNB Co. 9.38% 2009.....................         68,000          83,811

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
United States Bancorp 7.50% 2026........  $     110,000   $     119,449

FINANCIAL SERVICES -- 7.2%
Allstate Financing II 7.83% 2045 .......         49,000          50,165
Asset Securitization Corp. 6.66% 2041
 # .....................................         80,000          81,625
Associates Corp. of North America 7.63%
 2004...................................        130,000         139,233
CS First Boston Mortgage Securities
 Corp. 7.24% 2029.......................        110,000         115,638
Dime Capital Trust I, Series A 9.33%
 2027...................................         40,000          45,112
Finova Capital Corp. 6.63% 2001.........        125,000         126,536
Finova Capital Corp., Series C 6.39%
 2002...................................         60,000          60,292
Fleet Mortgage Group, Inc. 6.84% 2003...         50,000          50,845
Ford Motor Credit Company 7.02% 2000....        125,000         127,732
GE Capital Mortgage Services, Inc. 6.25%
 2023 ..................................         32,050          31,870
Lubermens Mutual Casualty Co. 8.30%
 2037*..................................         80,000          85,081
Morgan Stanley Capital I, Inc. 7.22%
 2007*..................................        120,000         126,675
Popular North America, Inc. 6.63%
 2002...................................         50,000          50,718
Private Export Funding Corp. 6.31%
 2004...................................        100,000         102,278
Private Export Funding Corp. 6.62%
 2005...................................        160,000         166,155
Private Export Funding Corp. 7.03%
 2003...................................         60,000          63,180
Private Export Funding Corp. 7.30%
 2002...................................        270,000         283,330
Private Export Funding Corp. 7.90%
 2000...................................         75,000          78,011
U.S. West Capital Funding, Inc. 6.95%
 2037...................................         80,000          83,401

INSURANCE -- 0.3%
Cigna Corp. 7.88% 2027..................         37,000          40,253
Jackson National Life Insurance Co.
 8.15% 2027*............................         44,000          48,339
                                                          -------------
                                                              2,813,225
                                                          -------------

HEALTHCARE -- 0.9%
HEALTH SERVICES -- 0.6%
Allegiance Corp. 7.00% 2026.............        105,000         108,484
Tenet Healthcare Corp. 7.88% 2003.......         50,000          50,750

MEDICAL PRODUCTS -- 0.3%
Beckman Instruments, Inc. 7.10% 2003*...         75,000          75,148
                                                          -------------
                                                                234,382
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 0.9%
MACHINERY -- 0.3%
Cincinnati Milacron, Inc. 7.88% 2000....         75,000          76,745

TRANSPORTATION -- 0.6%
AMR Corp. 9.88% 2020....................         70,000          91,395
Continental Airlines 6.65% 2019.........         70,000          69,608
                                                          -------------
                                                                237,748
                                                          -------------

INFORMATION & ENTERTAINMENT -- 1.4%
BROADCASTING & MEDIA -- 1.4%
Comcast Cable Communications 8.50%
 2027...................................         50,000          58,394
News America Holdings, Inc. 8.00%
 2016...................................        125,000         134,700
Scholastic Corp. 7.00% 2003.............         80,000          82,004

----------------
36

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Viacom, Inc. 7.75% 2005.................  $      80,000   $      83,900
                                                          -------------
                                                                358,998
                                                          -------------

INFORMATION TECHNOLOGY -- 0.4%
TELECOMMUNICATIONS -- 0.4%
Tele-Communications, Inc. 7.25% 2005....         50,000          51,171
Tele-Communications, Inc. 9.25% 2002....         50,000          54,722
                                                          -------------
                                                                105,893
                                                          -------------

MATERIALS -- 0.3%
CHEMICALS -- 0.3%
ICI Wilmington, Inc. 6.95% 2004.........         70,000          72,031
                                                          -------------

MUNICIPAL BONDS -- 1.5%
MUNICIPAL BONDS -- 1.5%
Hudson County New Jersey Improvement
 Authority Facility 6.55% 2002..........        135,000         137,311
Huntsville Alabama Solid Waste Disposal
 Authority 5.95% 2003...................        100,000          98,303
Miami Florida Revenue 7.25% 2003........        135,000         141,540
                                                          -------------
                                                                377,154
                                                          -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 2.5%
FOREIGN GOVERNMENT -- 2.5%
Australian Government 6.75% 2006 .......
 (AUD)                                          625,000         442,699
Republic of Argentina 11.00% 2006.......         55,000          61,188
Republic of Columbia 7.25% 2004.........         73,000          69,727
Republic of Columbia 7.63% 2007.........         25,000          23,563
Republic of Lithuania 7.13% 2002*.......         43,000          42,140
                                                          -------------
                                                                639,317
                                                          -------------

REAL ESTATE -- 1.0%
REAL ESTATE COMPANIES -- 0.5%
Post Apartment Homes LP 7.02% 2001......        130,000         132,263

REAL ESTATE INVESTMENT TRUSTS -- 0.5%
Equity Office Properties Operating LP
 6.38% 2003*............................        120,000         118,798
                                                          -------------
                                                                251,061
                                                          -------------

U.S. GOVERNMENT & AGENCIES -- 39.4%
U.S. GOVERNMENT & AGENCIES -- 39.4%
Federal Home Loan Mortgage Corp. 6.00%
 2006...................................         45,000          44,704
Federal Home Loan Mortgage Corp. 6.50%
 2022...................................        100,000         100,500
Federal Home Loan Mortgage Corp. 6.50%
 2023...................................         30,000          29,888
Federal Home Loan Mortgage Corp. 6.75%
 2022...................................         45,000          45,532
Federal Home Loan Mortgage Corp. 7.00%
 2023...................................         32,000          33,190
Federal Home Loan Mortgage Corp. 7.50%
 2023...................................         21,063          21,602
Federal Home Loan Mortgage Corp. 7.75%
 2022...................................         55,637          58,141
Federal Home Loan Mortgage Corp. 8.50%
 2019...................................         63,483          66,991

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Federal National Mortgage Association
 5.65% 2005.............................  $      45,000   $      44,742
Federal National Mortgage Association
 5.75% 2008.............................        185,000         181,345
Federal National Mortgage Association
 7.00% 2006.............................         20,501          20,559
Federal National Mortgage Association
 7.39% 2021.............................         55,897          57,787
Federal National Mortgage Association
 9.35% 2020.............................          8,776           8,813
Government National Mortgage Association
 7.00% 2022.............................         20,373          20,634
Government National Mortgage Association
 7.00% 2023.............................         18,794          19,029
Government National Mortgage Association
 7.25% 2027.............................        361,379         367,815
Government National Mortgage Association
 7.50% 2022.............................         49,649          51,030
Government National Mortgage Association
 7.50% 2024.............................         20,376          20,910
Government National Mortgage Association
 8.50% 2017.............................         85,650          91,671
Government National Mortgage Association
 9.00% 2021.............................         22,809          24,676
United States Treasury Bonds 6.38%
 2027...................................         50,000          52,813
United States Treasury Bonds 6.63%
 2027...................................        140,000         151,900
United States Treasury Bonds 7.13%
 2023...................................        330,000         376,612
United States Treasury Bonds 7.50%
 2016...................................        110,000         128,270
United States Treasury Bonds 8.13%
 2021...................................        230,000         289,692
United States Treasury Bonds 8.50%
 2020...................................        275,000         357,286
United States Treasury Bonds 9.25%
 2016...................................        160,000         216,774
United States Treasury Bonds 10.75%
 2003...................................        150,000         181,968
United States Treasury Bonds 11.88%
 2003...................................        810,000       1,045,912
United States Treasury Bonds 12.00%
 2013...................................      1,400,000       2,056,474
United States Treasury Notes 5.38%
 2001...................................        200,000         198,812
United States Treasury Notes 5.50%
 2008...................................        600,000         592,686
United States Treasury Notes 5.75%
 2002...................................        250,000         250,703
United States Treasury Notes 5.88%
 2000...................................        375,000         376,759
United States Treasury Notes 6.00%
 2000...................................        100,000         100,844
United States Treasury Notes 6.13%
 2007...................................        150,000         154,266
United States Treasury Notes 6.25%
 2002...................................        250,000         255,312
United States Treasury Notes 6.25%
 2007...................................        300,000         310,359
United States Treasury Notes 6.63%
 2001...................................      1,090,000       1,121,512
United States Treasury Notes 6.63%
 2002...................................        100,000         103,328
United States Treasury Notes 6.63%
 2007...................................         50,000          53,078
United States Treasury Notes 7.25%
 2004...................................        335,000         361,539
United States Treasury Notes 8.50%
 2000...................................        165,000         176,370
                                                          -------------
                                                             10,222,828
                                                          -------------

UTILITIES -- 1.5%
ELECTRIC UTILITIES -- 1.0%
Atlantic City Electric Co. 6.38% 2005...         60,000          60,752
Cleveland Electric Illuminating Co.
 7.19% 2000*............................         30,000          30,452
Empresa Nacional de Electricidad SA
 7.33% 2037.............................         50,000          49,841
Public Service Electric & Gas Co. 8.88%
 2003...................................         35,000          39,153
UtiliCorp United, Inc. 6.88% 2004.......         80,000          82,462

GAS & PIPELINE UTILITIES -- 0.3%
KN Energy, Inc. 6.65% 2005..............         80,000          80,166

----------------
38

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------

TELEPHONE -- 0.2%
WorldCom, Inc. 7.55% 2004...............  $      50,000   $      52,661
                                                          -------------
                                                                395,487
                                                          -------------
TOTAL BONDS & NOTES (cost
 $15,733,777)...........................                     16,005,420
                                                          -------------
TOTAL INVESTMENT SECURITIES (cost
 $22,149,115)...........................                     23,759,918
                                                          -------------


SHORT-TERM SECURITIES -- 0.8%
-----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.2%
Chase Manhattan Corp. 8.77% due
 2/19/99 ...............................         60,000          61,384
                                                          -------------

FOREIGN SHORT-TERM NOTES -- 0.6%
New Zealand Treasury Bill zero coupon
 due 12/16/98 .................... (NZD)        320,000         166,548
                                                          -------------
TOTAL SHORT-TERM SECURITIES (cost
 $231,134)..............................                        227,932
                                                          -------------

REPURCHASE AGREEMENTS -- 7.2%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.2%
PaineWebber, Inc. Joint Repurchase
 Agreement (Note 3).....................      1,011,000       1,011,000
Swiss Bank Corp. Joint Repurchase
 Agreement (Note 3) ....................        860,000         860,000
                                                          -------------
TOTAL REPURCHASE AGREEMENTS (cost
 $1,871,000)............................                      1,871,000
                                                          -------------

TOTAL INVESTMENTS --
  (cost $24,251,249)                       99.6%            25,858,850
Other assets less liabilities --            0.4                 97,892
                                         ------            -----------
NET ASSETS --                             100.0%           $25,956,742
                                         ------            -----------
                                         ------            -----------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
#  Fair valued security; see Note 2
ADR -- American Depository Receipt
AUD -- Australian Dollar
NZD -- New Zealand Dollar

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------------
                                                    GROSS
        CONTRACT           IN         DELIVERY    UNREALIZED
       TO DELIVER     EXCHANGE FOR      DATE     APPRECIATION
--------------------------------------------------------------
AUD       666,000      USD   444,135  04/28/98    $  3,446
*DEM      231,000      USD   128,755  04/28/98       3,645
FIM       100,000      USD    18,239  07/31/98         304
FIM        85,000      USD    15,431  07/31/98         186
FIM       290,000      USD    52,536  07/31/98         525
FIM       115,000      USD    21,134  08/07/98         501
ITL    15,000,000      USD     8,459  05/06/98         230
ITL     5,000,000      USD     2,793  05/06/98          50
ITL     4,000,000      USD     2,224  05/06/98          30
ITL    37,000,000      USD    20,706  05/06/98         408
ITL    38,000,000      USD    21,121  08/07/98         232
ITL    36,000,000      USD    20,234  08/07/98         444
ITL    14,400,000      USD     8,028  08/07/98         113
NLG        38,000      USD    18,518  07/02/98         191
NLG        12,000      USD     5,927  07/31/98         130
NLG        50,000      USD    24,733  08/07/98         569
*SEK       22,000      USD     2,775  08/07/98          13
*USD        1,990     SEK     16,000  08/07/98          18
*USD        1,246     SEK     10,000  08/07/98          10
                                                   -------
                                                    11,045
                                                   -------


                                                    GROSS
                                                  UNREALIZED
                                                 DEPRECIATION
--------------------------------------------------------------
GBP         3,000      USD     4,893  05/06/98        (120)
GBP         3,500      USD     5,735  05/06/98        (112)
GBP         2,000      USD     3,285  05/06/98         (56)
GBP         4,000      USD     6,493  08/07/98        (162)
GBP         9,500      USD    15,552  08/07/98        (253)
*SEK        4,000      USD       500  08/07/98          (2)
USD         2,778    ITL   5,000,000  05/06/98         (35)
USD         2,445      NLG     5,000  08/07/98         (29)
USD        12,230      NLG    25,000  08/07/98        (148)
USD         4,896      NLG    10,000  08/07/98         (63)
*USD      128,675      DEM   231,000  04/28/98      (3,565)
                                                   -------
                                                    (4,545)
                                                   -------
Net Unrealized Appreciation...................    $  6,500
                                                   -------
                                                   -------

-------------

* Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

AUD -- Australian Dollar    GBP -- Great British Pound  SEK -- Swedish Krona
DEM -- Deutsche Mark        ITL -- Italian Lira         USD -- United States Dollar
FIM -- Finnish Markka       NLG -- Netherlands Guilder

See Notes to Financial Statements

----------------
40

----------------

SEASONS SERIES TRUST
MULTI-MANAGED INCOME
PORTFOLIO                                 INVESTMENT PORTFOLIO -- MARCH 31, 1998

COMMON STOCK -- 16.0%                                      SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.0%
APPAREL & TEXTILES -- 0.2%
R.P.M., Inc. .........................................            912   $      16,245
Sola International, Inc.+ ............................            600          24,863

AUTOMOTIVE -- 0.3%
Federal-Mogul Corp. ..................................            325          17,286
Ford Motor Co. .......................................            500          32,406

RETAIL -- 0.5%
Costco Cos., Inc.+ ...................................            285          15,212
CVS Corp. ............................................            100           7,550
Duane Reade, Inc.+ ...................................            761          19,453
Federated Department Stores, Inc.+ ...................            300          15,543
Office Depot, Inc.+ ..................................            400          12,450
Wal-Mart Stores, Inc. ................................            300          15,244
                                                                        -------------
                                                                              176,252
                                                                        -------------

CONSUMER STAPLES -- 0.7%
FOOD, BEVERAGE & TOBACCO -- 0.3%
DEKALB Genetics Corp., Class B .......................            205          13,709
Flowers Industries, Inc. .............................            500          11,719
Philip Morris Cos., Inc. .............................            500          20,844
UST, Inc. ............................................            200           6,450

HOUSEHOLD PRODUCTS -- 0.4%
Colgate-Palmolive Co. ................................            500          43,312
Gillette Co. .........................................            200          23,738
Procter & Gamble Co. .................................            200          16,875
                                                                        -------------
                                                                              136,647
                                                                        -------------

ENERGY -- 0.7%
ENERGY SERVICES -- 0.2%
Baker Hughes, Inc. ...................................            300          12,075
Schlumberger Ltd. ....................................            200          15,150
Smedvig ASA, Class B .................................            100           2,007

ENERGY SOURCES -- 0.5%
Exxon Corp. ..........................................            200          13,525
Mobil Corp. ..........................................            300          22,987
Noble Affiliates, Inc. ...............................            300          12,488
Ocean Rig ASA+ .......................................          6,883           7,041
Smith International, Inc.+ ...........................            191          10,517
Texaco, Inc. .........................................            500          30,125
                                                                        -------------
                                                                              125,915
                                                                        -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
FINANCE -- 2.6%
BANKS -- 0.8%
Ambanc Holding Co., Inc. .............................             35   $         665
Astoria Financial Corp. ..............................             25           1,545
Banca Commerciale Italiana + .........................          4,634          23,119
Bank of New York Co., Inc. ...........................            250          15,703
BankAmerica Corp. ....................................            380          31,397
Chase Manhattan Corp. ................................            100          13,488
Citicorp .............................................             50           7,100
First Defiance Financial Corp. .......................            110           1,678
First Union Corp. ....................................            200          11,350
Klamath First Bancorp, Inc. ..........................             85           1,955
Mellon Bank Corp. ....................................            200          12,700
North Central Bancshares, Inc. .......................             15             334
Provident Financial Holdings, Inc. +..................             60           1,410
Queens County Bancorp, Inc. ..........................             47           2,068
Star Banc Corp. ......................................            145           8,573
TF Financial Corp. ...................................             10             280
U.S. Bancorp .........................................            125          15,594

FINANCIAL SERVICES -- 1.2%
American Express Co. .................................            500          45,906
Associates First Capital Corp., Class A ..............            340          26,860
Beneficial Corp. .....................................             60           7,459
Capital One Financial Corp. ..........................            500          39,438
Charles Schwab Corp. .................................            242           9,196
CIT Group, Inc., Class A+ ............................            800          26,100
ContiFinancial Corp.+ ................................            500          15,250
Federal National Mortgage Association ................            300          18,975
FirstSpartan Financial Corp. .........................             10             451
Household International, Inc. ........................            110          15,153
SLM Holding ..........................................            330          14,396

INSURANCE -- 0.6%
Aetna, Inc. ..........................................            100           8,344
Allstate Corp. .......................................            100           9,194
Chubb Corp. ..........................................            100           7,837
Conseco, Inc. ........................................            400          22,650
Swiss Life Insurance & Pension Co. ...................              8           6,764
The Hartford Financial Services Group, Inc. ..........            100          10,850
UICI+ ................................................            225           7,776
UNUM Corp. ...........................................            665          36,700
                                                                        -------------
                                                                              478,258
                                                                        -------------

HEALTHCARE -- 1.8%
DRUGS -- 1.1%
Alza Corp.+ ..........................................            365          16,357
Eli Lilly & Co. ......................................            740          44,122
Merck & Co., Inc. ....................................            100          12,838
Pfizer, Inc. .........................................            360          35,887
Smithkline Beecham PLC ...............................          1,403          17,673
Warner-Lambert Co. ...................................            405          68,977

----------------
42

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES -- 0.5%
Columbia/HCA Healthcare Corp. ........................          1,000   $      32,250
Omnicare, Inc. .......................................            652          25,835
Tenet Healthcare Corp.+ ..............................            700          25,419
United Healthcare Corp. ..............................            100           6,475

MEDICAL PRODUCTS -- 0.2%
Cardinal Health, Inc. ................................             90           7,937
Johnson & Johnson ....................................            200          14,663
Sofamor Danek Group, Inc.+ ...........................            240          20,460
                                                                        -------------
                                                                              328,893
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 1.1%
AEROSPACE & MILITARY TECHNOLOGY -- 0.0%
Boeing Co. ...........................................            200          10,425

BUSINESS SERVICES -- 0.7%
Cendant Corp.+ .......................................            500          19,812
Delta & Pine Land Co. ................................            430          22,360
GTECH Holdings Corp.+ ................................            200           7,775
Owens-Illinois, Inc.+ ................................            200           8,650
Sealed Air Corp.+ ....................................            285          18,668
Service Corp. International ..........................            100           4,244
Sysco Corp. ..........................................            600          15,375
Tomra Systems ASA+ ...................................             77           2,040
USA Waste Services, Inc.+ ............................            500          22,281

MULTI-INDUSTRY -- 0.4%
Raision Tehtaat Oy ...................................            205          29,430
Republic Industries, Inc.+ ...........................            500          12,906
Siebe PLC ............................................            653          14,254
Tyco International Ltd. ..............................            335          18,299
                                                                        -------------
                                                                              206,519
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 1.0%
BROADCASTING & MEDIA -- 0.7%
CBS Corp. ............................................            745          25,283
Chancellor Media Corp.+ ..............................            385          17,662
Lamar Advertising Co., Class A+ ......................            304          10,640
Outdoor Systems, Inc.+ ...............................            344          12,062
Time Warner, Inc. ....................................            882          63,504

ENTERTAINMENT PRODUCTS -- 0.1%
Hasbro, Inc. .........................................            200           7,063
Mattel, Inc. .........................................            300          11,887

LEISURE & TOURISM -- 0.2%
Hilton Hotels Corp. ..................................            400          12,750
McDonald's Corp. .....................................            300          18,000
                                                                        -------------
                                                                              178,851
                                                                        -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 5.2%
COMMUNICATION EQUIPMENT -- 0.5%
CIENA Corp.+ .........................................            175   $       7,459
Lucent Technologies, Inc. ............................            200          25,575
Nokia Corp., Class A ADR .............................            355          38,318
Tellabs, Inc.+ .......................................            200          13,425
U.S. West Media Group + ..............................            375          13,031

COMPUTERS & BUSINESS EQUIPMENT -- 0.6%
Computer Sciences Corp. ..............................            200          11,000
Dell Computer Corp.+ .................................            225          15,244
EMC Corp.+ ...........................................            405          15,314
HBO & Co. ............................................            325          19,622
Hewlett-Packard Co. ..................................            300          19,012
Honeywell, Inc. ......................................            200          16,537
International Business Machines Corp. ................            100          10,388

ELECTRONICS -- 1.1%
Analog Devices, Inc.+ ................................          1,205          40,066
Applied Materials, Inc.+ .............................            400          14,125
ASM Lithography Holdings NV+ .........................            200          18,487
General Electric Co. .................................            400          34,475
Intel Corp. ..........................................            200          15,613
Maxim Integrated Products, Inc.+ .....................            255           9,292
Molex, Inc., Class A .................................            500          13,406
Motorola, Inc. .......................................            300          18,188
Pittway Corp., Class A ...............................            450          32,400
Vitesse Semiconductor Corp.+ .........................            155           7,309

SOFTWARE -- 2.4%
America Online, Inc.+ ................................            754          51,508
Aspen Technology, Inc.+ ..............................            625          25,781
At Home Corp., Series A+ .............................            425          14,370
Cadence Design Systems, Inc.+ ........................            570          19,736
Cisco Systems, Inc.+ .................................            945          64,615
Computer Associates International, Inc. ..............            300          17,325
Intuit, Inc.+ ........................................            225          10,885
Microsoft Corp.+ .....................................            930          83,235
Oracle Corp.+ ........................................            500          15,781
Parametric Technology Corp.+ .........................          2,150          71,622
PeopleSoft, Inc.+ ....................................            365          19,231
Reynolds & Reynolds Co., Class A .....................            400           8,750
Sapient Corp.+ .......................................            200           9,475
VERITAS Software Corp.+ ..............................            145           8,573
Wind River Systems+ ..................................            219           8,705

TELECOMMUNICATIONS -- 0.6%
Comcast Corp., Class A+ ..............................          1,230          43,434
SBC Communications, Inc. .............................            400          17,450
Tele-Communications, Inc., Series A+ .................          1,503          46,734
Teleport Communications Group Inc., Class A+ .........            100           5,875
                                                                        -------------
                                                                              951,371
                                                                        -------------

----------------
44

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
MATERIALS -- 0.7%
CHEMICALS -- 0.6%
Cabot Corp. ..........................................            115   $       4,240
du Pont (E.I.) de Nemours & Co. ......................            300          20,400
Monsanto Co. .........................................          1,265          65,780
Solutia, Inc. ........................................            385          11,454

FOREST PRODUCTS -- 0.1%
American Pad & Paper Co.+ ............................            200           1,450
Boise Cascade Corp. ..................................            400          14,425
Sonoco Products Co. ..................................            200           8,012

METALS & MINERALS -- 0.0%
Martin Marietta Materials, Inc. ......................            200           8,638
                                                                        -------------
                                                                              134,399
                                                                        -------------

REAL ESTATE -- 0.0%
REAL ESTATE INVESTMENT TRUSTS -- 0.0%
Crescent Real Estate Equities Co. ....................            300          10,800
                                                                        -------------

UTILITIES -- 1.2%
ELECTRIC UTILITIES -- 0.3%
Duke Energy Corp. ....................................            413          24,599
GPU, Inc. ............................................            600          26,550

GAS & PIPELINE UTILITIES -- 0.3%
Consolidated Natural Gas Co. .........................            600          34,612
Enron Corp. ..........................................            300          13,913
US Filter Corp.+ .....................................            200           7,025

TELEPHONE -- 0.6%
Ameritech Corp. ......................................            700          34,606
AT&T Corp. ...........................................            200          13,125
GTE Corp. ............................................            300          17,963
MCI Communications Corp. .............................            300          14,850
Telecom Italia SpA ...................................          2,014          15,870
WorldCom, Inc.+ ......................................            364          15,675
                                                                        -------------
                                                                              218,788
                                                                        -------------
TOTAL COMMON STOCK (cost $2,414,759)..................                      2,946,693
                                                                        -------------


                                                          PRINCIPAL
BONDS & NOTES -- 77.2%                                     AMOUNT
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.7%
RETAIL -- 0.7%
J.C. Penney Co., Inc. 7.40% 2037......................  $      60,000          64,736
Fred Meyer Inc. 7.38% 2005............................         55,000          55,156
                                                                        -------------
                                                                              119,892
                                                                        -------------

CONSUMER STAPLES -- 0.5%
FOOD, BEVERAGE & TOBACCO -- 0.5%
Panamerican Beverages, Inc. 8.13% 2003................         80,000          85,041
                                                                        -------------

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
ENERGY -- 0.8%
ENERGY SOURCES -- 0.8%
Newfield Exploration Co., Series B 7.45% 2007*........  $      30,000   $      29,870
Petroleos Mexicano 9.00% 2007.........................         56,000          57,330
YPF Sociedad Anonima 8.00% 2004.......................         60,000          60,952
                                                                        -------------
                                                                              148,152
                                                                        -------------

FINANCE -- 15.5%
BANKS -- 5.1%
Banc One Corp. 8.00% 2027.............................         55,000          62,227
Bank One Columbus 7.38% 2002..........................         40,000          41,780
Banponce Financial Corp. 6.75% 2001...................         65,000          65,747
Credit National 7.00% 2005............................         60,000          60,033
Export Import Bank of Korea 6.50% 2006................         80,000          69,162
First Chicago NBD Corp. 7.25% 2004....................        135,000         141,277
First Republic Bancorp 7.75% 2012.....................         55,000          56,353
First Union-Lehman Brothers Commercial Mortgage Corp
 6.60% 2029...........................................        125,000         126,736
Korea Development Bank 7.13% 2001.....................         30,000          28,210
NBD Bank SA 8.25% 2024................................         55,000          64,956
NCNB Co. 9.38% 2009...................................         80,000          98,602
United States Bancorp 7.50% 2026......................        110,000         119,449

FINANCIAL SERVICES -- 9.9%
Allstate Financing II 7.83% 2045 .....................         53,000          54,260
Asset Securitization Corp. 6.66% 2041# ...............         85,000          86,727
Associates Corp. of North America 7.63% 2004..........        130,000         139,233
CS First Boston Mortgage Securities Corp. 7.24%
 2029.................................................        110,000         115,638
Dime Capital Trust I, Series A 9.33% 2027.............         45,000          50,751
Finova Capital Corp. 6.63% 2001.......................        125,000         126,536
Finova Capital Corp., Series C 6.39% 2002.............         65,000          65,316
Fleet Mortgage Group, Inc. 6.84% 2003.................         50,000          50,845
Ford Motor Credit Company 7.02% 2000..................        125,000         127,733
GE Capital Mortgage Services, Inc. 6.25% 2023 ........         48,076          47,805
Lubermens Mutual Casualty Co. 8.30% 2037*.............         85,000          90,398
Morgan Stanley Capital I, Inc. 7.22% 2007*............        130,000         137,231
Popular North America, Inc. 6.63% 2002................         40,000          40,574
Private Export Funding Corp. 6.31% 2004...............        100,000         102,278
Private Export Funding Corp. 7.03% 2003...............        100,000         105,300
Private Export Funding Corp. 7.30% 2002...............        265,000         278,083
Private Export Funding Corp. 7.90% 2000...............        100,000         104,015
U.S. West Capital Funding, Inc. 6.95% 2037............         90,000          93,827

INSURANCE -- 0.5%
Cigna Corp. 7.88% 2027................................         40,000          43,517
Jackson National Life Insurance Co. 8.15% 2027*.......         49,000          53,832
                                                                        -------------
                                                                            2,848,431
                                                                        -------------
HEALTHCARE -- 1.4%
HEALTH SERVICES -- 1.0%
Allegiance Corp. 7.00% 2026...........................        120,000         123,981
Tenet Healthcare Corp. 7.88% 2003.....................         50,000          50,750

----------------
46

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS -- 0.4%
Beckman Instruments, Inc. 7.10% 2003*.................  $      75,000   $      75,148
                                                                        -------------
                                                                              249,879
                                                                        -------------
INDUSTRIAL & COMMERCIAL -- 1.2%
MACHINERY -- 0.4%
Cincinnati Milacron, Inc. 7.88% 2000..................         75,000          76,744
TRANSPORTATION -- 0.8%
AMR Corp. 10.20% 2020.................................         50,000          66,460
Continental Airlines 6.65% 2019.......................         75,000          74,581
                                                                        -------------
                                                                              217,785
                                                                        -------------
INFORMATION & ENTERTAINMENT -- 2.2%
BROADCASTING & MEDIA -- 2.2%
Comcast Cable Communications 8.50% 2027...............         80,000          93,431
News America Holdings, Inc. 8.00% 2016................        130,000         140,088
Scholastic Corp. 7.00% 2003...........................         85,000          87,129
Viacom, Inc. 7.75% 2005...............................         80,000          83,900
                                                                        -------------
                                                                              404,548
                                                                        -------------
INFORMATION TECHNOLOGY -- 0.6%
TELECOMMUNICATIONS -- 0.6%
Tele-Communications, Inc. 7.25% 2005..................         40,000          40,936
Tele-Communications, Inc. 9.25% 2002..................         60,000          65,667
                                                                        -------------
                                                                              106,603
                                                                        -------------
MATERIALS -- 0.4%
CHEMICALS -- 0.4%
ICI Wilmington, Inc. 6.95% 2004.......................         80,000          82,322
                                                                        -------------
MUNICIPAL BONDS -- 2.4%
MUNICIPAL BONDS -- 2.4%
Hudson County New Jersey Improvement Authority
 Facility 6.55% 2002..................................        200,000         203,424
Huntsville Alabama Solid Waste Disposal Authority
 5.95% 2003...........................................        105,000         103,218
Miami Florida Revenue 7.25% 2003......................        130,000         136,297
                                                                        -------------
                                                                              442,939
                                                                        -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 3.7%
FOREIGN GOVERNMENT -- 3.7%
Australian Government 6.75% 2006 ............... (AUD)        665,000         471,032
Republic of Argentina 11.00% 2006.....................         60,000          66,750
Republic of Columbia 7.25% 2004.......................         70,000          66,937
Republic of Columbia 7.63% 2007.......................         25,000          23,563
Republic of Lithuania 7.13% 2002*.....................         53,000          51,940
                                                                        -------------
                                                                              680,222
                                                                        -------------

REAL ESTATE -- 1.4%
REAL ESTATE COMPANIES -- 0.7%
Post Apartment Homes LP 7.02% 2001....................        130,000         132,263

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Equity Office Properties Operating LP 6.38% 2003*.....  $     120,000   $     118,798
                                                                        -------------
                                                                              251,061
                                                                        -------------

U.S. GOVERNMENT & AGENCIES -- 43.8%
U.S. GOVERNMENT & AGENCIES -- 43.8%
Federal Home Loan Mortgage Corp. 6.50% 2022...........         60,000          60,300
Federal Home Loan Mortgage Corp. 6.50% 2023...........         40,000          39,850
Federal Home Loan Mortgage Corp. 7.00% 2023...........         45,000          46,673
Federal Home Loan Mortgage Corp. 7.50% 2023...........         35,104          36,004
Federal Home Loan Mortgage Corp. 7.75% 2022...........         79,482          83,058
Federal Home Loan Mortgage Corp. 8.50% 2019...........         72,552          76,562
Federal National Mortgage Association 5.65% 2005......         60,000          59,656
Federal National Mortgage Association 5.75% 2008......        425,000         416,602
Federal National Mortgage Association 7.00% 2006......         28,702          28,783
Federal National Mortgage Association 7.39% 2021......         55,897          57,787
Federal National Mortgage Association 9.35% 2020......         19,078          19,159
Government National Mortgage Association 7.00% 2023...         58,401          59,131
Government National Mortgage Association 7.25% 2027...        549,494         559,280
Government National Mortgage Association 7.50% 2022...         25,002          25,697
Government National Mortgage Association 7.50% 2023...         84,696          87,024
Government National Mortgage Association 8.50% 2017...         89,316          95,596
Government National Mortgage Association 9.00% 2021...         25,660          27,760
United States Treasury Bonds 6.38% 2027...............         20,000          21,125
United States Treasury Bonds 6.63% 2027...............        110,000         119,350
United States Treasury Bonds 7.13% 2023...............        365,000         416,556
United States Treasury Bonds 7.50% 2016...............        150,000         174,913
United States Treasury Bonds 8.13% 2021...............        220,000         277,097
United States Treasury Bonds 8.50% 2020...............        180,000         233,860
United States Treasury Bonds 9.25% 2016...............        115,000         155,807
United States Treasury Bonds 10.75% 2003..............        170,000         206,230
United States Treasury Bonds 11.88% 2003..............        740,000         955,525
United States Treasury Bonds 12.00% 2013..............      1,220,000       1,792,070
United States Treasury Notes 5.63% 1999...............        160,000         160,026
United States Treasury Notes 5.88% 2000...............        185,000         185,868
United States Treasury Notes 6.13% 2007...............         50,000          51,422
United States Treasury Notes 6.25% 2002...............         40,000          40,850
United States Treasury Notes 6.25% 2007...............        150,000         155,179
United States Treasury Notes 6.63% 2001...............        835,000         859,140
United States Treasury Notes 6.63% 2002...............         65,000          67,163
United States Treasury Notes 6.63% 2007...............         25,000          26,539
United States Treasury Notes 7.25% 2004...............        155,000         167,279
United States Treasury Notes 8.50% 2000...............        195,000         208,437
                                                                        -------------
                                                                            8,053,358
                                                                        -------------

UTILITIES -- 2.6%
ELECTRIC UTILITIES -- 1.7%
Atlantic City Electric Co. 6.38% 2005.................         75,000          75,940
Cleveland Electric Illuminating Co., Series B 7.19%
 2000*................................................         40,000          40,603
Empresa Nacional de Electricidad SA 7.33% 2037........         60,000          59,809

----------------
48

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Public Service Electric & Gas Co. 8.88% 2003..........  $      47,000   $      52,577
UtiliCorp United, Inc. 6.88% 2004.....................         90,000          92,770

GAS & PIPELINE UTILITIES -- 0.4%
KN Energy, Inc. 6.65% 2005............................         80,000          80,165

TELEPHONE -- 0.5%
WorldCom, Inc. 7.55% 2004.............................         80,000          84,259
                                                                        -------------
                                                                              486,123
                                                                        -------------
TOTAL BONDS & NOTES (cost $13,893,743)................                     14,176,356
                                                                        -------------
TOTAL INVESTMENT SECURITIES (cost $16,308,502)........                     17,123,049
                                                                        -------------


SHORT-TERM SECURITIES -- 1.2%
-------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.3%
Chase Manhattan Corp. 8.77% due 2/19/99...............         60,000          61,384
                                                                        -------------

FOREIGN SHORT-TERM NOTES -- 0.9%
New Zealand Treasury Bill coupon due 12/16/98 ........
 (NZD)                                                        300,000         156,139
                                                                        -------------
TOTAL SHORT-TERM SECURITIES (cost $220,520)...........                        217,523
                                                                        -------------

REPURCHASE AGREEMENTS -- 5.4%
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.4%
PaineWebber, Inc. Joint Repurchase Agreement (Note
 3) ..................................................        256,000         256,000
Swiss Bank Corp. Joint Repurchase Agreement (Note
 3) ..................................................        745,000         745,000
                                                                        -------------
TOTAL REPURCHASE AGREEMENTS (cost $1,001,000).........                      1,001,000
                                                                        -------------

TOTAL INVESTMENTS --
  (cost $17,530,022)                                       99.8%           18,341,572
Other assets less liabilities --                            0.2                36,211
                                                        -------         -------------
NET ASSETS --                                             100.0%        $  18,377,783
                                                        -------         -------------
                                                        -------         -------------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
#  Fair valued security; See Note 2
ADR -- American Depository Receipt
AUD -- Australian Dollar
NZD -- New Zealand Dollar

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
---------------------------------------------------------------------------
                                                                 GROSS
       CONTRACT             IN               DELIVERY          UNREALIZED
      TO DELIVER       EXCHANGE FOR            DATE           APPRECIATION
---------------------------------------------------------------------------
AUD      709,000         USD   472,811          04/28/98     $       3,669
*DEM     253,000         USD   141,018          04/28/98             3,992
FIM       40,000         USD     7,296          07/31/98               122
FIM       20,000         USD     3,631          07/31/98                44
FIM       85,000         USD    15,398          07/31/98               154
FIM       45,000         USD     8,270          08/07/98               196
ITL    4,000,000         USD     2,256          05/06/98                61
ITL    1,500,000         USD       838          05/06/98                15
ITL    1,500,000         USD       834          05/06/98                11
ITL   12,000,000         USD     6,715          05/06/98               132
ITL   11,000,000         USD     6,114          08/07/98                67
ITL   14,500,000         USD     8,150          08/07/98               179
ITL    4,000,000         USD     2,230          08/07/98                31
NLG       12,000         USD     5,848          07/02/98                60
NLG        3,000         USD     1,482          07/31/98                33
NLG       18,000         USD     8,904          08/07/98               205
*SEK       6,000         USD       757          08/07/98                 4
*USD         622        SEK      5,000          08/07/98                 6
*USD         249        SEK      2,000          08/07/98                 2
                                                                    ------
                                                                     8,983
                                                                    ------


                                                                 GROSS
                                                               UNREALIZED
                                                              DEPRECIATION
---------------------------------------------------------------------------
GBP        1,200         USD     1,957          05/06/98               (48)
GBP        1,200         USD     1,966          05/06/98               (38)
GBP          500         USD       821          05/06/98               (14)
GBP        1,000         USD     1,623          08/07/98               (40)
GBP        3,100         USD     5,075          08/07/98               (83)
*SEK       1,000         USD       125          08/07/98                (1)
USD          833       ITL   1,500,000          05/06/98               (11)
USD        1,222         NLG     2,500          08/07/98               (14)
USD        3,180         NLG     6,500          08/07/98               (38)
USD        2,448         NLG     5,000          08/07/98               (32)
*USD     140,929         DEM   253,000          04/28/98            (3,904)
                                                                    ------
                                                                    (4,223)
                                                                    ------
Net Unrealized Appreciation.............................     $       4,760
                                                                    ------
                                                                    ------

-------------

* Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

AUD -- Australian Dollar    GBP -- Great British Pound  SEK -- Swedish Krona
DEM -- Deutsche Mark        ITL -- Italian Lira         USD -- United States Dollar
FIM -- Finnish Markka       NLG -- Netherlands Guilder

See Notes to Financial Statements

----------------
50

----------------

SEASONS SERIES TRUST
ASSET ALLOCATION:
DIVERSIFIED GROWTH
PORTFOLIO                                 INVESTMENT PORTFOLIO -- MARCH 31, 1998

COMMON STOCK -- 77.0%                                      SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.7%
APPAREL & TEXTILES -- 0.2%
Adidas-Salomon AG ....................................            307   $      54,435
Jones Apparel Group, Inc.+ ...........................            700          38,544
Onward Kashiyama Co. Ltd. ............................          3,000          37,155

AUTOMOTIVE -- 2.7%
Bayerische Motoren Werke AG ..........................            138         152,583
Bridgestone Corp. ....................................          2,000          45,337
Chrysler Corp. .......................................         11,500         477,969
Michelin Corp., Class B ..............................          2,360         140,857
Lear Corp.+ ..........................................          8,800         496,100
Renault SA+ ..........................................            838          37,320

HOUSING -- 0.5%
CRH PLC ..............................................         10,202         153,296
Masco Corp. ..........................................          1,400          83,300

RETAIL -- 4.3%
CompUSA, Inc.+ .......................................          1,700          44,200
Costco Cos., Inc.+ ...................................          2,600         138,775
CVS Corp. ............................................          2,700         203,850
Dayton Hudson Corp. ..................................          1,300         114,400
Fred Meyer, Inc.+ ....................................            900          41,569
Home Depot, Inc. .....................................            900          60,694
Ito-Yokado Co. Ltd. ..................................          1,000          54,194
Kmart Corp.+ .........................................         35,700         595,744
Office Max, Inc.+ ....................................         22,100         395,037
Safeway, Inc.+ .......................................          1,800          66,487
TJX Cos., Inc. .......................................          2,000          90,500
Vendex International NV ..............................          1,435          90,851
Wal-Mart Stores, Inc. ................................          3,600         182,925
Walgreen Co. .........................................          2,500          87,969
                                                                        -------------
                                                                            3,884,091
                                                                        -------------

CONSUMER STAPLES -- 5.0%
FOOD, BEVERAGE & TOBACCO -- 3.0%
B.A.T. Industries PLC ................................         13,806         140,632
Coca-Cola Enterprises, Inc. ..........................          2,600          95,388
Goodman Fielder Ltd. .................................          6,571          10,195
Nestle SA ............................................            142         271,332
Quaker Oats Co. ......................................          8,700         498,075
RJR Nabisco Holdings Corp. ...........................         13,700         428,981
Sara Lee Corp. .......................................          1,100          67,788

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
HOUSEHOLD PRODUCTS -- 2.0%
Clorox Co. ...........................................          1,200   $     102,825
Colgate-Palmolive Co. ................................          1,000          86,625
Estee Lauder Cos., Inc., Class A .....................            700          47,513
KAO Corp. ............................................          6,000          78,814
Kimberly-Clark Corp. .................................          8,700         436,087
Procter & Gamble Co. .................................          1,900         160,312
Shiseido Co. Ltd. ....................................          3,000          34,453
Unilever PLC .........................................          6,297          59,558
                                                                        -------------
                                                                            2,518,578
                                                                        -------------

ENERGY -- 5.5%
ENERGY SERVICES -- 1.7%
Halliburton Co. ......................................         14,600         732,737
Mobil Corp. ..........................................            600          45,975
VA Technologie AG ....................................            137          21,583
Western Atlas, Inc.+ .................................            500          38,688

ENERGY SOURCES -- 3.8%
Amoco Corp. ..........................................          7,100         613,262
Atlantic Richfield Co. ...............................          7,700         605,412
British Petroleum Co. PLC ............................          7,992         114,989
Burmah Castrol PLC ...................................          6,516         132,857
Elf Aquitaine SA .....................................            977         128,007
ENI SpA ..............................................          7,570          51,574
Exxon Corp. ..........................................          1,500         101,438
Iberdrola SA .........................................          3,022          45,931
Total SA, Class B ....................................          1,281         153,782
                                                                        -------------
                                                                            2,786,235
                                                                        -------------

FINANCE -- 17.1%
BANKS -- 6.7%
ABN Amro Holdings NV .................................          3,900          89,973
Allied Irish Banks ...................................         11,374         139,538
Asahi Bank Ltd. ......................................          1,000           4,091
Banco Comercial Portugues SA+ ........................            877          28,322
Banco Frances del Rio de la Plata+ ...................          2,022          20,223
Bank of Ireland ......................................          7,795         154,095
Bank of Nova Scotia ..................................          4,991         135,444
BankAmerica Corp. ....................................          2,400         198,300
Bankers Trust New York Corp. .........................          4,000         481,250
Banque Nationale de Paris+ ...........................          2,126         165,175
Charter One Financial, Inc. ..........................            200          13,388
Comerica, Inc. .......................................            900          95,231
Commonwealth Bank of Australia .......................          3,842          45,642
Credit Commerce France ...............................            610          50,099
Dao Heng Bank Group Ltd. .............................          7,000          20,687
Deutsche Bank AG+ ....................................          1,543         116,087
Development Bank of Singapore Ltd. ...................          6,600          48,230
Fifth Third Bancorp ..................................            600          51,300
First Chicago NBD Corp. ..............................          1,400         123,375

----------------
52

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Foreningsbanken AB+ ..................................            887   $      29,232
Julius Baer Holdings AG ..............................             25          60,676
MBNA Corp. ...........................................          3,800         136,087
Nordbanken Holding+ ..................................          4,234          28,066
Overseas Chinese Banking Corp. Ltd. ..................          8,000          45,084
Overseas Union Bank Ltd. .............................         13,000          50,720
Royal Bank of Canada .................................          1,068          63,431
Schweizerische BankGesellschaft ......................            110         179,665
Skandinaviska Enskilda Banken, Series A ..............          2,279          33,207
Societe Generale .....................................            706         141,257
Southtrust Corp. .....................................            550          23,031
Summit Bancorp. ......................................          9,400         470,587
SunTrust Banks, Inc. .................................            100           7,538
Svenska Handelsbank, Series A ........................            640          29,617
United Overseas Bank Ltd. ............................         12,000          66,512
Westpac Banking Corp. Ltd. ...........................          6,588          44,093

FINANCIAL SERVICES -- 8.3%
Acom Co. Ltd. ........................................          1,000          49,916
American Express Co. .................................          1,600         146,900
Associates First Capital Corp., Class A ..............          1,200          94,800
Assurance General de France+ .........................          1,822         102,514
Federal Home Loan Mortgage Corp. .....................          2,300         109,106
Guoco Group Ltd. .....................................          4,000           9,808
HSBC Holdings PLC ....................................          5,200         159,044
Internatiionale Nedederlanden Groep NV ...............          2,602         147,637
KeyCorp.+ ............................................         13,200         499,125
Lehman Brothers Holdings, Inc. .......................          6,700         501,663
Morgan Stanley, Dean Witter, Discover & Co. ..........          1,200          87,450
Nikko Securities Co. Ltd. ............................         18,000          58,097
P & O Finance BV .....................................          3,979          59,148
Transamerica Corp. ...................................          3,900         454,350
Travelers Group, Inc. ................................          3,000         180,000
Unidanmark A/S .......................................            245          19,458
Union Planters Corp. .................................          7,700         478,844
Washington Mutual, Inc. ..............................          7,470         535,739
Wells Fargo & Co. ....................................          1,500         496,875

INSURANCE -- 2.1%
Aetna, Inc. ..........................................          5,700         475,594
Allianz AG ...........................................            150          45,295
American International Group, Inc. ...................          1,000         125,937
Conseco, Inc. ........................................          1,500          84,937
Munchener Ruckversicherungs...........................             94          40,658
Prudential Corp. PLC .................................          7,054         103,737
QBE Insurance Group Ltd. .............................          3,532          15,417
Royal & Sun Alliance Insurance Group PLC .............          8,207         104,413
Zurich Versicherungs-Gesellschaft ....................             86          49,925
                                                                        -------------
                                                                            8,625,640
                                                                        -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
HEALTHCARE -- 5.9%
DRUGS -- 3.5%
Astra AB .............................................          1,799   $      37,125
Bristol-Myers Squibb Co. .............................          1,500         156,469
Eli Lilly & Co. ......................................            800          47,700
Glaxo Wellcome PLC ...................................          2,869          77,035
Merck & Co., Inc. ....................................          1,000         128,375
Novartis AG ..........................................             76         134,502
Pfizer, Inc. .........................................          1,600         159,500
Pharmacia & Upjohn, Inc. .............................         11,600         507,500
Pharmacia & Upjohn, Inc. (SEK)........................          2,177          93,936
Sankyo Co. Ltd. ......................................          3,000          83,318
Schering-Plough Corp. ................................          1,800         147,037
Warner-Lambert Co. ...................................          1,100         187,344

HEALTH SERVICES -- 1.4%
HEALTHSOUTH Corp.+ ...................................          2,800          78,575
Wellpoint Health Networks, Inc. ......................          9,100         614,250

MEDICAL PRODUCTS -- 1.0%
Cardinal Health, Inc. ................................            800          70,550
U.S. Surgical Corp. ..................................         13,900         458,700
                                                                        -------------
                                                                            2,981,916
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 9.0%
AEROSPACE & MILITARY TECHNOLOGY -- 1.0%
Boeing Co. ...........................................          9,200         479,550
Rolls Royce PLC ......................................          8,258          38,430

BUSINESS SERVICES -- 1.0%
Cendant Corp.+ .......................................          4,600         182,275
Dai Nippon Printing Co. Ltd. .........................          4,000          66,054
Franklin Resources, Inc. .............................          1,200          63,600
Interpublic Group of Cos., Inc. ......................          1,300          80,762
USA Waste Services, Inc.+ ............................          1,400          62,387
Yamato Transport Co. Ltd. ............................          4,000          47,439

ELECTRICAL EQUIPMENT -- 0.3%
Emerson Electric Co. .................................            500          32,594
Premier Farnell PLC ..................................          1,300           8,313
Siebe PLC ............................................          3,427          74,808

MACHINERY -- 1.7%
Caterpillar, Inc. ....................................          8,000         440,500
Cooper Cameron Corp.+ ................................            800          48,300
Illinois Tool Works, Inc. ............................            100           6,475
Ingersoll-Rand Co. ...................................          1,900          91,081
Mannesmann AG ........................................            274         200,587
Molins PLC ...........................................          1,520           7,176
Rieter Holdings Ltd. AG ..............................             83          46,876
Sandvik AB, Class B ..................................          1,070          30,445

MULTI-INDUSTRY -- 3.4%
BTR PLC ..............................................         28,898          95,178
Compagnie Generale des Eaux ..........................            964         156,480

----------------
54

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY (CONTINUED)
Cookson Group PLC ....................................          8,496   $      32,854
Ogden Corp. ..........................................         15,100         434,125
Securicor Group PLC ..................................          7,653          52,397
Smiths Industries ....................................          5,224          76,606
Tomkins PLC ..........................................         20,294         124,083
Tyco International Ltd. ..............................          4,300         234,888
Whitman Corp. ........................................         25,800         509,550

TRANSPORTATION -- 1.6%
AMR Corp.+ ...........................................            500          71,594
Bombardier, Inc., Class B ............................          2,769          68,499
British Airways PLC ..................................          6,898          70,092
Burlington Northern Santa Fe Corp. ...................          4,800         499,200
Deutsche Lufthansa AG ................................          2,169          45,677
Quintiles Transnational Corp.+ .......................            900          43,369
                                                                        -------------
                                                                            4,522,244
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 3.5%
BROADCASTING & MEDIA -- 2.5%
CBS Corp. ............................................          3,600         122,175
Gannett Co., Inc. ....................................          2,800         201,250
Time Warner, Inc. ....................................          6,700         482,400
Times Mirror Co., Series A ...........................          7,500         475,313

ENTERTAINMENT PRODUCTS -- 0.1%
Fuji Photo Film Co. Ltd. .............................          1,000          37,230

LEISURE & TOURISM -- 0.9%
Bass PLC, Class B ....................................            500             820
Bass PLC .............................................          7,300         140,166
Carnival Corp., Class A ..............................          1,400          97,650
Hutchison Whampoa Ltd. ...............................         13,000          91,433
Marriott International, Inc.+ ........................          1,500          55,781
Marriott International, Inc., Class A+ ...............          1,500          53,719
                                                                        -------------
                                                                            1,757,937
                                                                        -------------

INFORMATION TECHNOLOGY -- 14.5%
COMMUNICATION EQUIPMENT -- 0.7%
Lucent Technologies, Inc. ............................          1,200         153,450
Newbridge Networks Corp. ADR+ ........................          1,000          26,644
Nokia Corp., Class A .................................            943         101,196
Tellabs, Inc.+ .......................................          1,300          87,262

COMPUTERS & BUSINESS EQUIPMENT -- 5.2%
Canon, Inc. ..........................................          2,000          45,187
Dell Computer Corp.+ .................................            900          60,975
EMC Corp.+ ...........................................          2,400          90,750
HBO & Co. ............................................          2,000         120,750
International Business Machines Corp. ................          4,900         508,987
NCR Corp.+ ...........................................         13,900         459,569
Pitney Bowes, Inc. ...................................          1,600          80,300

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
Ricoh Co. Ltd. .......................................          2,000   $      20,116
Seagate Technology, Inc.+ ............................         10,000         252,500
Texas Instruments, Inc. ..............................          8,800         476,300
Xerox Corp. ..........................................          4,600         489,613

ELECTRONICS -- 3.1%
Dixons Group PLC .....................................          7,277          64,076
General Electric Co. .................................          3,300         284,419
General Electric Co. PLC+ ............................         15,083         119,238
Linear Technology Corp. ..............................            800          55,200
Omron Corp. ..........................................          5,000          75,812
Philips Electronics NV ...............................          1,828         134,144
SGS Thomson Microelectronics NV + ....................          1,774         137,596
Sony Corp. ...........................................          1,400         118,746
Tokyo Electron Ltd. ..................................          2,000          67,405
Vishay Intertechnology, Inc. + .......................         20,055         471,292

SOFTWARE -- 1.5%
America Online, Inc.+ ................................            700          47,819
BMC Software, Inc.+ ..................................          1,400         117,337
Computer Associates International, Inc. ..............          2,700         155,925
Compuware Corp.+ .....................................          1,500          74,062
Microsoft Corp.+ .....................................          2,400         214,800
Parametric Technology Corp.+ .........................          2,100          69,956
PeopleSoft, Inc.+ ....................................          1,400          73,763

TELECOMMUNICATIONS -- 4.0%
3Com Corp.+ ..........................................         13,200         474,375
AirTouch Communications, Inc.+ .......................          1,300          63,619
China Telecom+ .......................................         18,000          36,470
Deutsche Telekom AG ..................................          2,305          50,037
Ericsson (LM) Telecommunications Co., Series B .......          1,814          86,214
Northern Telecom Ltd. ................................          1,990         128,865
SBC Communications, Inc. .............................          1,800          78,525
Tele-Communications TCI Ventures Group, Series A+ ....          4,100          72,006
Tele-Communications, Inc., Series A+ .................          2,700          83,953
Telecom Italia SpA ...................................         13,100         103,226
Telecomunicacoes de Brasileiras SA ADR+ ..............            400          51,925
Telefonica de Espana SA ..............................          2,366         104,338
U.S. West Communications Group .......................          8,700         476,325
Vodafone Group PLC ...................................         21,085         219,013
                                                                        -------------
                                                                            7,284,080
                                                                        -------------

MATERIALS -- 4.0%
CHEMICALS -- 0.5%
Akzo Nobel NV ........................................            738         149,905
Bayer AG .............................................          2,708         123,866

FOREST PRODUCTS -- 2.5%
Boise Cascade Corp. ..................................         13,300         479,631
Svenska Cellulosa AB, Class B ........................          3,133          86,206
Unisource Worldwide, Inc. ............................         15,300         189,338

----------------
56

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
FOREST PRODUCTS (CONTINUED)
Weyerhaeuser Co. .....................................          8,800   $     497,200

METALS & MINERALS -- 1.0%
Aluminum Co. of America ..............................          3,800         261,487
Cimpor-Cimentos de Portugal SA .......................            648          22,840
Lafarge Corp. ........................................          1,190         101,191
Rio Tinto PLC+ .......................................          7,532         101,184
                                                                        -------------
                                                                            2,012,848
                                                                        -------------

REAL ESTATE -- 2.1%
REAL ESTATE COMPANIES -- 0.1%
Henderson Land Development Co. Ltd. ..................         10,000          50,718

REAL ESTATE INVESTMENT TRUSTS -- 2.0%
Equity Residential Properties Trust ..................          9,700         487,425
Starwood Hotels & Resorts ............................          9,800         523,687
                                                                        -------------
                                                                            1,061,830
                                                                        -------------

UTILITIES -- 2.7%
ELECTRIC UTILITIES -- 1.9%
Electricidad de Portugal SA ..........................          4,612         107,049
Hong Kong Electric Holdings Ltd. .....................          7,000          24,029
Potomac Electric Power Co. ...........................         18,300         458,644
Scottish Power PLC ...................................         21,808         205,532
VEBA AG ..............................................          1,840         130,523

TELEPHONE -- 0.8%
AT&T Corp. ...........................................          2,100         137,813
Ote Greek Telecom ....................................          2,100          52,566
Portugal Telecom SA ..................................          1,382          71,899
Sprint Corp. .........................................          2,200         148,912
                                                                        -------------
                                                                            1,336,967
                                                                        -------------
TOTAL COMMON STOCK (cost $35,379,179).................                     38,772,366
                                                                        -------------


                                                          PRINCIPAL
BONDS & NOTES -- 18.8%                                     AMOUNT
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.3%
RETAIL -- 0.3%
Federated Department Stores, Inc. 8.50% 2003..........  $      40,000          43,655
Rite Aid Corp. 6.70% 2001.............................        100,000         101,532
                                                                        -------------
                                                                              145,187
                                                                        -------------

CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Philip Morris Cos, Inc. 6.80% 2003....................        100,000         101,484
Philip Morris Cos, Inc. 7.50% 2004....................         20,000          20,965
                                                                        -------------
                                                                              122,449
                                                                        -------------

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
ENERGY -- 0.4%
ENERGY SERVICES -- 0.2%
Petroleum Geo Services ASA 7.50% 2007.................  $     100,000   $     105,918

ENERGY SOURCES -- 0.2%
KN Energy, Inc. 6.45% 2003............................         40,000          40,032
Saga Petroleum ASA 7.25% 2027.........................         40,000          39,851
                                                                        -------------
                                                                              185,801
                                                                        -------------
FINANCE -- 4.6%
BANKS -- 1.0%
ABN Amro Bank Nv Chicago Branch 7.25% 2005............         40,000          41,821
First Union Lehman Brothers Mortgage Trust 6.65%
 2007.................................................         25,000          25,310
Merita Bank Ltd. 6.50% 2006...........................         40,000          39,721
Nationsbank Corp. 6.88% 2005..........................         45,000          46,253
Popular, Inc., 6.40% 2000.............................        100,000         100,379
Provident Cos., Inc. 7.41% 2038.......................         50,000          50,032
St. Paul Bancorp 7.13% 2004...........................        100,000         101,952
Svenska Handelsbank 8.13% 2007........................         65,000          71,768

FINANCIAL SERVICES -- 3.1%
Advanta Mortgage Loan Trust 6.69% 2017................         25,000          25,200
Advanta Mortgage Loan Trust 7.05% 2021................         25,000          25,347
Amresco Residential Securities 6.60% 2018.............         20,000          20,061
Associates Corp. of North America 6.50% 2002..........         60,000          60,574
Commercial Mortgage Acceptance Corp. 6.53% 2007#......         15,000          15,183
Commercial Mortgage Acceptance Corp. 6.57% 2030#......         40,000          40,462
Ford Motor Credit Co. 7.00% 2001......................         60,000          61,618
Ford Motor Credit Co. 8.00% 2002......................         40,000          42,551
General Motors Acceptance Corp. 6.63% 2002............         40,000          40,628
Green Tree Financial Corp. 6.24% 2016#................         90,000          89,747
Green Tree Financial Corp. 6.93% 2028.................         55,000          56,339
Green Tree Recreational Equipment 6.18% 2019#.........        290,000         289,819
Green Tree Recreational Equipment 6.55% 2028..........         36,395          36,612
Harley Davidson Eagle Motorcycle Trust 6.20% 2003.....        150,000         151,000
Lehman Brothers Holdings, Inc. 6.50% 2002.............        105,000         105,101
Merrill Lynch Mortgage Investors, Inc. 6.22% 2030#....        105,000         106,378
Merrill Lynch Mortgage Investors, Inc. 6.54% 2029#....         80,000          80,225
Money Store, Inc. 8.05% 2002..........................         20,000          21,163
Morgan Stanley Capital I, Inc. 7.22% 2028#............         55,000          57,836
PaineWebber Group, Inc., 6.65% 2002...................        135,000         135,652
PNC Mortgage Securities Corp. 6.60% 2027 .............         21,041          21,158
United States West Capital Funding, Inc. 6.85% 2002...        100,000         101,873

INSURANCE -- 0.5%
Hartford Life, Inc. 7.10% 2007........................        100,000         103,700
TIG Holdings, Inc. 8.13% 2005.........................         40,000          42,891
Travelers Capital II 7.75% 2036.......................        100,000         102,844
                                                                        -------------
                                                                            2,311,198
                                                                        -------------
INDUSTRIAL & COMMERCIAL -- 0.9%
AEROSPACE & MILITARY TECHNOLOGY -- 0.3%
Lockheed Martin Corp. 7.25% 2006......................        115,000         120,628
Raytheon Co. 6.45% 2002...............................         35,000          35,253

----------------
58

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY -- 0.1%
Williams Cos, Inc. 6.13% 2002.........................  $      40,000   $      39,611

TRANSPORTATION -- 0.5%
Continental Airlines 6.54% 2009.......................         60,000          59,556
Continental Airlines 6.80% 2009.......................         30,000          30,117
CSX Corp. 7.95% 2027..................................        100,000         111,853
Hertz Corp. 7.00% 2028................................         65,000          63,478
                                                                        -------------
                                                                              460,496
                                                                        -------------
INFORMATION & ENTERTAINMENT -- 0.2%
BROADCASTING & MEDIA -- 0.2%
News America Holdings, Inc. 7.70% 2025................         70,000          73,283
Time Warner Entertainment Co LP 8.38% 2033............         25,000          28,677
                                                                        -------------
                                                                              101,960
                                                                        -------------
INFORMATION TECHNOLOGY -- 0.1%
TELECOMMUNICATIONS -- 0.1%
Compania de Telecomunicaciones 7.63% 2006.............         60,000          60,763
                                                                        -------------
MATERIALS -- 0.1%
CHEMICALS -- 0.1%
Solutia, Inc. 6.72% 2037..............................         45,000          45,645
                                                                        -------------
MUNICIPAL BONDS -- 0.1%
MUNICIPAL BONDS -- 0.1%
New Jersey Economic Development Authority, Series A
 7.43% 2029...........................................         40,000          43,813
                                                                        -------------
U.S. GOVERNMENT & AGENCIES -- 11.3%
Federal Home Loan Mortgage Corp. 6.00% 2008...........         75,000          73,265
Federal National Mortgage Association 5.50% 2011......         78,234          75,887
Federal National Mortgage Association 6.00% 2009......         60,000          58,631
Federal National Mortgage Association 7.00% 2023......         10,415          10,256
Federal National Mortgage Association 8.50% 2019......         35,000          37,756
Federal National Mortgage Association 9.00% 2026......         64,123          67,980
Government National Mortgage Association 5.50% TBA....         60,000          60,319
Government National Mortgage Association 6.50% TBA....        225,000         222,678
Government National Mortgage Association 7.00% 2023...         19,249          19,721
Government National Mortgage Association 7.00% 2025...         33,155          33,948
Government National Mortgage Association 7.00% 2012...        130,930         133,870
Government National Mortgage Association 7.00% 2024...        224,248         227,456
Government National Mortgage Association 7.00% 2025...         45,606          46,077
Government National Mortgage Association 7.00% 2026...         81,938          82,782
Government National Mortgage Association 7.00% 2025...         15,445          15,814
Government National Mortgage Association 7.00% 2028...      1,573,969       1,590,196
Government National Mortgage Association 7.38% 2026...         18,197          18,657
Government National Mortgage Association 7.50% 2023...        140,362         144,221
Government National Mortgage Association 7.50% 2026...        337,857         346,408
Government National Mortgage Association 7.50% 2027...        318,620         328,731
Government National Mortgage Association 8.00% 2026...         85,000          88,001
Government National Mortgage Association 8.00% 2027...        151,499         156,849

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
United States Treasury Bonds 6.13% 2027...............  $     340,000   $     348,660
United States Treasury Bonds 6.38% 2027...............        105,000         110,906
United States Treasury Notes 5.50% 2000...............        690,000         688,703
United States Treasury Notes 5.50% 2003...............        260,000         258,456
United States Treasury Notes 5.63% 1999...............        460,000         460,216
                                                                        -------------
                                                                            5,706,444
                                                                        -------------
UTILITIES -- 0.6%
ELECTRIC UTILITIES -- 0.5%
Arizona Public Services Co. 6.75% 2006................        160,000         162,950
Southern California Edison Co. 5.88% 2001.............        100,000          99,695

TELEPHONE -- 0.1%
WorldCom, Inc. 7.75% 2007.............................         50,000          53,902
                                                                        -------------
                                                                              316,547
                                                                        -------------

TOTAL BONDS & NOTES (cost $9,441,170).................                      9,500,303
                                                                        -------------


RIGHTS -- 0.0%+
-------------------------------------------------------------------------------------
FINANCE -- 0.0%
BANKS -- 0.0%
Banco Comercial Portugues SA 4/20/98..................            877           3,104
Development Bank of Singapore Ltd. 4/28/98 ...........          1,200           2,452

INSURANCE -- 0.0%
Allianz AG 4/1/98 ....................................            150             742
                                                                        -------------
                                                                                6,298
                                                                        -------------
MATERIALS -- 0.0%
METALS & MINERAL -- 0.0%
LaFarge Corp. 4/8/98..................................          1,190           1,555
                                                                        -------------
TOTAL RIGHTS (cost $0)................................                          7,853
                                                                        -------------
TOTAL INVESTMENT SECURITIES (cost $44,820,349)........                     48,280,522
                                                                        -------------

----------------
60

                                                          PRINCIPAL
REPURCHASE AGREEMENT -- 5.8%                               AMOUNT           VALUE
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.8%
Agreement with Swiss Bank Corp.- Warburg, bearing
 interest of 5.92% dated 3/31/98, to be repurchased
 4/01/98 in the amount of $2,911,479 and
 collateralized by $2,655,000 U.S. Treasury Notes
 6.88% due 8/15/25, approximate aggregate value
 $2,973,059
 (cost $2,911,000)....................................  $   2,911,000   $   2,911,000
                                                                        -------------

TOTAL INVESTMENTS --
  (cost $47,731,349)                                     101.6%           51,191,522
Liabilities in excess of other assets --                  (1.6)             (807,118)
                                                        ------         -------------
NET ASSETS --                                            100.0%        $  50,384,404
                                                        ------         -------------
                                                        ------         -------------

-------------

+   Non-income producing securities

# Fair valued security; see Note 2

ADR -- American Depository Receipt

SEK -- Swedish Kroner

TBA -- Security purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
----------------------------------------------------------------------------------------
                                                                              GROSS
           CONTRACT                      IN               DELIVERY          UNREALIZED
          TO DELIVER                EXCHANGE FOR            DATE           APPRECIATION
----------------------------------------------------------------------------------------
JPY                24,716,600         USD   195,386          06/12/98     $       7,976
JPY                21,983,400         USD   174,868          06/12/98             8,182
                                                                                -------
Net Unrealized Appreciation..........................................     $      16,158
                                                                                -------
                                                                                -------

-------------

JPY -- Japanese Yen
USD -- United States Dollar

See Notes to Financial Statements

                                                                ----------------

------------------

SEASONS SERIES TRUST
STOCK PORTFOLIO                           INVESTMENT PORTFOLIO -- MARCH 31, 1998

COMMON STOCK -- 94.4%                                      SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 5.1%
HOUSING -- 0.9%
Masco Corp. ..........................................          6,600   $     392,700

RETAIL -- 4.2%
AutoZone, Inc.+ ......................................          4,800         162,600
Circuit City Stores, Inc. ............................          1,500          64,125
CVS Corp. ............................................          3,107         234,579
Home Depot, Inc. .....................................          4,300         289,981
Safeway, Inc.+ .......................................         12,700         469,106
Tag Heuer International SA ADR+ ......................         17,400         202,275
Wal-Mart Stores, Inc. ................................          6,500         330,281
                                                                        -------------
                                                                            2,145,647
                                                                        -------------

CONSUMER STAPLES -- 4.8%
FOOD, BEVERAGE & TOBACCO -- 2.7%
PepsiCo, Inc. ........................................         10,700         456,756
Philip Morris Cos., Inc. .............................         16,000         667,000

HOUSEHOLD PRODUCTS -- 2.1%
Gillette Co. .........................................          1,800         213,637
Kimberly-Clark Corp. .................................          6,200         310,775
Kimberly-Clark de Mexico SA de CV, Class A ...........         24,400         126,069
Procter & Gamble Co. .................................          2,800         236,250
                                                                        -------------
                                                                            2,010,487
                                                                        -------------

ENERGY -- 3.3%
ENERGY SERVICES -- 0.8%
Halliburton Co. ......................................          4,200         210,788
Schlumberger Ltd. ....................................          1,700         128,775

ENERGY SOURCES -- 2.5%
Mobil Corp. ..........................................          5,000         383,125
Petroleo Brasileiro SA ADR ...........................          5,600         132,976
Royal Dutch Petroleum Co. ............................          9,000         511,312
                                                                        -------------
                                                                            1,366,976
                                                                        -------------

FINANCE -- 20.2%
BANKS -- 7.5%
BCA Fideuram SpA .....................................         35,500         247,117
Citicorp .............................................          3,000         426,000
First Union Corp. ....................................          6,700         380,225
Mellon Bank Corp. ....................................          3,500         222,250
NationsBank Corp. ....................................          5,705         416,109
Northern Trust Corp. .................................          2,100         156,975
Norwest Corp. ........................................         14,400         598,500
Toronto Dominion Bank ................................          7,000         303,625
Wells Fargo & Co. ....................................          1,200         397,500

----------------
62

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES -- 7.5%
Federal Home Loan Mortgage Corp. .....................         25,000   $   1,185,937
Federal National Mortgage Association ................         10,300         651,475
First Data Corp. .....................................         12,300         399,750
H&R Block, Inc. ......................................          6,100         290,131
SLM Holding ..........................................          5,300         231,213
Travelers Group, Inc. ................................          6,800         408,000

INSURANCE -- 5.2%
Ace Co., Ltd. ........................................         14,300         538,931
Aetna, Inc. ..........................................          1,200         100,125
Fairfax Financial Holdings Ltd.+ .....................            815         280,132
Mutual Risk Management Ltd. ..........................          9,400         318,425
Partner Re Ltd. ......................................          4,100         201,413
Travelers Property Casualty Corp., Class A ...........          5,900         259,600
UNUM Corp. ...........................................          8,900         491,169
                                                                        -------------
                                                                            8,504,602
                                                                        -------------

HEALTHCARE -- 12.2%
DRUGS -- 8.3%
American Home Products Corp. .........................          2,500         238,438
Amgen, Inc.+ .........................................          1,900         115,663
Astra AB .............................................          8,866         176,311
Biogen, Inc.+ ........................................          5,900         284,306
Bristol-Myers Squibb Co. .............................          4,400         458,975
Eli Lilly & Co. ......................................          2,700         160,988
Genentech, Inc.+ .....................................          5,000         352,187
Merck & Co., Inc. ....................................          4,100         526,337
Novartis AG ..........................................            199         352,182
Pfizer, Inc. .........................................          5,200         518,375
Warner-Lambert Co. ...................................          1,800         306,562

HEALTH SERVICES -- 3.0%
HEALTHSOUTH Corp.+ ...................................         15,400         432,162
Pacificare Health Systems, Inc., Class B+ ............          1,400         105,350
Tenet Healthcare Corp.+ ..............................          8,200         297,763
United Healthcare Corp. ..............................          6,300         407,925

MEDICAL PRODUCTS -- 0.9%
Baxter International, Inc. ...........................          1,800          99,225
Guidant Corp. ........................................          1,000          73,375
Johnson & Johnson ....................................          3,100         227,269
                                                                        -------------
                                                                            5,133,393
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 14.2%
AEROSPACE & MILITARY TECHNOLOGY -- 1.9%
AlliedSignal, Inc. ...................................         14,400         604,800
Raytheon Co. .........................................          3,100         180,963

BUSINESS SERVICES -- 4.8%
Cendant Corp.+ .......................................         13,600         538,900
Ikon Office Solutions, Inc. ..........................          7,700         266,131

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Newmont Mining Corp. .................................          9,400   $     287,288
Rentokil Initial PLC+ ................................         55,900         337,811
Service Corp. International ..........................          4,100         173,994
USA Waste Services+ ..................................          9,200         409,975

ELECTRICAL EQUIPMENT -- 0.2%
Teradyne, Inc.+.......................................          2,400          96,150

MACHINERY -- 2.6%
Danaher Corp. ........................................         10,200         774,562
Teleflex, Inc. .......................................          7,800         327,600

MULTI-INDUSTRY -- 4.7%
Berkshire Hathaway, Inc. .............................              6         403,200
Sara Lee Corp. .......................................          5,200         320,450
Swire Pacific Ltd., Class A ..........................         11,000          58,203
Tomkins PLC ..........................................         68,100         416,382
Tyco International Ltd. ..............................         12,046         658,013
Unilever NV ..........................................          2,100         144,112
                                                                        -------------
                                                                            5,998,534
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 10.5%
BROADCASTING & MEDIA -- 5.0%
CBS Corp. ............................................          9,700         329,194
Elsevier NV ..........................................          5,700          93,772
Omnicom Group, Inc. ..................................          8,300         390,619
Reuters Group PLC ....................................          1,326          85,610
Tribune Co. ..........................................          7,100         500,550
Vereenigde Ned Uitgevers .............................         15,100         516,382
Vodafone Group PLC ...................................         18,900         196,317

COMMUNICATION EQUIPMENT -- 0.4%
Cox Communications, Inc., Class A+ ...................          4,300         180,600

ENTERTAINMENT PRODUCTS -- 1.0%
Hasbro, Inc. .........................................          7,500         264,844
Mattel, Inc. .........................................          3,700         146,612

LEISURE & TOURISM -- 4.1%
Carnival Corp., Class A ..............................          4,300         299,925
Disney (Walt) Co. ....................................          4,100         437,675
Granada Group PLC ....................................         14,100         253,500
Hilton Hotels Corp. ..................................          4,700         149,813
Hutchison Whampoa Ltd. ...............................         47,000         330,567
McDonald's Corp. .....................................          2,500         150,000
Mirage Resorts, Inc.+ ................................          3,100          75,369
                                                                        -------------
                                                                            4,401,349
                                                                        -------------

INFORMATION TECHNOLOGY -- 18.0%
COMMUNICATION EQUIPMENT -- 3.2%
AirTouch Communications, Inc.+ .......................          6,000         293,625
CIENA Corp.+ .........................................          3,400         144,925

----------------
64

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMMUNICATION EQUIPMENT (CONTINUED)
Nokia Corp., Class A ADR .............................          3,900   $     420,956
Telecomunicacoes de Brasileiras SA ADR+ ..............          1,600         207,700
Tellabs, Inc.+ .......................................          4,300         288,638

COMPUTERS & BUSINESS EQUIPMENT -- 2.6%
Automatic Data Processing, Inc. ......................          4,100         279,056
Compaq Computer Corp. ................................          5,800         150,075
EMC Corp.+ ...........................................          5,600         211,750
Hewlett-Packard Co. ..................................          3,200         202,800
Honeywell, Inc. ......................................          2,900         239,794

ELECTRONICS -- 6.0%
Analog Devices, Inc.+ ................................          9,600         319,200
General Electric Co. .................................         13,300       1,146,294
Getronics NV+ ........................................          4,300         184,585
Intel Corp. ..........................................          1,900         148,319
Linear Technology Corp. ..............................          2,000         138,000
Maxim Integrated Products, Inc.+ .....................          8,300         302,431
Molex, Inc., Class A .................................          2,931          78,587
Philips Electronics NV ...............................          2,600         190,796

SOFTWARE -- 6.2%
Adobe Systems, Inc. ..................................          2,900         131,044
BMC Software, Inc.+ ..................................          5,700         477,731
Cadence Design Systems, Inc.+ ........................          5,800         200,825
Cisco Systems, Inc.+ .................................          3,400         232,475
Microsoft Corp.+ .....................................          6,000         537,000
Networks Associates Inc.+ ............................          3,500         231,875
Oracle Corp.+ ........................................         10,050         317,203
Parametric Technology Corp.+ .........................         15,100         503,019
                                                                        -------------
                                                                            7,578,703
                                                                        -------------
MATERIALS -- 0.3%
CHEMICALS -- 0.3%
Rhone-Poulenc Ltd.+ ..................................          2,700         137,189
                                                                        -------------
REAL ESTATE -- 2.3%
REAL ESTATE COMPANIES -- 0.6%
Security Capital U.S. Realty+ ........................         19,600         258,720

REAL ESTATE INVESTMENT TRUSTS -- 1.7%
Crescent Real Estate Equities Co. ....................          7,300         262,800
Starwood Lodging Trust ...............................          8,300         443,531
                                                                        -------------
                                                                              965,051
                                                                        -------------
UTILITIES -- 3.5%
TELEPHONE -- 3.5%
AT&T Corp. ...........................................          4,500         295,312
MCI Communications Corp. .............................          7,900         391,050
Telecel-Comunicacaoes Pessoais, SA+ ..................          2,200         341,590
Telecom Italia SpA+ ..................................         18,239         111,755

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE (CONTINUED)
WorldCom, Inc.+ ......................................          8,000   $     344,500
                                                                        -------------
                                                                            1,484,207
                                                                        -------------
TOTAL COMMON STOCK (cost $32,490,772) ................                     39,726,138
                                                                        -------------


                                                          PRINCIPAL
SHORT-TERM SECURITIES -- 5.4%                              AMOUNT
-------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 3.2%
Northern Illinois Gas Company 5.53% due 4/13/98 ......  $     426,000         425,215
Reed Elsevier 6.05% due 4/1/98 .......................        939,000         939,000
                                                                        -------------
                                                                            1,364,215
                                                                        -------------

FEDERAL AGENCY OBLIGATIONS -- 2.2%
Federal National Mortgage Association Discount Notes
 5.50% due 4/13/98 ...................................        929,000         927,297
                                                                        -------------
TOTAL SHORT-TERM SECURITIES (cost $2,291,512) ........                      2,291,512
                                                                        -------------

TOTAL INVESTMENTS --
  (cost $34,782,284)                      99.8 %      42,017,650
Other assets less liabilities --           0.2            67,040
                                         ------      -----------
NET ASSETS --                            100.0 %     $42,084,690
                                         ------      -----------
                                         ------      -----------

------------
+   Non-income producing securities
ADR -- American Depository Receipt

See Notes to Financial Statements

----------------
66

----------------

SEASONS SERIES TRUST
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

                                                                  MULTI-       MULTI-                      ASSET
                                                     MULTI-       MANAGED      MANAGED      MULTI-      ALLOCATION:
                                                     MANAGED     MODERATE      INCOME/      MANAGED     DIVERSIFIED
                                                     GROWTH       GROWTH       EQUITY       INCOME        GROWTH          STOCK
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value*.................  $30,631,533  $30,800,823  $23,759,918  $17,123,049  $ 48,280,522    $39,726,138
Short-term securities*...........................      108,761      191,678      227,932      217,523            --      2,291,512
Repurchase agreements (cost equals market).......    2,503,000    2,241,000    1,871,000    1,001,000     2,911,000             --
Cash.............................................       30,336           --       24,536        5,947        94,520          1,012
Foreign currency.................................           --           --           --           10        12,372          3,650
Receivables for --
  Dividends and accrued interest.................      133,340      212,385      252,721      228,417       164,076         40,668
  Fund shares sold...............................       78,087       48,629       59,807       17,077        95,448         82,744
  Foreign currency contracts.....................       78,034      140,462      166,473      156,068       146,055         37,171
  Sales of investments...........................       74,354       59,187       22,168        8,157       758,887         96,221
Unrealized appreciation on forward foreign
  currency
  contracts......................................       14,517       13,992       11,045        8,983        16,158             --
Deferred organizational expenses.................       12,994       12.994       12,994       12,994        12,994         12,994
Prepaid expenses.................................          218          229          171          138           338            284
                                                   -------------------------------------------------------------------------------
                                                    33,665,174   33,721,379   26,408,765   18,779,363    52,492,370     42,292,394
                                                   -------------------------------------------------------------------------------
LIABILITIES:
Payables for --
  Purchases of investments.......................    1,037,833      807,844      228,876      198,454     1,860,383         99,238
  Foreign currency contracts.....................       79,603      143,285      169,819      159,205       145,751         37,221
  Management fees................................       22,865       21,719       16,455       11,107        33,587         29,565
  Fund shares redeemed...........................        5,504        2,071        1,333        1,000         4,716          4,239
Due to custodian bank............................           --       84,620           --           --            --             --
Unrealized depreciation on forward foreign
  currency
  contracts......................................        4,431        4,962        4,545        4,223            --             --
Other accrued expenses...........................       34,377       34,714       30,995       27,591        63,529         37,441
                                                   -------------------------------------------------------------------------------
                                                     1,184,613    1,099,215      452,023      401,580     2,107,966        207,704
                                                   -------------------------------------------------------------------------------
NET ASSETS.......................................  $32,480,561  $32,622,164  $25,956,742  $18,377,783  $ 50,384,404    $42,084,690
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------
Shares of beneficial interest outstanding
  (unlimited shares authorized)..................    2,528,174    2,636,697    2,202,350    1,627,196     4,301,676      2,871,299
Net asset value per share........................       $12.85       $12.37       $11.79       $11.29        $11.71         $14.66
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Capital paid in..................................  $28,862,140  $29,576,002  $24,017,960  $17,301,664  $ 46,818,807    $33,890,379
Accumulated undistributed (distributions in
  excess of) net investment income...............      103,862      152,216      181,493      170,487       169,315         (7,952)
Accumulated undistributed net realized gain
  (loss) on investments..........................       97,251       50,829      143,205       89,341       (80,064)       967,017
Unrealized appreciation on investments...........    3,407,218    2,834,086    1,607,601      811,550     3,460,173      7,235,366
Unrealized foreign exchange gain (loss) on other
  assets and liabilities.........................       10,090        9,031        6,483        4,741        16,173           (120)
                                                   -------------------------------------------------------------------------------
                                                   $32,480,561  $32,622,164  $25,956,742  $18,377,783  $ 50,384,404    $42,084,690
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------

---------------
* Cost
  Investment securities..........................  $27,222,816  $27,964,034  $22,149,115  $16,308,502  $ 44,820,349    $32,490,772
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------

  Short-term securities..........................  $   110,260  $   194,381  $   231,134  $   220,520  $         --    $ 2,291,512
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 1998#

                                                                      MULTI-      MULTI-                     ASSET
                                                          MULTI-     MANAGED     MANAGED       MULTI-     ALLOCATION:
                                                         MANAGED     MODERATE    INCOME/      MANAGED     DIVERSIFIED
                                                          GROWTH      GROWTH      EQUITY       INCOME       GROWTH        STOCK
----------------------------------------------------------------------------------------------------------------------------------
INCOME:
  Interest............................................  $  365,941  $  510,705  $  576,100   $  555,748   $  453,579    $   84,456
  Dividends...........................................      67,242      57,559      34,338       16,104      347,227       220,527
                                                        --------------------------------------------------------------------------
    Total income*.....................................     433,183     568,264     610,438      571,852      800,806       304,983
                                                        --------------------------------------------------------------------------
EXPENSES:
  Management fees.....................................     137,424     135,378     101,740       76,624      208,284       178,227
  Custodian fees......................................      52,639      54,445      48,027       45,115      129,107        50,617
  Auditing fees.......................................      14,255      14,355      14,250       14,195       11,335        11,230
  Reports to investors................................      11,380      11,320       9,000        6,527       17,530        15,405
  Legal fees..........................................       2,415       2,403       2,289        2,251        2,491         3,384
  Amortization of organizational expenses.............       2,241       2,241       2,241        2,241        2,241         2,241
  Trustees' fees......................................       1,183       1,199         957          763        1,881         1,606
  Other expenses......................................       1,296       1,300       1,276        1,257        1,352         1,327
                                                        --------------------------------------------------------------------------
    Total expenses before reimbursement...............     222,833     222,641     179,780      148,973      374,221       264,037
    Expenses reimbursed by the investment adviser.....     (23,646)    (29,927)    (36,590)     (43,490)     (77,724)      (10,325)
                                                        --------------------------------------------------------------------------
Net investment income.................................     233,996     375,550     467,248      466,369      504,309        51,271
                                                        --------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
  Net realized gain on investments....................     450,946     353,817     281,459      189,755      426,906     1,303,958
  Net realized foreign exchange gain (loss) on
    other assets and liabilities......................      18,930      26,437      23,750       26,463          795       (13,405)
  Net unrealized appreciation on investments..........   3,407,218   2,834,086   1,607,601      811,550    3,460,173     7,235,366
  Net unrealized foreign exchange gain (loss) on other
    assets and liabilities............................      10,090       9,031       6,483        4,741       16,173          (120)
                                                        --------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
    foreign exchange..................................   3,887,184   3,223,371   1,919,293    1,032,509    3,904,047     8,525,799
                                                        --------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...........................  $4,121,180  $3,598,921  $2,386,541   $1,498,878   $4,408,356    $8,577,070
                                                        --------------------------------------------------------------------------
                                                        --------------------------------------------------------------------------

---------------
* Net of foreign withholding taxes on interest and
  dividends of........................................  $    1,723  $    1,792  $    1,539   $    1,284   $    7,912    $    5,646
                                                        --------------------------------------------------------------------------
                                                        --------------------------------------------------------------------------

# Commenced operations April 15, 1997

  See Notes to Financial Statements

----------------
68

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MARCH 31, 1998#

                                                                   MULTI-       MULTI-                     ASSET
                                                      MULTI-       MANAGED      MANAGED      MULTI-     ALLOCATION:
                                                      MANAGED     MODERATE      INCOME/     MANAGED     DIVERSIFIED
                                                      GROWTH       GROWTH       EQUITY       INCOME       GROWTH          STOCK
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.............................  $   233,996  $   375,550  $   467,248  $  466,369  $    504,309    $    51,271
Net realized gain on investments..................      450,946      353,817      281,459     189,755       426,906      1,303,958
Net realized foreign exchange gain (loss) on
  other assets and liabilities....................       18,930       26,437       23,750      26,463           795        (13,405)
Net unrealized appreciation/depreciation on
  investments.....................................    3,407,218    2,834,086    1,607,601     811,550     3,460,173      7,235,366
Net unrealized foreign exchange gain (loss) on
  other assets and liabilities....................       10,090        9,031        6,483       4,741        16,173           (120)
                                                    ------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations......................................    4,121,180    3,598,921    2,386,541   1,498,878     4,408,356      8,577,070
                                                    ------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income............     (145,000)    (240,000)    (295,000)   (310,000)     (350,000)       (50,000)
  Distributions from net realized gain on
    investments...................................     (360,000)    (315,000)    (155,000)   (115,000)     (495,000)      (335,000)
                                                    ------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders....................................     (505,000)    (555,000)    (450,000)   (425,000)     (845,000)      (385,000)
                                                    ------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold.........................   35,042,648   36,053,150   30,442,119  24,213,091    58,480,233     47,040,730
Proceeds from shares issued for reinvestment of
  dividends and distributions.....................      505,000      555,000      450,000     425,000       845,000        385,000
Cost of shares repurchased........................   (6,683,267)  (7,029,907)  (6,871,918) (7,334,186)  (12,504,185)   (13,533,110)
                                                    ------------------------------------------------------------------------------
Net increase in net assets resulting from capital
  share transactions..............................   28,864,381   29,578,243   24,020,201  17,303,905    46,821,048     33,892,620
                                                    ------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS......................   32,480,561   32,622,164   25,956,742  18,377,783    50,384,404     42,084,690

NET ASSETS:
Beginning of period...............................            0            0            0           0             0              0
                                                    ------------------------------------------------------------------------------
End of period.....................................  $32,480,561  $32,622,164  $25,956,742  $18,377,783 $ 50,384,404    $42,084,690
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

---------------
Accumulated undistributed (distributions in excess
  of) net investment income.......................  $   103,862  $   152,216  $   181,493  $  170,487  $    169,315    $    (7,952)
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

Shares issued and repurchased:
Sold..............................................    3,051,992    3,193,790    2,768,731   2,243,277     5,347,715      3,890,293
Issued in reinvestment of dividends and
  distributions...................................       43,395       48,593       40,581      39,192        77,457         30,323
Repurchased.......................................     (567,213)    (605,686)    (606,962)   (655,273)   (1,123,496)    (1,049,317)
                                                    ------------------------------------------------------------------------------
Net increase......................................    2,528,174    2,636,697    2,202,350   1,627,196     4,301,676      2,871,299
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

# Commenced operations April 15, 1997

  See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS: Seasons Series Trust ("the Trust"), organized as a Massachusetts business trust on October 10, 1995, is an open-end, management investment company. It was established to provide a funding medium for certain annuity contracts issued by Variable Annuity Account Five (the "Account"), a separate account of Anchor National Life Insurance Company (the "Life Company"), organized under the laws of the state of Arizona.

The Trust currently issues six separate series of shares ("Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objective. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

The investment objectives for each portfolio are as follows:

The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.

The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.

The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.
The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.
The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO seeks capital appreciation.

The STOCK PORTFOLIO seeks long-term capital appreciation, and secondarily, increasing dividend income through investments primarily in well-established growth companies.

SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser"), an indirect, wholly owned subsidiary of the Life Company, serves as investment adviser for all the Portfolios of the Trust. Janus Capital Corporation ("Janus") and Wellington Management Company, LLP ("WMC") both serve as subadvisers for each of the Multi-Managed Portfolios. Each of Janus and WMC manages one particular portion of the assets (each, a "Managed Component" or "component") of each of the Multi-Managed Portfolios, subject to the supervision of SunAmerica. Putnam Investment Management, Inc. ("Putnam") serves as subadviser for the Asset
Allocation: Diversified Growth Portfolio and T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as subadviser for the Stock Portfolio, each subject to the supervision of SunAmerica. (Janus, WMC, Putnam and T. Rowe Price are referred to herein individually as a "Subadviser," and collectively as the "Subadvisers.") In addition to being responsible for overall supervision of each Portfolio, SunAmerica manages one or more particular components of each of the Multi-Managed Portfolios.

Each Multi-Managed Portfolio is organized as a "non-diversified" Portfolio of the Trust (as such term is defined under the Investment Company Act of 1940, as amended), subject, however, to certain tax diversification requirements.

Investments in each Multi-Managed Portfolio (and redemption requests) will be allocated among the Managed Components of such Portfolio as described in the chart below. The Trust expects that differences in investment returns among the Managed Components of a Multi-Managed Portfolio will cause the actual percentage of the Portfolio's assets allocated to each component to vary from the target allocation over the course of a calendar quarter. Accordingly, the assets of each Multi-Managed Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

                           Managed Components As a Target Percentage
                                of each Multi-Managed Portfolio
                 --------------------------------------------------------------
                   SunAmerica/                                        WMC/
                   Aggressive        Janus/        SunAmerica/        Fixed
                     Growth          Growth         Balanced         Income
   PORTFOLIO        component       component       component       component
---------------  ---------------  -------------  ---------------  -------------
Multi-Managed
  Growth
  Portfolio               20%             40%             20%             20%
Multi-Managed
  Moderate
  Growth
  Portfolio               18%             28%             18%             36%
Multi-Managed
  Income/
  Equity
  Portfolio                0%             18%             28%             54%
Multi-Managed
  Income
  Portfolio                0%              8%             17%             75%

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of

----------------
70
the Trust at March 31, 1998, and the results of its operations, the changes in its net assets and its financial highlights for the period then ended. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

Dividends from net investment income and capital gain distributions, if any, are paid annually.

The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

                                                                ----------------

For the period ended March 31, 1998, the reclassification arising from "book/tax" differences resulted in increases (decreases) to the components of net assets as follows:

                         Accumulated     Accumulated
                        Undistributed   Undistributed
                        Net Investment  Net Realized    Paid-In
                        Income/(Loss)    Gain/(Loss)    Capital
                        --------------  -------------  ---------
Multi-Managed Growth
  Portfolio               $   14,866     $   (12,625)  $  (2,241)
Multi-Managed Moderate
  Growth Portfolio            16,666         (14,425)     (2,241)
Multi-Managed Income/
  Equity Portfolio             9,245          (7,004)     (2,241)
Multi-Managed Income
  Portfolio                   14,118         (11,877)     (2,241)
Asset Allocation:
  Diversified Growth
  Portfolio                   15,006         (12,765)     (2,241)
Stock Portfolio               (9,223)         11,464      (2,241)

ORGANIZATIONAL EXPENSES: Costs incurred by the Adviser in connection with the organization and registration of the Trust amounted to $91,410. Organizational expenses are amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations.

3. OPERATING POLICIES:
REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repo transactions with other affiliated investment companies.

At March 31, 1998, the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/ Equity and Multi-Managed Income Portfolios had a 2.2%, 1.6%, 1.0% and 0.3%, respectively, undivided interest, representing $2,153,000, $1,566,000, $1,011,000 and $256,000, respectively, in principal amount, in a joint repo with PaineWebber, Inc., which is dated March 31, 1998, bears interest at the rate of 5.75% per annum, has a principal amount of $97,641,000 and a repurchase price of $97,656,595, matures April 1, 1998 and is collateralized by $50,000,000 of U.S. Treasury Bonds (bearing interest at the rate of 6.375% per annum and maturing January 15, 1999) and $47,885,000 of U.S. Treasury Notes (bearing interest at the rate of 6.25% per annum and maturing June 30, 1998), which together have an approximate value of $99,682,597.

In addition, at March 31, 1998, the above-mentioned Portfolios had a 0.4%, 0.7%, 0.9% and 0.8%, respectively, undivided interest, representing $350,000, $675,000, $860,000 and $745,000, respectively, in principal amount, in a joint repo with Swiss Bank Corp., which is dated March 31, 1998, bears interest at a rate of 5.90% per annum, has a principal amount of $99,645,000 and a repurchase price of $99,661,331, matures April 1, 1998 and is collateralized by $99,160,000 of U.S. Treasury Bonds, which bear interest at a rate of 5.875% per annum, mature November 15, 1999 and have an approximate value of $101,705,597.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

4. PORTFOLIO SECURITIES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

----------------
72

The amounts of aggregate unrealized gain (loss) and the cost of investment securities, including short-term securities at March 31, 1998, were as follows:

                                                        MULTI-          MULTI-
                                        MULTI-          MANAGED         MANAGED
                                        MANAGED        MODERATE         INCOME/
                                        GROWTH          GROWTH          EQUITY
                                     -------------   -------------   -------------
Cost...............................  $  29,856,314   $  30,426,930   $  24,256,123
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
Aggregate unrealized
  gain.............................  $   3,554,293   $   2,960,459   $   1,667,071
Aggregate unrealized
  (loss)...........................       (167,313)       (153,888)        (64,344)
                                     -------------   -------------   -------------
Unrealized gain (loss), net........  $   3,386,980   $   2,806,571   $   1,602,727
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------

                                                         ASSET
                                        MULTI-        ALLOCATION:
                                        MANAGED       DIVERSIFIED
                                        INCOME          GROWTH          STOCK*
                                     -------------   -------------   -------------
Cost...............................  $  17,531,121   $ 47,831,779    $  34,831,336
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
Aggregate unrealized
  gain.............................  $     863,083   $  3,872,944    $   7,443,311
Aggregate unrealized
  (loss)...........................        (52,632)      (513,201)        (256,997)
                                     -------------   -------------   -------------
Unrealized gain (loss), net........  $     810,451   $  3,359,743    $   7,186,314
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------

*Post 10/31/97 Currency Loss Deferrals: Stock Portfolio $7,952

5. MANAGEMENT OF THE TRUST: The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Management Agreement") with SunAmerica to handle the Trust's day-to-day affairs, to provide investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SunAmerica.

Pursuant to the Management Agreement entered into between the Adviser and the Trust, on behalf of each Portfolio, each Portfolio pays the Adviser a fee, payable monthly, computed daily at the annual rates of .89% of average daily net assets ("Assets") for the Multi-Managed Growth Portfolio, .85% of Assets for the Multi-Managed Moderate Growth Portfolio, .81% of Assets for the Multi-Managed Income/Equity Portfolio, .77% of Assets for the Multi-Managed Income Portfolio,
 .85% of Assets for the Asset Allocation: Diversified Growth Portfolio and .85% of Assets for the Stock Portfolio.

The Management Agreement authorizes SunAmerica to retain one or more subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for portfolio transactions. The organizations below serve as Subadvisers to the portfolios pursuant to Subadvisory Agreements with SunAmerica. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers' fees. All Subadvisory fees are payable by the Adviser to the respective Subadviser and do not increase Portfolio expenses.

Each Subadviser is paid monthly by SunAmerica a fee equal to a percentage of the Assets of the Portfolio allocated to the Subadviser. SunAmerica has agreed to pay Janus a composite fee of .60% on the first $200 million and .55% on Assets over $200 million, and WMC a composite fee of .225% on the first $100 million,
 .125% on the next $100 million and .10% on Assets over $200 million, in each case based on the aggregate Assets it manages in the four Multi-Managed Portfolios. In addition, SunAmerica has agreed to pay each of Putnam and T. Rowe Price a fee at the following annual rates, expressed as a percentage of the Assets of the respective Portfolio: with regard to the Asset Allocation:
Diversified Growth Portfolio, .55% on the first $150 million, .50% on the next $150 million, and .40% on Assets over $300 million; and, with regard to the Stock Portfolio, .50% on the first
$40 million, and .40% on Assets over $40 million.

The Adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the Portfolio's Assets: Multi-Managed Growth Portfolio, 1.29%; Multi-Managed Moderate Growth Portfolio, 1.21%; Multi-Managed Income/Equity Portfolio, 1.14%; Multi-Managed Income Portfolio, 1.06%; Asset
Allocation: Diversified Growth Portfolio, 1.21%; and Stock Portfolio, 1.21%. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations.

As of March 31, 1998 the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/ Equity, Multi-Managed Income, Asset Allocation:
Diversified Growth and Stock Portfolios had $23,646, $29,927, $36,590, $43,490, $77,724 and $10,325, respectively of expenses previously waived or reimbursed by SunAmerica that are subject to recoupment.

                                                                ----------------

6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the period ended March 31, 1998 was as follows:

                                                        MULTI-          MULTI-
                                        MULTI-          MANAGED         MANAGED
                                        MANAGED        MODERATE         INCOME/
                                        GROWTH          GROWTH          EQUITY
                                     -------------   -------------   -------------
Purchases of portfolio
  securities.......................  $  35,894,408   $  33,135,912   $  14,168,748
Sales of portfolio
  securities.......................     13,873,382      12,617,018       4,454,319
U.S. government securities excluded
  above were as follows:
Purchases of U.S. government
  securities.......................      5,960,693       8,680,405      10,726,571
Sales of U.S. government
  securities.......................      1,161,775       1,345,525         623,050

                                                         ASSET
                                        MULTI-        ALLOCATION:
                                        MANAGED       DIVERSIFIED
                                        INCOME          GROWTH           STOCK
                                     -------------   -------------   -------------
Purchases of portfolio
  securities.......................  $  12,987,914   $ 57,436,026    $  40,350,278
Sales of portfolio securities......      2,802,873     18,795,159        9,163,643
U.S. government securities excluded
  above were as follows:
Purchases of U.S. government
  securities.......................      7,730,456     24,929,084               --
Sales of U.S. government
  securities.......................      1,450,852     18,958,186               --

----------------
74

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------

                                                                    DIVIDENDS
                                                                    DECLARED     DIVIDENDS     NET                  NET
            NET ASSET                 NET REALIZED &                FROM NET     FROM NET     ASSET               ASSETS
              VALUE        NET          UNREALIZED     TOTAL FROM    INVEST-     REALIZED     VALUE               END OF
  PERIOD    BEGINNING   INVESTMENT    GAIN(LOSS) ON    INVESTMENT     MENT        GAIN ON     END OF    TOTAL     PERIOD
  ENDED     OF PERIOD  INCOME(1)(2)    INVESTMENTS     OPERATIONS    INCOME     INVESTMENTS   PERIOD  RETURN(3)   (000'S)
-------------------------------------------------------------------------------------------------------------------------

                                             Multi-Managed Growth Portfolio

4/15/97-
3/31/98      $10.00       $0.18           $2.95          $3.13        $(0.08)      $(0.20)    $12.85    31.55%    $32,481

                                         Multi-Managed Moderate Growth Portfolio
4/15/97-
3/31/98       10.00        0.27            2.40           2.67        (0.13)       (0.17)     12.37     26.86      32,622

                                          Multi-Managed Income/Equity Portfolio
4/15/97-
3/31/98       10.00        0.41            1.68           2.09        (0.20)       (0.10)     11.79     21.10      25,957

                                             Multi-Managed Income Portfolio
4/15/97-
3/31/98       10.00        0.51            1.15           1.66        (0.27)       (0.10)     11.29     16.81      18,378

                                     Asset Allocation: Diversified Growth Portfolio
4/15/97-
3/31/98       10.00        0.23            1.76           1.99        (0.12)       (0.16)     11.71     20.09      50,384

                                                     Stock Portfolio
4/15/97-
3/31/98       10.00        0.03            4.80           4.83        (0.02)       (0.15)     14.66     48.59      42,085

----------
            ----------------------------------------------------

                           RATIO OF NET
              RATIO OF      INVESTMENT                 AVERAGE
            EXPENSES TO     INCOME TO                 COMMISSION
  PERIOD    AVERAGE NET    AVERAGE NET    PORTFOLIO      PER
  ENDED     ASSETS(5)(6)   ASSETS(5)(6)   TURNOVER     SHARE(4)
----------
            ----------------------------------------------------

                       Multi-Managed Growth Portfolio
4/15/97-
3/31/98       1.29%          1.52%           114%       $.0493

                  Multi-Managed Moderate Growth Portfolio
4/15/97-
3/31/98       1.21           2.36            101         .0502

                   Multi-Managed Income/Equity Portfolio
4/15/97-
3/31/98       1.14           3.72             46         .0474

                       Multi-Managed Income Portfolio
4/15/97-
3/31/98       1.06           4.69             47         .0520

               Asset Allocation: Diversified Growth Portfolio
4/15/97-
3/31/98       1.21           2.06            166         .0358

                              Stock Portfolio
4/15/97-
3/31/98       1.21           0.24             46         .0339

----------------------------------

(1) Calculated based upon average shares outstanding

(2) After fee waivers and expense reimbursements by the investment adviser

(3) Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

(4) The average commission per share is derived by dividing the agency commissions paid on equity securities trades by the number of shares purchased or sold.

(5) Annualized

(6) During the period April 15, 1997 (commencement of operations) through March 31, 1998, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                    EXPENSES (5)   NET INVESTMENT INCOME (5)
                                                    ------------   -------------------------
Multi-Managed Growth Portfolio....................      1.44%                1.37%
Multi-Managed Moderate Growth Portfolio...........      1.40                 2.17
Multi-Managed Income/Equity Portfolio.............      1.43                 3.43
Multi-Managed Income Portfolio....................      1.50                 4.25
Asset Allocation: Diversified Growth Portfolio....      1.53                 1.74
Stock Portfolio...................................      1.26                 0.19

See Notes to Financial Statements

                                                                ----------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Seasons Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio, and Stock Portfolio (constituting the six portfolios of Seasons Series Trust, hereafter referred to as the "Trust") at March 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period April 15, 1997 (commencement of operations) through March 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
May 12, 1998

----------------
76

----------------

SEASONS SERIES TRUST
SHAREHOLDERS TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Seasons Series Trust is required to be provided to the shareholders based upon each Portfolio's income and distributions for the year ended March 31, 1998.

During the year ended March 31, 1998 the Portfolios paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                                                                                    QUALIFYING %
                                                                                          NET          FOR THE
                                                                             NET       SHORT-TERM   70% DIVIDENDS
                                                               TOTAL      INVESTMENT    CAPITAL       RECEIVED
                                                             DIVIDENDS      INCOME       GAINS        DEDUCTION
                                                             ----------   ----------   ----------   -------------
Multi-Managed Growth Portfolio.............................    $ .28        $ .08        $ .20           7.08%
Multi-Managed Moderate Growth Portfolio....................      .30          .13          .17           5.70
Multi-Managed Income/Equity Portfolio......................      .30          .20          .10           3.75
Multi-Managed Income Portfolio.............................      .37          .27          .10           2.07
Asset Allocation: Diversified Growth Portfolio.............      .28          .12          .16          22.96
Stock Portfolio............................................      .17          .02          .15          10.14

                                                                ----------------
                                                                              77

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
GROWTH PORTFOLIO                      INVESTMENT PORTFOLIO -- SEPTEMBER 30, 1998

                                                                     (UNAUDITED)

COMMON STOCK -- 63.1%                        SHARES           VALUE
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 4.2%
APPAREL & TEXTILES -- 0.6%
Gerber Childrenswear, Inc.+ ............          2,100   $      16,669
Mohawk Industries, Inc.+ ...............          4,800         131,400
Movado Group, Inc. .....................          3,000          63,000
Oakley, Inc.+ ..........................          7,000          67,375

AUTOMOTIVE -- 0.6%
Federal-Mogul Corp. ....................          3,225         150,769
Ford Motor Co. .........................          1,000          46,938
General Motors Corp. ...................          1,000          54,687

HOUSING -- 0.0%
Krause's Furniture, Inc.+ ..............          3,600           4,275

RETAIL -- 3.0%
Abercrombie & Fitch Co.+@ ..............          3,300         145,200
Amazon.com, Inc.+ ......................            995         111,067
CDnow, Inc.+ ...........................          2,600          23,400
Costco Cos., Inc.+ .....................          3,155         149,468
CVS Corp. ..............................          2,700         118,294
Dayton Hudson Corp. ....................          1,700          60,775
Elder-Beerman Stores Corp.+ ............          4,100          71,237
Federated Department Stores, Inc.+ .....            900          32,738
Gap, Inc. ..............................          2,900         152,975
Home Depot, Inc. .......................          4,600         181,700
Mac-Gray Corp.+ ........................          4,500          40,500
Office Depot, Inc.+ ....................          2,200          49,362
Restoration Hardware, Inc.+ ............          1,300          26,813
Sunglass Hut International, Inc.+ ......          5,000          28,750
U.S. Vision, Inc.+ .....................          3,000          25,125
Wal-Mart Stores, Inc. ..................          2,900         158,412
                                                          -------------
                                                              1,910,929
                                                          -------------

CONSUMER STAPLES -- 0.3%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Philip Morris Cos., Inc. ...............          1,700          78,306
UST, Inc. ..............................            600          17,738

HOUSEHOLD PRODUCTS -- 0.1%
Colgate-Palmolive Co. ..................            700          47,950
                                                          -------------
                                                                143,994
                                                          -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
ENERGY -- 1.6%
ENERGY SERVICES -- 0.6%
Schlumberger Ltd. ......................          1,000   $      50,312
Transocean Offshore, Inc. ..............          6,145         213,155

ENERGY SOURCES -- 1.0%
Chevron Corp. ..........................          1,000          84,062
Enron Corp. ............................            900          47,531
Exxon Corp. ............................            800          56,150
Mobil Corp. ............................            500          37,969
Ocean Rig ASA+ ....................(NOK)        117,089          46,399
Royal Dutch Petroleum Co. ..............          1,400          66,675
Smith International, Inc.+ .............          3,600          98,775
Texaco, Inc. ...........................            800          50,150
                                                          -------------
                                                                751,178
                                                          -------------

FINANCE -- 5.9%
BANKS -- 2.3%
Ambanc Holding Co., Inc. ...............            325           4,225
Bank of New York Co., Inc. .............         10,390         284,426
Chase Manhattan Corp. ..................            800          34,600
Citicorp ...............................            250          23,234
Crestar Financial Corp. ................            675          38,306
First Union Corp. ......................            700          35,831
Firstar Corp. ..........................          1,575          79,734
Golden State Bancorp, Inc.+ ............          1,600          31,900
Hamilton Bancorp, Inc.+ ................          1,600          41,700
Hibernia Corp., Class A ................          2,500          36,094
Mellon Bank Corp. ......................          1,000          55,063
NationsBank Corp. ......................            680          36,380
Star Banc Corp. ........................          2,245         148,451
Summit Bancorp. ........................          1,350          50,625
U.S. Bancorp ...........................          4,170         148,296

FINANCIAL SERVICES -- 2.4%
American Express Co. ...................            900          69,862
American General Corp. .................            700          44,713
Associates First Capital Corp., Class
  A ....................................          4,140         270,135
Capital One Financial Corp. ............          1,000         103,500
Equitable Cos., Inc. ...................            700          28,963
Federal National Mortgage
  Association ..........................            800          51,400
Fleet Financial Group, Inc. ............          2,100         154,219
HealthCare Financial Partners, Inc.+ ...          1,800          75,600
Household International, Inc. ..........          1,000          37,500
Morgan Stanley, Dean Witter & Co. ......            400          17,225
Newcourt Credit Group, Inc. ............          2,475          64,659
PaineWebber Group, Inc. ................            900          27,000
Providian Financial Corp. ..............          1,000          84,812
Raymond James Financial, Inc. ..........          1,300          27,300
Travelers Group, Inc. ..................            900          33,750

INSURANCE -- 1.2%
Aetna, Inc. ............................            300          20,850
Allstate Corp. .........................          1,400          58,362

----------------
2

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Annuity & Life Re Holdings Ltd.+ .......          2,100   $      41,475
Chubb Corp. ............................            300          18,900
Reliance Group Holdings, Inc. ..........          4,000          56,250
The Hartford Financial Services Group,
  Inc. .................................            800          37,950
UNUM Corp. .............................          6,715         333,652
                                                          -------------
                                                              2,706,942
                                                          -------------

HEALTHCARE -- 10.6%
DRUGS -- 7.7%
Abbott Laboratories, Inc. ..............            800          34,750
ALZA Corp.+ ............................          9,935         430,931
Amgen, Inc.+ ...........................            900          68,006
Biogen, Inc.+ ..........................          1,100          72,394
Bristol-Myers Squibb Co. ...............            500          51,938
Centocor, Inc.+ ........................          8,245         326,708
Eli Lilly & Co. ........................          6,675         522,736
Merck & Co., Inc. ......................            600          77,737
Pfizer, Inc. ...........................          6,050         640,922
Pharmacia & Upjohn, Inc. ...............          4,085         205,016
Sepracor, Inc.+@ .......................          1,000          65,750
Warner-Lambert Co. .....................         13,865       1,046,807

HEALTH SERVICES -- 1.2%
IMS Health, Inc. .......................          5,490         340,037
Omnicare, Inc. .........................          3,904         137,616
Sunrise Assisted Living, Inc.+ .........          1,000          34,312
Vision Twenty-One, Inc.+ ...............            500           3,469

MEDICAL PRODUCTS -- 1.7%
ADAC Laboratories ......................          1,400          33,600
Allegiance Corp. .......................          1,000          29,750
Baxter International, Inc. .............          1,000          59,500
Johnson & Johnson ......................            800          62,600
Medaphis Corp.+ ........................          8,200          36,900
MedImmune, Inc.+ .......................          1,800         116,550
Nanogen, Inc.+ .........................          4,500          16,453
Schering-Plough Corp. ..................            600          62,138
Sofamor Danek Group, Inc.+ .............          4,140         368,460
United States Surgical Corp. ...........            125           5,211
                                                          -------------
                                                              4,850,291
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 4.2%
AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
Orbital Sciences Corp.+ ................          2,855          80,118

BUSINESS SERVICES -- 2.4%
Apollo Group, Inc., Class A+ ...........          2,490          69,409
Caliber Learning Network, Inc.+ ........          3,050          18,491
D.R. Horton, Inc. ......................          2,700          43,200
Delta & Pine Land Co. ..................          3,640         160,160
DSET Corp.+ ............................          6,600          56,100

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
HA-LO Industries, Inc.+ ................          4,100   $     119,925
ITT Educational Services, Inc.+ ........          3,100          99,200
Paychex, Inc. ..........................          2,200         113,437
RCM Technologies, Inc.+ ................          4,700          69,325
Service Corp. International ............          1,000          31,875
Storage Technology Corp.+ ..............          1,700          43,244
Sylvan Learning Systems, Inc.+ .........          3,500          81,813
Technology Solutions Co.+ ..............          3,805          42,806
The Kroll O'Gara Co.+ ..................          3,900          91,162
Waste Management, Inc.+ ................          1,100          52,869

MACHINERY -- 0.1%
United Technologies Corp. ..............            900          68,794

MULTI-INDUSTRY -- 1.3%
Raisio Group PLC .......................          9,708         141,291
Republic Industries, Inc.+ .............          1,400          20,387
Tyco International Ltd. ................          8,360         461,890

TRANSPORTATION -- 0.2%
Atlas Air, Inc.+ .......................          1,200          34,425
Burlington Northern Santa Fe Corp. .....          1,200          38,400
                                                          -------------
                                                              1,938,321
                                                          -------------

INFORMATION & ENTERTAINMENT -- 8.4%
BROADCASTING & MEDIA -- 7.2%
Cablevision Systems Corp., Class A+ ....          2,900         125,244
Capstar Broadcasting Corp., ClassA+ ....            635           9,803
Chancellor Media Corp.+ ................          4,860         162,203
Cinar Films, Inc., Class B+ ............          3,600          64,575
Cox Communications, Inc., Class A+ .....          4,695         256,464
DoubleClick, Inc.+ .....................          1,800          42,975
Jacor Communications, Inc.+ ............          1,200          60,750
Lamar Advertising Co.+ .................          3,875         108,500
Liberty Media Group, Series A+ .........          6,420         235,534
MediaOne Group, Inc. + .................         17,960         798,097
Outdoor Systems, Inc.+ .................          7,220         140,790
Penton Media, Inc. .....................          3,975          54,159
Scientific-Atlanta, Inc. ...............          5,300         111,963
Snyder Communications, Inc.+ ...........          2,900          97,150
Source Media, Inc.+ ....................            800           6,300
Time Warner, Inc. ......................         11,549       1,011,259
United International Holdings, Inc.+ ...          2,230          21,603

ENTERTAINMENT PRODUCTS -- 0.1%
Lumen Technologies, Inc.+ ..............         10,500          52,500
SportsLine USA, Inc.+ ..................          1,000          17,437

LEISURE & TOURISM -- 1.1%
Carnival Corp., Class A ................          3,440         109,435
Family Golf Centers, Inc.+ .............            900          15,975
McDonald's Corp. .......................            800          47,750

----------------
4

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
Outback Steakhouse, Inc.+ ..............          3,050   $      80,444
Preview Travel, Inc.+ ..................          1,300          23,725
Primadonna Resorts, Inc. ...............          4,500          34,594
Royal Caribbean Cruises Ltd. ...........          3,200          85,000
Steiner Leisure Ltd.+ ..................          4,100          64,062
Travel Services International, Inc.+ ...          3,200          43,400
                                                          -------------
                                                              3,881,691
                                                          -------------

INFORMATION TECHNOLOGY -- 25.2%
COMMUNICATION EQUIPMENT -- 2.3%
Ascend Communications, Inc.+ ...........          4,200         191,100
General Instrument Corp.+ ..............          3,615          78,175
Lucent Technologies, Inc. ..............          2,400         165,750
Nokia Corp., Class A ADR ...............          7,710         604,753

COMPUTERS & BUSINESS EQUIPMENT -- 3.0%
Apple Computer, Inc.+ ..................          5,500         209,687
AVT Corp.+ .............................          1,400          31,675
Compaq Computer Corp. ..................          1,000          31,625
Dell Computer Corp.+ ...................          6,625         435,594
EMC Corp.+ .............................          2,500         142,969
FORE Systems, Inc.+ ....................          5,000          83,125
HBO & Co. ..............................          3,700         106,838
Hewlett-Packard Co. ....................            400          21,175
Honeywell, Inc. ........................            400          25,625
International Business Machines
  Corp. ................................          1,000         128,000
Micron Technology, Inc.+ ...............          1,150          35,003
Network Appliance, Inc.+ ...............          2,300         116,437

ELECTRONICS -- 2.0%
General Electric Co. ...................          2,225         177,027
Intel Corp. ............................          1,000          85,750
Maxim Integrated Products, Inc.+ .......          4,725         131,709
Motorola, Inc. .........................            800          34,150
Pittway Corp., Class A .................          8,610         205,564
Rambus, Inc.+ ..........................          1,600         102,400
Texas Instruments, Inc. ................          1,000          52,750
Vitesse Semiconductor Corp.+ ...........          5,765         136,198

SOFTWARE -- 10.5%
America Online, Inc.+@ .................          6,414         713,557
AnswerThink Consulting Group+ ..........          3,400          61,413
Aspect Development, Inc.+ ..............          1,110          43,706
Aspen Technology, Inc.+ ................          6,450         172,538
At Home Corp., Series A+ ...............          5,235         250,626
BMC Software, Inc.+ ....................            900          54,056
Broadcast.com, Inc.+ ...................             60           2,423
BroadVision, Inc.+ .....................          2,400          25,350
Cadence Design Systems, Inc.+ ..........          9,190         234,919
Cisco Systems, Inc.+ ...................         14,260         881,446
CMG Information Services, Inc.+ ........          1,500          79,875
Compuware Corp.+ .......................          3,300         194,287

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
SOFTWARE (CONTINUED)
Entrust Technologies, Inc.+ ............          3,800   $      56,288
Excite, Inc.+ ..........................          1,300          53,056
Icon CMT Corp.+ ........................          3,300          36,713
Intuit, Inc.+ ..........................          3,370         156,916
J.D. Edwards & Co.+ ....................          2,700         129,600
Keane, Inc.+ ...........................          1,450          50,931
Legato Systems, Inc.+ ..................          1,000          51,375
Lycos, Inc.+ ...........................          2,100          71,006
Microsoft Corp.+ .......................          8,305         914,069
Mobius Management Systems, Inc.+ .......          2,600          15,600
Pegrine Systems, Inc.+ .................          2,500         100,625
Sapient Corp.+ .........................          6,160         210,210
Sun Microsystems, Inc.+ ................            500          24,906
Wind River Systems+ ....................          2,945         139,151
Yahoo!, Inc.+@ .........................            700          90,650

TELECOMMUNICATIONS -- 7.4%
Comcast Corp., Class A .................         23,380       1,097,399
Frontier Corp. .........................          5,200         142,350
Global Crossing Ltd.+ ..................            505          10,542
GST Telecommunications, Inc+ ...........         11,600          72,500
ICG Communications, Inc.+ ..............          4,600          77,625
Intermedia Communications, Inc.+ .......          1,900          46,669
Primus Telecommunications Group,
  Inc.+ ................................          2,200          19,112
Qwest Communications International,
  Inc.+ ................................          4,600         144,037
Saville Systems PLC ADR+ ...............            900          13,050
STARTEC Global Communications Corp.+ ...          1,550          10,656
Tele-Communications, Inc., TCI Ventures
  Group, Series A+ .....................         37,715         676,513
Tele-Communications, Inc., Series A+ ...         25,321         990,684
Western Wireless Corp., Class A+ .......          6,825         121,997
                                                          -------------
                                                             11,571,505
                                                          -------------

MATERIALS -- 1.0%
CHEMICALS -- 0.9%
du Pont (E.I.) de Nemours & Co. ........          1,000          56,125
Monsanto Co. ...........................          6,120         345,015
North American Scientific, Inc.+ .......          2,400          11,400

METALS & MINERALS -- 0.1%
Martin Marietta Materials, Inc. ........            700          30,231
                                                          -------------
                                                                442,771
                                                          -------------

UTILITIES -- 1.7%
ELECTRIC UTILITIES -- 0.4%
GPU, Inc. ..............................          1,000          42,500
Niagara Mohawk Power Corp.+ ............         10,100         155,288

GAS & PIPELINE UTILITIES -- 0.1%
Consolidated Natural Gas Co. ...........            700          38,150

----------------
6

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE -- 1.2%
AT&T Corp. .............................          2,400   $     140,250
Century Telephone Enterprises, Inc. ....          2,075          98,044
GTE Corp. ..............................            600          33,000
MCI WorldCom, Inc.+ ....................          2,000          97,750
SBC Communications, Inc. ...............          1,200          53,325
Telecom Italia SpA .....................         19,632         135,288
                                                          -------------
                                                                793,595
                                                          -------------
TOTAL COMMON STOCK (cost $27,389,591)...                     28,991,217
                                                          -------------


PREFERRED STOCK -- 0.0%
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
Viatel, Inc., Series A 10.00%(1) (cost
  $166).................................              2             149
                                                          -------------

                                            PRINCIPAL
BONDS & NOTES -- 25.4%                       AMOUNT
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.4%
APPAREL & TEXTILES -- 0.0%
Galey & Lord, Inc. 9.13% 2008 ..........  $       5,000           4,300

AUTOMOTIVE -- 0.0%
Accuride Corp., Series B 9.25% 2008* ...          5,000           4,787

HOUSING -- 0.0%
Engle Homes, Inc., Series C 9.25%
  2008 .................................          5,000           4,800
Falcon Building Products, Inc. 9.50%
  2007 .................................          5,000           4,250
Standard Pacific Corp. 8.50% 2007 ......         10,000           9,550

RETAIL -- 0.4%
Amazon.com, Inc. zero coupon 2008(2) ...        188,000         103,400
Duane Reade, Inc. 9.25% 2008 ...........          5,000           4,850
Fred Meyer, Inc. 7.38% 2005 ............         25,000          25,953
J.C. Penney Co., Inc. 7.40% 2037 .......         20,000          22,020
                                                          -------------
                                                                183,910
                                                          -------------

CONSUMER STAPLES -- 0.1%
FOOD, BEVERAGE & TOBACCO -- 0.1%
Aurora Foods, Inc., Series B 8.75%
  2008 .................................          5,000           5,063
Nash Finch Co. 8.50% 2008 ..............          5,000           4,700
Panamerican Beverages, Inc. 8.13%
  2003 .................................         30,000          30,883

HOUSEHOLD PRODUCTS -- 0.0%
Revlon Worldwide Corp. zero coupon
  2001 .................................         10,000           7,650
                                                          -------------
                                                                 48,296
                                                          -------------

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
ENERGY -- 0.3%
ENERGY SERVICES -- 0.0%
Dailey International, Inc. 9.50%
  2008 .................................  $       5,000   $       3,000

ENERGY SOURCES -- 0.3%
Abraxas Petroleum Corp. 11.50% 2004 ....          5,000           3,900
Cross Timbers Oil Co., Class B 8.75%
  2009 .................................          5,000           4,500
Newfield Exploration Co., Series B 7.45%
  2007 .................................         10,000           9,930
P&L Coal Holdings Corp. 9.63% 2008* ....         10,000           9,825
Petroleos Mexicano 9.00% 2007 ..........         25,000          20,312
Sonat, Inc. 6.88% 2005 .................         65,000          69,560
Tesoro Petroleum Corp., Series B 9.00%
  2008 .................................          5,000           4,813
YPF Sociedad Anonima 8.00% 2004 ........         15,000          13,613
                                                          -------------
                                                                139,453
                                                          -------------

FINANCE -- 5.3%
BANKS -- 1.2%
Banc One Corp. 8.00% 2027 ..............         18,000          21,043
Bank One Columbus 7.38% 2002 ...........         25,000          26,817
Banponce Financial Corp. 6.75% 2001 ....         20,000          20,713
Credit National 7.00% 2005 .............         20,000          21,064
Export Import Bank of Korea 6.50%
  2006 .................................         35,000          26,853
First Chicago NBD Corp. 7.25% 2004 .....         60,000          64,776
First Republic Bancorp 7.75% 2012 ......         25,000          27,846
First Union-Lehman Brothers Commercial
  Mortgage Corp. 6.60% 2007 ............        115,000         118,717
Korea Development Bank 7.13% 2001 ......         15,000          13,095
National City Corp. 7.20% 2005 .........         80,000          86,701
NBD Bank SA 8.25% 2024 .................         25,000          29,857
NCNB Co. 9.38% 2009 ....................         32,000          41,101
United States Bancorp 7.50% 2026 .......         50,000          55,798
Western Financial Savings Bank 8.88%
  2007 .................................          5,000           4,200

FINANCIAL SERVICES -- 3.7%
Aesop Funding Corp. 6.14% 2006* ........         60,000          61,762
Allstate Financing II 7.83% 2045 .......         24,000          25,443
AMRESCO, Inc. 9.88% 2005 ...............          5,000           4,000
Arcadia Financial Ltd. 11.50%
  2007(3) ..............................          5,000           3,638
Asset Securitization Corp. 6.66%
  2041 .................................         50,000          52,228
Associates Corp. of North America 7.63%
  2004 .................................         60,000          66,781
ContiFinancial Corp. 8.13% 2008 ........          5,000           4,697
CS First Boston Mortgage Securities
  Corp. 7.24% 2029 .....................         70,000          75,537
Dime Capital Trust I, Series A 9.33%
  2027 .................................         20,000          22,677
Equitable Cos., Inc. 7.00% 2028 ........         60,000          60,982
Finova Capital Corp. 6.63% 2001 ........         50,000          51,512
Finova Capital Corp., Series C 6.39%
  2002 .................................         30,000          31,290
Fleet Mortgage Group, Inc. 6.84%
  2003 .................................         30,000          31,991
Ford Motor Credit Corp. 7.02% 2000 .....         50,000          51,900
GE Capital Mortgage Services, Inc. 6.25%
  2023 .................................         12,740          12,748
General Motors Acceptance Corp. 7.63%
  2003 .................................         60,000          66,101
Morgan Stanley Capital I, Inc. 7.22%
  2007*# ...............................         60,000          64,894
Popular North America, Inc. 6.63%
  2002 .................................         35,000          35,632
Private Export Funding Corp. 5.87%
  2008 .................................        350,000         371,710
Private Export Funding Corp. 6.31%
  2004 .................................        100,000         107,126
Private Export Funding Corp. 6.62%
  2005 .................................        120,000         133,112

----------------
8

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Private Export Funding Corp. 7.03%
  2003 .................................  $      35,000   $      38,485
Private Export Funding Corp. 7.30%
  2002 .................................        125,000         134,785
Private Export Funding Corp. 7.90%
  2000 .................................         35,000          36,644
U.S. West Capital Funding, Inc. 6.25%
  2005 .................................         90,000          95,578
U.S. West Capital Funding, Inc. 6.88%
  2028 .................................         45,000          47,703

INSURANCE -- 0.4%
Cigna Corp. 7.40% 2007 .................         40,000          43,838
Cigna Corp. 7.88% 2027 .................         19,000          20,622
Jackson National Life Insurance Co.
  8.15% 2027* ..........................         22,000          26,619
Lumbermens Mutual Casualty Co. 8.30%
  2037* ................................         40,000          44,814
Metropolitan Life Insurance Co. 7.70%
  2015* ................................         60,000          70,346
                                                          -------------
                                                              2,453,776
                                                          -------------

HEALTHCARE -- 0.5%
HEALTH SERVICES -- 0.2%
HEALTHSOUTH Corp. 6.88% 2005*(3) .......         60,000          62,871
Tenet Healthcare Corp. 7.88% 2003 ......         20,000          20,300
Tenet Healthcare Corp. 8.13%
  2008*(3) .............................         10,000          10,241

MEDICAL PRODUCTS -- 0.3%
Allegiance Corp. 7.00% 2026 ............         65,000          68,678
Beckman Instruments, Inc. 7.10% 2003 ...         40,000          41,080
Owens & Minor, Inc. 10.88% 2006 ........          5,000           5,300
                                                          -------------
                                                                208,470
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 0.8%
AEROSPACE & MILITARY TECHNOLOGY -- 0.0%
K & F Industries, Inc. 9.25% 2007 ......          5,000           4,900

BUSINESS SERVICES -- 0.4%
Boise Cascade Office Products Co. 7.05%
  2005 .................................        105,000         111,025
Federal Express Corp. 6.72% 2022# ......         80,000          82,400

MACHINERY -- 0.1%
Cincinnati Milacron, Inc. 7.88% 2000 ...         35,000          36,105
Grove Worldwide LLC 9.25% 2008*(3) .....          5,000           4,400
Johnstown America Industries, Inc.
  11.75% 2005 ..........................          5,000           5,244
Numatics, Inc., Series B 9.63% 2008 ....          5,000           4,881

TRANSPORTATION -- 0.3%
AMR Corp. 9.88% 2020 ...................         30,000          41,803
Continental Airlines, Inc. 6.47%
  2004 .................................         40,000          42,523
Continental Airlines, Inc. 6.65%
  2017 .................................         40,000          42,473
MTL, Inc. 10.00% 2006* .................          5,000           4,800
                                                          -------------
                                                                380,554
                                                          -------------

INFORMATION & ENTERTAINMENT -- 0.5%
BROADCASTING & MEDIA -- 0.5%
Allbritton Communications Co. 8.88%
  2008 .................................          5,000           4,950
Century Communications Corp., Series B
  zero coupon 2008 .....................         10,000           4,700
Comcast Cable Communications 8.50%
  2027 .................................         15,000          18,376

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
EchoStar DBS Corp. 12.50% 2002 .........  $       5,000   $       5,213
Granite Broadcasting Corp. 8.88%
  2008* ................................         10,000           9,337
LIN Holdings Corp. zero coupon
  2008*(2) .............................         10,000           6,550
News America Holdings, Inc. 8.00%
  2016 .................................         65,000          71,833
Scholastic Corp. 7.00% 2003 ............         35,000          36,953
Viacom, Inc. 7.75% 2005 ................         40,000          43,194

LEISURE & TOURISM -- 0.0%
Argosy Gaming Co. 13.25% 2004 ..........          5,000           5,313
Fitzgeralds Gaming Corp., Series B
  12.25% 2004 ..........................          5,000           3,500
Loews Cineplex Entertainment Corp. 8.88%
  2008* ................................          5,000           4,950
                                                          -------------
                                                                214,869
                                                          -------------

INFORMATION TECHNOLOGY -- 0.5%
ELECTRONICS -- 0.0%
Advanced Micro Devices, Inc. 11.00%
  2003 .................................          5,000           5,050
Amphenol Corp. 9.88% 2007 ..............          5,000           4,675

SOFTWARE -- 0.0%
Concentric Network Corp. 12.75% 2007 ...          5,000           4,613
PSINet, Inc. 10.00% 2005 ...............          5,000           5,000

TELECOMMUNICATIONS -- 0.5%
AMSC Acquisition, Inc. 12.25% 2008 .....          5,000           3,088
BTI Telecom Corp. 10.50% 2007 ..........          5,000           4,150
Compania de Telecomunicaciones 7.63%
  2006 .................................         30,000          28,910
e.spire Communications, Inc. zero coupon
  2008*(2) .............................         10,000           5,137
GCI, Inc. 9.75% 2007 ...................          5,000           4,650
Globalstar LP 10.75% 2004 ..............          5,000           3,200
GST Telecommunications, Inc. zero coupon
  2008*(2)(3) ..........................         10,000           4,962
Intermedia Communications, Inc. 8.88%
  2007 .................................         10,000          10,050
Iridium LLC 10.88% 2005 ................          5,000           4,038
ITC Deltacom, Inc. 8.88% 2008 ..........          5,000           4,900
IXC Communications, Inc. 9.00% 2008 ....          5,000           4,950
KMC Telecom Holdings, Inc. zero coupon
  2008(2) ..............................         10,000           4,788
Level 3 Communications, Inc. 9.13%
  2008 .................................          5,000           4,738
McleodUSA, Inc. 8.38% 2008 .............          5,000           4,925
MJD Communications, Inc. 9.50% 2008* ...          5,000           5,025
Nextel Communications, Inc. zero coupon
  2007(2) ..............................         10,000           6,000
Paging Network, Inc. 10.13% 2007 .......          5,000           4,950
Tele-Communications, Inc. 7.25% 2005 ...         25,000          27,506
Tele-Communications, Inc. 8.00% 2005 ...         25,000          28,570
Tele-Communications, Inc. 9.25% 2002 ...         25,000          28,057
Telecommunications Tech Co. LLC 9.75%
  2008* ................................         10,000           9,137
Time Warner Telecom, Inc. 9.75% 2008 ...          5,000           5,025
Viatel, Inc. 11.25% 2008*(3) ...........          5,000           4,500
                                                          -------------
                                                                230,594
                                                          -------------

MATERIALS -- 0.3%
CHEMICALS -- 0.1%
Huntsman Corp. 9.50% 2007* .............          5,000           4,800
ICI Wilmington, Inc. 6.95% 2004 ........         35,000          36,599

----------------
10

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
LaRoche Industries, Inc. 9.50% 2007 ....  $       5,000   $       4,250
Sovereign Speciality Chemicals 9.50%
  2007 .................................          5,000           4,775

FOREST PRODUCTS -- 0.1%
American Pad & Paper Co. 13.00% 2005 ...          5,000           2,700
Boise Cascade Corp. 9.90% 2001 .........         40,000          44,027
Gaylord Container Corp. 9.38% 2007 .....          5,000           4,000
Grupo Industrial Durango SA de CV 12.63%
  2003 .................................          5,000           3,550
Repap New Brunswick, Inc. 9.00% 2004 ...          5,000           4,563

METALS & MINERALS -- 0.1%
A.K. Steel Holding Corp. 9.13% 2006 ....          5,000           5,000
Armco, Inc. 9.00% 2007 .................          5,000           4,900
Bayou Steel Corp. 9.50% 2008* ..........         10,000           8,987
                                                          -------------
                                                                128,151
                                                          -------------

MUNICIPAL BONDS -- 0.6%
MUNICIPAL BONDS -- 0.6%
Allentown Pennsylvania 6.20% 2005 ......        120,000         127,207
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002 ........         45,000          47,367
Huntsville Alabama Solid Waste Disposal
  Authority 5.95% 2003 .................         50,000          51,346
Miami Florida Revenue 7.25% 2003 .......         60,000          65,422
                                                          -------------
                                                                291,342
                                                          -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.9%
FOREIGN GOVERNMENT -- 0.9%
Australian Government 10.00%
  2006 ............................(AUD)        440,000         340,091
Republic of Argentina 11.00% 2006 ......         25,000          23,313
Republic of Columbia 7.25% 2004 ........         33,000          25,822
Republic of Columbia 7.63% 2007 ........         17,000          11,858
Republic of Lithuania 7.13% 2002* ......         19,000          16,435
                                                          -------------
                                                                417,519
                                                          -------------
REAL ESTATE -- 0.3%
REAL ESTATE COMPANIES -- 0.3%
Equity Office Properties Operating LP
  6.38% 2003 ...........................         60,000          59,963
Post Apartment Homes LP 7.02% 2001 .....         60,000          62,721
                                                          -------------
                                                                122,684
                                                          -------------
U.S. GOVERNMENT & AGENCIES -- 13.6%
U.S. GOVERNMENT & AGENCIES -- 13.6%
Federal Home Loan Mortgage Corp. 6.00%
  2006 .................................         19,738          19,849
Federal Home Loan Mortgage Corp. 6.50%
  2022 .................................         38,000          39,793
Federal Home Loan Mortgage Corp. 6.50%
  2023 .................................         20,000          21,425
Federal Home Loan Mortgage Corp. 6.55%
  2022 .................................         32,000          33,610
Federal Home Loan Mortgage Corp. 6.75%
  2022 .................................        105,000         108,842
Federal Home Loan Mortgage Corp. 7.00%
  2023 .................................         12,000          13,117
Federal Home Loan Mortgage Corp. 7.50%
  2023 .................................         16,236          16,749
Federal Home Loan Mortgage Corp. 7.75%
  2022 .................................         26,436          28,435
Federal Home Loan Mortgage Corp. 8.50%
  2019 .................................         24,505          25,749
Federal National Mortgage Association
  5.25% 2003 ...........................        590,000         602,443

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Federal National Mortgage Association
  5.63% 2001 ...........................  $     410,000   $     419,865
Federal National Mortgage Association
  5.65% 2005 ...........................         14,906          14,879
Federal National Mortgage Association
  5.75% 2008 ...........................        955,000       1,009,473
Federal National Mortgage Association
  6.13% 2028(4) ........................        138,671         140,231
Federal National Mortgage Association
  7.00% 2006 ...........................          3,819           3,823
Federal National Mortgage Association
  7.39% 2021 ...........................         27,632          30,168
Federal National Mortgage Association
  7.75% 2021 ...........................         50,000          52,781
Federal National Mortgage Association
  8.00% 2006 ...........................         16,200          17,156
Government National Mortgage Association
  7.00% 2022 ...........................         15,120          15,621
Government National Mortgage Association
  7.25% 2027 ...........................        114,972         118,924
Government National Mortgage Association
  7.50% 2023 ...........................         30,697          31,838
Government National Mortgage Association
  8.50% 2017 ...........................         30,903          32,950
Government National Mortgage Association
  9.00% 2021 ...........................         11,806          12,691
United States Treasury Bonds 7.50%
  2016 .................................        120,000         152,756
United States Treasury Bonds 9.25%
  2016 .................................         70,000         103,108
United States Treasury Bonds 11.88%
  2003 .................................        295,000         394,377
United States Treasury Bonds 12.00%
  2013 .................................      1,700,000       2,659,174
United States Treasury Bonds Strip zero
  coupon 2012 ..........................        275,000         140,420
                                                          -------------
                                                              6,260,247
                                                          -------------
UTILITIES -- 1.3%
ELECTRIC UTILITIES -- 0.5%
Atlantic City Electric Co. 6.38%
  2005 .................................         20,000          21,284
Cleveland Electric Illuminating Co.,
  Series B 7.19% 2000 ..................         15,000          15,359
Empresa Nacional de Electricidad SA
  7.33% 2037 ...........................         25,000          22,348
PacifiCorp 6.38% 2008# .................        100,000         104,450
Public Service Electric & Gas Co. 8.88%
  2003 .................................         11,000          12,777
UtiliCorp United, Inc. 6.88% 2004 ......         40,000          42,510
WESCO Distribution, Inc., Series B 9.13%
  2008 .................................         10,000           9,525
GAS & PIPELINE UTILITIES -- 0.3%
HNG Internorth, Inc. 9.63% 2006 ........         65,000          78,217
KN Energy, Inc. 6.65% 2005 .............         50,000          51,347
TELEPHONE -- 0.5%
GTE Corp. 6.36% 2006 ...................         95,000         101,184
MCI Communications Corp. 6.13%
  2002(4) ..............................         30,000          30,752
MGC Communications, Inc., Series B
  13.00% 2004 ..........................          5,000           3,750
WorldCom, Inc. 7.55% 2004 ..............         85,000          92,574
                                                          -------------
                                                                586,077
                                                          -------------
TOTAL BONDS & NOTES (cost
  $11,211,944)..........................                     11,665,942
                                                          -------------

WARRANTS -- 0.0%+                            SHARES
-----------------------------------------------------------------------
FINANCE -- 0.0%
BANKS -- 0.0%
Golden State Bancorp, Inc. .............          1,600           6,750
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
KMC Telecom Holdings, Inc. 4/15/08
  *# ...................................             10              25
                                                          -------------
TOTAL WARRANTS (cost $9,409)............                          6,775
                                                          -------------

----------------
12

PUT OPTIONS -- 0.1%                         CONTRACTS         VALUE
-----------------------------------------------------------------------
America Online, Inc., exp. 11/98 .......             15   $      19,125
At Home Corp., exp. 10/98 ..............              6              37
CMG Information Services, Inc., exp.
  11/98 ................................             14           8,225
Excite, Inc., exp. 11/98 ...............             10           6,000
Lycos, Inc., exp. 11/98 ................             19          11,163
Yahoo!, Inc., exp. 11/98 ...............              7          11,637
                                                          -------------
TOTAL PUT OPTIONS (cost $61,182)........                         56,187
                                                          -------------
TOTAL INVESTMENT SECURITIES (cost
  $38,672,292)..........................                     40,720,270
                                                          -------------

                                            PRINCIPAL
SHORT-TERM SECURITIES -- 2.6%                AMOUNT
-----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.1%
Chase Manhattan Corp. 8.77% due
  2/19/99...............................  $      30,000          30,308
                                                          -------------
FEDERAL AGENCY OBLIGATIONS -- 2.4%
Federal Home Loan Mortgage Corp. 5.40%
  due 10/1/98...........................      1,125,000       1,125,000
                                                          -------------
FOREIGN SHORT-TERM NOTES -- 0.1%
New Zealand Treasury Bill zero coupon
  due 12/16/98.....................(NZD)         70,000          34,662
                                                          -------------
TOTAL SHORT-TERM SECURITIES (cost
  $1,193,958)...........................                      1,189,970
                                                          -------------

REPURCHASE AGREEMENTS -- 9.1%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 9.1%
J.P. Morgan & Co., Inc. Joint Repurchase
  Agreement (Note 3)....................        310,000         310,000
PaineWebber, Inc. Joint Repurchase
  Agreement (Note 3)....................      2,873,000       2,873,000
State Street Bank & Trust Co. Joint
  Repurchase Agreement (Note 3).........      1,000,000       1,000,000
                                                          -------------
TOTAL REPURCHASE AGREEMENTS (cost
  $4,183,000)...........................                      4,183,000
                                                          -------------

TOTAL INVESTMENTS --
  (cost $44,049,250)                            100.3%         46,093,240
Total written call options                       (0.1)            (29,707)
Liabilities in excess of other assets --         (0.2)            (92,301)
                                                -----       -------------
NET ASSETS --                                     100%      $  45,971,232
                                                -----       -------------
                                                -----       -------------

-------------
+   Non-income producing securities
#  Fair valued security; see Note 2
*  Resale restricted to qualified institutional buyers
@  The security or a portion thereof has been segregated as collateral for the written option contracts
(1) PIK ("Payment in Kind") payment made with additional securities in lieu of cash
(2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(3) Bond issued as part of a unit which includes an equity component
(4) Variable rate security; rate as of September 30, 1998
ADR -- American Depository Receipt
AUD -- Australian Dollar
NOK -- Norwegian Krone
NZD -- New Zealand Dollar

                                                                ----------------

OPEN COVERED WRITTEN CALL OPTIONS

---------------------------------------------------------------------------
                                        EXPIRATION     STRIKE
CALL OPTIONS               CONTRACTS       DATE         PRICE       VALUE
---------------------------------------------------------------------------
Abercrombie & Fitch Co.            3         10/98    $      50   $    (244)
America Online, Inc.              15         11/98          120     (11,812)
Sepracor, Inc.                    10         10/98           60      (7,501)
Yahoo!, Inc.                       7         11/98          135     (10,150)
                                                                  ---------
Total Open Covered Written Call Options (proceeds $27,329)......  $ (29,707)
                                                                  ---------
                                                                  ---------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------
                                                                GROSS
     CONTRACT               IN              DELIVERY          UNREALIZED
    TO DELIVER         EXCHANGE FOR           DATE           APPRECIATION
--------------------------------------------------------------------------
AUD        14,000         USD    8,332         10/27/98     $          34
USD        55,730         FIM  300,000         11/12/98             3,403
*USD       10,591         GBP    6,500         10/07/98               455
*USD        8,135         GBP    5,000         10/07/98               362
*USD        4,875         GBP    3,000         10/07/98               224
*USD       16,217         GBP   10,000         10/07/98               778
USD         9,361       ITL 16,000,000         10/19/98               335
USD        38,613       ITL 68,000,000         11/12/98             2,604
USD        10,250       ITL 18,000,000         11/12/98               660
USD         8,565       ITL 15,000,000         11/12/98               527
USD         9,036       ITL 15,000,000         11/12/98                55
                                                                  -------
                                                                    9,437
                                                                  -------


                                                                GROSS
                                                              UNREALIZED
                                                             DEPRECIATION
--------------------------------------------------------------------------
AUD       491,000         USD  290,957         10/27/98               (82)
AUD        61,000         USD   35,490         10/27/98              (668)
FIM       605,000         USD  112,930         11/06/98            (6,287)
FIM       750,000         USD  136,369         11/12/98           (11,464)
FIM       795,000         USD  149,321         11/12/98            (8,382)
*GBP       24,500         USD   40,621         10/07/98            (1,016)
ITL    15,000,000         USD    8,526         10/19/98              (564)
ITL   107,000,000         USD   61,367         10/19/98            (3,470)
ITL    14,000,000         USD    7,922         10/19/98              (560)
ITL   166,000,000         USD   94,014         11/12/98            (6,604)
                                                                  -------
                                                                  (39,097)
                                                                  -------
Net Unrealized Depreciation............................     $     (29,660)
                                                                  -------
                                                                  -------

-------------
* Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

AUD -- Australian Dollar    GBP -- Great British Pound  USD -- United States Dollar
FIM -- Finnish Markka       ITL -- Italian Lira

See Notes to Financial Statements

----------------
14

----------------

SEASONS SERIES TRUST
MULTI-MANAGED MODERATE
GROWTH PORTFOLIO                      INVESTMENT PORTFOLIO -- SEPTEMBER 30, 1998

                                                                     (UNAUDITED)

COMMON STOCK -- 48.6%                                SHARES        VALUE
----------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 3.5%
APPAREL & TEXTILES -- 0.5%
Gerber Childrenswear, Inc.+ ......................      1,700   $     13,494
Mohawk Industries, Inc.+ .........................      4,500        123,187
Movado Group, Inc. ...............................      2,400         50,400
Oakley, Inc.+ ....................................      6,400         61,600
AUTOMOTIVE -- 0.5%
Federal-Mogul Corp. ..............................      2,375        111,031
Ford Motor Co. ...................................      1,000         46,937
General Motors Corp. .............................      1,300         71,094
HOUSING -- 0.0%
Krause's Furniture, Inc.+ ........................      3,300          3,919
RETAIL -- 2.5%
Abercrombie & Fitch Co.+@ ........................      3,100        136,400
Amazon.com, Inc.+ ................................        735         82,044
CDnow, Inc.+ .....................................      2,300         20,700
Costco Cos., Inc.+ ...............................      2,350        111,331
CVS Corp. ........................................      2,700        118,294
Dayton Hudson Corp. ..............................      1,600         57,200
Elder-Beerman Stores Corp.+ ......................      3,900         67,763
Federated Department Stores, Inc.+ ...............        700         25,463
Gap, Inc. ........................................      2,700        142,425
Home Depot, Inc. .................................      4,700        185,650
Mac-Gray Corp.+ ..................................      4,200         37,800
Office Depot, Inc.+ ..............................      1,900         42,631
Restoration Hardware, Inc.+ ......................      1,300         26,813
Sunglass Hut International, Inc.+ ................      5,000         28,750
U.S. Vision, Inc.+ ...............................      3,000         25,125
Wal-Mart Stores, Inc. ............................      2,700        147,487
                                                                ------------
                                                                   1,737,538
                                                                ------------
CONSUMER STAPLES -- 0.3%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Philip Morris Cos., Inc. .........................      1,600         73,700
UST, Inc. ........................................        600         17,737
HOUSEHOLD PRODUCTS -- 0.1%
Colgate-Palmolive Co. ............................        700         47,950
                                                                ------------
                                                                     139,387
                                                                ------------
ENERGY -- 1.3%
ENERGY SERVICES -- 0.4%
Schlumberger Ltd. ................................      1,000         50,313
Transocean Offshore, Inc. ........................      4,530        157,134

                                                                ----------------

COMMON STOCK (CONTINUED)                             SHARES        VALUE
----------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES -- 0.9%
Chevron Corp. ....................................        900   $     75,656
Enron Corp. ......................................        700         36,969
Exxon Corp. ......................................        800         56,150
Mobil Corp. ......................................        400         30,375
Ocean Rig ASA+ ............................. (NOK)     86,095         34,117
Royal Dutch Petroleum Co. ........................      1,300         61,913
Smith International, Inc.+ .......................      3,400         93,287
Texaco, Inc. .....................................        700         43,881
                                                                ------------
                                                                     639,795
                                                                ------------

FINANCE -- 4.6%
BANKS -- 1.7%
Ambanc Holding Co., Inc. .........................        235          3,055
Bank of New York Co., Inc. .......................      7,660        209,693
Chase Manhattan Corp. ............................        600         25,950
Citicorp..........................................        250         23,234
Crestar Financial Corp. ..........................        625         35,469
First Union Corp. ................................        700         35,831
Firstar Corp. ....................................      1,135         57,459
Golden State Bancorp, Inc.+ ......................      1,500         29,906
Hamilton Bancorp, Inc.+ ..........................      1,500         39,094
Hibernia Corp., Class A...........................      2,300         33,206
Mellon Bank Corp. ................................        800         44,050
NationsBank Corp. ................................        340         18,190
Star Banc Corp. ..................................      1,660        109,768
Summit Bancorp. ..................................      1,300         48,750
U.S. Bancorp......................................      3,100        110,244

FINANCIAL SERVICES -- 2.0%
American Express Co. .............................        900         69,862
American General Corp. ...........................        700         44,713
Associates First Capital Corp., Class A...........      3,270        213,367
Capital One Financial Corp. ......................      1,000        103,500
Equitable Cos., Inc. .............................        700         28,963
Federal National Mortgage Association.............        600         38,550
Fleet Financial Group, Inc. ......................      1,950        143,203
HealthCare Financial Partners, Inc.+ .............      1,600         67,200
Household International, Inc. ....................      1,000         37,500
Morgan Stanley, Dean Witter & Co. ................        400         17,225
Newcourt Credit Group, Inc. ......................      1,825         47,678
PaineWebber Group, Inc. ..........................        900         27,000
Providian Financial Corp. ........................        900         76,331
Raymond James Financial, Inc. ....................      1,200         25,200
Travelers Group, Inc. ............................        900         33,750

INSURANCE -- 0.9%
Aetna, Inc. ......................................        300         20,850
Allstate Corp. ...................................      1,200         50,025
Annuity & Life Re Holdings Ltd.+ .................      1,900         37,525
Chubb Corp. ......................................        300         18,900
Reliance Group Holdings, Inc. ....................      3,500         49,219

----------------
16

COMMON STOCK (CONTINUED)                             SHARES        VALUE
----------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
The Hartford Financial Services Group, Inc. ......        800   $     37,950
UNUM Corp. .......................................      4,968        246,847
                                                                ------------
                                                                   2,259,257
                                                                ------------

HEALTHCARE -- 7.8%
DRUGS -- 5.6%
Abbott Laboratories, Inc. ........................        800         34,750
ALZA Corp.+ ......................................      7,355        319,023
Amgen, Inc.+ .....................................        800         60,450
Biogen, Inc.+ ....................................      1,000         65,813
Bristol-Myers Squibb Co. .........................        500         51,938
Centocor, Inc.+ ..................................      6,095        241,514
Eli Lilly & Co. ..................................      5,200        407,225
Merck & Co., Inc. ................................        600         77,737
Pfizer, Inc. .....................................      4,630        490,491
Pharmacia & Upjohn, Inc. .........................      3,030        152,068
Sepracor, Inc.+@ .................................      1,000         65,750
Warner-Lambert Co. ...............................     10,570        798,035

HEALTH SERVICES -- 0.8%
IMS Health, Inc. .................................      4,060        251,466
Omnicare, Inc. ...................................      2,882        101,590
Sunrise Assisted Living, Inc.+ ...................      1,000         34,313
Vision Twenty-One, Inc.+ .........................        500          3,469

MEDICAL PRODUCTS -- 1.4%
ADAC Laboratories.................................      1,300         31,200
Allegiance Corp. .................................      1,000         29,750
Baxter International, Inc. .......................      1,000         59,500
Johnson & Johnson.................................        700         54,775
Medaphis Corp.+ ..................................      7,500         33,750
MedImmune, Inc.+ .................................      1,800        116,550
Nanogen, Inc.+ ...................................      4,200         15,356
Schering-Plough Corp. ............................        550         56,959
Sofamor Danek Group, Inc.+ .......................      3,075        273,675
United States Surgical Corp. .....................         85          3,544
                                                                ------------
                                                                   3,830,691
                                                                ------------

INDUSTRIAL & COMMERCIAL -- 3.3%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Orbital Sciences Corp.+ ..........................      2,110         59,212

BUSINESS SERVICES -- 2.0%
Apollo Group, Inc., Class A+ .....................      1,845         51,429
Caliber Learning Network, Inc.+ ..................      2,700         16,369
D.R. Horton, Inc. ................................      2,700         43,200
Delta & Pine Land Co. ............................      2,630        115,720
DSET Corp.+ ......................................      6,300         53,550
HA-LO Industries, Inc.+ ..........................      3,800        111,150
ITT Educational Services, Inc.+ ..................      3,000         96,000
Paychex, Inc. ....................................      1,800         92,812

                                                                ----------------

COMMON STOCK (CONTINUED)                             SHARES        VALUE
----------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
RCM Technologies, Inc.+ ..........................      4,400   $     64,900
Service Corp. International.......................        900         28,688
Storage Technology Corp.+ ........................      1,500         38,156
Sylvan Learning Systems, Inc.+ ...................      3,500         81,813
Technology Solutions Co.+ ........................      2,800         31,500
The Kroll O'Gara Co.+ ............................      3,700         86,487
Waste Management, Inc.+ ..........................      1,000         48,063

MACHINERY -- 0.1%
United Technologies Corp. ........................        800         61,150

MULTI-INDUSTRY -- 1.0%
Raisio Group PLC..................................      6,862         99,870
Republic Industries, Inc.+ .......................      1,100         16,019
Tyco International Ltd. ..........................      6,710        370,727

TRANSPORTATION -- 0.1%
Atlas Air, Inc.+ .................................      1,100         31,556
Burlington Northern Santa Fe Corp. ...............      1,200         38,400
                                                                ------------
                                                                   1,636,771
                                                                ------------

INFORMATION & ENTERTAINMENT -- 6.3%
BROADCASTING & MEDIA -- 5.3%
Cablevision Systems Corp., Class A+ ..............      2,800        120,925
Capstar Broadcasting Corp., Class A+ .............        470          7,256
Chancellor Media Corp.+ ..........................      3,595        119,983
Cinar Films, Inc., Class B+ ......................      3,500         62,781
Cox Communications, Inc., Class A+ ...............      3,575        195,284
DoubleClick, Inc.+ ...............................      1,800         42,975
Jacor Communications, Inc.+ ......................      1,200         60,750
Lamar Advertising Co.+ ...........................      2,867         80,276
Liberty Media Group, Series A+ ...................      5,210        191,142
MediaOne Group, Inc.+ ............................     13,370        594,129
Outdoor Systems, Inc.+ ...........................      5,339        104,111
Penton Media, Inc. ...............................      2,815         38,354
Scientific-Atlanta, Inc. .........................      5,100        107,737
Snyder Communications, Inc.+ .....................      2,700         90,450
Source Media, Inc.+ ..............................        700          5,513
Time Warner, Inc. ................................      8,542        747,959
United International Holdings, Inc.+ .............      1,645         15,936

ENTERTAINMENT PRODUCTS -- 0.1%
Lumen Technologies, Inc.+ ........................      9,600         48,000
SportsLine USA, Inc.+ ............................      1,000         17,438

LEISURE & TOURISM -- 0.9%
Carnival Corp., Class A...........................      3,220        102,436
Family Golf Centers, Inc.+ .......................        800         14,200
McDonald's Corp. .................................        700         41,781
Outback Steakhouse, Inc.+ ........................      2,820         74,377
Preview Travel, Inc.+ ............................      1,300         23,725
Primadonna Resorts, Inc. .........................      4,000         30,750
Royal Caribbean Cruises Ltd. .....................      2,600         69,063

----------------
18

COMMON STOCK (CONTINUED)                             SHARES        VALUE
----------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
Steiner Leisure Ltd.+ ............................      3,900   $     60,938
Travel Services International, Inc.+ .............      3,100         42,044
                                                                ------------
                                                                   3,110,313
                                                                ------------

INFORMATION TECHNOLOGY -- 19.3%
COMMUNICATION EQUIPMENT -- 1.7%
Ascend Communications, Inc.+ .....................      4,100        186,550
General Instrument Corp.+ ........................      2,660         57,523
Lucent Technologies, Inc. ........................      2,300        158,844
Nokia Corp., Class A ADR..........................      5,710        447,878

COMPUTERS & BUSINESS EQUIPMENT -- 2.5%
Apple Computer, Inc.+ ............................      5,100        194,437
AVT Corp.+ .......................................      1,500         33,938
Compaq Computer Corp. ............................        900         28,463
Dell Computer Corp.+ .............................      5,210        342,557
EMC Corp.+ .......................................      2,500        142,969
FORE Systems, Inc.+ ..............................      4,600         76,475
HBO & Co. ........................................      3,500        101,062
Hewlett-Packard Co. ..............................        300         15,881
Honeywell, Inc. ..................................        400         25,625
International Business Machines Corp. ............      1,000        128,000
Micron Technology, Inc.+ .........................        900         27,394
Network Appliance, Inc.+ .........................      2,200        111,375

ELECTRONICS -- 1.6%
General Electric Co. .............................      2,145        170,662
Intel Corp. ......................................        960         82,320
Maxim Integrated Products, Inc.+ .................      3,500         97,562
Motorola, Inc. ...................................        700         29,881
Pittway Corp., Class A............................      6,240        148,980
Rambus, Inc.+ ....................................      1,400         89,600
Texas Instruments, Inc. ..........................      1,000         52,750
Vitesse Semiconductor Corp.+ .....................      4,280        101,115

SOFTWARE -- 8.0%
America Online, Inc.+@ ...........................      5,067        563,704
AnswerThink Consulting Group+ ....................      3,300         59,606
Aspect Development, Inc.+ ........................        805         31,697
Aspen Technology, Inc.+ ..........................      4,740        126,795
At Home Corp., Series A+ .........................      4,280        204,905
BMC Software, Inc.+ ..............................        800         48,050
Broadcast.com, Inc.+ .............................         45          1,817
BroadVision, Inc.+ ...............................      2,000         21,125
Cadence Design Systems, Inc.+ ....................      6,740        172,291
Cisco Systems, Inc.+ .............................     11,035        682,101
CMG Information Services, Inc.+ ..................      1,400         74,550
Compuware Corp.+ .................................      3,200        188,400
Entrust Technologies, Inc.+ ......................      3,500         51,844
Excite, Inc.+ ....................................      1,200         48,975
Icon CMT Corp.+ ..................................      2,900         32,262
Intuit, Inc.+ ....................................      2,440        113,612

                                                                ----------------

COMMON STOCK (CONTINUED)                             SHARES        VALUE
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
SOFTWARE (CONTINUED)
J.D. Edwards & Co.+ ..............................      2,600   $    124,800
JDA Software Group, Inc. .........................         20            276
Keane, Inc.+ .....................................      1,400         49,175
Legato Systems, Inc.+ ............................      1,000         51,375
Lycos, Inc.+ .....................................      2,000         67,625
Microsoft Corp.+ .................................      6,475        712,655
Mobius Management Systems, Inc.+ .................      2,500         15,000
Pegrine Systems, Inc.+ ...........................      2,200         88,550
Policy Management Systems Corp.+ .................          5            203
Sapient Corp.+ ...................................      4,560        155,610
Sun Microsystems, Inc.+ ..........................        500         24,906
Wind River Systems+ ..............................      2,180        103,005
Yahoo!, Inc.+@ ...................................        700         90,650

TELECOMMUNICATIONS -- 5.5%
Comcast Corp., Class A............................     18,045        846,987
Frontier Corp. ...................................      4,800        131,400
Global Crossing Ltd.+ ............................        385          8,037
GST Telecommunications, Inc+ .....................     11,000         68,750
ICG Communications, Inc.+ ........................      4,400         74,250
Intermedia Communications, Inc.+ .................      1,800         44,213
Primus Telecommunications Group, Inc.+ ...........      2,000         17,375
Qwest Communications International, Inc.+ ........      4,400        137,775
Saville Systems PLC ADR+ .........................        800         11,600
STARTEC Global Communications Corp.+ .............      1,500         10,313
Tele-Communications, Inc., TCI Ventures Group,
 Series A+ .......................................     27,835        499,290
Tele-Communications, Inc., Series A+ .............     19,722        771,623
Western Wireless Corp., Class A+ .................      5,020         89,732
                                                                ------------
                                                                   9,468,750
                                                                ------------

MATERIALS -- 0.7%
CHEMICALS -- 0.6%
du Pont (E.I.) de Nemours & Co. ..................        900         50,512
Monsanto Co. .....................................      4,530        255,379
North American Scientific, Inc.+ .................      2,000          9,500

METALS & MINERALS -- 0.1%
Martin Marietta Materials, Inc. ..................        600         25,913
                                                                ------------
                                                                     341,304
                                                                ------------

UTILITIES -- 1.5%
ELECTRIC UTILITIES -- 0.4%
GPU, Inc. ........................................        900         38,250
Niagara Mohawk Power Corp.+ ......................      9,300        142,987

GAS & PIPELINE UTILITIES -- 0.1%
Consolidated Natural Gas Co. .....................        700         38,150

TELEPHONE -- 1.0%
AT&T Corp. .......................................      2,300        134,407
Century Telephone Enterprises, Inc. ..............      1,925         90,956

----------------
20

COMMON STOCK (CONTINUED)                             SHARES        VALUE
----------------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE (CONTINUED)
GTE Corp. ........................................        600   $     33,000
MCI WorldCom, Inc.+ ..............................      2,000         97,750
SBC Communications, Inc. .........................      1,200         53,325
Telecom Italia SpA................................     14,018         96,601
                                                                ------------
                                                                     725,426
                                                                ------------
TOTAL COMMON STOCK (cost $22,883,230).............                23,889,232
                                                                ------------


PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
Viatel, Inc., Series A 10.00%(1) (cost $332)......          5            298
                                                                ------------

                                                    PRINCIPAL
BONDS & NOTES -- 40.2%                               AMOUNT
----------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.4%
APPAREL & TEXTILES -- 0.0%
Galey & Lord, Inc. 9.13% 2008.....................  $   5,000          4,300

AUTOMOTIVE -- 0.0%
Accuride Corp., Series B 9.25% 2008*..............     10,000          9,575

HOUSING -- 0.1%
Engle Homes, Inc., Series C 9.25% 2008............     10,000          9,600
Falcon Building Products, Inc. 9.50% 2007.........     10,000          8,500
Standard Pacific Corp. 8.50% 2007.................     15,000         14,325

RETAIL -- 0.3%
Amazon.com, Inc. zero coupon 2008(2)..............    137,000         75,350
Duane Reade, Inc. 9.25% 2008......................     10,000          9,700
Fred Meyer, Inc. 7.38% 2005.......................     40,000         41,524
J.C. Penney Co., Inc. 7.40% 2037..................     40,000         44,040
                                                                ------------
                                                                     216,914
                                                                ------------

CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Aurora Foods, Inc., Series B 8.75% 2008...........      5,000          5,063
Nash Finch Co. 8.50% 2008.........................     10,000          9,400
Panamerican Beverages, Inc. 8.13% 2003............     60,000         61,767

HOUSEHOLD PRODUCTS -- 0.0%
Revlon Worldwide Corp. zero coupon 2001...........     15,000         11,475
                                                                ------------
                                                                      87,705
                                                                ------------

ENERGY -- 0.5%
ENERGY SERVICES -- 0.0%
Dailey International, Inc. 9.50% 2008.............     10,000          6,000

                                                                ----------------

                                                    PRINCIPAL
BONDS & NOTES (CONTINUED)                            AMOUNT        VALUE
----------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES -- 0.5%
Abraxas Petroleum Corp. 11.50% 2004...............  $  10,000   $      7,800
Cross Timbers Oil Co., Class B 8.75% 2009.........     10,000          9,000
Newfield Exploration Co., Series B 7.45% 2007.....     25,000         24,824
P&L Coal Holdings Corp. 9.63% 2008* ..............     15,000         14,738
Petroleos Mexicano 9.00% 2007.....................     47,000         38,187
Sonat, Inc. 6.88% 2005............................    110,000        117,718
Tesoro Petroleum Corp., Series B 9.00% 2008.......     10,000          9,625
YPF Sociedad Anonima 8.00% 2004...................     30,000         27,225
                                                                ------------
                                                                     255,117
                                                                ------------
FINANCE -- 7.9%
BANKS -- 2.0%
Banc One Corp. 8.00% 2027.........................     34,000         39,748
Bank One Columbus 7.38% 2002......................     45,000         48,271
Banponce Financial Corp. 6.75% 2001...............     35,000         36,247
Credit National 7.00% 2005........................     30,000         31,595
Export Import Bank of Korea 6.50% 2006............     60,000         46,033
First Chicago NBD Corp. 7.25% 2004................    110,000        118,756
First Republic Bancorp 7.75% 2012.................     45,000         50,124
First Union-Lehman Brothers Commercial Mortgage
 Corp. 6.60% 2007.................................    205,000        211,626
Korea Development Bank 7.13% 2001.................     20,000         17,460
National City Corp. 7.20% 2005....................    170,000        184,239
NBD Bank SA 8.25% 2024............................     45,000         53,743
NCNB Co. 9.38% 2009...............................     48,000         61,652
United States Bancorp 7.50% 2026..................     95,000        106,016
Western Financial Savings Bank 8.88% 2007.........     10,000          8,400

FINANCIAL SERVICES -- 5.1%
Aesop Funding Corp. 6.14% 2006*...................    100,000        102,937
Allstate Financing II 7.83% 2045..................     44,000         46,646
AMRESCO, Inc. 9.88% 2005..........................     10,000          8,000
Arcadia Financial Ltd. 11.50% 2007(3).............     10,000          7,275
Asset Securitization Corp. 6.66% 2041.............     75,000         78,342
Associates Corp. of North America 7.63% 2004......    110,000        122,431
ContiFinancial Corp. 8.13% 2008...................     10,000          9,394
CS First Boston Mortgage Securities Corp. 7.24%
 2029.............................................    100,000        107,910
Dime Capital Trust I, Series A 9.33% 2027.........     35,000         39,684
Equitable Cos., Inc. 7.00% 2028...................    110,000        111,801
Finova Capital Corp. 6.63% 2001...................    100,000        103,024
Finova Capital Corp., Series C 6.39% 2002.........     45,000         46,935
Fleet Mortgage Group, Inc. 6.84% 2003.............     50,000         53,319
Ford Motor Credit Corp. 7.02% 2000................    100,000        103,801
GE Capital Mortgage Services, Inc. 6.25% 2023.....     25,480         25,496
General Motors Acceptance Corp. 7.63% 2003........    105,000        115,677
Morgan Stanley Capital I, Inc. 7.22% 2007*#.......    100,000        108,156
Popular North America, Inc. 6.63% 2002............     50,000         50,903
Private Export Funding Corp. 5.87% 2008...........    325,000        345,160
Private Export Funding Corp. 6.31% 2004...........    100,000        107,126
Private Export Funding Corp. 6.62% 2005...........    220,000        244,039
Private Export Funding Corp. 7.03% 2003...........     45,000         49,480
Private Export Funding Corp. 7.30% 2002...........    225,000        242,613

----------------
22

                                                    PRINCIPAL
BONDS & NOTES (CONTINUED)                            AMOUNT        VALUE
----------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Private Export Funding Corp. 7.90% 2000...........  $  55,000   $     57,583
U.S. West Capital Funding, Inc. 6.25% 2005........    130,000        138,057
U.S. West Capital Funding, Inc. 6.88% 2028........     80,000         84,806

INSURANCE -- 0.8%
Cigna Corp. 7.40% 2007............................     70,000         76,716
Cigna Corp. 7.88% 2027............................     34,000         36,903
Jackson National Life Insurance Co. 8.15% 2027*...     40,000         48,399
Lumbermens Mutual Casualty Co. 8.30% 2037*........     70,000         78,424
Metropolitan Life Insurance Co. 7.70% 2015*.......    120,000        140,692
                                                                ------------
                                                                   3,905,639
                                                                ------------
HEALTHCARE -- 0.8%
HEALTH SERVICES -- 0.4%
HEALTHSOUTH Corp. 6.88% 2005*(3)..................    100,000        104,785
Tenet Healthcare Corp. 7.88% 2003.................     40,000         40,600
Tenet Healthcare Corp. 8.13% 2008*(3).............     15,000         15,361

MEDICAL PRODUCTS -- 0.4%
Allegiance Corp. 7.00% 2026.......................    120,000        126,791
Beckman Instruments, Inc. 7.10% 2003..............     70,000         71,889
Owens & Minor, Inc. 10.88% 2006...................     10,000         10,600
                                                                ------------
                                                                     370,026
                                                                ------------
INDUSTRIAL & COMMERCIAL -- 1.4%
AEROSPACE & MILITARY TECHNOLOGY -- 0.0%
K & F Industries, Inc. 9.25% 2007.................     10,000          9,800

BUSINESS SERVICES -- 0.7%
Boise Cascade Office Products Co. 7.05% 2005......    190,000        200,903
Federal Express Corp. 6.72% 2022 #................    150,000        154,500

MACHINERY -- 0.2%
Cincinnati Milacron, Inc. 7.88% 2000..............     65,000         67,052
Grove Worldwide LLC 9.25% 2008*(3)................      5,000          4,400
Johnstown America Industries, Inc. 11.75% 2005....     10,000         10,487
Numatics, Inc., Series B 9.63% 2008...............     10,000          9,763

MULTI-INDUSTRY -- 0.0%
Nortek, Inc. 8.88% 2008...........................      5,000          4,825

TRANSPORTATION -- 0.5%
AMR Corp. 10.20% 2020.............................     50,000         65,698
Continental Airlines, Inc. 6.47% 2004.............     80,000         85,047
Continental Airlines, Inc. 6.65% 2017.............     75,000         79,637
MTL, Inc. 10.00% 2006* ...........................     10,000          9,600
                                                                ------------
                                                                     701,712
                                                                ------------
INFORMATION & ENTERTAINMENT -- 0.8%
BROADCASTING & MEDIA -- 0.7%
Allbritton Communications Co. 8.88% 2008..........      5,000          4,950
Century Communications Corp., Series B zero coupon
 2008.............................................     20,000          9,400

                                                                ----------------

                                                    PRINCIPAL
BONDS & NOTES (CONTINUED)                            AMOUNT        VALUE
----------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Classic Cable, Inc. 9.88% 2008....................  $   5,000   $      5,087
Comcast Cable Communications 8.50% 2027...........     35,000         42,877
EchoStar DBS Corp. 12.50% 2002....................     10,000         10,425
Granite Broadcasting Corp. 8.88% 2008*............     15,000         14,006
LIN Holdings Corp. zero coupon 2008*(2)...........     15,000          9,825
News America Holdings, Inc. 8.00% 2016............    110,000        121,563
Scholastic Corp. 7.00% 2003.......................     70,000         73,907
Viacom, Inc. 7.75% 2005...........................     65,000         70,191

LEISURE & TOURISM -- 0.1%
Argosy Gaming Co. 13.25% 2004.....................     10,000         10,625
Fitzgeralds Gaming Corp., Series B 12.25% 2004....      5,000          3,500
Loews Cineplex Entertainment Corp. 8.88% 2008*....      5,000          4,950
                                                                ------------
                                                                     381,306
                                                                ------------

INFORMATION TECHNOLOGY -- 0.8%
ELECTRONICS -- 0.1%
Advanced Micro Devices, Inc. 11.00% 2003..........     10,000         10,100
Amphenol Corp. 9.88% 2007.........................     10,000          9,350

SOFTWARE -- 0.0%
Concentric Network Corp. 12.75% 2007..............     10,000          9,225
PSINet, Inc. 10.00% 2005..........................     10,000         10,000

TELECOMMUNICATIONS -- 0.7%
AMSC Acquisition, Inc. 12.25% 2008................      5,000          3,088
BTI Telecom Corp. 10.50% 2007.....................     10,000          8,300
Compania de Telecomunicaciones 7.63% 2006.........     40,000         38,547
e.spire Communications, Inc. zero coupon
 2008*(2).........................................     20,000         10,275
GCI, Inc. 9.75% 2007..............................     10,000          9,300
Globalstar LP 10.75% 2004.........................     10,000          6,400
GST Telecommunications, Inc. zero coupon
 2008*(2)(3)......................................     20,000          9,925
Intermedia Communications, Inc. 8.88% 2007........     15,000         15,075
Iridium LLC 10.88% 2005...........................     10,000          8,075
Iridium LLC 11.25% 2005...........................      5,000          4,100
ITC Deltacom, Inc. 8.88% 2008.....................      5,000          4,900
IXC Communications, Inc. 9.00% 2008...............     10,000          9,900
KMC Telecom Holdings, Inc. zero coupon 2008(2)....     20,000          9,575
Level 3 Communications, Inc. 9.13% 2008...........     10,000          9,475
McleodUSA, Inc. 8.38% 2008........................     10,000          9,850
MJD Communications, Inc. 9.50% 2008*..............      5,000          5,025
Nextel Communications, Inc. zero coupon
 2007(2) .........................................     20,000         12,000
Paging Network, Inc. 10.13% 2007..................     10,000          9,900
Tele-Communications, Inc. 7.25% 2005..............     50,000         55,013
Tele-Communications, Inc. 8.00% 2005..............     35,000         39,999
Tele-Communications, Inc. 9.25% 2002..............     35,000         39,279
Telecommunications Tech Co. LLC 9.75% 2008*.......     10,000          9,137
Time Warner Telecom, Inc. 9.75% 2008..............     10,000         10,050
Viatel, Inc. 11.25% 2008*(3)......................     10,000          9,000
                                                                ------------
                                                                     384,863
                                                                ------------

----------------
24

                                                    PRINCIPAL
BONDS & NOTES (CONTINUED)                            AMOUNT        VALUE
----------------------------------------------------------------------------
MATERIALS -- 0.5%
CHEMICALS -- 0.2%
Huntsman Corp. 9.50% 2007*........................  $  15,000   $     14,400
ICI Wilmington, Inc. 6.95% 2004...................     65,000         67,970
LaRoche Industries, Inc. 9.50% 2007...............      5,000          4,250
Sovereign Speciality Chemicals 9.50% 2007.........     10,000          9,550

FOREST PRODUCTS -- 0.2%
American Pad & Paper Co. 13.00% 2005..............     10,000          5,400
Boise Cascade Corp. 9.90% 2001....................     70,000         77,048
Gaylord Container Corp. 9.38% 2007................     10,000          8,000
Grupo Industrial Durango SA de CV 12.63% 2003.....     10,000          7,100
Repap New Brunswick, Inc. 9.00% 2004..............     10,000          9,125

METALS & MINERALS -- 0.1%
A.K. Steel Holding Corp. 9.13% 2006...............     10,000         10,000
Armco, Inc. 9.00% 2007............................     10,000          9,800
Bayou Steel Corp. 9.50% 2008*.....................     10,000          8,987
                                                                ------------
                                                                     231,630
                                                                ------------

MUNICIPAL BONDS -- 1.1%
MUNICIPAL BONDS -- 1.1%
Allentown Pennsylvania 6.20% 2005.................    225,000        238,513
Hudson County New Jersey Improvement Authority
 Facility 6.55% 2002..............................     85,000         89,472
Huntsville Alabama Solid Waste Disposal Authority
 5.95% 2003.......................................     85,000         87,287
Miami Florida Revenue 7.25% 2003..................    110,000        119,941
                                                                ------------
                                                                     535,213
                                                                ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 1.5%
FOREIGN GOVERNMENT -- 1.5%
Australian Government 10.00% 2006........... (AUD)    755,000        583,565
Republic of Argentina 11.00% 2006.................     50,000         46,625
Republic of Columbia 7.25% 2004...................     49,000         38,342
Republic of Columbia 7.63% 2007...................     33,000         23,018
Republic of Lithuania 7.13% 2002*.................     35,000         30,275
                                                                ------------
                                                                     721,825
                                                                ------------

REAL ESTATE -- 0.4%
REAL ESTATE COMPANIES -- 0.4%
Equity Office Properties Operating LP 6.38%
 2003.............................................    100,000         99,938
Post Apartment Homes LP 7.02% 2001................    110,000        114,989
                                                                ------------
                                                                     214,927
                                                                ------------

U.S. GOVERNMENT & AGENCIES -- 21.8%

U.S. GOVERNMENT & AGENCIES -- 21.8%
Federal Home Loan Mortgage Corp. 6.00% 2006.......     34,541         34,735
Federal Home Loan Mortgage Corp. 6.50% 2022.......    122,000        127,756
Federal Home Loan Mortgage Corp. 6.50% 2023.......     40,000         42,850
Federal Home Loan Mortgage Corp. 6.55% 2022.......     32,000         33,610
Federal Home Loan Mortgage Corp. 6.75% 2022.......    130,000        134,757
Federal Home Loan Mortgage Corp. 7.00% 2023.......     25,000         27,328

                                                                ----------------

                                                    PRINCIPAL
BONDS & NOTES (CONTINUED)                            AMOUNT        VALUE
----------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Federal Home Loan Mortgage Corp. 7.50% 2023.......  $  16,236   $     16,749
Federal Home Loan Mortgage Corp. 7.75% 2022.......     41,306         44,429
Federal Home Loan Mortgage Corp. 8.50% 2019.......     45,510         47,820
Federal National Mortgage Association 5.25%
 2003.............................................    825,000        842,399
Federal National Mortgage Association 5.63%
 2001.............................................    320,000        327,699
Federal National Mortgage Association 5.65%
 2005.............................................     29,812         29,757
Federal National Mortgage Association 5.75%
 2008.............................................    760,000        803,350
Federal National Mortgage Association 6.13%
 2028(4)..........................................    231,118        233,718
Federal National Mortgage Association 7.00%
 2006.............................................      7,639          7,646
Federal National Mortgage Association 7.39%
 2021.............................................     46,053         50,281
Federal National Mortgage Association 7.75%
 2021.............................................    184,000        194,234
Federal National Mortgage Association 8.00%
 2006.............................................     64,798         68,625
Government National Mortgage Association 7.00%
 2022.............................................     17,128         17,695
Government National Mortgage Association 7.00%
 2023.............................................     15,007         15,499
Government National Mortgage Association 7.25%
 2027.............................................    226,706        234,498
Government National Mortgage Association 7.50%
 2024.............................................     59,971         62,182
Government National Mortgage Association 8.50%
 2017.............................................     56,655         60,408
Government National Mortgage Association 9.00%
 2021.............................................     17,472         18,783
United States Treasury Bonds 7.50% 2016...........    230,000        292,783
United States Treasury Bonds 8.50% 2020...........    200,000        284,468
United States Treasury Bonds 9.25% 2016...........    160,000        235,675
United States Treasury Bonds 11.88% 2003..........    520,000        695,172
United States Treasury Bonds 12.00% 2013..........  3,330,000      5,208,853
United States Treasury Bonds Strip zero coupon
 2012.............................................    260,000        132,761
United States Treasury Notes 6.63% 2001...........    365,000        386,444
                                                                ------------
                                                                  10,712,964
                                                                ------------

UTILITIES -- 2.1%
ELECTRIC UTILITIES -- 0.8%
Atlantic City Electric Co. 6.38% 2005.............     45,000         47,889
Cleveland Electric Illuminating Co., Series B
 7.19% 2000.......................................     20,000         20,479
Empresa Nacional de Electricidad SA 7.33% 2037....     45,000         40,226
PacifiCorp 6.38% 2008#............................    150,000        156,675
Public Service Electric & Gas Co. 8.88% 2003......     21,000         24,392
UtiliCorp United, Inc. 6.88% 2004.................     70,000         74,393
WESCO Distribution, Inc., Series B 9.13% 2008.....     15,000         14,288

GAS & PIPELINE UTILITIES -- 0.5%
HNG Internorth, Inc. 9.63% 2006...................    110,000        132,367
KN Energy, Inc. 6.65% 2005........................     90,000         92,425

TELEPHONE -- 0.8%
GTE Corp. 6.36% 2006..............................    175,000        186,392
MCI Communications Corp. 6.13% 2002(4)............     45,000         46,128
MGC Communications, Inc., Series B 13.00% 2004....      5,000          3,750
WorldCom, Inc. 7.55% 2004.........................    165,000        179,702
                                                                ------------
                                                                   1,019,106
                                                                ------------
TOTAL BONDS & NOTES (cost $18,918,155)............                19,738,947
                                                                ------------

----------------
26

WARRANTS -- 0.0%+                                    SHARES        VALUE
----------------------------------------------------------------------------
FINANCE -- 0.0%
BANKS -- 0.0%
Golden State Bancorp, Inc.........................      1,500   $      6,328
                                                                ------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
KMC Telecom Holdings, Inc. 4/15/08*#..............         20             50
                                                                ------------
TOTAL WARRANTS (cost $8,851)......................                     6,378
                                                                ------------


PUT OPTIONS -- 0.1%                                 CONTRACTS
----------------------------------------------------------------------------
America Online, Inc., exp 11/98...................         15         19,125
At Home Corp., exp 10/98..........................          5             31
CMG Information Services, Inc., exp 11/98.........         14          8,225
Excite, Inc., exp 11/98...........................         10          6,000
Lycos, Inc., exp 11/98............................         19         11,163
Yahoo, Inc., exp 11/98............................          7         11,638
                                                                ------------
TOTAL PUT OPTIONS (cost $60,781)..................                    56,182
                                                                ------------
TOTAL INVESTMENT SECURITIES (cost $41,871,349)....                43,691,037
                                                                ------------

                                                    PRINCIPAL
SHORT-TERM SECURITIES -- 2.1%                        AMOUNT
----------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.1%
Chase Manhattan Corp. 8.77% due 2/19/99...........  $  50,000         50,513
                                                                ------------
FEDERAL AGENCY OBLIGATIONS -- 1.9%
Federal Home Loan Mortgage Corp. 5.40% due
 10/1/98..........................................    925,000        925,000
                                                                ------------
FOREIGN SHORT-TERM NOTES -- 0.1%
New Zealand Treasury Bill zero coupon due
 12/16/98................................... (NZD)    130,000         64,374
                                                                ------------
TOTAL SHORT-TERM SECURITIES (cost $1,047,296).....                 1,039,887
                                                                ------------

REPURCHASE AGREEMENTS -- 9.2%
----------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 9.2%
J.P. Morgan & Co., Inc. Joint Repurchase Agreement
 (Note 3).........................................    640,000        640,000
PaineWebber, Inc. Joint Repurchase Agreement (Note
 3)...............................................  2,872,000      2,872,000
State Street Bank & Trust Co. Joint Repurchase
 Agreement (Note 3)...............................  1,000,000      1,000,000
                                                                ------------
TOTAL REPURCHASE AGREEMENTS (cost $4,512,000).....                 4,512,000
                                                                ------------

TOTAL INVESTMENTS --
  (cost $47,430,645)                          100.2%         49,242,924
Total written call options                     (0.1)            (29,707)
Liabilities in excess of other assets --       (0.1)            (52,100)
                                           ---------      -------------
NET ASSETS --                                 100.0%      $  49,161,117
                                           ---------      -------------
                                           ---------      -------------

-------------

+   Non-income producing securities

#  Fair valued security; see Note 2

*  Resale restricted to qualified institutional buyers

@ The security or a portion thereof has been segregated as collateral for the written option contracts

                                                                ----------------

(1) PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash

(2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

(3) Bond issued as part of a unit which includes an equity component

(4) Variable rate security; rate as of September 30, 1998

ADR -- American Depository Receipt

AUD -- Australian Dollar

NOK -- Norwegian Krone

NZD -- New Zealand Dollar

OPEN COVERED WRITTEN CALL OPTIONS

---------------------------------------------------------------------------
                                        EXPIRATION     STRIKE
CALL OPTIONS               CONTRACTS       DATE         PRICE       VALUE
---------------------------------------------------------------------------
Abercrombie & Fitch Co.            3         10/98    $      50   $    (244)
America Online, Inc.              15         11/98          120     (11,812)
Sepracor, Inc.                    10         10/98           60      (7,501)
Yahoo!, Inc.                       7         11/98          135     (10,150)
                                                                  ---------
Total Open Covered Written Call Options (proceeds $27,329)......  $ (29,707)
                                                                  ---------
                                                                  ---------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------------
                                                    GROSS
    CONTRACT              IN          DELIVERY    UNREALIZED
   TO DELIVER        EXCHANGE FOR       DATE     APPRECIATION
--------------------------------------------------------------
AUD       24,000      USD     14,284  10/27/98    $     58
USD       37,153     FIM     200,000  11/12/98       2,269
*USD       9,450      GBP      5,800  10/07/98         406
*USD       3,254      GBP      2,000  10/07/98         145
*USD       4,875      GBP      3,000  10/07/98         224
*USD      11,352      GBP      7,000  10/07/98         544
USD        7,606    ITL   13,000,000  10/19/98         272
USD       28,960    ITL   51,000,000  11/12/98       1,953
USD        6,264    ITL   11,000,000  11/12/98         403
USD        8,565    ITL   15,000,000  11/12/98         527
USD        4,819    ITL    8,000,000  11/12/98          30
                                                   -------
                                                     6,831
                                                   -------


                                                    GROSS
                                                  UNREALIZED
                                                 DEPRECIATION
--------------------------------------------------------------
AUD      845,000      USD    500,730  10/27/98        (140)
AUD      103,000      USD     59,925  10/27/98      (1,127)
FIM      430,000      USD     80,264  11/06/98      (4,469)
FIM      500,000      USD     90,912  11/12/98      (7,643)
FIM      570,000      USD    106,343  11/12/98      (6,010)
*GBP      17,800      USD     29,512  10/07/98        (738)
ITL   10,000,000      USD      5,684  10/19/98        (376)
ITL   82,000,000      USD     47,029  10/19/98      (2,659)
ITL   14,000,000      USD      7,922  10/19/98        (561)
ITL  114,000,000      USD     64,564  11/12/98      (4,535)
                                                   -------
                                                   (28,258)
                                                   -------
Net Unrealized Depreciation...................    $(21,427)
                                                   -------
                                                   -------

-------------

* Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counter party settlement risk

AUD -- Australian Dollar    GBP -- Great British Pound  USD -- United States Dollar
FIM -- Finnish Markka       ITL -- Italian Lira

See Notes to Financial Statements

----------------
28

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
INCOME/EQUITY PORTFOLIO               INVESTMENT PORTFOLIO -- SEPTEMBER 30, 1998

                                                                     (UNAUDITED)

COMMON STOCK -- 26.3%                        SHARES           VALUE
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.7%
APPAREL & TEXTILES -- 0.1%
Oakley, Inc.+ ..........................          3,100   $      29,837

AUTOMOTIVE -- 0.3%
Federal-Mogul Corp. ....................          1,245          58,204
Ford Motor Co. .........................          1,000          46,937
General Motors Corp. ...................            500          27,344

RETAIL -- 1.3%
Amazon.com, Inc.+ ......................            380          42,418
Costco Cos., Inc.+ .....................          1,165          55,192
CVS Corp. ..............................          2,500         109,531
Dayton Hudson Corp. ....................          1,500          53,625
Federated Department Stores, Inc.+ .....            800          29,100
Gap, Inc. ..............................          1,000          52,750
Home Depot, Inc. .......................          1,300          51,350
Office Depot, Inc.+ ....................          1,000          22,438
Wal-Mart Stores, Inc. ..................          1,900         103,787
                                                          -------------
                                                                682,513
                                                          -------------

CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.1%
Philip Morris Cos., Inc. ...............          1,100          50,669
UST, Inc. ..............................            400          11,825

HOUSEHOLD PRODUCTS -- 0.1%
Colgate-Palmolive Co. ..................            500          34,250
                                                          -------------
                                                                 96,744
                                                          -------------

ENERGY -- 0.9%
ENERGY SERVICES -- 0.3%
Schlumberger Ltd. ......................            800          40,250
Transocean Offshore, Inc. ..............          2,355          81,689

ENERGY SOURCES -- 0.6%
Chevron Corp. ..........................            800          67,250
Enron Corp. ............................            500          26,406
Exxon Corp. ............................            500          35,094
Mobil Corp. ............................            400          30,375
Ocean Rig ASA+ ....................(NOK)         44,992          17,829
Royal Dutch Petroleum Co. ..............          1,000          47,625
Texaco, Inc. ...........................            600          37,612
                                                          -------------
                                                                384,130
                                                          -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
FINANCE -- 3.3%
BANKS -- 1.1%
Ambanc Holding Co., Inc. ...............            115   $       1,495
Bank of New York Co., Inc. .............          4,000         109,500
Chase Manhattan Corp. ..................            600          25,950
Citicorp................................            250          23,234
First Union Corp. ......................            500          25,594
Firstar Corp. ..........................            575          29,109
Mellon Bank Corp. ......................            800          44,050
NationsBank Corp. ......................            590          31,565
Star Banc Corp. ........................            860          56,867
Summit Bancorp. ........................          1,200          45,000
U.S. Bancorp............................          1,555          55,300

FINANCIAL SERVICES -- 1.6%
American Express Co. ...................            800          62,100
American General Corp. .................            700          44,712
Associates First Capital Corp., Class
  A.....................................          2,255         147,139
Capital One Financial Corp. ............          1,000         103,500
Equitable Cos., Inc. ...................            600          24,825
Federal National Mortgage Association...            400          25,700
Fleet Financial Group, Inc. ............            800          58,750
Household International, Inc. ..........          1,400          52,500
Morgan Stanley, Dean Witter & Co. ......            500          21,531
Newcourt Credit Group, Inc. ............            940          24,558
PaineWebber Group, Inc. ................            900          27,000
Providian Financial Corp. ..............            800          67,850
Travelers Group, Inc. ..................            750          28,125

INSURANCE -- 0.6%
Aetna, Inc. ............................            400          27,800
Allstate Corp. .........................          1,000          41,687
Chubb Corp. ............................            300          18,900
The Hartford Financial Services Group,
  Inc. .................................            600          28,463
UNUM Corp. .............................          2,570         127,697
                                                          -------------
                                                              1,380,501
                                                          -------------

HEALTHCARE -- 5.1%
DRUGS -- 3.9%
Abbott Laboratories, Inc. ..............            800          34,750
ALZA Corp.+ ............................          3,785         164,174
Amgen, Inc.+ ...........................            700          52,894
Biogen, Inc.+ ..........................            900          59,231
Bristol-Myers Squibb Co. ...............            400          41,550
Centocor, Inc.+ ........................          3,155         125,017
Eli Lilly & Co. ........................          3,070         240,419
Merck & Co., Inc. ......................            300          38,869
Pfizer, Inc. ...........................          2,885         305,630
Pharmacia & Upjohn, Inc. ...............          1,545          77,540
Warner-Lambert Co. .....................          6,085         459,417

HEALTH SERVICES -- 0.4%
IMS Health, Inc. .......................          2,120         131,308
Omnicare, Inc. .........................          1,499          52,840

----------------
30

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS -- 0.8%
Allegiance Corp. .......................            800   $      23,800
Baxter International, Inc. .............            800          47,600
Johnson & Johnson.......................            500          39,125
Schering-Plough Corp. ..................            500          51,781
Sofamor Danek Group, Inc.+ .............          1,625         144,625
United States Surgical Corp. ...........             45           1,876
                                                          -------------
                                                              2,092,446
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 1.4%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Orbital Sciences Corp.+ ................          1,080          30,308

BUSINESS SERVICES -- 0.4%
Apollo Group, Inc., Class A+............            975          27,178
Delta & Pine Land Co. ..................          1,310          57,640
Service Corp. International.............            800          25,500
Technology Solutions Co.+ ..............          1,460          16,425
Waste Management, Inc.+ ................            600          28,838

MACHINERY -- 0.1%
United Technologies Corp. ..............            700          53,506

MULTI-INDUSTRY -- 0.7%
Raisio Group PLC........................          3,507          51,041
Republic Industries, Inc.+ .............            900          13,106
Tyco International Ltd. ................          4,320         238,680

TRANSPORTATION -- 0.1%
Burlington Northern Santa Fe Corp. .....            900          28,800
                                                          -------------
                                                                571,022
                                                          -------------

INFORMATION & ENTERTAINMENT -- 2.8%
BROADCASTING & MEDIA -- 2.7%
Capstar Broadcasting Corp., Class A+....            240           3,705
Chancellor Media Corp.+ ................          1,860          62,077
Cox Communications, Inc., Class A+......          1,765          96,413
Lamar Advertising Co.,+ ................          1,476          41,328
Liberty Media Group, Series A+..........          3,620         132,809
MediaOne Group, Inc.+ ..................          6,825         303,286
Outdoor Systems, Inc.+ .................          2,757          53,762
Penton Media, Inc. .....................          1,445          19,688
Time Warner, Inc. ......................          4,417         386,764
United International Holdings, Inc.+ ...            850           8,234

LEISURE & TOURISM -- 0.1%
Carnival Corp., Class A.................            960          30,540
McDonald's Corp. .......................            500          29,844
                                                          -------------
                                                              1,168,450
                                                          -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 9.5%
COMMUNICATION EQUIPMENT -- 0.9%
General Instrument Corp.+ ..............          1,340   $      28,978
Lucent Technologies, Inc. ..............          1,400          96,687
Nokia Corp., Class A ADR................          2,935         230,214

COMPUTERS & BUSINESS EQUIPMENT -- 1.3%
Compaq Computer Corp. ..................            700          22,137
Dell Computer Corp.+ ...................          3,415         224,536
EMC Corp.+ .............................          2,500         142,969
Hewlett-Packard Co. ....................            200          10,588
Honeywell, Inc. ........................            400          25,625
International Business Machines
  Corp. ................................            700          89,600
Micron Technology, Inc.+ ...............            800          24,350

ELECTRONICS -- 1.1%
General Electric Co. ...................          2,060         163,899
Intel Corp. ............................            810          69,457
Maxim Integrated Products, Inc.+ .......          1,800          50,175
Motorola, Inc. .........................            500          21,344
Pittway Corp., Class A..................          3,180          75,922
Texas Instruments, Inc. ................            800          42,200
Vitesse Semiconductor Corp.+ ...........          2,270          53,629

SOFTWARE -- 3.7%
America Online, Inc.+ ..................          1,850         205,812
Aspect Development, Inc.+ ..............            410          16,144
Aspen Technology, Inc.+ ................          2,375          63,531
At Home Corp., Series A+................          1,600          76,600
BMC Software, Inc.+ ....................            600          36,038
Broadcast.com, Inc.+ ...................             25           1,009
Cadence Design Systems, Inc.+ ..........          3,835          98,032
Cisco Systems, Inc.+ ...................          6,813         421,129
Intuit, Inc.+ ..........................          1,220          56,806
Microsoft Corp.+ .......................          3,760         413,835
Sapient Corp.+ .........................          2,400          81,900
Sun Microsystems, Inc.+ ................            300          14,944
Wind River Systems+ ....................          1,155          54,574

TELECOMMUNICATIONS -- 2.5%
Comcast Corp., Class A..................          7,800         366,112
Frontier Corp. .........................          1,500          41,063
Global Crossing Ltd.+ ..................            190           3,966
Tele-Communications, Inc., TCI Ventures
  Group, Series A+......................         14,520         260,453
Tele-Communications, Inc., Series A+....          8,080         316,130
Western Wireless Corp., Class A+........          2,565          45,849
                                                          -------------
                                                              3,946,237
                                                          -------------

MATERIALS -- 0.5%
CHEMICALS -- 0.4%
du Pont (E.I.) de Nemours & Co. ........            800          44,900
Monsanto Co. ...........................          2,330         131,354

----------------
32

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
MATERIALS (CONTINUED)
METALS & MINERALS -- 0.1%
Martin Marietta Materials, Inc. ........            300   $      12,956
                                                          -------------
                                                                189,210
                                                          -------------

UTILITIES -- 0.9%
ELECTRIC UTILITIES -- 0.1%
GPU, Inc. ..............................            800          34,000

GAS & PIPELINE UTILITIES -- 0.0%
Consolidated Natural Gas Co. ...........            500          27,250

TELEPHONE -- 0.8%
AT&T Corp. .............................          2,000         116,875
GTE Corp. ..............................            500          27,500
MCI WorldCom, Inc.+ ....................          1,800          87,975
SBC Communications, Inc. ...............            800          35,550
Telecom Italia SpA......................          7,115          49,031
                                                          -------------
                                                                378,181
                                                          -------------
TOTAL COMMON STOCK (cost $9,973,373)....                     10,889,434
                                                          -------------


PREFERRED STOCK -- 0.0%
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
Viatel, Inc., Series A 10.00%(1) (cost
  $332).................................              5             298
                                                          -------------

                                            PRINCIPAL
BONDS & NOTES -- 65.6%                       AMOUNT
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.5%
APPAREL & TEXTILES -- 0.0%
Galey & Lord, Inc. 9.13% 2008...........  $       5,000           4,300

AUTOMOTIVE -- 0.0%
Accuride Corp., Series B 9.25% 2008*....         10,000           9,575

HOUSING -- 0.1%
Engle Homes, Inc., Series C 9.25%
  2008..................................         10,000           9,600
Falcon Building Products, Inc. 9.50%
  2007..................................         10,000           8,500
Standard Pacific Corp. 8.50% 2007.......         20,000          19,100

RETAIL -- 0.4%
Amazon.com, Inc. zero coupon 2008(2)....         65,000          35,750
Duane Reade, Inc. 9.25% 2008............         10,000           9,700
Fred Meyer, Inc. 7.38% 2005.............         55,000          57,095
J.C. Penney Co., Inc. 7.40% 2037........         50,000          55,051
                                                          -------------
                                                                208,671
                                                          -------------

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Aurora Foods, Inc., Series B 8.75%
  2008..................................  $       5,000   $       5,063
Nash Finch Co. 8.50% 2008...............         10,000           9,400
Panamerican Beverages, Inc. 8.13%
  2003..................................         70,000          72,061

HOUSEHOLD PRODUCTS -- 0.0%
Revlon Worldwide Corp. zero coupon
  2001..................................         20,000          15,300
                                                          -------------
                                                                101,824
                                                          -------------

ENERGY -- 0.8%
ENERGY SERVICES -- 0.0%
Dailey International, Inc. 9.50% 2008...         15,000           9,000

ENERGY SOURCES -- 0.8%
Abraxas Petroleum Corp. 11.50% 2004.....         15,000          11,700
Cross Timbers Oil Co., Class B 8.75%
  2009..................................         15,000          13,500
Newfield Exploration Co., Series B 7.45%
  2007..................................         20,000          19,860
P&L Coal Holdings Corp. 9.63% 2008*.....         25,000          24,562
Petroleos Mexicano 9.00% 2007...........         52,000          42,250
Sonat, Inc. 6.88% 2005..................        140,000         149,822
Tesoro Petroleum Corp., Series B 9.00%
  2008..................................         10,000           9,625
YPF Sociedad Anonima 8.00% 2004.........         40,000          36,300
                                                          -------------
                                                                316,619
                                                          -------------

FINANCE -- 11.0%
BANKS -- 3.0%
Banc One Corp. 8.00% 2027...............         43,000          50,269
Bank One Columbus 7.38% 2002............         40,000          42,907
Banponce Financial Corp. 6.75% 2001.....         50,000          51,782
Credit National 7.00% 2005..............         40,000          42,127
Export Import Bank of Korea 6.50%
  2006..................................         65,000          49,869
First Chicago NBD Corp. 7.25% 2004......        135,000         145,746
First Republic Bancorp 7.75% 2012.......         50,000          55,693
First Union-Lehman Brothers Commercial
  Mortgage Corp. 6.60% 2007.............        250,000         258,080
Korea Development Bank 7.13% 2001.......         35,000          30,555
National City Corp. 7.20% 2005..........        200,000         216,752
NBD Bank SA 8.25% 2024..................         50,000          59,715
NCNB Co. 9.38% 2009.....................         68,000          87,341
United States Bancorp 7.50% 2026........        110,000         122,756
Western Financial Savings Bank 8.88%
  2007..................................         10,000           8,400

FINANCIAL SERVICES -- 7.0%
Aesop Funding Corp. 6.14% 2006..........        120,000         123,525
Allstate Financing II 7.83% 2045........         49,000          51,946
AMRESCO, Inc. 9.88% 2005*...............         10,000           8,000
Arcadia Financial Ltd. 11.50% 2007
  (3)...................................         10,000           7,275
Asset Securitization Corp. 6.66% 2041...         80,000          83,565
Associates Corp. of North America 7.63%
  2004..................................        130,000         144,691
ContiFinancial Corp. 8.13% 2008.........          5,000           4,697
CS First Boston Mortgage Securities
  Corp. 7.24% 2029......................        110,000         118,701
Dime Capital Trust I, Series A 9.33%
  2027..................................         40,000          45,354
Equitable Cos., Inc. 7.00% 2028.........        130,000         132,128

----------------
34

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Finova Capital Corp. 6.63% 2001.........  $     125,000   $     128,780
Finova Capital Corp., Series C 6.39%
  2002..................................         60,000          62,579
Fleet Mortgage Group, Inc. 6.84% 2003...         50,000          53,319
Ford Motor Credit Corp. 7.02% 2000......        125,000         129,751
GE Capital Mortgage Services, Inc. 6.25%
  2023..................................         25,480          25,496
General Motors Acceptance Corp. 7.63%
  2003..................................        135,000         148,728
Morgan Stanley Capital I, Inc. 7.22%
  2007*#................................        120,000         129,788
Popular North America, Inc. 6.63%
  2002..................................         50,000          50,903
Private Export Funding Corp. 5.87%
  2008..................................        400,000         424,812
Private Export Funding Corp. 6.31%
  2004..................................        100,000         107,126
Private Export Funding Corp. 6.62%
  2005..................................        160,000         177,483
Private Export Funding Corp. 7.03%
  2003..................................         60,000          65,974
Private Export Funding Corp. 7.30%
  2002..................................        270,000         291,135
Private Export Funding Corp. 7.90%
  2000..................................         75,000          78,522
U.S. West Capital Funding, Inc. 6.25%
  2005..................................        165,000         175,227
U.S. West Capital Funding, Inc. 6.88%
  2028..................................        100,000         106,007

INSURANCE -- 1.0%
Cigna Corp. 7.40% 2007..................         80,000          87,675
Cigna Corp. 7.88% 2027..................         37,000          40,159
Jackson National Life Insurance Co.
  8.15% 2027*...........................         44,000          53,239
Lumbermens Mutual Casualty Co. 8.30%
  2037*.................................         80,000          89,628
Metropolitan Life Insurance Co. 7.70%
  2015*.................................        140,000         164,140
                                                          -------------
                                                              4,532,345
                                                          -------------

HEALTHCARE -- 1.0%
HEALTH SERVICES -- 0.5%
HEALTHSOUTH Corp. 6.88% 2005*(3)........        120,000         125,742
Tenet Healthcare Corp. 7.88% 2003.......         50,000          50,750
Tenet Healthcare Corp. 8.13% 2008*(3)...         20,000          20,481

MEDICAL PRODUCTS -- 0.5%
Allegiance Corp. 7.00% 2026.............        130,000         137,357
Beckman Instruments, Inc. 7.10% 2003....         75,000          77,024
Owens & Minor, Inc. 10.88% 2006.........         10,000          10,600
                                                          -------------
                                                                421,954
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 2.1%
AEROSPACE & MILITARY TECHNOLOGY -- 0.0%
K & F Industries, Inc. 9.25% 2007.......         15,000          14,700

BUSINESS SERVICES -- 1.1%
Boise Cascade Office Products Co. 7.05%
  2005..................................        230,000         243,197
Federal Express Corp. 6.72% 2022#.......        190,000         195,700

MACHINERY -- 0.3%
Cincinnati Milacron, Inc. 7.88% 2000....         75,000          77,368
Grove Worldwide LLC 9.25% 2008*(3)......          5,000           4,400
Johnstown America Industries, Inc.
  11.75% 2005...........................         10,000          10,487
Numatics, Inc., Series B 9.63% 2008.....         10,000           9,763

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY -- 0.0%
Nortek, Inc. 8.88% 2008.................  $       5,000   $       4,825

TRANSPORTATION -- 0.7%
AMR Corp. 9.88% 2020....................         70,000          97,541
Continental Airlines, Inc. 6.47% 2004...         95,000         100,994
Continental Airlines, Inc. 6.65% 2017...         70,000          74,327
MTL, Inc. 10.00% 2006*..................         15,000          14,400
                                                          -------------
                                                                847,702
                                                          -------------

INFORMATION & ENTERTAINMENT -- 1.3%
BROADCASTING & MEDIA -- 1.2%
Allbritton Communications Co. 8.88%
  2008..................................         10,000           9,900
Century Communications Corp., Series B
  zero coupon 2008......................         25,000          11,750
Classic Cable, Inc. 9.88% 2008..........          5,000           5,088
Comcast Cable Communications 8.50%
  2027..................................         50,000          61,252
EchoStar DBS Corp. 12.50% 2002..........         15,000          15,637
Granite Broadcasting Corp. 8.88%
  2008*.................................         20,000          18,675
LIN Holdings Corp. zero coupon
  2008*(2)..............................         20,000          13,100
News America Holdings, Inc. 8.00%
  2016..................................        125,000         138,140
Scholastic Corp. 7.00% 2003.............         80,000          84,465
Tele-Communications, Inc. 8.00% 2005....         50,000          57,141
Viacom, Inc. 7.75% 2005.................         80,000          86,389

LEISURE & TOURISM -- 0.1%
Argosy Gaming Co. 13.25% 2004...........         10,000          10,625
Fitzgeralds Gaming Corp., Series B
  12.25% 2004...........................          5,000           3,500
Loews Cineplex Entertainment Corp. 8.88%
  2008*.................................          5,000           4,950
                                                          -------------
                                                                520,612
                                                          -------------

INFORMATION TECHNOLOGY -- 1.0%
ELECTRONICS -- 0.0%
Advanced Micro Devices, Inc. 11.00%
  2003..................................         10,000          10,100
Amphenol Corp. 9.88% 2007...............          5,000           4,675

SOFTWARE -- 0.1%
Concentric Network Corp. 12.75% 2007....         10,000           9,225
PSINet, Inc. 10.00% 2005................         10,000          10,000

TELECOMMUNICATIONS -- 0.9%
AMSC Acquisition, Inc. 12.25% 2008......          5,000           3,088
BTI Telecom Corp. 10.50% 2007...........         10,000           8,300
Compania de Telecomunicaciones 7.63%
  2006..................................         50,000          48,184
e.spire Communications, Inc. zero coupon
  2008*(2)..............................         25,000          12,844
GCI, Inc. 9.75% 2007....................         10,000           9,300
Globalstar LP 10.75% 2004...............         15,000           9,600
GST Telecommunications, Inc. zero coupon
  2008*(2)(3)...........................         20,000           9,925
Intermedia Communications, Inc. 8.88%
  2007..................................         20,000          20,100
Iridium LLC 10.88% 2005.................         10,000           8,075
Iridium LLC 11.25% 2005.................          5,000           4,100
ITC Deltacom, Inc. 8.88% 2008...........         10,000           9,800
IXC Communications, Inc. 9.00% 2008.....         10,000           9,900

----------------
36

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
KMC Telecom Holdings, Inc. zero coupon
  2008(2)...............................  $      20,000   $       9,575
Level 3 Communications, Inc. 9.13%
  2008..................................         15,000          14,212
McleodUSA, Inc. 8.38% 2008..............         15,000          14,775
MJD Communications, Inc. 9.50% 2008*....          5,000           5,025
Nextel Communications, Inc. zero coupon
  2007(2)...............................         20,000          12,000
Paging Network, Inc. 10.13% 2007........         15,000          14,850
Tele-Communications, Inc. 7.25% 2005....         50,000          55,013
Tele-Communications, Inc. 9.25% 2002....         50,000          56,113
Telecommunications Tech Co. LLC 9.75%
  2008*.................................         15,000          13,706
Time Warner Telecom, Inc. 9.75% 2008....         10,000          10,050
Viatel, Inc. 11.25% 2008* (3)...........         10,000           9,000
                                                          -------------
                                                                401,535
                                                          -------------

MATERIALS -- 0.6%
CHEMICALS -- 0.2%
Huntsman Corp. 9.50% 2007*..............         15,000          14,400
ICI Wilmington, Inc. 6.95% 2004.........         70,000          73,199
LaRoche Industries, Inc. 9.50% 2007.....         10,000           8,500
Sovereign Speciality Chemicals 9.50%
  2007..................................         10,000           9,550

FOREST PRODUCTS -- 0.3%
American Pad & Paper Co. 13.00% 2005....         10,000           5,400
Boise Cascade Corp. 9.90% 2001..........         90,000          99,061
Gaylord Container Corp. 9.38% 2007......         10,000           8,000
Grupo Industrial Durango SA de CV 12.63%
  2003..................................         10,000           7,100
Repap New Brunswick, Inc. 9.00% 2004....         10,000           9,125

METALS & MINERALS -- 0.1%
A.K. Steel Holding Corp. 9.13% 2006.....         10,000          10,000
Armco, Inc. 9.00% 2007..................         10,000           9,800
Bayou Steel Corp. 9.50% 2008*...........         15,000          13,481
                                                          -------------
                                                                267,616
                                                          -------------

MUNICIPAL BONDS -- 1.7%
MUNICIPAL BONDS -- 1.7%
Allentown Pennsylvania 6.20% 2005.......        280,000         296,817
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002.........        135,000         142,102
Huntsville Alabama Solid Waste Disposal
  Authority 5.95% 2003..................        100,000         102,691
Miami Florida Revenue 7.25% 2003........        135,000         147,200
                                                          -------------
                                                                688,810
                                                          -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 2.1%
FOREIGN GOVERNMENT -- 2.1%
Australian Government 10.00%
  2006.............................(AUD)        935,000         722,693
Republic of Argentina 11.00% 2006.......         55,000          51,288
Republic of Columbia 7.25% 2004.........         73,000          57,122
Republic of Columbia 7.63% 2007.........         25,000          17,438
Republic of Lithuania 7.13% 2002*.......         43,000          37,195
                                                          -------------
                                                                885,736
                                                          -------------

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
REAL ESTATE -- 0.6%
REAL ESTATE COMPANIES -- 0.6%
Equity Office Properties Operating LP
  6.38% 2003............................  $     120,000   $     119,926
Post Apartment Homes LP 7.02% 2001......        130,000         135,895
                                                          -------------
                                                                255,821
                                                          -------------

U.S. GOVERNMENT & AGENCIES -- 39.5%
U.S. GOVERNMENT & AGENCIES -- 39.5%
Federal Home Loan Mortgage Corp. 6.00%
  2006..................................         44,410          44,659
Federal Home Loan Mortgage Corp. 6.50%
  2022..................................        100,000         104,718
Federal Home Loan Mortgage Corp. 6.50%
  2023..................................         60,000          64,275
Federal Home Loan Mortgage Corp. 6.75%
  2022..................................         45,000          46,647
Federal Home Loan Mortgage Corp. 7.00%
  2023..................................         32,000          34,980
Federal Home Loan Mortgage Corp. 7.50%
  2023..................................         19,484          20,099
Federal Home Loan Mortgage Corp. 7.75%
  2022..................................         57,828          62,201
Federal Home Loan Mortgage Corp. 8.50%
  2008..................................        202,215         209,895
Federal Home Loan Mortgage Corp. 8.50%
  2019..................................         49,011          51,498
Federal National Mortgage Association
  5.25% 2003............................      1,635,000       1,669,482
Federal National Mortgage Association
  5.63% 2001............................        710,000         727,083
Federal National Mortgage Association
  5.65% 2005............................         44,718          44,635
Federal National Mortgage Association
  5.75% 2008............................      1,715,000       1,812,824
Federal National Mortgage Association
  6.13% 2028(4).........................        323,565         327,205
Federal National Mortgage Association
  6.59% 2007............................         99,181         105,690
Federal National Mortgage Association
  7.00% 2006............................          9,548           9,557
Federal National Mortgage Association
  7.39% 2021............................         55,263          60,337
Federal National Mortgage Association
  7.75% 2021............................        200,000         211,124
Federal National Mortgage Association
  8.00% 2006............................        134,996         142,969
Government National Mortgage Association
  7.00% 2022............................         18,747          19,368
Government National Mortgage Association
  7.00% 2023............................         18,262          18,861
Government National Mortgage Association
  7.25% 2027............................        337,745         349,354
Government National Mortgage Association
  7.50% 2022............................         45,806          47,509
Government National Mortgage Association
  7.50% 2024............................         19,303          20,015
Government National Mortgage Association
  8.50% 2017............................         72,435          77,233
Government National Mortgage Association
  9.00% 2021............................         18,889          20,305
United States Treasury Bonds 5.25%
  2003..................................        200,000         208,938
United States Treasury Bonds 7.50%
  2016..................................        275,000         350,067
United States Treasury Bonds 8.13%
  2021..................................        130,000         179,989
United States Treasury Bonds 8.50%
  2020..................................        275,000         391,143
United States Treasury Bonds 9.25%
  2016..................................        320,000         471,350
United States Treasury Bonds 10.75%
  2003..................................        150,000         187,337
United States Treasury Bonds 11.88%
  2003..................................        690,000         922,440
United States Treasury Bonds 12.00%
  2013..................................      3,740,000       5,850,183
United States Treasury Bonds Strip zero
  coupon 2012...........................        475,000         242,545
United States Treasury Notes 5.63%
  2008..................................        200,000         218,750
United States Treasury Notes 6.63%
  2001..................................        950,000       1,005,812
                                                          -------------
                                                             16,331,077
                                                          -------------

----------------
38

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
UTILITIES -- 3.2%
ELECTRIC UTILITIES -- 1.3%
Atlantic City Electric Co. 6.38% 2005...  $      60,000   $      63,852
Cleveland Electric Illuminating Co.,
  Series B 7.19% 2000...................         30,000          30,719
Empresa Nacional de Electricidad SA
  7.33% 2037............................         50,000          44,695
PacifiCorp 6.38% 2008#..................        250,000         261,125
Public Service Electric & Gas Co. 8.88%
  2003..................................         35,000          40,654
UtiliCorp United, Inc. 6.88% 2004.......         80,000          85,020
WESCO Distribution, Inc., Series B 9.13%
  2008..................................         20,000          19,050
GAS & PIPELINE UTILITIES -- 0.7%
HNG Internorth, Inc. 9.63% 2006.........        140,000         168,468
KN Energy, Inc. 6.65% 2005..............        105,000         107,829
TELEPHONE -- 1.2%
GTE Corp. 6.36% 2006....................        210,000         223,671
MCI Communications Corp. 6.13%
  2002(4)...............................         60,000          61,504
MGC Communications, Inc., Series B
  13.00% 2004...........................          5,000           3,750
WorldCom, Inc. 7.55% 2004...............        200,000         217,820
                                                          -------------
                                                              1,328,157
                                                          -------------
TOTAL BONDS & NOTES (cost
  $25,925,427)..........................                     27,108,479
                                                          -------------

WARRANTS -- 0.0%+                            SHARES
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
KMC Telecom Holdings, Inc. 4/15/08*#
  (cost $55)............................             20              50
                                                          -------------
TOTAL INVESTMENT SECURITIES (cost
  $35,899,187)..........................                     37,998,261
                                                          -------------


                                            PRINCIPAL
SHORT-TERM SECURITIES -- 2.0%                AMOUNT
-----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.2%
Chase Manhattan Corp. 8.77% due
  2/19/99...............................  $      60,000          60,616
                                                          -------------
FEDERAL AGENCY OBLIGATIONS -- 1.6%
Federal Home Loan Mortgage Corp. 5.40%
  due 10/1/98...........................        675,000         675,000
                                                          -------------
FOREIGN SHORT-TERM NOTES -- 0.2%
New Zealand Treasury Bill zero coupon
  due 12/16/98.....................(NZD)        160,000          79,228
                                                          -------------
TOTAL SHORT-TERM SECURITIES (cost
  $823,970).............................                        814,844
                                                          -------------

REPURCHASE AGREEMENTS -- 5.2%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.2%
J.P. Morgan & Co., Inc. Joint Repurchase
  Agreement (See Note 3)................        380,000         380,000
PaineWebber, Inc. Joint Repurchase
  Agreement (See Note 3)................      1,767,000       1,767,000
                                                          -------------
TOTAL REPURCHASE AGREEMENTS (cost
  $2,147,000)...........................                      2,147,000
                                                          -------------

TOTAL INVESTMENTS --
  (cost $38,870,157)                       99.1%            40,960,105
Other assets less liabilities --            0.9                363,687
                                         ------            -----------
NET ASSETS --                             100.0%           $41,323,792
                                         ------            -----------
                                         ------            -----------

                                                                ----------------

-------------
+   Non-income producing securities
#  Fair valued security; see Note 2
*  Resale restricted to qualified institutional buyers
(1) PIK ("Payment-In-Kind") payment made with additional securities in lieu of cash
(2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(3) Bond issued as part of a unit which includes an equity component
(4) Variable rate security; rate as of September 30, 1998
ADR -- American Depository Receipt
AUD -- Australian Dollar
NOK -- Norwegian Krone
NZD -- New Zealand Dollar

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------------
                                                    GROSS
     CONTRACT              IN         DELIVERY    UNREALIZED
    TO DELIVER        EXCHANGE FOR      DATE     APPRECIATION
--------------------------------------------------------------
AUD        30,000      USD    17,855  10/27/98    $     72
USD        27,865     FIM    150,000  11/12/98       1,702
*USD        2,444      GBP     1,500  10/07/98         105
*USD        3,254      GBP     2,000  10/07/98         145
*USD        1,625      GBP     1,000  10/07/98          75
*USD        6,487      GBP     4,000  10/07/98         311
USD         4,680    ITL   8,000,000  10/19/98         167
USD        15,332    ITL  27,000,000  11/12/98       1,034
USD         3,986    ITL   7,000,000  11/12/98         257
USD         3,997    ITL   7,000,000  11/12/98         246
USD         1,928    ITL   3,200,000  11/12/98          11
                                                   -------
                                                     4,125
                                                   -------


                                                    GROSS
                                                  UNREALIZED
                                                 DEPRECIATION
--------------------------------------------------------------
AUD     1,048,000      USD   621,024  10/27/98        (174)
AUD       125,000      USD    72,725  10/27/98      (1,368)
FIM       190,000      USD    35,466  11/06/98      (1,974)
FIM       300,000      USD    54,547  11/12/98      (4,586)
FIM       310,000      USD    57,836  11/12/98      (3,269)
FIM        50,000      USD     9,389  11/12/98        (466)
*GBP        8,500      USD    14,093  10/07/98        (352)
ITL     7,000,000      USD     3,979  10/19/98        (263)
ITL    44,000,000      USD    25,235  10/19/98      (1,427)
ITL     7,000,000      USD     3,961  10/19/98        (281)
ITL    56,000,000      USD    31,715  11/12/98      (2,228)
                                                   -------
                                                   (16,388)
                                                   -------
Net Unrealized Depreciation...................    $(12,263)
                                                   -------
                                                   -------

-------------
*Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

AUD -- Australian Dollar    GBP -- Great British Pound  USD -- United States Dollar
FIM -- Finnish Markka       ITL -- Italian Lira

See Notes to Financial Statements

------------------
40

----------------

SEASONS SERIES TRUST
MULTI-MANAGED INCOME
PORTFOLIO                             INVESTMENT PORTFOLIO -- SEPTEMBER 30, 1998

                                                                     (UNAUDITED)

COMMON STOCK -- 13.4%                                      SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.9%
APPAREL & TEXTILES -- 0.0%
Oakley, Inc.+ ........................................          1,400   $      13,475

AUTOMOTIVE -- 0.2%
Federal-Mogul Corp. ..................................            430          20,102
Ford Motor Co. .......................................            700          32,856
General Motors Corp. .................................            500          27,344

RETAIL -- 0.7%
Amazon.com, Inc.+ ....................................            130          14,511
Costco Cos., Inc.+ ...................................            385          18,239
CVS Corp. ............................................            700          30,669
Dayton Hudson Corp. ..................................            480          17,160
Federated Department Stores, Inc.+ ...................            300          10,913
Gap, Inc. ............................................            600          31,650
Home Depot, Inc. .....................................            700          27,650
Office Depot, Inc. + .................................            400           8,975
Wal-Mart Stores, Inc. ................................          1,000          54,625
                                                                        -------------
                                                                              308,169
                                                                        -------------

CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.1%
Philip Morris Cos., Inc. .............................            700          32,244
UST, Inc. ............................................            200           5,912

HOUSEHOLD PRODUCTS -- 0.1%
Colgate-Palmolive Co. ................................            500          34,250
                                                                        -------------
                                                                               72,406
                                                                        -------------

ENERGY -- 0.6%
ENERGY SERVICES -- 0.1%
Schlumberger Ltd. ....................................            300          15,094
Transocean Offshore, Inc. ............................            820          28,444

ENERGY SOURCES -- 0.5%
Chevron Corp. ........................................            500          42,031
Enron Corp. ..........................................            300          15,844
Exxon Corp. ..........................................            200          14,037
Mobil Corp. ..........................................            300          22,781
Ocean Rig ASA+ ................................. (NOK)         15,501           6,143
Royal Dutch Petroleum Co. ............................            650          30,956
Texaco, Inc. .........................................            500          31,344
                                                                        -------------
                                                                              206,674
                                                                        -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
FINANCE -- 1.9%
BANKS -- 0.5%
Ambanc Holding Co., Inc. .............................             35   $         455
Bank of New York Co., Inc. ...........................          1,380          37,777
Chase Manhattan Corp. ................................            200           8,650
Citicorp..............................................             50           4,647
First Union Corp. ....................................            200          10,238
Firstar Corp. ........................................            185           9,366
Mellon Bank Corp. ....................................            400          22,025
NationsBank Corp. ....................................            260          13,910
Star Banc Corp. ......................................            295          19,507
Summit Bancorp. ......................................            600          22,500
U.S. Bancorp..........................................            525          18,670

FINANCIAL SERVICES -- 1.1%
American Express Co. .................................            400          31,050
American General Corp. ...............................            400          25,550
Associates First Capital Corp., Class A...............            990          64,597
Capital One Financial Corp. ..........................            500          51,750
Equitable Cos., Inc. .................................            300          12,413
Federal National Mortgage Association.................            300          19,275
Fleet Financial Group, Inc. ..........................            400          29,375
Household International, Inc. ........................          1,000          37,500
Morgan Stanley, Dean Witter & Co. ....................            400          17,225
Newcourt Credit Group, Inc. ..........................            320           8,360
PaineWebber Group, Inc. ..............................            900          27,000
Providian Financial Corp. ............................            400          33,925
Travelers Group, Inc. ................................            300          11,250

INSURANCE -- 0.3%
Aetna, Inc. ..........................................            100           6,950
Allstate Corp. .......................................            600          25,012
Chubb Corp. ..........................................            100           6,300
The Hartford Financial Services Group, Inc. ..........            200           9,488
UNUM Corp. ...........................................            880          43,725
                                                                        -------------
                                                                              628,490
                                                                        -------------

HEALTHCARE -- 2.6%
DRUGS -- 2.0%
ALZA Corp.+ ..........................................          1,285          55,737
Amgen, Inc.+ .........................................            300          22,669
Biogen, Inc.+ ........................................            400          26,325
Bristol-Myers Squibb Co. .............................            200          20,775
Centocor, Inc.+ ......................................          1,080          42,795
Eli Lilly & Co. ......................................          1,245          97,499
Merck & Co., Inc. ....................................            300          38,869
Pfizer, Inc. .........................................          1,115         118,120
Pharmacia & Upjohn, Inc. .............................            520          26,098
Warner-Lambert Co. ...................................          2,615         197,432

HEALTH SERVICES -- 0.2%
IMS Health, Inc. .....................................            720          44,595
Omnicare, Inc. .......................................            517          18,224

----------------
42

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS -- 0.4%
Allegiance Corp. .....................................            300   $       8,925
Baxter International, Inc. ...........................            500          29,750
Johnson & Johnson.....................................            300          23,475
Schering-Plough Corp. ................................            230          23,819
Sofamor Danek Group, Inc.+ ...........................            565          50,285
United States Surgical Corp. .........................             10             417
                                                                        -------------
                                                                              845,809
                                                                        -------------
INDUSTRIAL & COMMERCIAL -- 0.6%
AEROSPACE & MILITARY TECHNOLOGY -- 0.0%
Orbital Sciences Corp.+ ..............................            365          10,243

BUSINESS SERVICES -- 0.2%
Apollo Group, Inc., Class A+ .........................            340           9,478
Delta & Pine Land Co. ................................            430          18,920
Service Corp. International...........................            100           3,188
Technology Solutions Co.+ ............................            505           5,681
Waste Management, Inc. + .............................            500          24,031
MACHINERY -- 0.1%
United Technologies Corp. ............................            300          22,931
MULTI-INDUSTRY -- 0.3%
Raisio Group PLC......................................          1,084          15,777
Republic Industries, Inc.+ ...........................            500           7,281
Tyco International Ltd. ..............................          1,220          67,405
TRANSPORTATION -- 0.0%
Burlington Northern Santa Fe Corp. ...................            450          14,400
                                                                        -------------
                                                                              199,335
                                                                        -------------
INFORMATION & ENTERTAINMENT -- 1.2%
BROADCASTING & MEDIA -- 1.1%
Capstar Broadcasting Corp., Class A+ .................             85           1,312
Chancellor Media Corp.+ ..............................            635          21,193
Cox Communications, Inc., Class A+ ...................            590          32,229
Lamar Advertising Co.+ ...............................            504          14,112
Liberty Media Group, Series A+ .......................            515          18,894
MediaOne Group, Inc. + ...............................          2,300         102,206
Outdoor Systems, Inc.+ ...............................            946          18,447
Penton Media, Inc. ...................................            455           6,199
Time Warner, Inc. ....................................          1,512         132,395
United International Holdings, Inc.+ .................            295           2,858
LEISURE & TOURISM -- 0.1%
Carnival Corp., Class A...............................            460          14,634
McDonald's Corp. .....................................            300          17,906
                                                                        -------------
                                                                              382,385
                                                                        -------------
INFORMATION TECHNOLOGY -- 4.6%
COMMUNICATION EQUIPMENT -- 0.4%
General Instrument Corp.+ ............................            430           9,299
Lucent Technologies, Inc. ............................            600          41,438

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMMUNICATION EQUIPMENT (CONTINUED)
Nokia Corp., Class A ADR..............................            995   $      78,045

COMPUTERS & BUSINESS EQUIPMENT -- 0.7%
Compaq Computer Corp. ................................            350          11,069
Dell Computer Corp.+ .................................          1,325          87,119
EMC Corp.+ ...........................................          1,000          57,187
Hewlett-Packard Co. ..................................            200          10,588
Honeywell, Inc. ......................................            200          12,812
International Business Machines Corp. ................            350          44,800
Micron Technology, Inc.+ .............................            450          13,697

ELECTRONICS -- 0.6%
General Electric Co. .................................            860          68,424
Intel Corp. ..........................................            425          36,444
Maxim Integrated Products, Inc.+ .....................            610          17,004
Motorola, Inc. .......................................            500          21,344
Pittway Corp., Class A................................          1,020          24,352
Texas Instruments, Inc. ..............................            400          21,100
Vitesse Semiconductor Corp.+ .........................            785          18,545

SOFTWARE -- 1.8%
America Online, Inc.+ ................................            634          70,532
Aspect Development, Inc.+ ............................            135           5,316
Aspen Technology, Inc.+ ..............................            790          21,132
At Home Corp., Series A+ .............................            515          24,656
BMC Software, Inc.+ ..................................            500          30,031
Broadcast.com, Inc.+ .................................              5             202
Cadence Design Systems, Inc.+ ........................          1,250          31,953
Cisco Systems, Inc.+ .................................          2,528         156,231
Intuit, Inc.+ ........................................            390          18,159
Microsoft Corp.+ .....................................          1,425         156,839
Sapient Corp.+ .......................................            830          28,324
Sun Microsystems, Inc.+ ..............................            200           9,963
Wind River Systems+ ..................................            384          18,144

TELECOMMUNICATIONS -- 1.1%
Comcast Corp., Class A................................          2,645         124,150
Frontier Corp. .......................................            600          16,425
Global Crossing Ltd.+ ................................             65           1,357
Tele-Communications, Inc., TCI Ventures Group, Series
 A+ ..................................................          5,000          89,687
Tele-Communications, Inc., Series A+ .................          2,768         108,298
Western Wireless Corp., Class A+ .....................            855          15,283
                                                                        -------------
                                                                            1,499,949
                                                                        -------------

MATERIALS -- 0.2%
CHEMICALS -- 0.2%
du Pont (E.I.) de Nemours & Co. ......................            300          16,838
Monsanto Co. .........................................            790          44,536

METALS & MINERALS -- 0.0%
Martin Marietta Materials, Inc. ......................            200           8,637
                                                                        -------------
                                                                               70,011
                                                                        -------------

----------------
44

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
UTILITIES -- 0.6%
ELECTRIC UTILITIES -- 0.1%
GPU, Inc. ............................................            600   $      25,500

GAS & PIPELINE UTILITIES -- 0.1%
Consolidated Natural Gas Co. .........................            600          32,700

TELEPHONE -- 0.4%
AT&T Corp. ...........................................            700          40,906
GTE Corp. ............................................            300          16,500
MCI WorldCom, Inc.+ ..................................          1,000          48,875
SBC Communications, Inc. .............................            400          17,775
Telecom Italia SpA....................................          2,262          15,588
                                                                        -------------
                                                                              197,844
                                                                        -------------
TOTAL COMMON STOCK (cost $4,103,702)                                        4,411,072
                                                                        -------------


PREFERRED STOCK -- 0.0%
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
Viatel, Inc., Series A 10.00%(1) (cost $332)..........              5             298
                                                                        -------------

                                                          PRINCIPAL
BONDS & NOTES -- 79.0%                                     AMOUNT
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.6%
APPAREL & TEXTILES -- 0.0%
Galey & Lord, Inc. 9.13% 2008.........................  $       5,000           4,300

AUTOMOTIVE -- 0.0%
Accuride Corp., Series B 9.25% 2008* .................         10,000           9,575

HOUSING -- 0.1%
Engle Homes, Inc., Series C 9.25% 2008................         10,000           9,600
Falcon Building Products, Inc. 9.50% 2007.............         10,000           8,500
Standard Pacific Corp. 8.50% 2007.....................         20,000          19,100

RETAIL -- 0.5%
Amazon.com, Inc. zero coupon 2008(2)..................         27,000          14,850
Duane Reade, Inc. 9.25% 2008..........................         10,000           9,700
Fred Meyer, Inc. 7.38% 2005...........................         55,000          57,095
J.C. Penney Co., Inc. 7.40% 2037......................         60,000          66,061
                                                                        -------------
                                                                              198,781
                                                                        -------------
CONSUMER STAPLES -- 0.4%
FOOD, BEVERAGE & TOBACCO -- 0.3%
Aurora Foods, Inc., Series B 8.75% 2008...............          5,000           5,063
Nash Finch Co. 8.50% 2008.............................         10,000           9,400
Panamerican Beverages, Inc. 8.13% 2003................         80,000          82,356

HOUSEHOLD PRODUCTS -- 0.1%
Revlon Worldwide Corp. zero coupon 2001...............         20,000          15,300
                                                                        -------------
                                                                              112,119
                                                                        -------------

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
ENERGY -- 1.0%
ENERGY SERVICES -- 0.0%
Dailey International, Inc. 9.50% 2008.................  $      15,000   $       9,000

ENERGY SOURCES -- 1.0%
Abraxas Petroleum Corp. 11.50% 2004...................         15,000          11,700
Cross Timbers Oil Co., Class B 8.75% 2009.............         15,000          13,500
Newfield Exploration Co., Series B 7.45% 2007.........         30,000          29,789
P&L Coal Holdings Corp. 9.63% 2008*...................         25,000          24,562
Petroleos Mexicanos 9.00% 2007........................         56,000          45,500
Sonat, Inc. 6.88% 2005................................        135,000         144,472
Tesoro Petroleum Corp., Series B 9.00% 2008...........         10,000           9,625
YPF Sociedad Anonima 8.00% 2004.......................         60,000          54,450
                                                                        -------------
                                                                              342,598
                                                                        -------------

FINANCE -- 12.9%
BANKS -- 3.9%
Banc One Corp. 8.00% 2027.............................         55,000          64,298
Bank One Columbus 7.38% 2002..........................         40,000          42,907
Banponce Financial Corp. 6.75% 2001...................         65,000          67,316
Credit National 7.00% 2005............................         60,000          63,191
Export Import Bank of Korea 6.50% 2006................         80,000          61,378
First Chicago NBD Corp. 7.25% 2004....................        135,000         145,746
First Republic Bancorp 7.75% 2012.....................         55,000          61,262
First Union-Lehman Brothers Commercial Mortgage Corp.
 6.60% 2007...........................................        245,000         252,918
Korea Development Bank 7.13% 2001.....................         30,000          26,190
National City Corp. 7.20% 2005........................        200,000         216,752
NBD Bank SA 8.25% 2024................................         55,000          65,686
NCNB Co. 9.38% 2009...................................         80,000         102,754
United States Bancorp 7.50% 2026......................        110,000         122,756
Western Financial Savings Bank 8.88% 2007.............         10,000           8,400

FINANCIAL SERVICES -- 7.6%
Aesop Funding Corp. 6.14% 2006*.......................        120,000         123,525
Allstate Financing II 7.83% 2045......................         53,000          56,187
AMRESCO, Inc. 9.88% 2005..............................         10,000           8,000
Arcadia Financial Ltd. 11.50% 2007 (3)................         10,000           7,275
Asset Securitization Corp. 6.66% 2041.................         85,000          88,788
Associates Corp. of North America 7.63% 2004..........        130,000         144,691
ContiFinancial Corp. 8.13% 2008.......................         10,000           9,394
CS First Boston Mortgage Securities Corp. 7.24%
 2029.................................................        110,000         118,701
Dime Capital Trust I, Series A 9.33% 2027.............         45,000          51,023
Equitable Cos., Inc. 7.00% 2028.......................        130,000         132,128
Finova Capital Corp. 6.63% 2001.......................        125,000         128,780
Finova Capital Corp., Series C 6.39% 2002.............         65,000          67,794
Fleet Mortgage Group, Inc. 6.84% 2003.................         50,000          53,319
Ford Motor Credit Corp. 7.02% 2000....................        125,000         129,751
GE Capital Mortgage Services, Inc. 6.25% 2023.........         38,220          38,243
General Motors Acceptance Corp. 7.63% 2003............        130,000         143,220
Morgan Stanley Capital I, Inc. 7.22% 2007*# ..........        130,000         140,603
Popular North America, Inc. 6.63% 2002................         40,000          40,722
Private Export Funding Corp. 5.87% 2008...............        125,000         132,754
Private Export Funding Corp. 6.31% 2004...............        100,000         107,126

----------------
46

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Private Export Funding Corp. 7.03% 2003...............  $     100,000   $     109,956
Private Export Funding Corp. 7.30% 2002...............        265,000         285,744
Private Export Funding Corp. 7.90% 2000...............        100,000         104,696
U.S. West Capital Funding, Inc. 6.25% 2005............        165,000         175,227
U.S. West Capital Funding, Inc. 6.88% 2028............        100,000         106,007

INSURANCE -- 1.4%
Cigna Corp. 7.40% 2007................................         80,000          87,675
Cigna Corp. 7.88% 2027................................         40,000          43,416
Jackson National Life Insurance Co. 8.15% 2027* ......         49,000          59,288
Lumbermens Mutual Casualty Co. 8.30% 2037* ...........         85,000          95,230
Metropolitan Life Insurance Co. 7.70% 2015* ..........        140,000         164,140
                                                                        -------------
                                                                            4,254,957
                                                                        -------------

HEALTHCARE -- 1.3%
HEALTH SERVICES -- 0.6%
HEALTHSOUTH Corp. 6.88% 2005*(3)......................        120,000         125,742
Tenet Healthcare Corp. 7.88% 2003.....................         50,000          50,750
Tenet Healthcare Corp. 8.13% 2008*(3).................         20,000          20,481

MEDICAL PRODUCTS -- 0.7%
Allegiance Corp. 7.00% 2026...........................        135,000         142,640
Beckman Instruments, Inc. 7.10% 2003..................         75,000          77,024
Owens & Minor, Inc. 10.88% 2006.......................         10,000          10,600
                                                                        -------------
                                                                              427,237
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 2.4%
AEROSPACE & MILITARY TECHNOLOGY -- 0.0%
K & F Industries, Inc. 9.25% 2007.....................         15,000          14,700

BUSINESS SERVICES -- 1.3%
Boise Cascade Office Products Co. 7.05% 2005..........        225,000         237,910
Federal Express Corp. 6.72% 2022# ....................        180,000         185,400

MACHINERY -- 0.3%
Cincinnati Milacron, Inc. 7.88% 2000..................         75,000          77,368
Grove Worldwide LLC 9.25% 2008*(3)....................          5,000           4,400
Johnstown America Industries, Inc. 11.75% 2005                 10,000          10,487
Numatics, Inc., Series B 9.63% 2008...................         10,000           9,763

MULTI-INDUSTRY -- 0.0%
Nortek, Inc. 8.88% 2008...............................          5,000           4,825

TRANSPORTATION -- 0.8%
AMR Corp. 10.20% 2020.................................         50,000          65,699
Continental Airlines, Inc. 6.47% 2004.................         95,000         100,994
Continental Airlines, Inc. 6.65% 2017.................         75,000          79,636
MTL, Inc. 10.00% 2006* ...............................         15,000          14,400
                                                                        -------------
                                                                              805,582
                                                                        -------------

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 1.7%
BROADCASTING & MEDIA -- 1.7%
Allbritton Communications Co. 8.88% 2008..............  $      10,000   $       9,900
Century Communications Corp., Series B zero coupon
 2008 ................................................         25,000          11,750
Classic Cable, Inc. 9.88% 2008........................          5,000           5,087
Comcast Cable Communications 8.50% 2027...............         80,000          98,004
EchoStar DBS Corp. 12.50% 2002........................         15,000          15,637
Granite Broadcasting Corp. 8.88% 2008* ...............         20,000          18,675
LIN Holdings Corp. zero coupon 2008*(2)...............         20,000          13,100
News America Holdings, Inc. 8.00% 2016................        130,000         143,666
Scholastic Corp. 7.00% 2003...........................         85,000          89,744
Tele-Communications, Inc. 8.00% 2005..................         50,000          57,141
Viacom, Inc. 7.75% 2005...............................         80,000          86,389
LEISURE & TOURISM -- 0.0%
Argosy Gaming Co. 13.25% 2004.........................         10,000          10,625
Fitzgeralds Gaming Corp., Series B 12.25% 2004........          5,000           3,500
Loews Cineplex Entertainment Corp. 8.88% 2008* .......          5,000           4,950
                                                                        -------------
                                                                              568,168
                                                                        -------------
INFORMATION TECHNOLOGY -- 1.2%
ELECTRONICS -- 0.0%
Advanced Micro Devices, Inc. 11.00% 2003..............         10,000          10,100
Amphenol Corp. 9.88% 2007.............................          5,000           4,675
SOFTWARE -- 0.1%
Concentric Network Corp. 12.75% 2007..................         10,000           9,225
PSINet, Inc. 10.00% 2005..............................         10,000          10,000
TELECOMMUNICATIONS -- 1.1%
AMSC Acquisition, Inc. 12.25% 2008....................          5,000           3,088
BTI Telecom Corp. 10.50% 2007.........................         10,000           8,300
Compania de Telecomunicaciones 7.63% 2006.............         50,000          48,184
e.spire Communications, Inc. zero coupon 2008*(2).....         25,000          12,844
GCI, Inc. 9.75% 2007..................................         10,000           9,300
Globalstar LP 10.75% 2004.............................         15,000           9,600
GST Telecommunications, Inc. zero coupon
 2008*(2)(3)..........................................         20,000           9,925
Intermedia Communications, Inc. 8.88% 2007............         20,000          20,100
Iridium LLC 10.88% 2005...............................         10,000           8,075
Iridium LLC 11.25% 2005...............................          5,000           4,100
ITC Deltacom, Inc. 8.88% 2008.........................         10,000           9,800
IXC Communications, Inc. 9.00% 2008...................         10,000           9,900
KMC Telecom Holdings, Inc. zero coupon 2008(2)........         20,000           9,575
Level 3 Communications, Inc. 9.13% 2008...............         15,000          14,212
McleodUSA, Inc. 8.38% 2008............................         15,000          14,775
MJD Communications, Inc. 9.50% 2008* .................          5,000           5,025
Nextel Communications, Inc. zero coupon 2007(2).......         20,000          12,000
Paging Network, Inc. 10.13% 2007......................         15,000          14,850
Tele-Communications, Inc. 7.25% 2005..................         40,000          44,010
Tele-Communications, Inc. 9.25% 2002..................         60,000          67,336
Telecommunications Tech Co. LLC 9.75% 2008* ..........         15,000          13,706
Time Warner Telecom, Inc. 9.75% 2008..................         10,000          10,050
Viatel, Inc. 11.25% 2008*(3)..........................         10,000           9,000
                                                                        -------------
                                                                              401,755
                                                                        -------------

----------------
48

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
MATERIALS -- 0.8%
CHEMICALS -- 0.3%
Huntsman Corp. 9.50% 2007* ...........................  $      15,000   $      14,400
ICI Wilmington, Inc. 6.95% 2004.......................         80,000          83,655
LaRoche Industries, Inc. 9.50% 2007...................         10,000           8,500
Sovereign Speciality Chemicals 9.50% 2007.............         10,000           9,550

FOREST PRODUCTS -- 0.4%
American Pad & Paper Co. 13.00% 2005..................         10,000           5,400
Boise Cascade Corp. 9.90% 2001........................         80,000          88,055
Gaylord Container Corp. 9.38% 2007....................         10,000           8,000
Grupo Industrial Durango SA de CV 12.63% 2003.........         10,000           7,100
Repap New Brunswick, Inc. 9.00% 2004..................         10,000           9,125

METALS & MINERALS -- 0.1%
A.K. Steel Holding Corp. 9.13% 2006...................         10,000          10,000
Armco, Inc. 9.00% 2007................................         10,000           9,800
Bayou Steel Corp. 9.50% 2008* ........................         15,000          13,481
                                                                        -------------
                                                                              267,066
                                                                        -------------

MUNICIPAL BONDS -- 2.3%
MUNICIPAL BONDS -- 2.3%
Allentown Pennsylvania 6.20% 2005.....................        290,000         307,417
Hudson County New Jersey Improvement Authority
 Facility 6.55% 2002..................................        200,000         210,522
Huntsville Alabama Solid Waste Disposal Authority
 5.95% 2003...........................................        105,000         107,826
Miami Florida Revenue 7.25% 2003......................        130,000         141,748
                                                                        -------------
                                                                              767,513
                                                                        -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 2.7%
FOREIGN GOVERNMENT -- 2.7%
Australian Government 10.00% 2006............... (AUD)        940,000         726,558
Republic of Argentina 11.00% 2006.....................         60,000          55,950
Republic of Columbia 7.25% 2004.......................         70,000          54,775
Republic of Columbia 7.63% 2007.......................         25,000          17,438
Republic of Lithuania 7.13% 2002* ....................         53,000          45,845
                                                                        -------------
                                                                              900,566
                                                                        -------------

REAL ESTATE -- 0.8%
REAL ESTATE COMPANIES -- 0.8%
Equity Office Properties Operating LP 6.38% 2003......        120,000         119,926
Post Apartment Homes LP 7.02% 2001....................        130,000         135,895
                                                                        -------------
                                                                              255,821
                                                                        -------------

U.S. GOVERNMENT & AGENCIES -- 46.6%

U.S. GOVERNMENT & AGENCIES -- 46.6%
Federal Home Loan Mortgage Corp. 6.50% 2022...........         60,000          62,831
Federal Home Loan Mortgage Corp. 6.50% 2023...........         96,000         102,840
Federal Home Loan Mortgage Corp. 7.00% 2023...........         45,000          49,190
Federal Home Loan Mortgage Corp. 7.50% 2023...........         32,473          33,498
Federal Home Loan Mortgage Corp. 7.75% 2022...........         82,612          88,859
Federal Home Loan Mortgage Corp. 8.50% 2019...........         56,012          58,855

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Federal Home Loan Mortgage Corp. 8.50% 2008...........  $     217,262   $     225,513
Federal National Mortgage Association 5.25% 2003......        510,000         520,756
Federal National Mortgage Association 5.63% 2001......        515,000         527,391
Federal National Mortgage Association 5.65% 2005......         59,624          59,514
Federal National Mortgage Association 5.75% 2008......        740,000         782,898
Federal National Mortgage Association 6.13% 2028(4)...        231,118         233,718
Federal National Mortgage Association 6.59% 2007......         99,181         105,690
Federal National Mortgage Association 7.00% 2006......         13,367          13,380
Federal National Mortgage Association 7.39% 2021......         55,263          60,336
Federal National Mortgage Association 7.75% 2021......        200,000         211,124
Federal National Mortgage Association 8.00% 2006......         53,999          57,187
Government National Mortgage Association 7.00% 2023...         54,829          56,628
Government National Mortgage Association 7.25% 2027...        513,558         531,209
Government National Mortgage Association 7.50% 2022...         23,810          24,695
Government National Mortgage Association 7.50% 2023...         76,879          79,737
Government National Mortgage Association 8.50% 2017...         75,551          80,555
Government National Mortgage Association 9.00% 2021...         21,250          22,844
United States Treasury Bonds 5.25% 2003...............        200,000         208,938
United States Treasury Bonds 5.63% 2008...............        200,000         218,750
United States Treasury Bonds 7.50% 2001...............        220,000         239,765
United States Treasury Bonds 7.50% 2016...............        430,000         547,377
United States Treasury Bonds 8.13% 2021...............        120,000         166,144
United States Treasury Bonds 8.50% 2020...............        180,000         256,021
United States Treasury Bonds 9.25% 2016...............        275,000         405,067
United States Treasury Bonds 10.75% 2003..............        170,000         212,315
United States Treasury Bonds 11.88% 2003..............        620,000         828,859
United States Treasury Bonds 12.00% 2013..............      4,650,000       7,273,623
United States Treasury Bonds Strip zero coupon 2012...        325,000         165,952
United States Treasury Notes 6.63% 2001...............        835,000         884,056
                                                                        -------------
                                                                           15,396,115
                                                                        -------------

UTILITIES -- 4.3%
ELECTRIC UTILITIES -- 1.8%
Atlantic City Electric Co. 6.38% 2005.................         75,000          79,815
Cleveland Electric Illuminating Co., Series B 7.19%
 2000.................................................         40,000          40,959
Empresa Nacional de Electricidad SA 7.33% 2037........         60,000          53,635
PacifiCorp 6.38% 2008# ...............................        250,000         261,125
Public Service Electric & Gas Co. 8.88% 2003..........         47,000          54,592
UtiliCorp United, Inc. 6.88% 2004.....................         90,000          95,647
WESCO Distribution, Inc., Series B 9.13% 2008.........         20,000          19,050

GAS & PIPELINE UTILITIES -- 0.8%
HNG Internorth, Inc. 9.63% 2006.......................        135,000         162,451
KN Energy, Inc. 6.65% 2005............................        100,000         102,694

TELEPHONE -- 1.7%
GTE Corp. 6.36% 2006..................................        220,000         234,322
MCI Communications Corp. 6.13% 2002(4)................         55,000          56,379
MGC Communications, Inc., Series B 13.00% 2004........          5,000           3,750

----------------
50

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE (CONTINUED)
WorldCom, Inc. 7.55% 2004.............................  $     230,000   $     250,493
                                                                        -------------
                                                                            1,414,912
                                                                        -------------
TOTAL BONDS & NOTES (cost $24,987,772)................                     26,113,190
                                                                        -------------


WARRANTS -- 0.0%+                                          SHARES
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
KMC Telecom Holdings, Inc. 4/15/08*# (cost $55).......             20              50
                                                                        -------------
TOTAL INVESTMENT SECURITIES (cost $29,091,861)........                     30,524,610
                                                                        -------------

                                                          PRINCIPAL
SHORT-TERM SECURITIES -- 1.4%                              AMOUNT
-------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.2%
Chase Manhattan Corp. 8.77% due 2/19/99...............  $      60,000          60,616
                                                                        -------------

FEDERAL AGENCY OBLIGATIONS -- 1.0%
Federal Home Loan Mortgage Corp. 5.40% due 10/1/98....        325,000         325,000
                                                                        -------------

FOREIGN SHORT-TERM NOTES -- 0.2%
New Zealand Treasury Bill zero coupon due 12/16/98....
 (NZD)                                                        150,000          74,276
                                                                        -------------
TOTAL SHORT-TERM SECURITIES (cost $468,440)...........                        459,892
                                                                        -------------

REPURCHASE AGREEMENTS -- 5.0%
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.0%
J.P. Morgan & Co., Inc. Joint Repurchase Agreement
 (See Note 3).........................................        905,000         905,000
PaineWebber, Inc. Joint Repurchase Agreement (See Note
 3)...................................................        753,000         753,000
                                                                        -------------
TOTAL REPURCHASE AGREEMENTS (cost $1,658,000).........                      1,658,000
                                                                        -------------

TOTAL INVESTMENTS --
  (cost $31,218,301)                                       98.8%           32,642,502
Other assets less liabilities --                            1.2               409,295
                                                        -------         -------------
NET ASSETS --                                             100.0%        $  33,051,797
                                                        -------         -------------
                                                        -------         -------------

-------------

+   Non-income producing securities

#  Fair Value Security; see Note 2

*  Resale restricted to qualified institutional buyers

(1) PIK ("Payment-in-kind") payment made with additional securities in lieu of cash

(2) Represent a zero coupon bond which will convert to an interest-bearing security at a later date

(3) Bond issued as part of a unit which includes an equity component

(4) Variable rate security; rate as of September 30, 1998

ADR -- American Depository Receipt

AUD -- Australian Dollar

NOK -- Norwegian Krone

NZD -- New Zealand Dollar

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
---------------------------------------------------------------------------
                                                                 GROSS
       CONTRACT             IN               DELIVERY          UNREALIZED
      TO DELIVER       EXCHANGE FOR            DATE           APPRECIATION
---------------------------------------------------------------------------
AUD       30,000         USD    17,855          10/27/98     $          72
USD        6,502        FIM     35,000          11/12/98               397
*USD       1,466         GBP       900          10/07/98                63
*USD       1,625         GBP     1,000          10/07/98                74
*USD       1,622         GBP     1,000          10/07/98                78
*USD       1,287       ITL   2,200,000          10/19/98                46
USD        4,579       ITL   8,000,000          11/12/98               270
USD        1,708       ITL   3,000,000          11/12/98               110
USD        1,142       ITL   2,000,000          11/12/98                70
USD          904       ITL   1,500,000          11/12/98                 6
                                                                    ------
                                                                     1,186
                                                                    ------


                                                                 GROSS
                                                               UNREALIZED
                                                              DEPRECIATION
---------------------------------------------------------------------------
AUD    1,055,000         USD   625,172          10/27/98              (175)
AUD      125,000         USD    72,725          10/27/98            (1,368)
FIM       70,000         USD    13,066          11/06/98              (728)
FIM       75,000         USD    13,637          11/12/98            (1,147)
FIM      100,000         USD    18,657          11/12/98            (1,054)
FIM       20,000         USD     3,756          11/12/98              (187)
*GBP       2,900         USD     4,808          10/07/98              (120)
ITL    2,000,000         USD     1,137          10/19/98               (75)
ITL   14,500,000         USD     8,316          10/19/98              (470)
*ITL   2,200,000         USD     1,245          10/19/98               (88)
ITL   17,500,000         USD     9,911          11/12/98              (696)
                                                                    ------
                                                                    (6,108)
                                                                    ------
Net Unrealized Depreciation.............................     $      (4,922)
                                                                    ------
                                                                    ------

-------------

* Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

AUD -- Australian Dollar    GBP -- Great British Pound  USD -- United States Dollar
FIM -- Finnish Markka       ITL -- Italian Lira

See Notes to Financial Statements

----------------
52

----------------

SEASONS SERIES TRUST
ASSET ALLOCATION:
DIVERSIFIED GROWTH
PORTFOLIO                             INVESTMENT PORTFOLIO -- SEPTEMBER 30, 1998

                                                                     (UNAUDITED)

COMMON STOCK -- 73.8%                                      SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 8.8%
APPAREL & TEXTILES -- 0.2%
Jones Apparel Group, Inc.+ ...........................          7,200   $     165,150
Onward Kashiyama Co Ltd. .............................          2,000          24,552
AUTOMOTIVE -- 1.7%
Bayerische Motoren Werke AG...........................            166         106,859
Bayerische Motoren Werke AG New.......................             39          24,522
Bridgestone Corp. ....................................          3,000          60,393
Chrysler Corp. .......................................          1,300          62,238
Ford Motor Co. .......................................          5,900         276,931
Fuji Heavy Industries Ltd. ...........................          6,000          31,273
General Motors Corp. .................................          1,900         103,906
Goodyear Tire & Rubber Co. ...........................          2,900         148,988
Honda Motor Co., Ltd. ................................          4,000         121,518
Michelin Corp., Class B...............................          3,821         150,116
Renault SA............................................            567          22,681
Volkswagen AG.........................................          1,825         131,688
Volvo AB, Class B.....................................          2,852          69,867
HOUSING -- 0.5%
Cemex SA..............................................          3,693           8,130
CRH PLC...............................................         16,316         206,047
Masco Corp. ..........................................          5,400         132,975
RETAIL -- 6.4%
Aoyama Trading Co., Ltd. .............................            100           2,130
Costco Cos., Inc.+ ...................................          9,200         435,850
CVS Corp. ............................................         16,700         731,669
Dayton Hudson Corp. ..................................         15,235         544,651
Federated Department Stores, Inc.+ ...................            400          14,550
Gucci Group NV........................................            100           3,613
Home Depot, Inc. .....................................         10,200         402,900
Koninklijke Ahold NV .................................          4,572         136,673
J.C. Penney, Inc. ....................................            900          40,444
Kmart Corp.+ .........................................          9,900         118,181
Marks & Spencer PLC...................................          2,900          22,285
May Department Stores Co. ............................          2,100         108,150
Office Depot, Inc.+ ..................................          6,400         143,600
Safeway, Inc.+ .......................................         10,000         463,750
Sears, Roebuck & Co. .................................          2,500         110,469
TJX Cos., Inc. .......................................         14,500         258,281
Toys "R" Us, Inc.+ ...................................          5,100          82,556
Vendex NV.............................................          2,183          81,137
Wal-Mart Stores, Inc. ................................         13,400         731,975
Walgreen Co. .........................................          9,600         423,000
                                                                        -------------
                                                                            6,703,698
                                                                        -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.6%
FOOD, BEVERAGE & TOBACCO -- 3.2%
Anheuser-Busch Cos., Inc. ............................          4,100   $     221,400
British America Tobacco Holdings Ltd. ................          8,765          65,305
Coca-Cola Femsa SA ADR+ ..............................            935          11,395
ConAgra, Inc. ........................................          2,500          67,344
General Mills, Inc. ..................................            900          63,000
Greencore Group PLC...................................         14,240          52,140
H.J. Heinz & Co. .....................................          3,700         189,162
Nabisco Holdings Corp., Class A.......................          1,066          38,309
Nestle SA+ ...........................................            189         377,069
PepsiCo, Inc. ........................................            200           5,888
Philip Morris Cos., Inc. .............................         18,400         847,550
Quaker Oats Co. ......................................          2,416         142,544
RJR Nabisco Holdings Corp. ...........................          6,200         156,163
Sara Lee Corp. .......................................          3,800         205,200

HOUSEHOLD PRODUCTS -- 1.4%
Clorox Co. ...........................................          2,805         231,413
Colgate-Palmolive Co. ................................          6,510         445,935
Estee Lauder Cos., Inc., Class A......................          3,800         194,750
KAO Corp. ............................................          8,000         127,667
Kimberly-Clark Corp. .................................          2,600         105,300
                                                                        -------------
                                                                            3,547,534
                                                                        -------------

ENERGY -- 4.5%
ENERGY SERVICES -- 0.4%
Halliburton Co. ......................................          1,800          51,413
Schlumberger Ltd. ....................................          2,090         105,153
Tosco Corp. ..........................................          2,405          51,707
VA Technologies AG....................................            582          52,803

ENERGY SOURCES -- 4.1%
Amoco Corp. ..........................................          4,666         251,381
Atlantic Richfield Co. ...............................          2,965         210,330
British Petroleum Co. PLC.............................         11,890         181,928
Burlington Resources, Inc. ...........................            700          26,163
Burmah Castrol PLC....................................          9,656         137,239
Chevron Corp. ........................................          1,300         109,281
ENI SpA+ .............................................         22,146         135,775
Enron Corp. ..........................................          1,400          73,938
Exxon Corp. ..........................................         14,500       1,017,719
Iberdrola SA..........................................          4,267          71,099
Mobil Corp. ..........................................          3,200         243,000
Occidental Petroleum Corp. ...........................          2,600          55,900
Societe Nationale Elf Aquitaine SA....................          1,589         196,078
Sonat, Inc. ..........................................          3,300          98,587
Texaco, Inc. .........................................          1,650         103,434
Total SA, Class B.....................................          1,848         232,988
                                                                        -------------
                                                                            3,405,916
                                                                        -------------

----------------
54

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
FINANCE -- 13.6%
BANKS -- 6.4%
ABN Amro Holdings NV..................................          6,492   $     110,650
Allied Irish Banks PLC................................         17,269         252,924
Banc One Corp. .......................................            900          38,363
Banca Popolare di Bergamo Credito Varesino SpA........          1,300          26,344
Banca Popolare di Brescia.............................          1,287          24,209
Banca Popolare di Milano..............................          3,660          26,386
Banco Frances SA......................................          3,828          24,503
Bank of Ireland.......................................         12,143         215,958
Bank of Nova Scotia...................................          8,135         133,321
BankAmerica Corp. ....................................          8,800         529,100
BankBoston Corp. .....................................          4,395         145,035
Bankers Trust New York Corp. .........................          2,380         140,420
Banque Nationale de Paris.............................          3,263         174,810
Bayerische Vereinsbank AG.............................            893          65,774
Chase Manhattan Corp. ................................          2,552         110,374
Citicorp..............................................          2,030         188,663
Comerica, Inc. .......................................          4,000         219,250
Commonwealth Bank of Australia........................          5,793          68,546
Credit Commerce France................................            630          40,501
Deutsche Bank AG+ ....................................          2,309         119,325
Fifth Third Bancorp...................................          3,800         218,500
First Chicago NBD Corp. ..............................          3,390         232,215
First Tennessee National Corp. .......................            465          12,700
First Union Corp. ....................................          2,495         127,713
Firstar Corp. ........................................          3,900         197,438
Foreningsbanken AB, Class A...........................          1,423          32,681
Huntington Bancshares, Inc. ..........................            500          12,563
Istituto Nazionale delle Assicurazioni................         24,349          61,955
Julius Baer Holdings AG...............................             50         117,720
MBNA Corp. ...........................................          9,900         283,387
Mercantile Bancorp, Inc. .............................          1,500          72,563
National City Corp. ..................................            800          52,750
National Westminster Bank PLC.........................          6,394          85,876
NationsBank Corp. ....................................          2,410         128,935
Nordbanken AB+ .......................................          6,876          39,479
PNC Bank Corp. .......................................          2,600         117,000
Royal Bank of Canada..................................            620          25,158
Societe Generale Enterprises+ ........................          1,029         113,929
Southtrust Corp. .....................................          2,400          83,850
Star Banc Corp. ......................................          1,900         125,638
Summit Bancorp. ......................................            500          18,750
Svenska Handelsbank, Series A.........................          2,126          79,750

FINANCIAL SERVICES -- 5.0%
Allied Zurich AG+ ....................................         10,065         103,011
American Express Co. .................................          4,100         318,262
American General Corp. ...............................          3,400         217,175
Associates First Capital Corp., Class A...............          2,100         137,025
Assurances Generales de France+ ......................          1,306          72,066
Compagnie Financiere Richemont AG+ ...................             53          67,959
Equitable Cos., Inc. .................................          2,668         110,389

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Federal Home Loan Mortgage Corp. .....................          9,900   $     489,431
Federal National Mortgage Association.................          3,700         237,725
Fleet Financial Group, Inc. ..........................          1,500         110,156
H.F. Ahmanson & Co. ..................................            200          11,100
ING Groep NV..........................................          4,160         187,530
J.P. Morgan & Co., Inc. ..............................          1,800         152,325
KeyCorp. .............................................          3,464         100,023
Lehman Brothers Holdings, Inc. .......................          1,400          39,550
Merrill Lynch & Co., Inc. ............................            800          37,900
Morgan Stanley, Dean Witter & Co. ....................          1,005          43,278
Nikko Securities Co. Ltd. ............................         36,000          77,215
Norwest Corp. ........................................          5,940         212,726
P & O Finance BV+ ....................................          6,351          60,465
Promise Co. ..........................................          1,700          76,535
Travelers Group, Inc. ................................         11,555         433,312
UBS AG+ ..............................................          1,024         200,290
Unidanmark A/S, Class A...............................            602          43,606
Washington Mutual, Inc. ..............................          3,134         105,773
Wells Fargo & Co. ....................................            500         177,500

INSURANCE -- 2.2%
Aetna, Inc. ..........................................            700          48,650
Allianz AG............................................            236          73,205
Allstate Corp. .......................................          2,600         108,388
American International Group, Inc. ...................          5,150         396,550
Aon Corp. ............................................          2,995         193,177
Axa SA+ ..............................................            577          52,859
CIGNA Corp. ..........................................          3,100         204,987
Conseco, Inc. ........................................          8,700         265,894
Munchener Ruckversicherungs AG+ ......................            164          72,378
Royal & Sun Alliance Insurance Group PLC..............         12,266         106,352
The Hartford Financial Services Group, Inc. ..........          1,400          66,413
Zurich Allied AG+ ....................................            119          59,224
                                                                        -------------
                                                                           10,365,410
                                                                        -------------

HEALTHCARE -- 9.6%
DRUGS -- 5.8%
Bristol-Myers Squibb Co. .............................          8,360         868,395
Glaxo Wellcome PLC....................................          2,844          83,985
Eli Lilly & Co. ......................................          5,900         462,044
Merck & Co., Inc. ....................................          2,960         383,505
Novartis AG...........................................            139         223,443
Pfizer, Inc. .........................................          7,400         783,937
Pharmacia & Upjohn, Inc. .............................         10,800         542,025
Pharmacia & Upjohn, Inc. ....................... (SEK)          5,511         277,044
Sankyo Co. Ltd. ......................................          3,000          66,323
Warner-Lambert Co. ...................................         10,300         777,650

HEALTH SERVICES -- 1.0%
Columbia/HCA Healthcare Corp. ........................          2,500          50,156
HEALTHSOUTH Corp.+ ...................................          7,300          77,106

----------------
56

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
IMS Health, Inc. .....................................          3,800   $     235,363
Quintiles Transnational Corp.+ .......................          3,200         140,000
Tenet Healthcare Corp.+ ..............................          4,700         135,125
United HealthCare Corp. ..............................          1,000          35,000
Wellpoint Health Networks, Inc., Class A+ ............          1,068          59,875

MEDICAL PRODUCTS -- 2.8%
Akzo Nobel NV.........................................          4,315         153,506
American Home Products Corp. .........................          6,200         324,725
Baxter International, Inc. ...........................          6,135         365,032
Cardinal Health, Inc. ................................          3,300         340,725
McKesson Corp. .......................................          1,500         137,438
Schering-Plough Corp. ................................          7,600         787,075
                                                                        -------------
                                                                            7,309,477
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 5.7%
AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
Lockheed Martin Corp. ................................          1,090         109,886

BUSINESS SERVICES -- 1.4%
Dai Nippon Printing Co. Ltd. .........................          5,000          64,126
Interpublic Group of Cos., Inc. ......................          6,100         329,019
Owens-Illinois, Inc.+ ................................          1,568          39,200
TNT Post Group NV+ ...................................          4,428         112,854
Vedior NV+ ...........................................          2,431          60,022
Waste Management, Inc.+ ..............................          9,300         446,981

ELECTRICAL EQUIPMENT -- 0.5%
Emerson Electric Co. .................................          3,400         211,650
Premier Farnell PLC...................................            600           1,530
Raytheon Co., Class B.................................            600          32,363
Rohm Co. Ltd. ........................................          1,000          95,165
Siebe PLC.............................................         22,605          73,018

MACHINERY -- 0.7%
Bombardie, Inc., Class B+ ............................          9,149         100,759
Cooper Industries, Inc. ..............................          2,300          93,725
Deere & Co. ..........................................          2,400          72,600
Ingersoll-Rand Co. ...................................          5,200         197,275
Molins PLC............................................          1,920           3,917
Sandvik AB, Class B...................................          2,085          43,629
United Technologies Corp. ............................            345          26,371

MULTI-INDUSTRY -- 2.3%
Avery Dennison Corp. .................................          1,000          43,687
BTR PLC...............................................         35,350          63,855
Cookson Group PLC.....................................         10,936          20,266
Minnesota Mining & Manufacturing Co. .................          1,575         116,058
Ogden Corp. ..........................................            800          22,750
Securicor Group PLC...................................         13,785          89,349
Smiths Industries.....................................          7,876          89,311
Tomkins PLC...........................................         33,913         159,129

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY (CONTINUED)
Tyco International Ltd. ..............................         16,400   $     906,100
Vivendi SA............................................          1,319         262,867

TRANSPORTATION -- 0.6%
British Airways PLC...................................         15,297          93,623
Burlington Northern Santa Fe Corp. ...................          6,000         192,000
Delta Air Lines, Inc. ................................            600          58,350
Deutsche Lufthansa AG.................................          4,403          87,034
Norfolk Southern Corp. ...............................          1,900          55,219
                                                                        -------------
                                                                            4,373,688
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 3.2%
BROADCASTING & MEDIA -- 1.9%
Gannett, Inc. ........................................          2,700         144,619
Grupo Televisa SA GDR+ ...............................            383           7,397
McGraw-Hill Cos., Inc. ...............................          1,300         103,025
Time Warner, Inc. ....................................          7,039         616,352
Times Mirror Co., Series A............................          2,134         113,369
Viacom, Inc., Class B+ ...............................          8,316         482,328

ENTERTAINMENT PRODUCTS -- 0.4%
Eastman Kodak Co. ....................................          2,487         192,276
Fuji Photo Film Co., Ltd. ............................          3,000         103,217

LEISURE & TOURISM -- 0.9%
Bass PLC..............................................         12,613         151,176
Carnival Corp., Class A+ .............................          9,700         308,581
Granada Group PLC.....................................         10,596         133,306
McDonald's Corp. .....................................          1,900         113,406
                                                                        -------------
                                                                            2,469,052
                                                                        -------------

INFORMATION TECHNOLOGY -- 17.0%
COMMUNICATION EQUIPMENT -- 1.1%
3Com Corp.+ ..........................................          4,065         122,204
Alcatel Alsthom, Inc. ................................            412          36,640
Ascend Communications, Inc.+ .........................          3,500         159,250
Lucent Technologies, Inc. ............................          5,000         345,313
Nokia Corp., Class A ADR+ ............................          2,610         207,383

COMPUTERS & BUSINESS EQUIPMENT -- 5.6%
Canon, Inc. ..........................................          5,000         101,387
Cisco Systems, Inc.+ .................................          6,900         426,506
Compaq Computer Corp. ................................         10,600         335,225
Computer Sciences Corp.+ .............................          3,700         201,650
Dell Computer Corp.+ .................................          5,400         355,050
EMC Corp.+ ...........................................          7,500         428,906
Fujitsu Ltd. .........................................         18,000         155,485
HBO & Co. ............................................         13,000         375,375
International Business Machines Corp. ................          7,900       1,011,200
NCR Corp.+ ...........................................          2,268          65,205
Pitney Bowes, Inc. ...................................          6,200         325,887

----------------
58

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
Ricoh Co. Ltd. .......................................          9,000   $      83,013
Seagate Technology, Inc.+ ............................          5,800         145,363
Xerox Corp. ..........................................          3,000         254,250

ELECTRONICS -- 3.6%
Dixons Group PLC......................................          9,472          97,103
General Electric Co. .................................         16,325       1,298,858
Intel Corp. ..........................................          7,025         602,394
Motorola, Inc. .......................................          2,700         115,256
Omron Corp. ..........................................          6,000          59,515
Philips Electronics NV................................          2,758         148,638
Sony Corp. ...........................................          1,700         118,099
STMicroelectronics NV+ ...............................          2,384         107,131
Texas Instruments, Inc. ..............................          3,700         195,175

SOFTWARE -- 2.9%
America Online, Inc.+ ................................          1,600         178,000
BMC Software, Inc.+ ..................................          8,800         528,550
Computer Associates International, Inc. ..............          2,434          90,058
Compuware Corp.+ .....................................          3,900         229,612
Microsoft Corp.+ .....................................          9,300       1,023,581
PeopleSoft, Inc.+ ....................................          3,300         107,663
Sun Microsystems, Inc.+ ..............................          1,600          79,700

TELECOMMUNICATIONS -- 3.8%
AirTouch Communications, Inc.+ .......................          5,600         319,200
Ameritech Corp. ......................................          3,800         180,025
Cable & Wireless PLC..................................         14,007         136,093
Comcast Corp., Class A................................          1,600          75,100
Deutsche Telekom AG...................................          4,114         127,858
Ericsson (LM) Telecommunications Co., Series B........          2,307          43,564
Mannesmann AG.........................................          2,491         228,224
MediaOne Group, Inc.+ ................................         10,033         445,842
Northern Telecom Ltd. ................................          3,083          99,219
Tele-Communications, Inc., TCI Ventures Group, Series
 A+ ..................................................         14,100         252,919
Tele-Communications, Inc., Series A+ .................         10,400         406,900
Telecomunicacoes de Brasileiras SA ADR+ ..............          1,723         118,887
Telefonica SA.........................................          5,695         207,842
U.S. West, Inc. ......................................          3,800         199,263
Vodafone Group PLC....................................          5,470          63,516
                                                                        -------------
                                                                           13,019,077
                                                                        -------------

MATERIALS -- 1.6%
CHEMICALS -- 0.7%
Bayer AG..............................................          3,343         126,317
Dow Chemical Co. .....................................            200          17,088
du Pont (E.I.) de Nemours & Co. ......................          4,700         263,787
Eastman Chemical Co. .................................          2,000         100,875
Hoechst AG+ ..........................................            700          28,923

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
FOREST PRODUCTS -- 0.4%
Fort James Corp. .....................................          1,100   $      36,094
Svenska Cellulosa AB, Class B.........................          5,167         102,186
Temple-Inland, Inc. ..................................            900          43,088
Weyerhaeuser Co. .....................................          3,610         152,297

METALS & MINERALS -- 0.5%
Aluminum Co. of America...............................            800          56,800
Cimpor-Cimentos de Portugal SA........................          1,622          45,268
Freeport-McMoRan Copper & Gold, Inc., Class A.........          2,200          25,712
Freeport-McMoRan Copper & Gold, Inc., Class B.........          1,500          17,813
Lafarge Corp. ........................................          1,086          96,192
Rio Tinto PLC.........................................          8,322          99,250
                                                                        -------------
                                                                            1,211,690
                                                                        -------------

REAL ESTATE -- 0.2%
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Equity Residential Properties Trust...................          1,534          64,716
Starwood Hotels & Resorts Trust.......................          2,700          82,350
                                                                        -------------
                                                                              147,066
                                                                        -------------

UTILITIES -- 5.0%
ELECTRIC UTILITIES -- 1.9%
Consolidated Edison, Inc.+ ...........................          1,300          67,763
Duke Energy Corp. ....................................          3,400         225,037
Electricidad de Portugal SA...........................          4,412         101,594
Entergy Corp. ........................................          3,066          94,280
Public Service Enterprise Group, Inc. ................            200           7,863
Scottish Power PLC....................................         25,401         246,150
Sempra Energy+ .......................................          2,300          59,944
Southern Co. .........................................          3,300          97,144
Telecom Italia SpA....................................         32,183         221,780
Texas Utilities Co. ..................................          3,234         150,583
VEBA AG...............................................          2,786         145,143

TELEPHONE -- 3.1%
AT&T Corp. ...........................................          5,700         333,094
Bell Atlantic Corp. ..................................          3,450         167,109
BellSouth Corp. ......................................          1,080          81,270
GTE Corp. ............................................          2,934         161,370
MCI WorldCom, Inc.+ ..................................          9,300         454,538
OTE Greek Telecommunications..........................          3,541          84,904
Portugal Telecom SA...................................          1,000          36,424
Royal Koninklijke KPN NV..............................          1,655          51,143
SBC Communications, Inc. .............................          8,400         373,275
Sprint Corp. .........................................          8,500         612,000
Telefonos de Mexico SA ADR+ ..........................            959          42,436
                                                                        -------------
                                                                            3,814,844
                                                                        -------------
TOTAL COMMON STOCK (cost $59,658,694).................                     56,367,452
                                                                        -------------

----------------
60

PREFERRED STOCK -- 0.1%                                        SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.1%
RETAIL -- 0.1%
Kmart Financing I 7.75% (cost $53,897)................            800   $      40,000
                                                                        -------------


                                                          PRINCIPAL
BONDS & NOTES -- 21.1%                                     AMOUNT
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.1%
AUTOMOTIVE -- 0.0%
Chrysler Corp. 7.45% 2097.............................  $      15,000          16,532

RETAIL -- 0.1%
Federated Department Stores, Inc. 8.50% 2003..........         40,000          44,939
                                                                        -------------
                                                                               61,471
                                                                        -------------

CONSUMER STAPLES -- 0.1%
FOOD, BEVERAGE & TOBACCO -- 0.1%
Philip Morris Cos, Inc. 6.80% 2003....................        100,000         105,646
Philip Morris Cos, Inc. 7.50% 2004....................         20,000          21,784
                                                                        -------------
                                                                              127,430
                                                                        -------------

ENERGY -- 0.6%
ENERGY SERVICES -- 0.2%
Global Marine, Inc. 7.00% 2028........................         85,000          80,734
Petroleum Geo Services ASA 7.50% 2007.................        100,000         106,672

ENERGY SOURCES -- 0.4%
Coastal Corp. 6.50% 2008..............................         50,000          51,218
Coastal Corp. 6.95% 2028..............................         60,000          58,517
Enron Corp. 6.40% 2006................................         20,000          20,471
Enron Corp. 6.95% 2028................................         40,000          39,652
KN Energy, Inc. 6.45% 2003............................         60,000          61,670
KN Energy, Inc. 7.25% 2028............................         15,000          14,841
Saga Peteroleum ASA 7.25% 2027........................         40,000          36,149
                                                                        -------------
                                                                              469,924
                                                                        -------------

FINANCE -- 4.1%
BANKS -- 1.0%
ABN-Amro Bank NV Chicago Branch 7.25% 2005............         40,000          43,149
First Union-Lehman Brothers Mortgage Trust 6.65%
 2007.................................................         25,000          25,855
First Union-Lehman Brothers-Bank of America 6.28%
 2007.................................................         88,583          91,301
Greenpoint Bank Brooklyn New York 6.70% 2002..........         65,000          66,425
Merita Bank Ltd. 6.50% 2006...........................         40,000          40,536
Nationsbank Corp. 6.88% 2005..........................         45,000          48,072
Popular, Inc. 6.40% 2000..............................        100,000         101,062
Provident Cos., Inc. 7.41% 2038.......................         50,000          53,711
St. Paul Bancorp 7.13% 2004...........................        100,000         107,737
Svenska Handelsbank 8.13% 2007........................         65,000          73,332
Wilmington Trust Corp. 6.63% 2008.....................        105,000         111,194

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES -- 2.9%
Advanta Mortgage Loan Trust 6.69% 2017................  $      25,000   $      25,829
Advanta Mortgage Loan Trust 7.05% 2021................         25,000          25,733
AFC Capital Trust I 8.21% 2027........................         20,000          22,646
AMRESCO Commercial Mortgage Funding I Corp. 6.73%
 2029.................................................        188,796         197,471
AMRESCO Residential Securities Corp. 6.60% 2018.......         20,000          20,141
Amvescap PLC 6.60% 2005...............................        100,000         105,600
Associates Corp. of North America 6.50% 2002..........         60,000          62,531
AT&T Capital Corp. 6.25% 2001.........................         50,000          50,791
Commercial Mortgage Acceptance Corp. 5.80% 2006.......         85,000          85,876
Commercial Mortgage Acceptance Corp. 6.53% 2007#......         15,000          15,823
Commercial Mortgage Acceptance Corp. 6.57% 2007#......         40,000          42,350
Fleet Financial Group, Inc. 6.88% 2028................         50,000          51,124
Ford Motor Credit Co. 7.00% 2001......................         60,000          62,776
Ford Motor Credit Co. 8.00% 2002......................         40,000          43,657
General Motors Acceptance Corp. 6.63% 2002............         40,000          42,057
GMAC Commercial Mortgage Security, Inc. 6.15% 2007....         44,819          45,949
GMAC Commercial Mortgage Security, Inc. 6.42% 2008....         65,000          67,708
Green Tree Financial Corp. 6.24% 2016#................         90,000          92,081
Green Tree Financial Corp. 6.93% 2028.................         55,000          57,200
Green Tree Recreational Equipment 6.18% 2019#.........        250,311         255,708
Green Tree Recreational Equipment 6.55% 2028..........         29,750          30,511
GS Mortgage Securities Corp. II 6.56% 2031#...........         45,000          47,222
Harley Davidson Eagle Motorcycle Trust 6.20% 2003.....        150,000         156,425
Independent National Mortgage Corp. zero coupon
 2024.................................................         18,911          20,044
Lehman Brothers Holdings, Inc. 6.50% 2002.............        105,000         105,546
Merrill Lynch Mortgage Investors, Inc. 6.22% 2030#....         58,301          61,753
Merrill Lynch Mortgage Investors, Inc. 6.54% 2029#....         80,000          82,525
Money Store, Inc. 8.05% 2002..........................         20,000          21,788
Morgan Stanley Capital I, Inc. 7.22% 2028#............         55,000          59,047
Mortgage Capital Funding, Inc. 6.66% 2008.............         40,000          42,337
Norwest Corp. 6.75% 2027..............................         25,000          25,751
PaineWebber Group, Inc. 6.65% 2002....................        135,000         141,242
PNC Mortgage Securities Corp. 6.60% 2027..............         16,757          17,045

INSURANCE -- 0.2%
Hartford Life, Inc. 7.10% 2007........................        100,000         109,066
Hartford Life, Inc. 7.65% 2027........................         20,000          21,681
TIG Holdings, Inc. 8.13% 2005.........................         40,000          44,058
                                                                        -------------
                                                                            3,121,466
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 1.1%
AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
Lockheed Martin Corp. 7.25% 2006......................        115,000         126,501
Raytheon Co. 6.45% 2002...............................         35,000          36,423

BUSINESS SERVICES -- 0.1%
United States Filter Corp. 6.50% 2003*(1).............         55,000          55,908

MACHINERY -- 0.1%
Prologis Trust 7.05% 2006.............................         85,000          89,557

----------------
62

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY -- 0.1%
Tyco International Group SA 6.25% 2003(1).............  $      45,000   $      46,595
Tyco International Group SA 6.38% 2005................         45,000          47,080

TRANSPORTATION -- 0.6%
Continental Airlines, Inc. 6.54% 2009.................         60,000          63,948
Continental Airlines, Inc. 6.80% 2009.................         30,000          31,141
CSX Corp. 7.95% 2027..................................        230,000         260,960
Hertz Corp. 7.00% 2028................................         65,000          65,658
                                                                        -------------
                                                                              823,771
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 0.1%
BROADCASTING & MEDIA -- 0.1%
News America Holdings, Inc. 7.70% 2025................         65,000          69,511
                                                                        -------------

INFORMATION TECHNOLOGY -- 0.3%
COMPUTERS & BUSINESS EQUIPMENT -- 0.1%
Apple Computer, Inc. 6.00% 2001.......................         35,000          46,113
Dell Computer Corp. 7.10% 2028........................         45,000          46,887

TELECOMMUNICATIONS -- 0.2%
Airtouch Communications, Inc. 6.65% 2008..............         50,000          53,993
TCI Communciations, Inc. 8.65% 2004...................         55,000          63,452
                                                                        -------------
                                                                              210,445
                                                                        -------------

MATERIALS -- 0.0%
CHEMICALS -- 0.0%
Solutia, Inc. 6.72% 2037..............................         45,000          48,556
                                                                        -------------

MUNICIPAL BONDS -- 0.2%
MUNICIPAL BONDS -- 0.2%
Province of Ontario 5.50% 2008........................        160,000         160,291
                                                                        -------------

REAL ESTATE -- 0.1%
REAL ESTATE COMPANIES -- 0.1%
Equity Office Properties Operating LP 6.76% 2007* ....         55,000          54,969
                                                                        -------------

U.S. GOVERNMENT & AGENCIES -- 13.8%

U.S. GOVERNMENT & AGENCIES -- 13.8%
Federal Home Loan Mortgage Corp. 7.50% 2022...........         45,000          50,667
Federal National Mortgage Association 5.50% 2011......         75,895          75,586
Federal National Mortgage Association 5.75% 2003......        105,000         109,528
Federal National Mortgage Association 6.00% 2008......        230,000         247,968
Federal National Mortgage Association 6.00% TBA.......        640,000         646,598
Federal National Mortgage Association 6.50% 2010......        381,150         389,368
Federal National Mortgage Association 6.50% 2012......        111,910         114,253
Federal National Mortgage Association 6.50% 2013......        890,315         908,949
Federal National Mortgage Association 6.50% 2028......        885,733         900,675
Federal National Mortgage Association 7.00% 2011......        128,700         132,118
Federal National Mortgage Association 7.00% 2023......         10,723          11,180

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Federal National Mortgage Association 7.00% TBA.......  $     335,000   $     343,897
Federal National Mortgage Association 8.50% 2019......         35,000          38,226
Federal National Mortgage Association 9.00% 2026......         49,778          52,617
Government National Mortgage Association 6.50% 2028...        221,817         226,737
Government National Mortgage Association 6.50% TBA....        175,000         178,881
Government National Mortgage Association 7.00%
 2024(1)..............................................        238,709         242,999
Government National Mortgage Association 7.00% 2024...        178,758         184,568
Government National Mortgage Association 7.00% 2025...         33,745          34,842
Government National Mortgage Association 7.00% 2028...      1,095,493       1,130,745
Government National Mortgage Association 7.50% 2023...         49,064          50,888
Government National Mortgage Association 7.50% 2027...         70,000          77,153
Government National Mortgage Association 8.00% 2025...        120,767         125,825
Government National Mortgage Association 8.00% 2026...        353,025         367,805
Government National Mortgage Association 8.00% 2027...         23,869          24,869
United States Treasury Bonds 5.25% 2003...............        685,000         715,613
United States Treasury Bonds 5.50% 2028...............        425,000         459,399
United States Treasury Bonds 6.13% 2027...............        665,000         766,619
United States Treasury Notes 4.50% 2000...............        435,000         436,701
United States Treasury Notes 5.50% 2003...............      1,450,000       1,521,137
                                                                        -------------
                                                                           10,566,411
                                                                        -------------
UTILITIES -- 0.6%
ELECTRIC UTILITIES -- 0.4%
Arizona Public Services Co. 6.75% 2006................        160,000         169,565
Southern California Edison Co. 5.88% 2001.............        100,000         101,753

TELEPHONE -- 0.2%
MCI Communications Corp. 6.13% 2002(1)................         40,000          41,003
Worldcom, Inc. 6.40% 2005.............................         70,000          73,870
Worldcom, Inc. 7.75% 2007.............................         50,000          57,127
                                                                        -------------
                                                                              443,318
                                                                        -------------
TOTAL BONDS & NOTES (cost $15,733,280)................                     16,157,563
                                                                        -------------


WARRANTS -- 0.0%+                                          SHARES
-------------------------------------------------------------------------------------
FINANCE -- 0.0%
INSURANCE -- 0.0%
Allianz AG 6/15/00....................................              1              12
                                                                        -------------

REAL ESTATE -- 0.0%
REAL ESTATE COMPANIES -- 0.0%
EOP Operating LP 12/15/99#............................             55             297
                                                                        -------------
TOTAL WARRANTS (cost $440)............................                            309
                                                                        -------------
TOTAL INVESTMENT SECURITIES (cost $75,446,311)........                     72,565,324
                                                                        -------------

----------------
64

                                                          PRINCIPAL
REPURCHASE AGREEMENT -- 8.0%                               AMOUNT           VALUE
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.0%
Agreement with Swiss Bank Corp.-Warburg, bearing
 interest of 5.50% dated 9/30/98,
 to be repurchased 10/01/98 in the amount of
 $6,130,937 and collateralized by $3,657,000 U.S.
 Treasury Bonds 11.25% due 2/15/15, approximate
 aggregate value $6,265,056 (cost $6,130,000).........  $   6,130,000   $   6,130,000
                                                                        -------------

TOTAL INVESTMENTS --
  (cost $81,576,311)                                     103.0%           78,695,324
Liabilities in excess of other assets --                  (3.0)           (2,297,242)
                                                        ------         -------------
NET ASSETS --                                            100.0%        $  76,398,082
                                                        ------         -------------
                                                        ------         -------------

-------------

+   Non-income producing securities

#  Fair valued securities; see Note 2

*  Resale restricted to qualified institutional buyers

(1) Variable rate security; rate as of September 30, 1998

TBA -- Security purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal amount and maturity date will be determined on settlement date.

ADR -- American Depository Receipt

GDR -- Global Depository Receipt

SEK -- Swedish Krona

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
----------------------------------------------------------------------------------------
                                                                              GROSS
           CONTRACT                      IN               DELIVERY          UNREALIZED
          TO DELIVER                EXCHANGE FOR            DATE           APPRECIATION
----------------------------------------------------------------------------------------
*USD                  422,949          GBP  260,000          10/28/98     $      18,407
JPY                80,700,000          USD  616,972          03/15/99            12,394
                                                                                -------
                                                                                 30,801
                                                                                -------


                                                                              GROSS
                                                                            UNREALIZED
                                                                           DEPRECIATION
----------------------------------------------------------------------------------------
*GBP                  260,000          USD  429,439          10/28/98           (11,916)
GBP                   324,000          USD  541,242          03/22/99            (4,610)
                                                                                -------
                                                                                (16,526)
                                                                                -------
Net Unrealized Appreciation..........................................     $      14,275
                                                                                -------
                                                                                -------

-------------

* Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

  GBP -- Great Britain Pound
  JPY -- Japanese Yen
  USD -- United States Dollar

 See Notes to Financial Statements

                                                                ----------------

------------------

SEASONS SERIES TRUST
STOCK PORTFOLIO                       INVESTMENT PORTFOLIO -- SEPTEMBER 30, 1998

                                                                     (UNAUDITED)

COMMON STOCK -- 94.5%                                      SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 6.7%
HOUSING -- 0.8%
Masco Corp. ..........................................         20,900   $     514,662

RETAIL -- 5.9%
AutoZone, Inc.+ ......................................          4,900         120,663
CVS Corp. ............................................         11,714         513,220
Fred Meyer, Inc.+ ....................................         10,700         415,963
Home Depot, Inc. .....................................         11,800         466,100
Koninklijke Ahold NV .................................          4,900         146,478
Rite Aid Corp. .......................................          8,300         294,650
Safeway, Inc.+ .......................................         19,900         922,862
Saks, Inc.+ ..........................................         12,000         269,250
Tag Heuer International SA ADR+ ......................         18,800         110,450
Wal-Mart Stores, Inc. ................................          8,300         453,387
                                                                        -------------
                                                                            4,227,685
                                                                        -------------

CONSUMER STAPLES -- 4.9%
FOOD, BEVERAGE & TOBACCO -- 3.2%
Campbell Soup Co. ....................................          3,300         165,619
Coca-Cola Co. ........................................          4,700         270,837
PepsiCo, Inc. ........................................         18,100         532,819
Philip Morris Cos., Inc. .............................         21,600         994,950

HOUSEHOLD PRODUCTS -- 1.7%
Gillette Co. .........................................          6,200         237,150
Kimberly-Clark Corp. .................................         12,100         490,050
Kimberly-Clark de Mexico SA de CV, Class A............         37,500          92,849
Procter & Gamble Co. .................................          3,700         262,469
                                                                        -------------
                                                                            3,046,743
                                                                        -------------

ENERGY -- 4.1%
ENERGY SERVICES -- 0.6%
Halliburton Co. ......................................         13,100         374,169

ENERGY SOURCES -- 3.5%
Chevron Corp. ........................................          6,000         504,375
Mobil Corp. ..........................................          9,400         713,812
Petroleo Brasileiro SA ADR+ ..........................          1,700          17,427
Petroleo Brasileiro SA ADR* ..........................          2,600          26,653
Royal Dutch Petroleum Co. ............................         19,700         938,212
                                                                        -------------
                                                                            2,574,648
                                                                        -------------

FINANCE -- 19.6%
BANKS -- 7.4%
Bank of New York Co., Inc. ...........................         20,200         552,975
BCA Fideuram SpA......................................         14,500          61,842

----------------
66

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Citicorp..............................................          4,700   $     436,806
First Union Corp. ....................................         13,700         701,269
HSBC Holdings PLC.....................................          4,200          76,967
Mellon Bank Corp. ....................................          4,300         236,769
NationsBank Corp. ....................................         12,405         663,667
Northern Trust Corp. .................................          2,800         191,100
Norwest Corp. ........................................         26,000         931,125
Societe Generale Enterprises+ ........................            700          77,503
Toronto Dominion Bank.................................          7,000         186,375
Wells Fargo & Co. ....................................          1,400         497,000

FINANCIAL SERVICES -- 6.5%
Federal Home Loan Mortgage Corp. .....................         38,000       1,878,625
Federal National Mortgage Association.................         14,800         950,900
First Data Corp. .....................................         12,200         286,700
H&R Block, Inc. ......................................          5,700         235,838
Morgan Stanley, Dean Witter & Co. ....................          2,000          86,125
Travelers Group, Inc. ................................         16,200         607,500

INSURANCE -- 5.7%
Ace Co., Ltd. ........................................         24,400         732,000
Fairfax Financial Holdings Ltd.+ .....................          1,565         452,434
Mutual Risk Management Ltd. ..........................         18,300         647,363
PartnerRe Ltd. .......................................         15,700         628,981
Travelers Property Casualty Corp., Class A............         10,800         344,925
UNUM Corp. ...........................................         15,400         765,187
                                                                        -------------
                                                                           12,229,976
                                                                        -------------

HEALTHCARE -- 14.1%
DRUGS -- 10.3%
American Home Products Corp. .........................         12,600         659,925
Biogen, Inc.+ ........................................          9,700         638,381
Bristol-Myers Squibb Co. .............................          9,000         934,875
Genentech, Inc.+ .....................................          7,500         539,063
Lilly (Eli) & Co. ....................................          8,200         642,163
Merck & Co., Inc. ....................................          7,000         906,937
Novartis AG...........................................            181         290,958
Pfizer, Inc. .........................................          7,300         773,344
Warner-Lambert Co. ...................................         10,500         792,750
Zeneca Group PLC+ ....................................          7,300         258,143

HEALTH SERVICES -- 2.0%
Gehe AG...............................................          3,500         220,066
HEALTHSOUTH Corp.+ ...................................         30,900         326,381
Tenet Healthcare Corp.+ ..............................          7,000         201,250
United HealthCare Corp. ..............................         15,000         525,000

MEDICAL PRODUCTS -- 1.8%
Guidant Corp. ........................................          3,300         245,025
Johnson & Johnson.....................................          7,500         586,875

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
Schering-Plough Corp. ................................          2,700   $     279,619
                                                                        -------------
                                                                            8,820,755
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 12.3%
AEROSPACE & MILITARY TECHNOLOGY -- 1.7%
AlliedSignal, Inc. ...................................         20,900         739,338
Raytheon Co. .........................................          5,500         296,656

BUSINESS SERVICES -- 3.6%
Cendant Corp.+ .......................................          7,100          82,538
Gartner Group, Inc., Class A+ ........................          9,400         196,225
Newmont Mining Corp. .................................         12,100         293,425
Rentokil Initial PLC+ ................................         66,400         409,778
Waste Management, Inc.+ ..............................         17,900         860,319
Wolters Kluwer NV+ ...................................          2,300         441,718

MACHINERY -- 2.0%
Danaher Corp. ........................................         25,300         759,000
Teleflex, Inc. .......................................         13,300         465,500

MULTI-INDUSTRY -- 5.0%
Berkshire Hathaway, Inc. .............................             10         596,000
Sara Lee Corp. .......................................          9,400         507,600
Tomkins PLC...........................................        180,200         845,548
Tyco International Ltd. ..............................         18,946       1,046,766
Unilever NV...........................................          2,300         140,875
                                                                        -------------
                                                                            7,681,286
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 8.6%
BROADCASTING & MEDIA -- 5.1%
CBS Corp. ............................................         21,400         518,950
Cox Communications, Inc., Class A+ ...................          6,400         349,600
Elsevier NV...........................................         11,700         173,945
Omnicom Group, Inc. ..................................         12,700         571,500
Schibsted ASA.........................................          5,500          68,434
Time Warner, Inc. ....................................          5,000         437,813
Tribune Co. ..........................................          8,500         427,656
Vereenigde Ned Uitgevers..............................         13,900         574,200
Vodafone Group PLC....................................          5,300          61,542

ENTERTAINMENT PRODUCTS -- 0.5%
Hasbro, Inc. .........................................         10,300         303,850

LEISURE & TOURISM -- 3.0%
Carnival Corp., Class A...............................         11,700         372,206
Disney (Walt) Co. ....................................          9,400         237,938
Granada Group PLC.....................................         16,000         201,292
Hilton Hotels Corp. ..................................         14,000         238,875
Hutchison Whampoa Ltd. ...............................         64,700         340,667
McDonald's Corp. .....................................          4,300         256,656

----------------
68

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
Mirage Resorts, Inc.+ ................................         14,100   $     236,175
                                                                        -------------
                                                                            5,371,299
                                                                        -------------

INFORMATION TECHNOLOGY -- 17.4%
COMMUNICATION EQUIPMENT -- 1.7%
AirTouch Communications, Inc.+ .......................          9,200         524,400
Ascend Communications, Inc.+ .........................          5,800         263,900
Northern Telecom Ltd. ................................          7,700         246,400

COMPUTERS & BUSINESS EQUIPMENT -- 3.0%
Automatic Data Processing, Inc. ......................          6,000         448,500
Dell Computer Corp.+ .................................          6,200         407,650
EMC Corp.+ ...........................................          8,600         491,813
HBO & Co. ............................................          5,400         155,925
Hewlett-Packard Co. ..................................          6,700         354,681

ELECTRONICS -- 5.0%
Analog Devices, Inc.+ ................................         20,200         324,463
General Electric Co. .................................         17,200       1,368,475
Getronics NV+ ........................................          5,619         255,090
Intel Corp. ..........................................          7,900         677,425
Linear Technology Corp. ..............................          1,500          75,000
Maxim Integrated Products, Inc.+ .....................         12,900         359,588
Philips Electronics NV................................            700          37,725
Texas Instruments, Inc. ..............................            900          47,475

SOFTWARE -- 7.4%
America Online, Inc.+ ................................          3,600         400,500
BMC Software, Inc.+ ..................................         14,400         864,900
Cisco Systems, Inc.+ .................................          8,400         519,225
Microsoft Corp.+ .....................................          9,100       1,001,569
Networks Associates, Inc.+ ...........................         17,850         633,675
Oracle Corp.+ ........................................          8,350         243,194
Parametric Technology Corp.+ .........................         42,500         427,656
Platinum Technology, Inc.+ ...........................         13,400         241,200
Sterling Commerce, Inc.+ .............................          9,300         322,012

TELECOMMUNICATIONS -- 0.3%
GTE Corp. ............................................          3,000         165,000
                                                                        -------------
                                                                           10,857,441
                                                                        -------------

MATERIALS -- 0.2%
CHEMICALS -- 0.2%
Rhone-Poulenc Ltd.+ ..................................          3,300         138,487
                                                                        -------------

REAL ESTATE -- 1.9%
REAL ESTATE INVESTMENT TRUSTS -- 1.9%
Crescent Real Estate Equities Co. ....................         19,900         502,475
Security Capital U.S. Realty+ ........................         29,900         304,980

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Starwood Hotels & Resorts Trust.......................         12,600   $     384,300
                                                                        -------------
                                                                            1,191,755
                                                                        -------------

UTILITIES -- 4.7%
TELEPHONE -- 4.7%
MCI Worldcom, Inc.+ ..................................         27,107       1,324,869
Philips Electronics NV................................          1,500          80,063
SBC Communications, Inc. .............................         10,000         444,375
Telecel-Comunicacaoes Pessoais SA+* ..................          2,400         310,437
Telecom Italia Mobile SpA.............................         33,200         193,490
Telecom Italia SpA+ ..................................         20,239          96,802
Telecomunicacoes de Brasileiras SA ADR+ ..............          7,000         493,062
                                                                        -------------
                                                                            2,943,098
                                                                        -------------
TOTAL INVESTMENT SECURITIES (cost $59,259,002)                             59,083,173
                                                                        -------------


                                                          PRINCIPAL
SHORT-TERM SECURITIES -- 5.9%                              AMOUNT
-------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 5.6%
du Pont (E.I.) de Nemours & Co. 5.53% due 10/9/98.....  $   1,525,000       1,523,126
Falcon Asset Securitization Corp. 5.52% due
 10/13/98.............................................      2,000,000       1,996,320
                                                                        -------------
                                                                            3,519,446
                                                                        -------------

FEDERAL AGENCY OBLIGATIONS -- 0.3%
Federal National Mortgage Association Discount Notes
 5.42% due 10/19/98...................................         85,000          84,769
United States Treasury Bills 4.15% due 1/7/99.........         75,000          74,153
                                                                        -------------
TOTAL SHORT-TERM SECURITIES (cost $3,678,368).........                      3,678,368
                                                                        -------------

TOTAL INVESTMENTS --
  (cost $62,937,370)                     100.4 %      62,761,541
Liabilities in excess of other assets
  --                                      (0.4)         (270,609)
                                         ------      -----------
NET ASSETS --                            100.0 %     $62,490,932
                                         ------      -----------
                                         ------      -----------

-------------

+   Non-income producing securities

*  Resale restricted to qualified institutional buyers

ADR -- American Depository Receipt

See Notes to Financial Statements

----------------
70

----------------

SEASONS SERIES TRUST
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998 (UNAUDITED)

                                                            MULTI-         MULTI-                         ASSET
                                             MULTI-        MANAGED        MANAGED         MULTI-       ALLOCATION:
                                            MANAGED        MODERATE       INCOME/        MANAGED       DIVERSIFIED
                                             GROWTH         GROWTH         EQUITY         INCOME         GROWTH          STOCK
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value*........  $ 40,720,270   $ 43,691,037   $ 37,998,261   $ 30,524,610   $ 72,565,324    $ 59,083,173
Short-term securities*..................     1,189,970      1,039,887        814,844        459,892             --       3,678,368
Repurchase agreements (cost equals
  market)...............................     4,183,000      4,512,000      2,147,000      1,658,000      6,130,000              --
Cash....................................        13,577         14,647         15,575          8,711            172              --
Foreign currency........................            18             13              6             13          8,537           1,430
Receivables for --
  Sales of investments..................       391,632        314,894         59,599         15,658      1,838,024         478,387
  Dividends and accrued interest........       168,976        291,908        379,363        379,047        278,729          79,078
  Fund shares sold......................        96,608         92,758        100,027         99,339        177,325         143,243
  Foreign currency contracts............         8,226          6,017          3,464          1,181         70,661          77,522
Deferred organizational expenses........        11,384         11,384         11,384         11,384         11,384          11,384
Unrealized appreciation on forward
  foreign currency
  contracts.............................         9,437          6,831          4,125          1,186         30,801              --
Prepaid expenses........................           253            269            212            168            408             334
Due from adviser........................            --             --             --            884          4,855              --
                                          ----------------------------------------------------------------------------------------
                                            46,793,351     49,981,645     41,533,860     33,160,073     81,116,220      63,552,919
                                          ----------------------------------------------------------------------------------------
LIABILITIES:
Payables for --
  Purchases of investments..............       651,561        612,294        119,988         44,892      4,487,764         867,436
  Management fees.......................        51,710         46,024         28,490         41,042         50,732          41,042
  Foreign currency contracts............         8,214          6,008          3,459          1,179         70,496          77,289
  Fund shares redeemed..................         3,157         58,676          4,614          1,599         31,013          24,993
Unrealized depreciation on forward
  foreign currency
  contracts.............................        39,097         28,258         16,388          6,108         16,526              --
Other accrued expenses..................        38,673         39,561         37,129         13,456         61,607          42,903
Written call options at value (proceeds
  $27,329, $27,329, $0, $0, $0 and $0,
  respectively).........................        29,707         29,707             --             --             --              --
Due to custodian bank...................            --             --             --             --             --           8,324
                                          ----------------------------------------------------------------------------------------
                                               822,119        820,528        210,068        108,276      4,718,138       1,061,987
                                          ----------------------------------------------------------------------------------------
NET ASSETS..............................  $ 45,971,232   $ 49,161,117   $ 41,323,792   $ 33,051,797   $ 76,398,082    $ 62,490,932
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Shares of beneficial interest
  outstanding
  (unlimited shares authorized).........     3,635,148      3,988,705      3,370,089      2,788,461      7,100,752       4,739,796
Net asset value per share...............        $12.65         $12.33         $12.26         $11.85         $10.76          $13.18
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Capital paid in.........................  $ 43,305,204   $ 46,573,472   $ 38,084,694   $ 30,714,515   $ 79,310,443    $ 60,731,032
Accumulated undistributed net investment
  income................................       346,895        612,848        787,378        743,172        658,463          77,305
Accumulated undistributed net realized
  gain (loss) on investments............       307,142        183,154        373,963        174,761       (706,327)      1,857,042
Unrealized appreciation (depreciation)
  on investments........................     2,043,990      1,812,279      2,089,948      1,424,201     (2,880,987)       (175,829)
Unrealized foreign exchange gain (loss)
  on other assets and liabilities.......       (29,621)       (18,258)       (12,191)        (4,852)        16,490           1,382
Unrealized depreciation on written
  options contracts.....................        (2,378)        (2,378)            --             --             --              --
                                          ----------------------------------------------------------------------------------------
                                          $ 45,971,232   $ 49,161,117   $ 41,323,792   $ 33,051,797   $ 76,398,082    $ 62,490,932
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------

---------------
* Cost
  Investment securities.................  $ 38,672,292   $ 41,871,349   $ 35,899,187   $ 29,091,861   $ 75,446,311    $ 59,259,002
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------

  Short-term securities.................  $  1,193,958   $  1,047,296   $    823,970   $    468,440   $         --    $  3,678,368
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

                                                                MULTI-        MULTI-                       ASSET
                                                 MULTI-        MANAGED        MANAGED       MULTI-      ALLOCATION:
                                                MANAGED        MODERATE       INCOME/       MANAGED     DIVERSIFIED
                                                 GROWTH         GROWTH        EQUITY        INCOME         GROWTH         STOCK
-----------------------------------------------------------------------------------------------------------------------------------
INCOME:
  Interest..................................  $    439,510   $    659,709   $   764,599   $   690,018   $   487,344    $     96,708
  Dividends.................................        66,515         56,650        34,878        16,132       393,886         293,541
                                              -------------------------------------------------------------------------------------
    Total income*...........................       506,025        716,359       799,477       706,150       881,230         390,249
                                              -------------------------------------------------------------------------------------
EXPENSES:
  Management fees...........................       200,664        192,296       137,729        96,951       275,429         236,878
  Custodian fees............................        42,243         42,842        36,990        30,829       118,722          45,398
  Auditing fees.............................        11,893         11,862        11,495        11,247        12,386          12,019
  Reports to investors......................         4,988          5,436         4,326         3,351         8,291           6,838
  Amortization of organizational expenses...         1,610          1,610         1,610         1,610         1,610           1,610
  Legal fees................................           792            812           761           680         1,096           1,178
  Trustees' fees............................           610            671           518           366           915             844
  Other expenses............................           192            198           163           142           260             227
                                              -------------------------------------------------------------------------------------
    Total expenses before reimbursement.....       262,992        255,727       193,592       145,176       418,709         304,992
    Expenses reimbursed by the investment
      adviser...............................            --             --            --       (11,711)      (26,627)             --
                                              -------------------------------------------------------------------------------------
Net investment income.......................       243,033        460,632       605,885       572,685       489,148          85,257
                                              -------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments...       187,865         69,023       159,233        10,225      (633,607)        898,424
  Net realized foreign exchange gain (loss)
    on other assets and liabilities.........        23,984         53,282        71,525        75,195         7,344          (8,399)
  Net realized gain (loss) on options
    contracts...............................        (1,958)        10,020            --            --            --              --
  Change in unrealized
    appreciation/depreciation on
    investments.............................    (1,363,228)    (1,021,807)      482,347       612,651    (6,341,160)     (7,411,195)
  Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities.............................       (39,711)       (27,289)      (18,674)       (9,593)          317           1,502
  Change in unrealized
    appreciation/depreciation on written
    options contracts.......................        (2,378)        (2,378)           --            --            --              --
                                              -------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign exchange........    (1,195,426)      (919,149)      694,431       688,478    (6,967,106)     (6,519,668)
                                              -------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................  $   (952,393)  $   (458,517)  $ 1,300,316   $ 1,261,163   $(6,477,958)   $ (6,434,411)
                                              -------------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------------

---------------
* Net of foreign withholding taxes on
  interest and dividends of.................  $         83   $        385   $        83   $        --   $    20,353    $     10,491
                                              -------------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------------

See Notes to Financial Statements

----------------
72

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

                                                                   MULTI-       MULTI-                     ASSET
                                                      MULTI-       MANAGED      MANAGED      MULTI-     ALLOCATION:
                                                      MANAGED     MODERATE      INCOME/     MANAGED     DIVERSIFIED
                                                      GROWTH       GROWTH       EQUITY       INCOME       GROWTH          STOCK
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.............................  $   243,033  $   460,632  $   605,885  $  572,685  $    489,148    $    85,257
Net realized gain (loss) on investments...........      187,865       69,023      159,233      10,225      (633,607)       898,424
Net realized foreign exchange gain (loss) on other
  assets and liabilities..........................       23,984       53,282       71,525      75,195         7,344         (8,399)
Net realized gain (loss) on options contracts.....       (1,958)      10,020           --          --            --             --
Change in unrealized appreciation/depreciation on
  investments.....................................   (1,363,228)  (1,021,807)     482,347     612,651    (6,341,160)    (7,411,195)
Change in unrealized foreign exchange gain/loss on
  other assets and liabilities....................      (39,711)     (27,289)     (18,674)     (9,593)          317          1,502
Change in unrealized appreciation/depreciation on
  written options contracts.......................       (2,378)      (2,378)          --          --            --             --
                                                    ------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations.................................     (952,393)    (458,517)   1,300,316   1,261,163    (6,477,958)    (6,434,411)
                                                    ------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold.........................   17,373,551   20,426,782   17,033,893  15,398,146    35,058,784     28,966,705
Cost of shares repurchased........................   (2,930,487)  (3,429,312)  (2,967,159) (1,985,295)   (2,567,148)    (2,126,052)
                                                    ------------------------------------------------------------------------------
Net increase in net assets resulting from capital
  share transactions..............................   14,443,064   16,997,470   14,066,734  13,412,851    32,491,636     26,840,653
                                                    ------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS......................   13,490,671   16,538,953   15,367,050  14,674,014    26,013,678     20,406,242

NET ASSETS:
Beginning of period...............................   32,480,561   32,622,164   25,956,742  18,377,783    50,384,404     42,084,690
                                                    ------------------------------------------------------------------------------
End of period.....................................  $45,971,232  $49,161,117  $41,323,792  $33,051,797 $ 76,398,082    $62,490,932
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

---------------
Accumulated undistributed net investment income...  $   346,895  $   612,848  $   787,378  $  743,172  $    658,463    $    77,305
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

Shares issued and repurchased:
Sold..............................................    1,330,862    1,626,767    1,411,856   1,331,426     3,023,960      2,019,557
Repurchased.......................................     (223,888)    (274,759)    (244,117)   (170,161)     (224,884)      (151,060)
                                                    ------------------------------------------------------------------------------
Net increase......................................    1,106,974    1,352,008    1,167,739   1,161,265     2,799,076      1,868,497
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MARCH 31, 1998#

                                                                   MULTI-       MULTI-                     ASSET
                                                      MULTI-       MANAGED      MANAGED      MULTI-     ALLOCATION:
                                                      MANAGED     MODERATE      INCOME/     MANAGED     DIVERSIFIED
                                                      GROWTH       GROWTH       EQUITY       INCOME       GROWTH          STOCK
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.............................  $   233,996  $   375,550  $   467,248  $  466,369  $    504,309    $    51,271
Net realized gain on investments..................      450,946      353,817      281,459     189,755       426,906      1,303,958
Net realized foreign exchange gain (loss) on
  other assets and liabilities....................       18,930       26,437       23,750      26,463           795        (13,405)
Net unrealized appreciation/depreciation on
  investments.....................................    3,407,218    2,834,086    1,607,601     811,550     3,460,173      7,235,366
Net unrealized foreign exchange gain/loss on other
  assets and liabilities..........................       10,090        9,031        6,483       4,741        16,173           (120)
                                                    ------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations......................................    4,121,180    3,598,921    2,386,541   1,498,878     4,408,356      8,577,070
                                                    ------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income............     (145,000)    (240,000)    (295,000)   (310,000)     (350,000)       (50,000)
  Distributions from net realized gain on
    investments...................................     (360,000)    (315,000)    (155,000)   (115,000)     (495,000)      (335,000)
                                                    ------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders....................................     (505,000)    (555,000)    (450,000)   (425,000)     (845,000)      (385,000)
                                                    ------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold.........................   35,042,648   36,053,150   30,442,119  24,213,091    58,480,233     47,040,730
Proceeds from shares issued for reinvestment of
  dividends and distributions.....................      505,000      555,000      450,000     425,000       845,000        385,000
Cost of shares repurchased........................   (6,683,267)  (7,029,907)  (6,871,918) (7,334,186)  (12,504,185)   (13,533,110)
                                                    ------------------------------------------------------------------------------
Net increase in net assets resulting from capital
  share transactions..............................   28,864,381   29,578,243   24,020,201  17,303,905    46,821,048     33,892,620
                                                    ------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS......................   32,480,561   32,622,164   25,956,742  18,377,783    50,384,404     42,084,690

NET ASSETS:
Beginning of period...............................            0            0            0           0             0              0
                                                    ------------------------------------------------------------------------------
End of period.....................................  $32,480,561  $32,622,164  $25,956,742  $18,377,783 $ 50,384,404    $42,084,690
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

---------------
Accumulated undistributed (distributions in excess
  of) net investment income.......................  $   103,862  $   152,216  $   181,493  $  170,487  $    169,315    $    (7,952)
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

Shares issued and repurchased:
Sold..............................................    3,051,992    3,193,790    2,768,731   2,243,277     5,347,715      3,890,293
Issued in reinvestment of dividends and
  distributions...................................       43,395       48,593       40,581      39,192        77,457         30,323
Repurchased.......................................     (567,213)    (605,686)    (606,962)   (655,273)   (1,123,496)    (1,049,317)
                                                    ------------------------------------------------------------------------------
Net increase......................................    2,528,174    2,636,697    2,202,350   1,627,196     4,301,676      2,871,299
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

# Commenced operations April 15, 1997

See Notes to Financial Statements

----------------
74

----------------

SEASONS SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF BUSINESS: Seasons Series Trust ("the Trust"), organized as a Massachusetts business trust on October 10, 1995, is an open-end, management investment company. It was established to provide a funding medium for certain annuity contracts issued by Variable Annuity Account Five (the "Account"), a separate account of Anchor National Life Insurance Company (the "Life Company"), organized under the laws of the state of Arizona.

The Trust currently issues six separate series of shares ("Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objective. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

The investment objectives for each portfolio are as follows:

The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.

The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.

The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.

The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.

The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO seeks capital appreciation.

The STOCK PORTFOLIO seeks long-term capital appreciation, and secondarily, increasing dividend income through investments primarily in well-established growth companies.

SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser"), an indirect, wholly owned subsidiary of the Life Company, serves as investment adviser for all the Portfolios of the Trust. Janus Capital Corporation ("Janus") and Wellington Management Company, LLP ("WMC") both serve as subadvisers for each of the Multi-Managed Portfolios. Each of Janus and WMC manages one particular portion of the assets (each, a "Managed Component" or "component") of each of the Multi-Managed Portfolios, subject to the supervision of SunAmerica. Putnam Investment Management, Inc. ("Putnam") serves as subadviser for the Asset
Allocation: Diversified Growth Portfolio and T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as subadviser for the Stock Portfolio, each subject to the supervision of SunAmerica. (Janus, WMC, Putnam and T. Rowe Price are referred to herein individually as a "Subadviser," and collectively as the "Subadvisers.") In addition to being responsible for overall supervision of each Portfolio, SunAmerica manages one or more particular components of each of the Multi-Managed Portfolios.

Each Multi-Managed Portfolio is organized as a "non-diversified" Portfolio of the Trust (as such term is defined under the Investment Company Act of 1940, as amended), subject, however, to certain tax diversification requirements.

Investments in each Multi-Managed Portfolio (and redemption requests) will be allocated among the Managed Components of such Portfolio as described in the chart below. The Trust expects that differences in investment returns among the Managed Components of a Multi-Managed Portfolio will cause the actual percentage of the Portfolio's assets allocated to each component to vary from the target allocation over the course of a calendar quarter. Accordingly, the assets of each Multi-Managed Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

                           Managed Components As a Target Percentage
                                of each Multi-Managed Portfolio
                 --------------------------------------------------------------
                   SunAmerica/                                        WMC/
                   Aggressive        Janus/        SunAmerica/        Fixed
                     Growth          Growth         Balanced         Income
   PORTFOLIO        component       component       component       component
---------------  ---------------  -------------  ---------------  -------------
Multi-Managed
  Growth
  Portfolio               20%             40%             20%             20%
Multi-Managed
  Moderate
  Growth
  Portfolio               18%             28%             18%             36%
Multi-Managed
  Income/
  Equity
  Portfolio                0%             18%             28%             54%
Multi-Managed
  Income
  Portfolio                0%              8%             17%             75%

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust at September 30, 1998, and the results of its

                                                                ----------------
operations, the changes in its net assets and its financial highlights for the period then ended. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

Dividends from net investment income and capital gain distributions, if any, are paid annually.

The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

----------------
76

For the period ended March 31, 1998, the reclassification arising from "book/tax" differences resulted in increases (decreases) to the components of net assets as follows:

                         Accumulated     Accumulated
                        Undistributed   Undistributed
                        Net Investment  Net Realized    Paid-In
                        Income/(Loss)    Gain/(Loss)    Capital
                        --------------  -------------  ---------
Multi-Managed Growth
  Portfolio               $   14,866     $   (12,625)  $  (2,241)
Multi-Managed Moderate
  Growth Portfolio            16,666         (14,425)     (2,241)
Multi-Managed Income/
  Equity Portfolio             9,245          (7,004)     (2,241)
Multi-Managed Income
  Portfolio                   14,118         (11,877)     (2,241)
Asset Allocation:
  Diversified Growth
  Portfolio                   15,006         (12,765)     (2,241)
Stock Portfolio               (9,223)         11,464      (2,241)

ORGANIZATIONAL EXPENSES: Costs incurred by the Adviser in connection with the organization and registration of the Trust amounted to $91,410. Organizational expenses are amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations.

3. OPERATING POLICIES:
REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repo transactions with other affiliated investment companies.

At September 30, 1998, The Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios had a 2.2%, 2.2%, 1.3% and 0.6%, respectively, undivided interest, representing $2,873,000, $2,872,000, $1,767,000 and $753,000, respectively, in principal amount, in a joint repo with PaineWebber, Inc. which is dated September 30, 1998, bears interest at the rate of 5.20% per annum, has a principal amount of $131,433,000 and a repurchase price of $131,451,985, matures October 1, 1998 and is collateralized by $50,000,000 of U.S. Treasury Bonds (bearing interest at the rate of 5.25% per annum and maturing August 15, 2003), $40,000,000 of U.S. Treasury Bonds (bearing interest at the rate of 6.13% per annum and maturing November 15, 2027) and $32,400,000 of U.S. Treasury Bonds (bearing interest at the rate of 6.25% per annum and maturing February 15, 2003), which together have an approximate value of $134,487,192.

In addition at September 30, 1998, the above-mentioned Portfolios had a 0.3%, 0.5%, 0.3% and 0.7%, respectively, undivided interest, representing $310,000, $640,000, $380,000 and $905,000, respectively, in principal amount, in a joint repo with J.P. Morgan Securities, Inc., which is dated September 30, 1998, bears interest at a rate of 5.40% per annum, has a principal amount of $121,325,000 and a repurchase price of $121,343,199, matures October 1, 1998 and is collateralized by $52,907,000 of U.S. Treasury Bonds (bearing interest at the rate of 6.38% per annum and maturing January 15, 2000) and $64,769,000 of U.S. Treasury Notes (bearing interest at the rate of 6.25% per annum and maturing April 30, 2001), which together have an approximate value of $124,307,234.

At September 30, 1998, the Multi-Managed Growth and Multi-Managed Moderate Growth also had a 0.8%, respectively, undivided interest, representing $1,000,000, respectively, in principal amount, in a joint repo with State Street Bank and Trust Co., which is dated September 30, 1998, bears interest at the rate of 5.33% per annum, has a principal amount of $130,000,000 and a repurchase price of $130,019,247, matures October 1, 1998 and is collateralized by $39,430,000 of U.S. Treasury Notes (bearing interest at the rate of 5.50% per annum and maturing December 31, 2000), $19,180,000 of U.S. Treasury Notes (bearing interest at the rate of 6.13% per annum and maturing December 31, 2001), $16,490,000 of U.S. Treasury Bonds (bearing interest at the rate of 6.88% per annum and maturing August 15, 2025), $9,620,000 of U.S. Treasury Notes (bearing interest at the rate of 7.75% per annum and maturing November 30, 1999), $19,155,000 of U.S. Treasury Notes (bearing interest at the rate of 6.25% per annum and maturing August 31, 2002) and $13,340,000 of U.S. Treasury Bonds (bearing interest at the rate of 12.75% per annum and maturing November 15, 2010), which together have an approximate value of $132,620,236.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using

                                                                ----------------
the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

During the six months ended September 30, 1998, transactions in written option contracts were as follows:

                                               MULTI-MANAGED GROWTH
                                           ----------------------------
                                              CONTRACTS       AMOUNT
                                           ---------------  -----------
Written option contracts as of 3/31/98...             0      $       0
Options written during the year..........           (85)       (66,536)
Written options assigned during the
  year...................................             3          1,603
Written options closed during the year...            47         20,872
Net realized gain on written options
  closed.................................            --         16,732
                                                     --
                                                            -----------
Written option contracts as of 9/30/98...           (35)     ($ 27,329)
                                                     --
                                                     --
                                                            -----------
                                                            -----------


                                              MULTI-MANAGED MODERATE
                                                      GROWTH
                                           ----------------------------
                                              CONTRACTS       AMOUNT
                                           ---------------  -----------
Written option contracts as of 3/31/98...             0      $       0
Options written during the year..........           (80)       (63,537)
Written options assigned during the
  year...................................             2          1,069
Written options closed during the year...            43         19,266
Net realized gain on written options
  closed.................................            --         15,873
                                                     --
                                                            -----------
Written option contracts as of 9/30/98...           (35)     ($ 27,329)
                                                     --
                                                     --
                                                            -----------
                                                            -----------

4. PORTFOLIO SECURITIES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities, including short-term securities at September 30, 1998, were as follows:

                                                        MULTI-          MULTI-
                                        MULTI-          MANAGED         MANAGED
                                        MANAGED        MODERATE         INCOME/
                                        GROWTH          GROWTH          EQUITY
                                     -------------   -------------   -------------
Cost...............................  $  44,049,250   $  47,430,645   $  38,870,157
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
Aggregate unrealized
  gain.............................  $   4,208,178   $   3,782,264   $   2,725,575
Aggregate unrealized
  (loss)...........................     (2,164,188)     (1,969,985)       (635,627)
                                     -------------   -------------   -------------
Unrealized gain (loss), net........  $   2,043,990   $   1,812,279   $   2,089,948
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------

                                                         ASSET
                                        MULTI-        ALLOCATION:
                                        MANAGED       DIVERSIFIED
                                        INCOME          GROWTH           STOCK
                                     -------------   -------------   -------------
Cost...............................  $  31,218,301   $ 81,576,311    $  62,937,370
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
Aggregate unrealized
  gain.............................  $   1,810,152   $  3,037,291    $   5,498,598
Aggregate unrealized
  (loss)...........................       (385,951)    (5,918,278)      (5,674,427)
                                     -------------   -------------   -------------
Unrealized gain (loss), net........  $   1,424,201   $ (2,880,987)   $    (175,829)
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------

5. MANAGEMENT OF THE TRUST: The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Management Agreement") with SunAmerica to handle the Trust's day-to-day affairs, to provide investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SunAmerica.

----------------
78

Pursuant to the Management Agreement entered into between the Adviser and the Trust, on behalf of each Portfolio, each Portfolio pays the Adviser a fee, payable monthly, computed daily at the annual rates of .89% of average daily net assets ("Assets") for the Multi-Managed Growth Portfolio, .85% of Assets for the Multi-Managed Moderate Growth Portfolio, .81% of Assets for the Multi-Managed Income/Equity Portfolio, .77% of Assets for the Multi-Managed Income Portfolio,
 .85% of Assets for the Asset Allocation: Diversified Growth Portfolio and .85% of Assets for the Stock Portfolio.

The Management Agreement authorizes SunAmerica to retain one or more subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for portfolio transactions. The organizations below serve as Subadvisers to the portfolios pursuant to Subadvisory Agreements with SunAmerica. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers' fees. All Subadvisory fees are payable by the Adviser to the respective Subadviser and do not increase Portfolio expenses.

Each Subadviser is paid monthly by SunAmerica a fee equal to a percentage of the Assets of the Portfolio allocated to the Subadviser. SunAmerica has agreed to pay Janus a composite fee of .60% on the first $200 million and .55% on Assets over $200 million, and WMC a composite fee of .225% on the first $100 million,
 .125% on the next $100 million and .10% on Assets over $200 million, in each case based on the aggregate Assets it manages in the four Multi-Managed Portfolios. In addition, SunAmerica has agreed to pay each of Putnam and T. Rowe Price a fee at the following annual rates, expressed as a percentage of the Assets of the respective Portfolio: with regard to the Asset Allocation:
Diversified Growth Portfolio, .55% on the first $150 million, .50% on the next $150 million and .40% on Assets over $300 million; and, with regard to the Stock Portfolio, .50% on the first
$40 million and .40% on Assets over $40 million.

The Adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the Portfolio's Assets: Multi-Managed Growth Portfolio, 1.29%; Multi-Managed Moderate Growth Portfolio, 1.21%; Multi-Managed Income/Equity Portfolio, 1.14%; Multi-Managed Income Portfolio, 1.06%; Asset
Allocation: Diversified Growth Portfolio, 1.21%; and Stock Portfolio, 1.21%. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations.

At September 30, 1998, the amounts repaid to the Adviser which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                        BALANCE
                                        AMOUNT        SUBJECT TO
                                       RECOUPED       RECOUPMENT
                                     -------------   -------------
Multi-Managed Growth Portfolio.....  $     19,221    $      4,425
Multi-Managed Moderate Growth
  Portfolio........................        12,654          17,273
Multi-Managed Income/Equity
  Portfolio........................         1,730          36,414
Multi-Managed Income Portfolio.....            --          55,200
Asset Allocation: Diversified
  Growth Portfolio.................            --         104,351
Stock Portfolio....................        10,325              --

6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the six months ended September 30, 1998 was as follows:

                                                        MULTI-          MULTI-
                                        MULTI-          MANAGED         MANAGED
                                        MANAGED        MODERATE         INCOME/
                                        GROWTH          GROWTH          EQUITY
                                     -------------   -------------   -------------
Purchases of portfolio
  securities.......................  $  32,328,164   $  33,123,057   $  25,002,766
Sales of portfolio
  securities.......................     21,149,592      19,355,351      11,485,735
U.S. government securities excluded
  above were as follows:
Purchases of U.S. government
  securities.......................      4,438,453       6,895,808      10,945,982
Sales of U.S. government
  securities.......................      3,293,829       3,713,091       5,501,225

                                                         ASSET
                                        MULTI-        ALLOCATION:
                                        MANAGED       DIVERSIFIED
                                        INCOME          GROWTH           STOCK
                                     -------------   -------------   -------------
Purchases of portfolio
  securities.......................  $  18,323,736   $ 77,765,426    $  34,226,470
Sales of portfolio securities......      5,523,311     46,204,369       12,337,546
U.S. government securities excluded
  above were as follows:
Purchases of U.S. government
  securities.......................      9,143,335     17,824,028               --
Sales of U.S. government
  securities.......................      2,470,619     12,705,506               --

                                                                ----------------

7. SUBSEQUENT EVENTS: On August 19, 1998, SunAmerica Inc. entered into an agreement with American International Group, Inc. ("AIG"). Under the terms of the agreement, SunAmerica Inc. will merge with and into AIG, and consequently, SunAmerica Asset Management Corp. ("SAAMCo"), which acts as investment adviser of the Trust, will become a subsidiary of AIG. SAAMCo will not change its name and no organizational changes are currently planned which would affect services provided to the Trust. As a result of the merger, contract owners of record as of October 30, 1998 are being asked to submit voting instructions for the approval of a new investment advisory and management agreement with SAAMCo, to take effect upon consummation of the merger, as well as certain other matters. The new agreement will be identical to the current agreement in all respects except for its effective date and termination date and will have no effect on the fees or expenses payable by the Trust or its contract owners. The merger transaction is expected to be consummated in late 1998 or early 1999.

----------------
80

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------

                                                                    DIVIDENDS
                                                                    DECLARED     DIVIDENDS     NET                  NET
            NET ASSET                 NET REALIZED &                FROM NET     FROM NET     ASSET               ASSETS
              VALUE        NET          UNREALIZED     TOTAL FROM    INVEST-     REALIZED     VALUE               END OF
  PERIOD    BEGINNING   INVESTMENT    GAIN(LOSS) ON    INVESTMENT     MENT        GAIN ON     END OF    TOTAL     PERIOD
  ENDED     OF PERIOD  INCOME(1)(2)    INVESTMENTS     OPERATIONS    INCOME     INVESTMENTS   PERIOD  RETURN(3)   (000'S)
-------------------------------------------------------------------------------------------------------------------------

                                             Multi-Managed Growth Portfolio

4/15/97-
3/31/98      $10.00       $0.18           $2.95          $3.13        $(0.08)      $(0.20)    $12.85    31.55%    $32,481
9/30/98(5)    12.85        0.08           (0.28)         (0.20)       --           --         12.65    (1.56)      45,971

                                         Multi-Managed Moderate Growth Portfolio
4/15/97-
3/31/98       10.00        0.27            2.40           2.67        (0.13)       (0.17)     12.37     26.86      32,622

9/30/98(5)    12.37        0.14           (0.18)         (0.04)       --           --         12.33    (0.32)      49,161

                                          Multi-Managed Income/Equity Portfolio
4/15/97-
3/31/98       10.00        0.41            1.68           2.09        (0.20)       (0.10)     11.79     21.10      25,957
9/30/98(5)    11.79        0.22            0.25           0.47        --           --         12.26      3.99      41,324

                                             Multi-Managed Income Portfolio
4/15/97-
3/31/98       10.00        0.51            1.15           1.66        (0.27)       (0.10)     11.29     16.81      18,378
9/30/98(5)    11.29        0.26            0.30           0.56        --           --         11.85      4.96      33,052

                                     Asset Allocation: Diversified Growth Portfolio
4/15/97-
3/31/98       10.00        0.23            1.76           1.99        (0.12)       (0.16)     11.71     20.09      50,384
9/30/98(5)    11.71        0.09           (1.04)         (0.95)       --           --         10.76    (8.11)      76,398

                                                     Stock Portfolio
4/15/97-
3/31/98       10.00        0.03            4.80           4.83        (0.02)       (0.15)     14.66     48.59      42,085
9/30/98(5)    14.66        0.02           (1.50)         (1.48)       --           --         13.18    (10.10)     62,491

----------  ---------------------------------------

                           RATIO OF NET
              RATIO OF      INVESTMENT
            EXPENSES TO     INCOME TO
  PERIOD    AVERAGE NET    AVERAGE NET    PORTFOLIO
  ENDED     ASSETS(4)(6)   ASSETS(4)(6)   TURNOVER
----------
            ---------------------------------------

                Multi-Managed Growth Portfolio
4/15/97-
3/31/98       1.29%          1.52%           114%
9/30/98(5)    1.29           1.19             59

            Multi-Managed Moderate Growth Portfolio
4/15/97-
3/31/98       1.21           2.36            101
9/30/98(5)    1.21           2.18             52

             Multi-Managed Income/Equity Portfolio
4/15/97-
3/31/98       1.14           3.72             46
9/30/98(5)    1.14           3.57             37

                Multi-Managed Income Portfolio
4/15/97-
3/31/98       1.06           4.69             47
9/30/98(5)    1.06           4.55             24

             Asset Allocation: Diversified Growth
                           Portfolio
4/15/97-
3/31/98       1.21           2.06            166
9/30/98(5)    1.21           1.51             76

                        Stock Portfolio
4/15/97-
3/31/98       1.21           0.24             46
9/30/98(5)    1.14           0.32             25

----------------------------------

(1) Calculated based upon average shares outstanding

(2) After fee waivers and expense reimbursements by the investment adviser

(3) Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

(4) Annualized

(5) Unaudited

(6) The investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                                                       NET INVESTMENT INCOME
                                                                   EXPENSES (4)                 (4)
                                                              ----------------------   ----------------------
                                                              3/31/98    9/30/98(5)    3/31/98    9/30/98(5)
                                                              --------   -----------   --------   -----------
Multi-Managed Growth Portfolio..............................    1.44%       --   %       1.37%       --   %
Multi-Managed Moderate Growth Portfolio.....................    1.40        --           2.17        --
Multi-Managed Income/Equity Portfolio.......................    1.43        --           3.43        --
Multi-Managed Income Portfolio..............................    1.50         1.15        4.25         4.46
Asset Allocation: Diversified Growth Portfolio..............    1.53         1.29        1.74         1.43
Stock Portfolio.............................................    1.26        --           0.19        --

See Notes to Financial Statements

                                                                ----------------
                                                                              81

                                        PART C
                                  OTHER INFORMATION
Item 23.  Exhibits:

(a) Declaration of Trust. Incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on July 22, 1996.


(b) By-Laws. Incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on July 22, 1996.
(c)       Inapplicable.

(d)(i)    Investment Advisory and Management Agreement.

(d)(ii)   Subadvisory Agreement between SunAmerica and Bankers Trust Company

(d)(iii) Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management

(d)(iv) Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management International

(d)(v)    Subadvisory Agreement between SunAmerica and Janus Capital Corporation

(d)(vi)   Subadvisory Agreement between SunAmerica and Lord, Abbet & Co.

(d)(vii) Subadvisory Agreement between SunAmerica and Putnam Investment Management, Inc.

(d)(viii) Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc.

(d)(ix)   Subadvisory Agreement between SunAmerica and Wellington
          Management Company, LLP.

(e)       Inapplicable.

(f)       Inapplicable.

(g) Custodian Contract. Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on April 1, 1997.

(h) Fund Participation Agreement between Registrant and Anchor National Life Insurance Company, on behalf of itself and Variable Annuity Account Five. Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on April 1, 1997.

(i)       Opinion and Consent of Counsel.

(j)       Consent of Independent Accountants.

(k)       Inapplicable.

(l)       Inapplicable.

(m)       Inapplicable.

(n)       Financial Data Schedules.


(o)(i)    Inapplicable.

   (ii)   Powers of Attorney.

Item 24.  Persons Controlled by or under Common Control with Registrant.

          There are no persons controlled by or under common control with Registrant.


Item 25.  Indemnification.

     Article VI of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                      ARTICLE VI
                                   INDEMNIFICATION

     The Trust shall provide any indemnification required by applicable law and shall indemnify trustees, officers, agents and employees as follows:

(a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding, provided such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

(b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a Trustee, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for negligence or misconduct in the performance of such Person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

(d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper in view of the standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were disinterested and not parties to such action, suit or proceedings, or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, and any determination so made shall be conclusive and binding upon all parties.

(e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt
of an undertaking by or on behalf of the Trustee or officer to   repay such
amount unless it shall ultimately be determined that such Person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel. Prior to any payment being made pursuant to this paragraph, a majority of quorum of disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

(g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a Person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a Person.

(h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

(i) The Trust shall have power to purchase and maintain insurance on behalf of any Person against any liability asserted against or incurred by such Person, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance
of such insurance would result in the   indemnification of any Person in
contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

                           * * * * * * * * * * * * * * *

The Investment Advisory and Management Agreement provides that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties involved in the conduct of office on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust or to any other person for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.


Certain of the Subadvisory Agreements provide for similar indemnification of the Subadviser by the Adviser.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business And Other Connections of Adviser.


SunAmerica Asset Management Corp. ("SunAmerica"), the Adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the Commission
(File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.



Bankers Trust Company, Goldman Sachs Asset Management, Janus Capital Corporation, Lord, Abbett & Co., Putnam Investment Management, Inc., T. Rowe Price Associates, Inc., and Wellington Management Company, the Subadvisers of certain of the Portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of Bankers Trust Company, Goldman Sachs Asset Management, Janus Capital Corporation, Lord, Abbett & Co., Putnam Investment Management, Inc., T. Rowe Price Associates, Inc., and Wellington Management Company, and other required information:



                                         FILE NO.


 Goldman Sachs Asset Management          801-16048

 Goldman Sachs Asset Management          801-38157
 International

 Janus Capital Corporation               801-3991

 Lord, Abbett & Co.                      801-6997

 T. Rowe Price Associates, Inc.          801-856

 Putnam Investment Management, Inc.      801-7974

 Wellington Management Company           801-15908


Reference is made to Post-Effective Amendment No. 26 to BT Investment Funds' Registration Statement on Form N-1A (File No. 33-07404) filed on October 26, 1998 for a description of the names and employment of the directors and officers of Bankers Trust Company.


Item 27.  Principal Underwriters.

There is no Principal Underwriter for the Registrant.

Item 28.  Location of Accounts and Records.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.

Bankers Trust Company has principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006.

Goldman Sachs Asset Management is located at 85 Broad Street, 12th Floor, New York, New York 10004.


Goldman Sachs Asset Management International is located at Peterborough Court, 133 Fleet Street, London EC4A 2BB, England.

Janus Capital Corporation is located at 100 Fillmore Street, Suite 300, Denver, Colorado 80296-4923.

Lord, Abbett & Co. is located in the General Motors Building, at 767 Fifth Avenue, New York, New York 10153.

Putnam Investment Management, Inc. is located at One Post Office Square, Boston, Massachusetts 02109.

SunAmerica Asset Management Corp., is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

T. Rowe Price Associates, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

Wellington Management Company, LLP is located at 75 State Street, Boston, Massachusetts 02109.


Each of the Adviser and Subadvisers maintain the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29.  Management Services.

Inapplicable.

Item 30.  Undertakings

Inapplicable.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 to the Registration Statement pursuant to Rule 485(b) under the 1933 Act, as amended, and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of January, 1999.


                                        SEASONS SERIES TRUST

                                        By:  /s/ Peter C. Sutton
                                        --------------------------------
                                             Peter C. Sutton
                                             Vice President

     Pursuant to the requirements of the 1933 Act, as amended, this Post-Effective Amendment No. 5 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



             *                    Trustee, Chairman and       January 29, 1999
 --------------------------       President
 James K. Hunt                    (Principal Executive
                                  Officer)

             *                    Senior Vice President,      January 29, 1999
 ---------------------------      Treasurer and Controller
 Scott L. Robinson                (Principal Financial and
                                  Accounting Officer)

             *                    Trustee                     January 29, 1999
 ---------------------------
 Monica C. Lozano

             *                    Trustee                     January 29, 1999
 ---------------------------
 Allan L. Sher

             *                    Trustee                     January 29, 1999
 ---------------------------
 William M. Wardlaw

 *By: /s/ Robert M. Zakem                                     January 29, 1999
 ---------------------------
 Robert M. Zakem,
 Attorney-in-Fact

                         EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------
(d)(i) Investment Advisory and Management Agreement between the Registrant and SunAmerica Asset Management Corp. ("SunAmerica")

(d)(ii)   Subadvisory Agreement between SunAmerica and Bankers Trust Company

(d)(iii) Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management

(d)(iv) Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management International

(d)(v)    Subadvisory Agreement between SunAmerica and Janus Capital Corporation

(d)(vi)   Subadvisory Agreement between SunAmerica and Lord, Abbet & Co.

(d)(vii) Subadvisory Agreement between SunAmerica and Putnam Investment Management, Inc.

(d)(viii) Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc.

(d)(ix)   Subadvisory Agreement between SunAmerica and Wellington
          Management Company, LLP.

(i)       Opinion and Consent of Counsel

(j)       Consent of Independent Accountants

(n)       Financial Data Schedules

(o)(ii)   Powers of Attorney